UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-22227

                    IndexIQ ETF Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue
                 New York, NY 10010

(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
            New York, NY 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

IndexIQ ETF Trust

Annual Report
April 30, 2022

IQ Hedge Multi-Strategy Tracker ETF (QAI)	IQ Chaikin U.S. Small Cap ETF (CSML)
IQ Hedge Macro Tracker ETF (MCRO)	IQ 500 International ETF (IQIN)
IQ Hedge Market Neutral Tracker ETF (QMN)	IQ Candriam ESG US Equity ETF (IQSU)
IQ Hedge Long/Short Tracker ETF (QLS)	IQ Candriam ESG International Equity ETF (IQSI)
IQ Hedge Event-Driven Tracker ETF (QED)	IQ Healthy Hearts ETF (HART)
IQ Real Return ETF (CPI)	IQ Engender Equality ETF (EQUL)
IQ S&P High Yield Low Volatility Bond ETF (HYLV)	IQ Cleaner Transport ETF (CLNR)
IQ Merger Arbitrage ETF (MNA)	IQ Clean Oceans ETF (OCEN)
IQ Global Resources ETF (GRES)	IQ Global Equity R&D Leaders ETF (WRND)
IQ U.S. Real Estate Small Cap ETF (ROOF)	IQ U.S. Large Cap R&D Leaders ETF (LRND)
IQ 50 Percent Hedged FTSE International ETF (HFXI)	IQ U.S. Mid Cap R&D Leaders ETF (MRND)
IQ Chaikin U.S. Large Cap ETF (CLRG)

Not FDIC Insured | May Lose Value | No Bank Guarantee

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting newyorklifeinvestments.com or by calling 1-888-474-7725. Read the prospectus carefully before investing.
Each of the Funds’ performance that is current to the most recent month-end is available by visiting newyorklifeinvestments.com or by calling 1-888-474-7725.
Availability of Proxy Voting Policies and Proxy Voting Records
You may obtain a description of the IndexIQ ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at sec.gov.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at sec.gov. Additionally, the Funds' makes its portfolio holdings for the first and third quarters of each fiscal year available at newyorklifeinvestments.com\documents. Each Funds’ premium/discount information is available, free of charge, on the Funds’ website newyorklifeinvestments.com or by calling 1-888-474-7725.
Electronic Delivery
Receive email notifications when your most recent shareholder communications are available for review. Access prospectuses, annual reports and semi-annual reports online.
To enroll:
Visit https://www.fundreports.com
If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.
IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.
"New York Life Investments" is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. IndexIQ® is the indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC and serves as the advisor to the IndexIQ ETFs. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

Shareholder Letter (unaudited)

Message from the President
The 12-month reporting period ended April 30, 2022, started on a generally positive note. Despite a new wave of COVID-19 infections that disrupted life and commerce, financial markets were buoyed during the spring and summer of 2021 by economic recovery and the widespread availability of vaccines. Most global economies expanded, exceeding pre-pandemic levels as businesses reopened and supportive government policies bore fruit. As the period progressed however, inflation began to creep up in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Bond prices slid as interest rates rose, and equity markets faltered. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor, a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
Despite the market decline that rudely greeted the first four months of 2022, the S&P 500® Index, a widely regarded benchmark of market performance, remained in modestly positive territory for the 12-month reporting period. Some market sectors benefited from the prevailing conditions, with energy stocks soaring and value-oriented shares broadly gaining ground. In addition to energy, leading sectors included utilities and consumer staples. On the other hand, the information technology, financials and consumer discretionary sectors suffered particularly sharp losses. Small- and mid-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, although others, such as India and Indonesia, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated significant interest rate hikes to combat higher-than-previously-expected inflation rates. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Russia and Ukraine together account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
In the midst of these uncertain times, we remain dedicated to providing you with the disciplined investment tools you have come to expect from IndexIQ over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

IQ Hedge Multi-Strategy Tracker ETF
How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Hedge Multi-Strategy Tracker ETF returned −6.80% at NAV (net asset value) and −6.80% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Index2 returned −6.31% for the reporting period. The S&P 500® Index2 and Barclay Fund of Funds Composite Index2 returned and −0.21% and −4.15%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
Despite new coronavirus variant outbreaks, vaccinations and economic reopenings enabled the stock market to rise during much of 2021, with the S&P 500 Index hitting historically high levels at the end of the year. However, equity markets decreased significantly in the first quarter of 2022 as the prospect of higher interest rates weighed on stocks, offsetting virtually all the gains from the previous three quarters. Bond prices, which typically move in the opposite direction of interest rates, fell as well. Inflation fears and a shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy were perhaps the main culprits, but both were overshadowed by the human tragedy unfolding in Ukraine. Commodity prices roared higher with the war in Ukraine continuing to fuel fears of supply crunches. Oil prices swung dramatically, with end-of-reporting-period peaks pushing above the major, $100-per-barrel milestone. The consumer price index increased sharply, hitting 8.5% annually in March 2022, the highest number since 1981. On a more positive note, the U.S. unemployment rate decreased from 6% in April 2021 to 3.6% in March 2022, finally reaching the same level as the pre-pandemic period. However, wage increases added to the inflationary pressures undermining financial markets.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Consistent with Fed tightening, equity markets experienced significant drawdowns, especially in the first quarter of 2022. Bond markets experienced the worst drawdown on record for global fixed income. However, despite these large market moves, the drops were not disorderly and we saw sufficient liquidity in the system.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
In the first quarter of 2022, the Fed moved forward on its pledge to raise rates. As mentioned above, the bond market experienced the worst drawdown on record for global fixed income, with the global bond selloff deepening as the Fed stepped up its tightening policy. In our view, the bond market appears on the verge of turning bearish after a decades-long bull run.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the IQ Hedge Multi-Strategy Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

See page 7 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s allocations change over the course of the reporting period?
The Fund maintained its core allocation to bonds during the reporting period with the weight decreasing from 84.33% to 67.4%. Investment-grade bonds, bank loans and convertible bonds dominated, with the highest weighting among bonds totaling over 45% at the end of reporting period. During the reporting period, the ETF’s equity weight increased from 13.09% to 25.83%, with the emerging-market equity weight increasing from 5.08% to 5.43%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with currencies increasing from 0.92% to 2.97% and commodities decreasing from 3.58% to 2.96%. Annual portfolio turnover was 149.22% for the reporting period.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were Vanguard Energy ETF, The Energy Select Sector SPDR® Fund and FlexShares Morningstar® Global Upstream Natural Resources Index Fund. During the same period iShares MSCI China ETF, SPDR® S&P® China ETF and iPath® Series B S&P 500® VIX Short-Term FuturesTM ETN recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were The Energy Select Sector SPDR® Fund, Invesco DB US Dollar Index Bullish Fund and iShares J.P. Morgan USD Emerging Markets Bond ETF. The weakest contributors were SPDR® Bloomberg Convertible Securities ETF, Vanguard Short-Term Corporate Bond ETF and iShares MSCI China ETF.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF maintained its core allocation to bonds at approximately 67.40%, combined with a satellite allocation to equity of 25.83%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with currencies at 2.97% and commodities at 2.96%. Among bonds, allocations were dominated by 23.23% in investment-grade corporate bonds,13.23% in bank loans and 9.31% in convertible bonds. Among equities, the ETF’s emerging equity allocation was 5.43% and its U.S. large-cap core allocation was 4.69%.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2012 Through 4/30/2022)
Fund Performance History
IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2022)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Hedge Multi-Strategy Tracker ETF Market Price1	-6.80%	1.62%	1.77%
IQ Hedge Multi-Strategy Tracker ETF NAV	-6.80%	1.63%	1.77%
IQ Hedge Multi-Strategy Index	-6.31%	2.18%	2.65%
S&P 500 Index	-0.21%	13.05%	13.00%
Barclay Fund of Funds Index	-4.15%	2.80%	2.91%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Macro Tracker ETF
How did IQ Hedge Macro Tracker ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Hedge Macro Tracker ETF returned −7.60% at NAV (net asset value) and −7.73% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Macro Index2 returned −7.31% for the reporting period. The MSCI World Index2 and Barclay Global Macro Index2 returned −3.52% and 8.81%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
Despite new coronavirus variant outbreaks, vaccinations and economic reopenings enabled the stock market to rise during much of 2021, with the S&P 500 Index hitting historically high levels at the end of the year. However, equity markets decreased significantly in the first quarter of 2022 as the prospect of higher interest rates weighed on stocks, offsetting virtually all the gains from the previous three quarters. Bond prices, which typically move in the opposite direction of interest rates, fell as well. Inflation fears and a shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy were perhaps the main culprits, but both were overshadowed by the human tragedy unfolding in Ukraine. Commodity prices roared higher with the war in Ukraine continuing to fuel fears of supply crunches. Oil prices swung dramatically, with end-of-reporting-period peaks pushing above the major, $100-per-barrel milestone. The consumer price index increased sharply, hitting 8.5% annually in March 2022, the highest number since 1981. On a more positive note, the U.S. unemployment rate decreased from 6% in April 2021 to 3.6% in March 2022, finally reaching the same level as the pre-pandemic period. However, wage increases added to the inflationary pressures undermining financial markets.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Consistent with Fed tightening, equity markets experienced significant drawdowns, especially in the first quarter of 2022. Bond markets experienced the worst drawdown on record for global fixed income. However, despite these large market moves, the drops were not disorderly and we saw sufficient liquidity in the system.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
In the first quarter of 2022, the Fed moved forward on its pledge to raise rates. As mentioned above, the bond market experienced the worst drawdown on record for global fixed income, with the global bond selloff deepening as the Fed stepped up its tightening policy. In our view, the bond market appears on the verge of turning bearish after a decades-long bull run.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the IQ Hedge Macro Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 10 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, as well as a dominant satellite allocation to equity. The bond position decreased from 71.31% to 68.06%, with the U.S. ultra-short-term bond position decreasing from 31.81% to 25.93%. In contrast, the convertible bond position increased from 11.18% to 14.10%, and the investment-grade corporate bond position increased from 0.7% to 6.3%. Equity weighting increased slightly from 23.53% to 25.89%. Exposure to Brazil, Russia, India and China (BRIC) decreased significantly from 8.5% to -1.96%, while emerging-market positions increased from 5.12% to 18.89%. Annual portfolio turnover was 83.9% for the reporting period.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were Vanguard Energy ETF, The Energy Select Sector SPDR® Fund and FlexShares Morningstar® Global Upstream Natural Resources Index Fund. During the same period, iShares MSCI China ETF, SPDR® S&P® China ETF and iShares Core MSCI Emerging Markets ETF recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were The Energy Select Sector SPDR® Fund, FlexShares Morningstar® Global Upstream Natural Resources Index Fund and Invesco DB US Dollar Index Bullish Fund. The most significant detractors from the ETF’s performance were iShares MSCI China ETF, SPDR® Bloomberg Convertible Securities ETF and iShares Core MSCI Emerging Markets ETF.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF maintained its core allocation to bonds at approximately 68.06%, with an allocation to equities of 25.89%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with commodities at 5.66%, currencies at 3.25% and real estate at −2.86%. Among bonds, 25.93% of the ETF’s assets were allocated to U.S. ultra-short-term instruments, 14.10% to convertible bonds and 5.74% to local currency emerging bonds. Among equities, 18.89% of the ETF’s assets were allocated to emerging markets and 2.91% to emerging small-cap equity.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2012 Through 4/30/2022)
Fund Performance History
IQ Hedge Macro Tracker ETF
(as of April 30, 2022)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Hedge Macro Tracker ETF Market Price1	-7.73%	1.65%	0.61%
IQ Hedge Macro Tracker ETF NAV	-7.60%	1.67%	0.61%
IQ Hedge Macro (Total) Index	-7.31%	2.22%	1.31%
MSCI World Index	-3.52%	10.17%	10.05%
Barclay Global Macro Index	8.81%	6.11%	4.45%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Market Neutral Tracker ETF
How did IQ Hedge Market Neutral Tracker ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Hedge Market Neutral Tracker ETF returned −5.51% at NAV (net asset value) and −5.53% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Market Neutral Index2 returned −5.05% for the reporting period. The Bloomberg U.S. Short Treasury Bond Index2 and the Barclay Equity Market Neutral Index2 returned −0.14% and 6.22%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
Despite new coronavirus variant outbreaks, vaccinations and economic reopenings enabled the stock market to rise during much of 2021, with the S&P 500 Index hitting historically high levels at the end of the year. However, equity markets decreased significantly in the first quarter of 2022 as the prospect of higher interest rates weighed on stocks, offsetting virtually all the gains from the previous three quarters. Bond prices, which typically move in the opposite direction of interest rates, fell as well. Inflation fears and a shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy were perhaps the main culprits, but both were overshadowed by the human tragedy unfolding in Ukraine. Commodity prices roared higher with the war in Ukraine continuing to fuel fears of supply crunches. Oil prices swung dramatically, with end-of-reporting-period peaks pushing above the major, $100-per-barrel milestone. The consumer price index increased sharply, hitting 8.5% annually in March 2022, the highest number since 1981. On a more positive note, the U.S. unemployment rate decreased from 6% in April 2021 to 3.6% in March 2022, finally reaching the same level as the pre-pandemic period. However, wage increases added to the inflationary pressures undermining financial markets.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Consistent with Fed tightening, equity markets experienced significant drawdowns, especially in the first quarter of 2022. Bond markets experienced the worst drawdown on record for global fixed income. However, despite these large market moves, the drops were not disorderly and we saw sufficient liquidity in the system.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
In the first quarter of 2022, the Fed moved forward on its pledge to raise rates. As mentioned above, the bond market experienced the worst drawdown on record for global fixed income, with the global bond selloff deepening as the Fed stepped up its tightening policy. In our view, the bond market appears on the verge of turning bearish after a decades-long bull run.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the IQ Hedge Market Neutral Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 13 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, as well as a dominant satellite allocation to equity. The bond position decreased from 97.85% to 81.38%, with bank loans decreasing from 20.54% to 16.47% and U.S. ultra-short-term bonds decreasing from 43.13 to 9.97%. In contrast, U.S. medium-term Treasury bonds increased from 8.33% to 16.25%, floating-rate investment-grade positions increased from 9.36% to 14.57%. The ETF’s equity weighting increased from 4% to 16.73%. Emerging equity and international small-cap equity either decreased or was removed entirely, while U.S. preferred positions increased from −1.35% to 8.41%. The ETF’s U.S. low volatility allocation was 8.29% at the end of reporting period. Annual portfolio turnover was 134.73% for the entire reporting period.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were Invesco DB US Dollar Index Bullish Fund, iPath® Series B S&P 500® VIX Short-Term FuturesTM ETN and Vanguard Value ETF. During the same period iShares Convertible Bond ETF, SPDR® Bloomberg Emerging Markets Local Bond ETF and SPDR® Bloomberg Convertible Securities ETF recorded the lowest total returns..
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Vanguard Growth ETF, SPDR® Blackstone Senior Loan ETF and iPath® Series B S&P 500® VIX Short-Term FuturesTM ETN. The weakest contributors were SPDR® Bloomberg International Treasury Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF maintained its core allocation to bonds at approximately 81.38%. The remaining allocations were to equity at 16.73% and currencies at 1.14%. As of the same date, bank loans dominated the ETF’s bond allocation with a 16.47% weighting, followed by U.S. medium-term Treasury bonds at 16.25% and floating-rate investment-grade instruments at 14.57%. Among equities, U.S. preferred weight represented the largest allocation at 8.41%, followed by U.S. low volatility at 8.29%.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Hedge Market Neutral Tracker ETF
(as of April 30, 2022)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Market Neutral Tracker ETF Market Price2	-5.53%	0.67%	1.17%	1.12%	11.28%
IQ Hedge Market Neutral Tracker ETF NAV	-5.51%	0.67%	1.17%	1.13%	11.31%
IQ Hedge Market Neutral Index	-5.05%	1.19%	1.73%	1.96%	20.40%
Bloomberg U.S. Short Treasury Bond Index	-0.14%	0.81%	1.16%	0.72%	7.12%
Barclay Equity Market Neutral Index	6.22%	2.73%	1.50%	2.92%	31.77%

1
Fund Inception Date: 10/04/2012

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Long/Short Tracker ETF
How did IQ Hedge Long/Short Tracker ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Hedge Long/Short Tracker ETF returned −4.74% at NAV (net asset value) and −4.75% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Long/Short Index2 returned −4.31% for the reporting period. The MSCI World Index2 and the Barclay Equity Long/Short Index2 returned −3.52% and 0.51%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
Despite new coronavirus variant outbreaks, vaccinations and economic reopenings enabled the stock market to rise during much of 2021, with the S&P 500 Index hitting historically high levels at the end of the year. However, equity markets decreased significantly in the first quarter of 2022 as the prospect of higher interest rates weighed on stocks, offsetting virtually all the gains from the previous three quarters. Bond prices, which typically move in the opposite direction of interest rates, fell as well. Inflation fears and a shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy were perhaps the main culprits, but both were overshadowed by the human tragedy unfolding in Ukraine. Commodity prices roared higher with the war in Ukraine continuing to fuel fears of supply crunches. Oil prices swung dramatically, with end-of-reporting-period peaks pushing above the major, $100-per-barrel milestone. The consumer price index increased sharply, hitting 8.5% annually in March 2022, the highest number since 1981. On a more positive note, the U.S. unemployment rate decreased from 6% in April 2021 to 3.6% in March 2022, finally reaching the same level as the pre-pandemic period. However, wage increases added to the inflationary pressures undermining financial markets.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Consistent with Fed tightening, equity markets experienced significant drawdowns, especially in the first quarter of 2022. Bond markets experienced the worst drawdown on record for global fixed income. However, despite these large market moves, the drops were not disorderly and we saw sufficient liquidity in the system.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
In the first quarter of 2022, the Fed moved forward on its pledge to raise rates. As mentioned above, the bond market experienced the worst drawdown on record for global fixed income, with the global bond selloff deepening as the Fed stepped up its tightening policy. In our view, the bond market appears on the verge of turning bearish after a decades-long bull run.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the IQ Hedge Long/Short Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 16 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to equities at 61.83% during the reporting period, followed by bonds at 32.13% and satellite allocations to real estate of 4.40% and volatility of 1.63%. Among equity allocations, international equity core increased from 12.86% to 34.29%, U.S. large-cap core decreased from 22.06% to 19.38% and U.S. momentum increased from −3.10% to 8.03%. Among bond allocations, investment-grade corporate bonds decreased from 23.68% to 21.64% and bank loans decreased from 9.41% to 9.10%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with real estate increasing from 3.82%% to 4.40% and volatility remaining near 1%. Annual portfolio turnover was 183.00% for the reporting period.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were Vanguard Energy ETF, The Energy Select Sector SPDR® Fund and iShares Core U.S. REIT ETF. During the same period iPath® Series B S&P 500® VIX Short-Term FuturesTM ETN, iShares Russell 2000 Growth ETF and Vanguard Small-Cap Growth ETF recorded the lowest total returns..
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were The Technology Select Sector SPDR® Fund, Vanguard Growth ETF and The Energy Select Sector SPDR® Fund. The weakest contributors were iShares MSCI USA Momentum Factor ETF, iShares Core MSCI EAFE ETF and Vanguard FTSE Developed Markets ETF.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF maintained its core allocation to equities and bonds at 61.83% and 32.13%, respectively, with satellite allocations to real estate of 4.40% and volatility of 1.63%. Among equities, allocations were dominated by 34.29% in international equity core, 19.38% in U.S. large-cap core and 8.03% in U.S. momentum. Among bonds, the ETF’s investment-grade corporate allocation was 21.64% and its bank loan allocation was 9.10%.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Hedge Long/Short Tracker ETF
(as of April 30, 2022)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Long/Short Tracker ETF Market Price2	-4.75%	6.72%	6.24%	4.93%	40.73%
IQ Hedge Long/Short Tracker ETF NAV	-4.74%	6.72%	6.24%	4.94%	40.86%
IQ Hedge Long/Short Index	-4.31%	7.28%	6.87%	5.81%	49.46%
MSCI World Index	-3.52%	10.41%	10.17%	8.52%	78.81%
Barclay Equity Long/Short Index	0.51%	6.99%	5.40%	4.36%	35.36%

1
Fund Inception Date: 3/24/2015

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Event-Driven Tracker ETF
How did IQ Hedge Event-Driven Tracker ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Hedge Event-Driven Tracker ETF returned −8.05% at NAV (net asset value) and −8.09% at market price.1 To compare, the ETF’s Underlying Index, the IQ Hedge Event-Driven Index2 returned −7.77% for the reporting period. The Bloomberg U.S. Aggregate Bond Index2 and the Barclay Event Driven Index2 returned −8.51% and −3.07%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
Despite new coronavirus variant outbreaks, vaccinations and economic reopenings enabled the stock market to rise during much of 2021, with the S&P 500 Index hitting historically high levels at the end of the year. However, equity markets decreased significantly in the first quarter of 2022 as the prospect of higher interest rates weighed on stocks, offsetting virtually all the gains from the previous three quarters. Bond prices, which typically move in the opposite direction of interest rates, fell as well. Inflation fears and a shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy were perhaps the main culprits, but both were overshadowed by the human tragedy unfolding in Ukraine. Commodity prices roared higher with the war in Ukraine continuing to fuel fears of supply crunches. Oil prices swung dramatically, with end-of-reporting-period peaks pushing above the major, $100-per-barrel milestone. The consumer price index increased sharply, hitting 8.5% annually in March 2022, the highest number since 1981. On a more positive note, the U.S. unemployment rate decreased from 6% in April 2021 to 3.6% in March 2022, finally reaching the same level as the pre-pandemic period. However, wage increases added to the inflationary pressures undermining financial markets.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Consistent with Fed tightening, equity markets experienced significant drawdowns, especially in the first quarter of 2022. Bond markets experienced the worst drawdown on record for global fixed income. However, despite these large market moves, the drops were not disorderly and we saw sufficient liquidity in the system.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
In the first quarter of 2022, the Fed moved forward on its pledge to raise rates. As mentioned above, the bond market experienced the worst drawdown on record for global fixed income, with the global bond selloff deepening as the Fed stepped up its tightening policy. In our view, the bond market appears on the verge of turning bearish after a decades-long bull run.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the IQ Hedge Event-Driven Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 19 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, as well as a dominant satellite allocation to equity. The bond weighting decreased from 94.83% to 86.18% during the reporting period. Among bonds, investment-grade corporate bonds increased from 46.32% to 47.63% and convertible bonds decreased from 27.3% to 16.31%. The bank loan weighting increased slightly from approximately 23.98% to 25.15%. The high-yield corporate bond weighting remained negative at −2.97% as of the end of reporting period. The equities weighting increased from 5.17% to 13.82%, with U.S. small-cap growth remaining at approximately 8% while U.S. preferred equity increased from −2.99% to 7.66%. Annual portfolio turnover was 59.47% for the reporting period.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were SPDR® Blackstone Senior Loan ETF, Invesco Senior Loan ETF and iShares Short Treasury Bond ETF. During the same period iShares Russell 2000 Growth ETF, Vanguard Small-Cap Growth ETF and iShares Convertible Bond ETF recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were iShares iBoxx $ High Yield Corporate Bond ETF, Invesco Senior Loan ETF and SPDR® Blackstone Senior Loan ETF. The weakest contributors were SPDR® Bloomberg Convertible Securities ETF, Vanguard Short-Term Corporate Bond ETF and Vanguard Small-Cap Growth ETF.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF maintained a core allocation to bonds of approximately 86.18%, as well as a remaining allocation to equities of 13.82%. Among bonds, investment-grade corporates dominated the ETF’s holdings with a 47.63% weighting, followed by bank loans at 25.15% and convertible bonds at 16.31%. Among equities, 7.66% of the ETF’s assets were allocated to U.S. small-cap growth and 6.16% to U.S. preferred.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Hedge Event-Driven Tracker ETF
(as of April 30, 2022)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Event-Driven Tracker ETF Market Price2	-8.09%	3.03%	3.82%	3.74%	29.78%
IQ Hedge Event-Driven Tracker ETF NAV	-8.05%	3.03%	3.82%	3.73%	29.73%
IQ Hedge Event-Driven Index	-7.77%	3.39%	4.23%	4.22%	34.20%
Bloomberg U.S. Aggregate Bond Index	-8.51%	0.38%	1.20%	1.30%	9.59%
Barclay Event Driven Index	-3.07%	6.27%	5.29%	5.09%	42.21%

1
Fund Inception Date: 3/24/2015

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Real Return ETF
How did IQ Real Return ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Real Return ETF returned −0.77% at NAV (net asset value) and −0.90% at market price.1 To compare, the ETF’s Underlying Index, Bloomberg U.S. Treasury Inflation Notes 1-10 Year Index2 returned 1.52% for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Despite new coronavirus variant outbreaks, vaccinations and economic reopenings enabled the stock market to rise during much of 2021, with the S&P 500 Index hitting historically high levels at the end of the year. However, equity markets decreased significantly in the first quarter of 2022 as the prospect of higher interest rates weighed on stocks, offsetting virtually all the gains from the previous three quarters. Bond prices, which typically move in the opposite direction of interest rates, fell as well. Inflation fears and a shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy were perhaps the main culprits, but both were overshadowed by the human tragedy unfolding in Ukraine. Commodity prices roared higher with the war in Ukraine continuing to fuel fears of supply crunches. Oil prices swung dramatically, with end-of-reporting-period peaks pushing above the major, $100-per-barrel milestone. The consumer price index increased sharply, hitting 8.5% annually in March 2022, the highest number since 1981. On a more positive note, the U.S. unemployment rate decreased from 6% in April 2021 to 3.6% in March 2022, finally reaching the same level as the pre-pandemic period. However, wage increases added to the inflationary pressures undermining financial markets.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Consistent with Fed tightening, equity markets experienced significant drawdowns, especially in the first quarter of 2022. Bond markets experienced the worst drawdown on record for global fixed income. However, despite these large market moves, the drops were not disorderly and we saw sufficient liquidity in the system.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
In the first quarter of 2022, the Fed moved forward on its pledge to raise rates. As mentioned above, the bond market experienced the worst drawdown on record for global fixed income, with the global bond selloff deepening as the Fed stepped up its tightening policy. In our view, the bond market appears on the verge of turning bearish after a decades-long bull run.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use any derivatives position over the reporting period.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
Effective March 1, 2022, the ETF repositioned and changed its Underlying Benchmark. The Funds’ new Underlying Benchmark is comprised of three main asset classes: 60% in fixed income (Treasury inflation-protected securities), 30% in equities and 10% in commodities. The target asset weights and asset class weights reset monthly. Fixed income positions are also rebalanced monthly, while equity components are rebalanced quarterly.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 22 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s allocations change over the course of the reporting period?
Before the ETF repositioned, it maintained its core allocation to bonds, which decreased from 85.05% to 78.97%. Among bonds, the ETF’s ultra-short-term allocation decreased from 75.02% to 68.87%, while medium- and long-term allocations increased to 7.57% and 2.53%, respectively. During the same period, the ETF’s equity weight decreased from 7.42% to 7.01%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with currencies decreasing from 7.02% to zero, and real estate increasing from zero to 3.67%.
As described above, the ETF repositioned in March 2022 to include three main asset classes: 60% in fixed income (Treasury inflation-protected securities), 30% in equities and 10% in commodities, with asset weights reset to the target weights monthly.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
Before the ETF repositioned, in terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were Invesco DB Oil Fund, iShares Core S&P 500 ETF and SPDR® S&P 500® ETF Trust. During the same period, iShares MSCI Emerging Markets ETF, Invesco Currencyshares® Japanese Yen Trust and Invesco CurrencyShares® Euro Trust recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
Before the ETF repositioned, on the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Invesco DB Oil Fund, Invesco DB Gold Fund and SPDR® S&P 500® ETF Trust. The most significant detractors from performance were Invesco CurrencyShares® Japanese Yen Trust, IQ Ultra Short Duration ETF and iShares 3-7 Year Treasury Bond ETF.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF was allocated 60% in fixed income (Treasury inflation-protected securities), 30% in equities and 10% in commodities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2012 Through 4/30/2022)
Fund Performance History
IQ Real Return ETF
(as of April 30, 2022)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Real Return ETF Market Value1	-0.77%	0.96%	0.88%
IQ Real Return ETF NAV	-0.90%	0.95%	0.88%
Bloomberg IQ Multi-Asset Inflation Index2	N/A	N/A	N/A
Bloomberg U.S. Treasury Inflation Notes 1-10 Year Index	1.52%	3.59%	2.02%
Bloomberg U.S. Short Treasury Bond Index	-0.14%	1.16%	0.70%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2
On March 1, 2022, the Fund’s underlying index changed from the IQ Real Return Index to the Bloomberg IQ Multi-Asset Inflation Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to March 1, 2022, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of December 10, 2021 it was not in existence for all of the periods disclosed. The old index was terminated, so performance data does not exist for these time periods.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ S&P High Yield Low Volatility Bond ETF
How did IQ S&P High Yield Low Volatility Bond ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), the IQ S&P High Yield Low Volatility Bond ETF returned −6.67% at NAV (net asset value) and −7.44% at market price.1 To compare, the ETF’s Underlying Index, the S&P U.S. High Yield Low Volatility Corporate Bond Index2 returned −6.69% for the reporting period. The ICE BofA U.S. High Yield Index returned −4.96% for the same period.
What factors affected the Fund’s performance during the reporting period?
On an absolute basis, a sharply higher move in U.S. Treasury yields in the second half of the reporting period, coupled with a sell-off in risk assets, had a negative impact on the ETF’s performance and the high-yield market. On a relative basis, positions in communications, automotive and retail made positive contributions to the ETF’s performance. (Contributions take weightings and total returns into account.) Conversely, overweight exposure to securities rated BBB3 and positions in building materials detracted from returns.
What was the ETF’s duration4 strategy during the reporting period?
The ETF maintained a neutral duration posture relative to the benchmark duration during the reporting period.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
Relative to the S&P U.S. High Yield Low Volatility Corporate Bond Index, the strongest returns came from communications, cyclicals and energy sectors. The sectors that were the most significant detractors from the ETF’s returns were building materials and metals & mining.
What were some of the ETF’s largest purchases and sales during the reporting period?
During the reporting period, the ETF purchased the bonds of Charter Communications and Ford Motor Credit. Both were rebalancing buys due to increased weighting in the ETF’s Underlying Index. The ETF sold the bonds of Tenet Healthcare and Community Health Systems.
How did the ETF’s sector weightings change during the reporting period?
The sectors that had the largest increases in sector weightings during the reporting period were energy, health care and leisure. Conversely, the largest decreases were consumer goods, capital goods and media.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the largest positions in the ETF relative to the S&P U.S. High Yield Low Volatility Corporate Bond Index were in the energy, health care and services sectors. As of the same date, the most significantly underweight positions in the ETF were in the consumer goods, financial services and transportation sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 24 for more information on this index.

3
An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ S&P High Yield Low Volatility Bond ETF
(as of April 30, 2022)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ S&P High Yield Low Volatility Bond ETF Market Value2	-7.44%	0.50%	1.51%	1.83%	9.87%
IQ S&P High Yield Low Volatility Bond ETF NAV	-6.67%	0.78%	1.78%	1.98%	10.76%
S&P U.S. High Yield Low Volatility Corporate Bond Index	-6.69%	1.15%	2.13%	2.31%	12.65%
ICE BofA US High Yield Index	-4.96%	2.64%	3.56%	3.76%	21.20%

1
Fund Inception Date: 2/15/2017

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Merger Arbitrage ETF
How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Merger Arbitrage ETF returned −5.38% at NAV (net asset value) and −5.61% at market price.1 To compare, the ETF’s Underlying Index, the IQ Merger Arbitrage Index2 returned −4.47% for the reporting period. The MSCI World Index2, S&P 500® Index2 and the Barclay Merger Arbitrage Index,2 returned −3.52% −0.21%, and 0.63%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
During the reporting period, global merger and acquisition deal activity continued at a record pace. This frenzied deal environment took place against a backdrop of divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads3 affecting bond markets, equity market levels, commodity prices and currencies.
Approximately 3% of deals included in the Underlying Index failed to complete due to deal termination or failure to maintain the strategy’s holding criteria. Approximately 76% of deals completed successfully, while 21% of deals were removed for failing to meet criteria necessary to remain in the Underlying Index.
The strategy employs a hedging methodology primarily using U.S. large-cap equities. In a rising equity market, the ETF’s hedges contribute negative returns. Conversely, the hedges contribute positive returns when equity markets are trending downwards, as was the case during the first quarter of 2022.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF used hedges to dampen potential downward price performance of the acquiring company’s stock used in stock-based transactions. In cases when the acquiring company’s economic sector performed positively, the hedge detracted from performance. Conversely, when the acquiring company’s economic sector performed negatively, the hedge contributed positively to performance. During the reporting period, the ETF’s non-North America hedge produced slightly positive returns, while the ETF’s North America hedge yielded negative returns. The ETF only hedged its exposure to stock-based transactions.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that provided the strongest positive contributions to the ETF’s absolute performance were health care and energy. The sectors providing the weakest contributions to the ETF’s absolute performance were information technology and financials.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 27 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included Xilinx and Alexion Pharmaceuticals. Xilinx designs, develops and markets complete programmable logic solutions. The company’s solutions include advanced integrated circuits, software design tools, predefined system functions delivered as cores of logic and field engineering support. Xilinx sells its products through several distribution channels to customers in the United States and overseas. Alexion Pharmaceuticals, a biopharmaceutical company, researches and develops proprietary immunoregulatory compounds for the treatment of autoimmune and cardiovascular diseases. The company develops C5 complement inhibitors and apogens, which are two classes of potential therapeutic compounds designed to selectively target specific disease-causing segments of the immune system.
During the same period, the weakest contributors to the ETF’s absolute performance were Afterpay and Five9. Afterpay provides payment services, including an installment payment service that is free for customers who pay on time. The company serves customers in Australia, New Zealand, the United States and the UK. Five9 provides cloud contact center software. The company offers real-time and historical reporting, recording, quality monitoring, workforce and customer-relationship management integrations. Five9 serves customers worldwide. Both of these stocks are no longer held by the ETF.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were industrials and communication services. During the same period, the sectors with the most substantial weighting decreases were financials and utilities.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Anaplan and Nielsen Holdings. Anaplan develops and publishes a cloud platform for business applications. The company’s platform allows business users to build and maintain strategic, operational, and business planning and performance management. Anaplan markets its products and services globally. Nielsen Holdings offers marketing services. The company provides demand analysis, product development, sales measurement, price and trade promotion strategies, and product launch services. Nielsen Holdings serves customers worldwide.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2012 Through 4/30/2022)
Fund Performance History
IQ Merger Arbitrage ETF
(as of April 30, 2022)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Merger Arbitrage ETF Market Value1	-5.61%	1.44%	2.53%
IQ Merger Arbitrage ETF NAV	-5.38%	1.51%	2.49%
IQ Merger Arbitrage Index	-4.47%	2.11%	3.33%
MSCI World Index	-3.52%	10.17%	10.05%
Barclay Merger Arbitrage Index	0.63%	5.23%	4.87%
S&P 500 Index	-0.21%	13.05%	13.00%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Resources ETF
How did IQ Global Resources ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Global Resources ETF returned 19.11% at NAV (net asset value) and 18.81% at market price.1 To compare, the ETF’s Underlying Index, IQ Global Resources Index2 returned 20.24% for the reporting period. The S&P Global Natural Resources Index (Net), Bloomberg Commodity Spot Index2 and MSCI World Index2 returned 19.36%, 39.75% and −3.52%, respectively, during the same period.
Were there any changes to the Fund during the reporting period?
The ETF’s Underlying Index implemented a methodology changes effective September 1, 2021. With this methodology change, the Underlying Index and corresponding ETF removed the equity hedge overlay and adopted a 100% long-only strategy. Additionally, the weighting approach changed from a momentum/valuation-based approach to a tiered weighting scheme. Under this new approach, energy, metals and agriculture each have 30% weightings, while water and timber have 5% weightings. Lastly, the coal subsector was removed from the Underlying Index.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. Rising inflationary pressures spurred by continued supply-demand imbalances provided a strong tailwind for commodity prices. Russia’s ongoing military campaign in Ukraine produced another catalyst for already soaring commodity prices toward the end of the reporting period.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets. However, equities of companies that are primarily focused on commodities and natural resources were generally the beneficiaries of inflation fears.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
As described above, the methodology changes to the Underlying Index resulted in the ETFs removal of its derivatives exposures. Prior to the methodology change, the ETF used derivative positions where necessary to help it track its Underlying Index, which contained both long and short weights. The ETF’s derivatives positions consisted of short positions in futures contracts on the S&P 500® Index and the MSCI EAFE Index. During this portion of the reporting period, the ETF’s short positions detracted from performance as global markets rallied in the spring and summer of 2021.
During the reporting period, which subsectors were the strongest positive contributors to the ETF’s relative performance and which subsectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the subsectors making the strongest contributions to the ETF’s absolute performance were energy and grains/food & fiber. The subsectors making the weakest contributions to the ETF’s absolute performance were water and timber.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 30 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks making the strongest contributions to the ETF’s absolute performance during the reporting period included Exxon Mobil and Chevron. Exxon Mobil operates petroleum and petrochemical businesses serving customers worldwide. The company’s operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubricants and chemicals. Chevron is an integrated energy company with worldwide operations. The company produces and transports crude oil and natural gas. Chevron also refines, markets, and distributes fuels, and is involved in chemical and mining operations, power generation and energy services.
The weakest contributors to the ETF’s absolute performance were Kerry Group and Neste Oyj. Kerry is a major international food corporation that develops, manufactures and delivers innovative taste solutions and nutritional and functional ingredients for the food, beverage and pharmaceutical industries. Kerry also manufactures added-value brands and customer-branded chilled foods to UK and Irish consumer food markets. Neste Oyj operates as an independent northern European oil refining and marketing company. The company focuses on traffic fuels and other value-added petroleum products with reduced environmental impact. Both stocks were held by the ETF as of the end of the reporting period.
How did the ETF’s subsector weightings change during the reporting period?
The subsectors experiencing the largest weighting increases in the ETF during the reporting period were energy and grains/food & fiber. During the same period, aside from the coal subsector, which was removed from the ETF, the subsectors with the most substantial weighting decreases were timber and precious metals.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the ETF’s largest holdings included Mondelez International. and Exxon Mobil. Mondelez International is a food and beverage company that manufactures and markets packaged food products, including snacks, beverages, cheese, convenient meals and various packaged grocery products. The company sells its products throughout the world. Exxon Mobil is described above.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2012 Through 4/30/2022)
Fund Performance History
IQ Global Resources ETF
(as of April 30, 2022)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Global Resources ETF Market Price1	18.81%	8.05%	3.51%
IQ Global Resources ETF NAV	19.11%	8.24%	3.54%
IQ Global Resources Index	20.24%	9.43%	4.69%
S&P Global Natural Resources Index-Net	19.36%	10.86%	4.55%
Bloomberg Commodity Spot Index	39.75%	14.37%	4.07%
MSCI World Index	-3.52%	10.17%	10.05%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ U.S. Real Estate Small Cap ETF
How did IQ U.S. Real Estate Small Cap ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ U.S. Real Estate Small Cap ETF returned −0.76% at NAV (net asset value) and −0.84% at market price.1 To compare, the ETF’s Underlying Index, the IQ U.S. Real Estate Small Cap Index2 returned −0.05% for the reporting period. The Dow Jones U.S. Real Estate Index2 returned 7.24% for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads3 affecting bond markets, equity market levels, commodity prices and currencies. Historically, real estate has served as an inflation hedge.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which subsectors made the strongest contributions to the ETF’s performance and which subsectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the subsectors that made the strongest contributions to the ETF’s absolute performance were residential REITs (real estate mortgage trusts) and retail REITs. The subsectors that made the weakest contributions to the ETF’s absolute performance were mortgage REITs and hotel REITs.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included National Storage Affiliates Trust and Independence Realty Trust. National Storage Affiliates Trust operates as a REIT focused on the ownership, operation, and acquisition of self-storage properties located within the United States. Independence Realty Trust is an internally managed and advised apartment REIT focused on acquiring and owning well-located garden-style and mid-rise apartment properties throughout the United States.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSEArca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 33 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Management’s Discussion of Fund Performance (unaudited) (continued)

The weakest contributors to the ETF’s absolute performance during the same period were CareTrust REIT and Two Harbors Investment. CareTrust acquires, owns and leases real estate properties related to the health care subsector and senior housing living situations. Two Harbors REIT focused on investing in, financing and managing U.S. residential mortgage-backed securities (“RMBS”) and related investments. Both stocks remained in the ETF as of the end of the reporting period.
How did the ETF’s subsector weightings change during the reporting period?
The subsectors experiencing the largest weighting increases in the ETF during the reporting period were office REITs and retail REITs. During the same period, the subsectors with the most substantial weighting decreases were residential REITs and specialized REITs.
What were the largest positions in the at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Independence Realty Trust, described above, and Kite Realty Group Trust. Kite Realty Group Trust is a full-service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of neighborhood and community shopping centers. The company own properties in Indiana, Florida, Texas, Washington, Oregon, New Jersey, Illinois and Georgia.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2012 Through 4/30/2022)
Fund Performance History
IQ U.S. Real Estate Small Cap ETF
(as of April 30, 2022)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ U.S. Real Estate Small Cap ETF Market Price1	-0.84%	2.91%	7.52%
IQ U.S. Real Estate Small Cap ETF NAV	-0.76%	2.93%	7.54%
IQ U.S. Real Estate Small Cap Index	-0.05%	3.64%	8.33%
Dow Jones U.S. Real Estate Index	7.24%	9.13%	9.11%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ 50 Percent Hedged FTSE International ETF
How did IQ 50 Percent Hedged FTSE International ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ 50 Percent Hedged FTSE International ETF returned −3.16% at NAV (net asset value) and −4.45% at market price.1 To compare, the ETF’s Underlying Index, the FTSE Developed ex North America 50% Hedged to USD Index2 returned −3.08% for the reporting period. The FTSE Developed ex North America Index Local Currency and FTSE Developed ex North America Index2 returned 3.24% and −9.12%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF’s Underlying Index uses currency forwards to hedge 50% of the currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts. During the reporting period, the U.S. dollar appreciated against most international currencies, bolstering the ETF’s performance due to the effect of its currency forwards.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were energy and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were information technology and consumer discretionary.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Novo Nordisk and AstraZeneca. Novo Nordisk develops, produces and markets pharmaceutical products. The company focuses on diabetes care and offers insulin delivery systems and other diabetes products. Novo Nordisk also works in areas such as hemostasis management, growth disorders and hormone replacement therapy, and offers educational and training materials. AstraZeneca, through its subsidiaries, researches, manufactures and sells pharmaceutical and medical products with a focus on the following eight therapeutic areas: gastrointestinal, oncology, cardiovascular, respiratory, central nervous system, pain control, anesthesia and infection.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSEArca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 36 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The weakest contributors to the ETF’s absolute performance were Samsung Electronics, which was the top contributor to the ETF’s absolute performance over the previous reporting period, and SoftBank Group. Samsung manufactures and sells electronics and computer peripherals through following business divisions: Consumer Electronics, Information Technology & Mobile Communications and Device Solutions. The Consumer Electronics business division provides cable television, monitors, printers, air-conditioners, refrigerators, washing machines and medical devices. SoftBank Group, a holding company, operates investment businesses and, through its “SoftBank” subsidiary, provides telecommunication services. The company also offers microprocessor intellectual property, sales of design software tools and related technology services. Both stocks remained in the ETF as of the end of the performance period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and energy. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and information technology.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Nestlé and Roche Holding. Nestlé produces a wide range of nutrition, health, and wellness items, including prepared foods and cooking aids, milk-based products, pharmaceuticals and ophthalmic goods, and baby foods and cereals. Roche Holding develops and manufactures pharmaceutical and diagnostic products. The company produces prescription drugs in the areas of cardiovascular, infectious, autoimmune, respiratory diseases, dermatology, metabolic disorders, oncology, transplantation and the central nervous system.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ 50 Percent Hedged FTSE International ETF
(as of April 30, 2022)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE International ETF Market Price2	-4.45%	5.94%	5.94%	4.92%	38.45%
IQ 50 Percent Hedged FTSE International ETF NAV	-3.16%	6.48%	6.29%	5.12%	40.25%
FTSE Developed ex North America 50% Hedged to USD Index	-3.08%	6.75%	6.58%	5.53%	44.08%
FTSE Developed ex North America Index Local Currency	3.24%	8.54%	8.04%	6.79%	56.13%
FTSE Developed ex North America Index	-9.12%	4.91%	5.06%	4.21%	32.26%

1
Fund Inception Date: 7/22/2015

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Chaikin U.S. Large Cap ETF
How did IQ Chaikin U.S. Large Cap ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Chaikin U.S. Large Cap ETF returned 0.24% at NAV (net asset value) and 0.17% at market price.1 To compare, the ETF’s Underlying Index, the NASDAQ Chaikin Power US Large Cap Index2 returned 0.51% for the reporting period. The S&P 500® Index and the NASDAQ US 300 Total Return Index2 returned 0.21% and −1.43%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were consumer staples and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were information technology and communication services.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Arista Networks and EOG Resources. Arista Networks provides cloud networking solutions for data-centers and computer environments, serving customers worldwide. The company offers ethernet switches, pass-through cards, transceivers and enhanced operating systems, and also provides host adapter solutions and networking services. EOG Resources explores, develops, produces and markets natural gas and crude oil. The company operates in major producing basins in the United States, Canada, Trinidad, the UK North Sea, China and, from time to time, select other international areas.
During the same period, the weakest contributors to the ETF’s absolute performance were DocuSign and Snap. DocuSign provides electronic signature solutions worldwide to mortgage, non-profit, government, real estate, insurance, technology and health care entities. Snap develops mobile camera application products and services that allow users around the world to send and receive photos, drawings, text and videos. Both stocks were held by the ETF as of the end of the reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 39 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s sector weightings change during the reporting period?
The two sectors experiencing the largest weighting increases in the ETF during the reporting period were consumer discretionary and energy. During the same period, the two sectors with the most substantial weighting decreases were real estate and communication services.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the ETF’s largest positions included Twitter and The Kraft Heinz Company. Twitter provides global, online social networking and microblogging services that enable users to follow other users activity, read and post tweets. Kraft Heinz produces and distributes dairy products, sauces, flavored milk powders and other food products to customers worldwide.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Chaikin U.S. Large Cap ETF
(as of April 30, 2022)
	1 Year	3 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Chaikin U.S. Large Cap ETF Market Price2	0.17%	11.12%	7.78%	38.84%
IQ Chaikin U.S. Large Cap ETF NAV	0.24%	11.12%	7.77%	38.81%
NASDAQ Chaikin Power US Large Cap Index	0.51%	11.43%	8.06%	40.47%
S&P 500 Index	0.21%	13.85%	12.50%	67.57%
NASDAQ US 300 Total Return Index	-1.43%	13.96%	12.63%	68.46%

1
Fund Inception Date: 12/13/2017

2
The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Chaikin U.S. Small Cap ETF
How did IQ Chaikin U.S. Small Cap ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Chaikin U.S. Small Cap ETF returned −7.89% at NAV (net asset value) and −7.95% at market price.1 To compare, the ETF’s Underlying Index, the NASDAQ Chaikin Power US Small Cap Index2 returned −7.56% for the reporting period. The Russell 2000 Index and the NASDAQ US 1500 Index2 returned −16.87% and −15.22%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies. Generally, small-cap stocks have greater sensitivity to changes in economic cycles than their large-cap counterparts. The prospect of sustained high inflation and rising interest rates hit the small-cap asset class particularly hard during the reporting period.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were energy and consumer staples. The sectors that made the weakest contributions to the ETF’s absolute performance were health care and consumer discretionary.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Kezar Life Sciences and NextDecade. California-based Kezar Life Sciences discovers and develops molecule therapeutics and medicines such as protein homeostasis for autoimmune disorders. NextDecade is a liquefied natural gas (LNG) development company focused on LNG export projects and associated pipelines, including solutions linking Permian Basin-associated gas to the global LNG market. The company is developing the Rio Grande LNG project in the Port of Brownsville, Texas.
During the same period, the weakest contributors to the ETF’s absolute performance were Cambium Networks and Verastem. Cambium Networks provides broadband networking infrastructure solutions to global customers based on wireless fabric architecture, including enterprise networking, fixed wireless broadband, hybrid networks, outdoor wireless for private networks and small cell backhaul. Verastem is a

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 42 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

development-stage biopharmaceutical company focused on the development and commercialization of medicines and treatments for cancer and tumor growth, such as focal adhesion kinase (FAK) inhibition. Verastem serves patients and health care professionals in the United States. As of the end of the reporting period, Cambium Networks was still held by the ETF, while Verastem was no longer held.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were real estate and energy. During the same period, the sectors with the most substantial weighting decreases were financials and health care.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Antares Pharma and Comstock Resources. Antares Pharma develops pharmaceutical delivery systems, including needle-free and mini-needle injector systems. The company distributes its needle-free injector systems in various countries. Antares also conducts research and development in transdermal gel products and has several products in clinical evaluation with partners. Comstock Resources, an independent exploration and production company, acquires, develops, produces and explores oil and natural gas properties in the Gulf of Mexico, Texas and Louisiana.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Chaikin U.S. Small Cap ETF
(as of April 30, 2022)
	1 Year	3 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Chaikin U.S. Small Cap ETF Market Price2	-7.95%	8.69%	5.98%	33.39%
IQ Chaikin U.S. Small Cap ETF NAV	-7.89%	8.71%	5.99%	33.46%
NASDAQ Chaikin Power US Small Cap Index	-7.56%	9.10%	6.45%	36.36%
Russell 2000 Index	-16.87%	6.73%	7.39%	42.43%
NASDAQ US 1500 Index	-15.22%	8.51%	8.58%	50.42%

1
Fund Inception Date: 5/16/2017

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ 500 International ETF
How did IQ 500 International ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ 500 International ETF returned −4.29% at NAV (net asset value) and −5.21% at market price.1 To compare, the ETF’s Underlying Index, the IQ 500 International Index2 returned −4.08% for the reporting period. The MSCI EAFE Index returned −8.15% for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were energy and real estate. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and industrials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included Glencore and Shell. Glencore is a diversified, natural resources company operating worldwide in three groups: metals and minerals, energy products and agricultural products. Shell explores for and refines petroleum products. The company produces fuels, chemicals and lubricants, serving clients worldwide.
The weakest contributors to the ETF’s absolute performance during the same period were SoftBank Group and Volkswagen. SoftBank Group, a holding company, operates investment businesses and, through its “SoftBank” subsidiary, provides telecommunication services. The company also offers microprocessor intellectual property, sales of design software tools and related technology services. Volkswagen manufactures and sells vehicles worldwide, including economy and luxury automobiles, sports cars, trucks and commercial vehicles. Both stocks remained in the ETF as of the end of the reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 45 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were consumer staples and health care. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and materials.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Glencore, described above, and Nestlé. Nestlé produces a wide range of nutrition, health, and wellness items, including prepared foods and cooking aids, milk-based products, pharmaceuticals and ophthalmic goods, and baby foods and cereals.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ 500 International ETF
(as of April 30, 2022)
	1 Year	3 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Cumulative
IQ 500 International ETF Market Price2	-5.21%	5.44%	7.38%	27.20%
IQ 500 International ETF NAV	-4.29%	5.85%	7.74%	28.65%
IQ 500 International Index	-4.08%	6.06%	7.94%	29.49%
MSCI EAFE NR Index	-8.15%	4.44%	6.79%	24.91%
FTSE Developed ex US Index	-7.90%	5.35%	7.59%	28.08%

1
Fund Inception Date: 12/13/2018

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam ESG US Equity ETF
How did IQ Candriam ESG US Equity ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Candriam ESG US Equity ETF returned 1.21% at NAV (net asset value) and 1.23% at market price.1 To compare, the ETF’s Underlying Index, IQ Candriam ESG U.S. Equity Index2 returned 1.29% for the reporting period. The S&P 500® Index returned 0.21% for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care and consumer staples. The sectors that made the weakest contributions to the ETF’s absolute performance were communication services and industrials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included Apple and Microsoft. Apple designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and provides a variety of related services. The company sells its products worldwide through its online stores, its retail stores, its direct sales force, third-party wholesalers and resellers. Microsoft developments and supports software, services, devices and enterprise solutions. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops video game consoles and digital music entertainment devices.
The weakest contributors to the ETF’s absolute performance during the same period were Salesforce and Adobe. Salesforce designs and develops enterprise software for customers worldwide. The company provides a technology platform for customers and developers to build and run business applications, as well as manage their customer, sales and operational data. Adobe develops, markets and supports computer

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 48 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

software products and technologies that allow users to express and use information across all print and electronic media. The company offers a line of application software products, type products and content for creating, distributing and managing information. Both stocks were still held by the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and consumer staples. During the same period, the sectors with the most substantial weighting decreases were communication services and industrials.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Apple and Microsoft, both described above.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Candriam ESG US Equity ETF
(as of April 30, 2022)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Candriam ESG US Equity ETF Market Price2	1.23%	17.07%	45.33%
IQ Candriam ESG US Equity ETF NAV	1.21%	17.04%	45.25%
IQ Candriam ESG US Equity Index	1.29%	17.13%	45.53%
S&P 500 Index	0.21%	13.28%	34.41%

1
Fund Inception Date: 12/17/2019

2
The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam ESG International Equity ETF
How did IQ Candriam ESG International Equity ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Candriam ESG International Equity ETF returned −7.82% at NAV (net asset value) and −9.25% at market price.1 To compare, the ETF’s Underlying Index, Candriam ESG International Equity Index2 returned −7.65% for the reporting period. The MSCI EAFE Index returned −8.15% for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were energy and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and industrials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included Japan-based Daiichi Sankyo and Switzerland-based Nestlé. Daiichi Sankyo manufactures pharmaceuticals for human and veterinary use, as well as medical tools and equipment. The company also produces food, food additives, livestock feeds and agrochemicals. Nestlé produces a wide range of nutrition, health, and wellness items, including prepared foods and cooking aids, milk-based products, pharmaceuticals and ophthalmic goods, and baby foods and cereals.
The weakest contributors to the ETF’s absolute performance during the same period were Recruit Holdings and Toyota Motor, both based in Japan. Recruit Holdings provides human resource technology, marketing media and temporary staffing services in Japan and overseas. The company operates the job search engine, “Indeed,” and the online job and company information site, “Glassdoor.” Toyota Motor manufactures, sells, leases and repairs passenger cars, trucks, buses and their related parts worldwide. The company also builds homes, produces pleasure boats and develops intelligent transportation systems, including radar cruise

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 51 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

control and electronic toll collection systems, as well as operating financing services through its subsidiaries. Both stocks were held by the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were industrials and communication services.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Nestlé, described above, and ASML Holdings. ASML Holding manufactures, markets and services advanced semiconductor equipment systems. It mainly caters to the makers of memory chips and logic chips.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Candriam ESG International Equity ETF
(as of April 30, 2022)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Candriam ESG International Equity ETF Market Price2	-9.25%	3.19%	7.74%
IQ Candriam ESG International Equity ETF NAV	-7.82%	3.82%	9.29%
IQ Candriam ESG International Equity Index	-7.65%	3.98%	9.69%
MSCI EAFE NR USD Index	-8.15%	2.43%	5.87%

1
Fund Inception Date: 12/17/2019

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Healthy Hearts ETF
How did IQ Healthy Hearts ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Healthy Hearts ETF returned 6.32% at NAV (net asset value) and 5.89% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Healthy Hearts Index2 returned 6.68% for the reporting period. The MSCI ACWI Index2 and the MSCI World Health Care Index returned −5.44% and 5.59%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Monetary and fiscal conditions remained supportive throughout most of the reporting period, helping buoy capital markets. During the final months of 2021 and the first quarter of 2022, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s relative performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care and technology services. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and industrials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Eli Lilly and Company and Novo Nordisk. Eli Lilly discovers, develops, manufactures and sells a wide range of products for human and animal health worldwide. Areas of focus include neuroscience, endocrinology, anti-infectives, cardiovascular agents and oncology. Novo Nordisk develops, produces and markets pharmaceutical products worldwide, with a focuses on diabetes care. The company offers insulin delivery systems and other diabetes products, and also works in areas such as hemostasis management, growth disorders and hormone replacement therapy, as well as offering educational and training materials.
The weakest contributors to the ETF’s absolute performance were Healthcare Services Group and V.F. Corporation. Healthcare Services Group provides housekeeping, laundry, linen, facility maintenance and food services to the health care industry, including nursing homes, retirement complexes, rehabilitation centers and hospitals in the United States and Canada. V.F. is an international apparel company with a broad portfolio of brands in the jeanswear, outerwear, packs, footwear, sportswear and occupational apparel

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 54 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

categories. V.F. products are marketed to consumers shopping in specialty stores; upscale, traditional department stores; national chains; and mass merchants. Both stocks were held by the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The two sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and industrials. During the same period, the two sectors with the most substantial weighting decreases were consumer staples and communication services.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the ETF’s largest positions included Eli Lilly and Company, described above, and Merck & Co. Merck is a global health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, animal health, and consumer care products, which it markets directly and through joint ventures. The company has operations in pharmaceuticals, animal health, and consumer care.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Healthy Hearts ETF
(as of April 30, 2022)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Healthy Hearts ETF Market Price2	5.89%	9.17%	12.01%
IQ Healthy Hearts ETF NAV	6.32%	9.38%	12.29%
IQ Candriam Healthy Hearts Index	6.68%	9.76%	12.80%
MSCI ACWI Index	-5.44%	0.62%	0.80%
MSCI World Health Care Index	5.59%	5.90%	7.69%

1
Fund Inception Date: 1/14/2021

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Engender Equality ETF
How did IQ Engender Equality ETF perform during the period since its inception on October 21, 2021 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ Engender Equality ETF returned −12.10% at NAV (net asset value) and −12.24% at market price.1 To compare, the ETF’s Underlying Index, the Solactive Equileap US Select Gender Equality Index,2 and the Russell 1000 Index returned −12.19% and −10.08%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The Solactive Equileap US Select Gender Equality Index, the ETF’s Underlying Index, is a rules-based, equal-weighted index designed to deliver exposure to global companies that promote gender equality and are committed to women’s empowerment through equal compensation and gender balance in leadership and the workforce.
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
During the reporting period, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care and consumer staples. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and information technology.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Eli Lilly and Company and AbbVie. Eli Lilly discovers, develops, manufactures and sells pharmaceutical products for humans and animals around the world. The company’s products focus on neuroscience, endocrinology, anti-infectives, cardiovascular agents, oncology and animal health. AbbVie researches and develops pharmaceutical products for specialty therapeutic areas such as immunology, chronic kidney disease, hepatitis C, women’s health, oncology and neuroscience. AbbVie also offers treatments for diseases including multiple sclerosis, Parkinson’s disease and Alzheimer’s disease.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 57 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the same period, the weakest contributors to the ETF’s absolute performance were The Gap and PayPal. The Gap is an international specialty retailer selling casual apparel, accessories and personal care products for men, women and children. The Gap operates stores in the United States, Canada, the UK, France, Ireland and Japan. PayPal enables digital and mobile payments on behalf of consumers and merchants worldwide. Both stocks remained in the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and consumer staples. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and financials.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Campbell Soup Company and Kimberly-Clark. Campbell Soup manufactures and markets branded convenience food products worldwide. The Company’s core divisions include soups and sauces, biscuits and confectionery, and foodservice. Kimberly-Clark is a global health and hygiene company that manufactures and provides consumer products, including diapers, tissues, paper towels, incontinence care products, surgical gowns and disposable face masks.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Engender Equality ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ Engender Equality ETF Market Price2	-12.24%
IQ Engender Equality ETF NAV	-12.10%
Solactive Equileap US Select Gender Equality Index	-12.19%
Russell 1000 Index	-10.08%

1
Fund Inception Date: 10/21/2021

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Cleaner Transport ETF
How did IQ Cleaner Transport ETF perform during the period since its inception on October 21, 2021 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ Cleaner Transport ETF returned −17.30% at NAV (net asset value) and −18.72% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Cleaner Transport Index,2 and the MSCI ACWI Index returned −14.20% and −10.52, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
IQ Candriam Cleaner Transport Index, the ETF’s Underlying Index, is a rules-based, modified capitalization weighted, float adjusted index. Developed in alignment with the National Wildlife Federation (“NWF”), the largest conservation organization in the United States, the ETF provides exposure to select global companies that support the transition to more environmentally efficient transportation technologies, such as electric vehicles, bicycles, motor vehicle parts manufacturers and multi-passenger transportation.
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
During the reporting period, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were communication services and materials. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and industrials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included NVIDIA and Tesla. NVIDIA designs, develops and markets three dimensional (3D) graphics processors and related software for the mainstream personal computer market. Tesla designs, manufactures and sells high-performance electric vehicles and electric vehicle power train components. The company owns its sales and service network and sells electric power train components to other automobile manufacturers.
During the same period, the weakest contributors to the ETF’s absolute performance were NIO and Volkswagen. NIO manufactures and sells electric vehicles and parts, and provides battery charging services.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 60 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Volkswagen manufactures and sells economy and luxury automobiles, sports cars, trucks, and commercial vehicles. Both stocks remained in the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were industrials and utilities. During the same period, the sectors with the most substantial weighting decreases were communication services and consumer discretionary.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Tesla, described above, and Iberdrola. Iberdrola generates, distributes, trades and markets electricity in the UK, United States, Spain, Portugal and Latin America. The company specializes in clean energy generated by wind power.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Cleaner Transport ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ Cleaner Transport ETF Market Price2	-18.72%
IQ Cleaner Transport ETF NAV	-17.30%
IQ Candriam Cleaner Transport Index	-14.20%
MSCI World Index	-10.52%

1
Fund Inception Date: 10/21/2021

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Clean Oceans ETF
How did IQ Clean Oceans ETF perform during the period since its inception on October 21, 2021 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ Clean Oceans ETF returned −15.36% at NAV (net asset value) and −16.13% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Clean Oceans Index,2 and the MSCI World Index returned −18.62% and −10.52, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
During the reporting period, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were financials and utilities. The sectors that made the weakest contributions to the ETF’s absolute performance were industrials and information technology.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included NVIDIA and Microsoft. NVIDIA designs, develops and markets three dimensional (3D) graphics processors and related software for the mainstream personal computer market. Microsoft develops, manufactures, licenses, sells and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. Microsoft also develops video game consoles and digital music entertainment devices.
During the same period, the weakest contributors to the ETF’s absolute performance were Dassault Systemes and Skyworks Solutions. Dassault Systemes provides 3D design software, 3D digital mock up and product lifecycle management software designed to support client companies’ innovation processes. Skyworks Solutions, a wireless semiconductor company, designs and manufactures radio frequency and complete semiconductor system solutions for mobile communications applications. The company provides front-end modules, radio frequency subsystems and system solutions to wireless handset and infrastructure customers worldwide. Both stocks were held by the ETF as of the end of the reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 63 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were industrials and utilities. During the same period, the sectors with the most substantial weighting decreases were communication services and consumer discretionary.
What were the largest positions in the at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Iberdrola and Kimberly-Clark. Iberdrola generates, distributes, trades and markets electricity in the UK, United States, Spain, Portugal and Latin America. The company specializes in clean energy generated by wind power. Kimberly-Clark is a global health and hygiene company that manufactures and provides diapers, tissues, paper towels, incontinence care products, surgical gowns and disposable face masks.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Clean Oceans ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ Clean Oceans ETF Market Price2	-16.13%
IQ Clean Oceans ETF NAV	-15.36%
IQ Candriam Clean Oceans Index	-18.62%
MSCI World Index	-10.52%

1
Fund Inception Date: 10/21/2021

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Equity R&D Leaders ETF
How did IQ Global Equity R&D Leaders ETF perform during the period since its inception on February 8, 2022 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ Global Equity R&D Leaders ETF returned −10.35% at NAV (net asset value) and −11.03% at market price.1 To compare, the ETF’s Underlying Index, the IQ Global Equity R&D Leaders Index,2 and the FTSE All World Growth Index2 returned −10.37% and −10.59%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies. Amid heightened uncertainty and rising interest rates, R&D-heavy stocks struggled, given that these are predominantly growth-focused companies and results from their investments are realized farther out in the future.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
During the reporting period, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care and energy. The sectors that made the weakest contributions to the ETF’s absolute performance consumer discretionary and information technology.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Merck & Company and Apple. Merck is a global health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, animal health and consumer care products, which it markets directly and through its joint ventures. Apple designs, manufactures and markets personal computers and related personal computing and mobile communication devices, along with a variety of related software, services, peripherals and networking solutions. Apple sells its products worldwide through its online stores, its retail stores, its direct sales force, third-party wholesalers and resellers.
During the same period, the weakest contributors to the ETF’s absolute performance were Telefonaktiebolaget LM Ericsson (“Ericsson”) and PayPal. PayPal offers online payment solutions enabling digital and mobile payments on behalf of consumers and merchants worldwide. Ericsson develops and manufactures network equipment and software, as well as services for network and business operations. The

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 66 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

company’s portfolio also includes products for the enterprise, cable, mobile platform and power module markets. Both stocks were still held by the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and communication services. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and information technology.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Amazon.com and Alphabet. Online retailer Amazon.com sells a wide range of products, including books, music, computers, electronics and many others. The company also offers personalized shopping services, Web-based credit card payment and direct shipping to customers, and operates a cloud platform offering services globally. Through its subsidiaries, Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ Global Equity R&D Leaders ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ Global Equity R&D Leaders ETF Market Price2	-11.03%
IQ Global Equity R&D Leaders ETF NAV	-10.35%
IQ Global Equity R&D Leaders Index	-10.37%
FTSE All World Growth Index	-10.59%

1
Fund Inception Date: 2/8/2022

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ U.S. Large Cap R&D Leaders ETF
How did IQ U.S. Large Cap R&D Leaders ETF perform during the period since its inception on February 8, 2022 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ U.S. Large Cap R&D Leaders ETF returned −9.37% at NAV (net asset value) and −9.43% at market price.1 To compare, the ETF’s Benchmark Index, the IQ U.S. Large Cap R&D Leaders Index,2 and the Russell 1000 Growth Index returned −9.37% and −10.89%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies. Amid heightened uncertainty and rising interest rates, R&D-heavy stocks struggled, given that these are predominantly growth-focused companies and results from their investments are realized farther out in the future.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
During the reporting period, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care and energy. The sectors that made the weakest contributions to the ETF’s absolute performance were communication services and consumer discretionary.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Merck & Company and Apple. Merck is a global health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, animal health and consumer care products, which it markets directly and through its joint ventures. Apple designs, manufactures and markets personal computers and related personal computing and mobile communication devices, along with a variety of related software, services, peripherals and networking solutions. Apple sells its products worldwide through its online stores, its retail stores, its direct sales force, third-party wholesalers and resellers.
During the same period, the weakest contributors to the ETF’s absolute performance were The Boeing Company and Alphabet. Boeing develops, produces and markets commercial jet aircraft, and provides related support services to the commercial airline industry worldwide. The company also researches, develops, produces, modifies and supports information, space and defense systems, including military aircraft,

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 69 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

helicopters, and space and missile systems. Through its subsidiaries, Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Both stocks both remained in the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and communication services. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and industrials.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Amazon.com and Alphabet, the latter of which is described above. Online retailer Amazon.com sells a wide range of products, including books, music, computers, electronics and many others. The company also offers personalized shopping services, Web-based credit card payment and direct shipping to customers, and operates a cloud platform offering services globally.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ U.S. Large Cap R&D Leaders ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ U.S. Large Cap R&D Leaders ETF Market Price2	-9.43%
IQ U.S. Large Cap R&D Leaders ETF NAV	-9.37%
IQ U.S. Large Cap R&D Leaders Index	-9.37%
Russell 1000 Growth Index	-10.89%

1
Fund Inception Date: 2/8/2022

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ U.S. Mid Cap R&D Leaders ETF
How did IQ U.S. Mid Cap R&D Leaders ETF perform during the period since its inception on February 8, 2022 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ U.S. Mid Cap R&D Leaders ETF returned −10.10% at NAV (net asset value) and −10.11% at market price.1 To compare, the ETF’s Underlying Index, the IQ U.S. Mid Cap R&D Leaders Index,2 and the Russell Mid-Cap Growth Index returned −10.08% and −5.86%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Key factors impacting performance over the reporting period included divergent global economic recoveries, COVID-19 variant outbreaks, continued supply-chain disruptions, persistently rising inflation, Russia’s invasion of Ukraine, and monetary tightening, the last of which loomed particularly large for capital markets. These developments had tremendous implications for interest rates and credit spreads affecting bond markets, equity market levels, commodity prices and currencies. Amid heightened uncertainty and rising interest rates, R&D-heavy stocks struggled, given that these are predominantly growth-focused companies and results from their investments are realized farther out in the future.
During the reporting period, were there any liquidity events that materially impacted the ETF’s performance?
Liquidity was not an issue at the end of the previous reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
During the reporting period, growing inflation concerns and a contractionary central banking policy shift exerted downward pressure on markets.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were energy and materials. The sectors that made the weakest contributions to the ETF’s absolute performance were health care and information technology.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Baker Hughes Company and Palo Alto Networks. Baker Hughes provides oilfield products and services, engaging in surface logging, drilling, pipeline operations, petroleum engineering and fertilizer solutions, as well as offering gas turbines, valves, actuators, pumps, flow meters, generators and motors. The company serves oil and gas industries worldwide. Palo Alto Networks provides network security solutions to customer worldwide, offering firewalls that identify and control applications, scan content to stop threats and prevent data leakage while providing integrated application, user and content visibility.
During the same period, the weakest contributors to the ETF’s absolute performance were Mirati Therapeutics and Roku. Mirati Therapeutics is a targeted oncology company developing a pipeline of therapeutics for precisely defined patient populations. The Mirati team is using a blueprint proven by their prior work for developing potential breakthrough therapies with accelerated development paths. Roku designs and manufactures consumer electronic products that stream audio and video content from the internet to home

1
The price used to calculate the market price returns determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 72 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

entertainment systems for customers globally. Both stocks were still held in the ETF as of the end of the reporting period.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and communication services. During the same period, the sectors with the most substantial weighting decreases were information technology and energy.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2022, the two largest positions in the ETF were Western Digital Corporation and Novavax. Western Digital is a global provider of solutions for the collection, storage, management, protection and use of digital content, including audio and video. The company’s products include hard drives, solid-state drives and home entertainment and networking products. Novavax is a clinical-stage biotechnology company focused on creating novel vaccines to address a broad range of infectious diseases using proprietary, virus-like particle (VLP) technology.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2022)
Fund Performance History
IQ U.S. Mid Cap R&D Leaders ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ U.S. Mid Cap R&D Leaders ETF Market Price2	-10.11%
IQ U.S. Mid Cap R&D Leaders ETF NAV	-10.10%
IQ U.S. Mid Cap R&D Leaders Index	-10.08%
Russell Mid-Cap Growth Index	-5.86%

1
Fund Inception Date: 2/8/2022

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.
The examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/2021 to 04/30/2022” to estimate the expenses you paid on your account during this period. To the extent a Fund invests in other ETFs, that Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each such Fund invests. These expenses are not included in the table.
Hypothetical Example for Comparison Purposes
The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. To the extent a Fund invests in other ETFs, that Fund will indirectly bear its pro rata share of the expenses incurred by the underlying fund investments in which the Fund invests. These expenses are not included in the table.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 11/01/2021	Ending Account Value 04/30/2022	Annualized Expense Ratios for the Period 11/01/2021 to 04/30/2022	Expenses Paid During the Period 11/01/2021 to 04/30/20221
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$930.40	0.54%	$2.58
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.12	0.54%	$2.71
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$932.70	0.41%	$1.96
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06
IQ Hedge Market Neutral Tracker ETF
Actual	$1,000.00	$951.00	0.41%	$1.98
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06
IQ Hedge Long/Short Tracker ETF
Actual	$1,000.00	$904.90	0.41%	$1.94
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06
IQ Hedge Event-Driven Tracker ETF
Actual	$1,000.00	$909.20	0.41%	$1.94
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2021	Ending Account Value 04/30/2022	Annualized Expense Ratios for the Period 11/01/2021 to 04/30/2022	Expenses Paid During the Period 11/01/2021 to 04/30/20221
IQ Real Return ETF
Actual	$1,000.00	$978.80	0.22%	$1.08
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.70	0.22%	$1.10
IQ S&P High Yield Low Volatility Bond ETF
Actual	$1,000.00	$908.80	0.40%	$1.89
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
IQ Merger Arbitrage ETF
Actual	$1,000.00	$967.60	0.76%	$3.71
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Global Resources ETF
Actual	$1,000.00	$1,133.70	0.30%	$1.59
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ U.S. Real Estate Small Cap ETF
Actual	$1,000.00	$934.20	0.70%	$3.36
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
IQ 50 Percent Hedged FTSE International ETF
Actual	$1,000.00	$925.90	0.20%	$0.96
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00
IQ Chaikin U.S. Large Cap ETF
Actual	$1,000.00	$927.70	0.25%	$1.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
IQ Chaikin U.S. Small Cap ETF
Actual	$1,000.00	$884.70	0.35%	$1.64
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
IQ 500 International ETF
Actual	$1,000.00	$926.40	0.25%	$1.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
IQ Candriam ESG US Equity ETF
Actual	$1,000.00	$892.30	0.09%	$0.42
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.35	0.09%	$0.45
IQ Candriam ESG International Equity ETF
Actual	$1,000.00	$877.40	0.15%	$0.70
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.05	0.15%	$0.75
IQ Healthy Hearts ETF
Actual	$1,000.00	$968.40	0.45%	$2.20
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Engender Equality ETF
Actual	$1,000.00	$874.40	0.45%	$2.09
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Cleaner Transport ETF
Actual	$1,000.00	$800.50	0.45%	$2.01
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2021	Ending Account Value 04/30/2022	Annualized Expense Ratios for the Period 11/01/2021 to 04/30/2022	Expenses Paid During the Period 11/01/2021 to 04/30/20221
IQ Clean Oceans ETF
Actual	$1,000.00	$831.20	0.45%	$2.04
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Global Equity R&D Leaders ETF
Actual	$1,000.00	$896.50	0.18%	$0.38*
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90
IQ U.S. Large Cap R&D Leaders ETF
Actual	$1,000.00	$906.30	0.14%	$0.30*
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.10	0.14%	$0.70
IQ U.S. Mid Cap R&D Leaders ETF
Actual	$1,000.00	$899.00	0.16%	$0.34*
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.00	0.16%	$0.80

*
Fund commenced operation on February 8, 2022. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 82/365 (to reflect commencement of operation).

1
Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365.

Portfolio Summaries* (unaudited)

April 30, 2022
IQ Hedge Multi-Strategy Tracker ETF
Net Assets ($ mil): $757.3
Asset Class	% of Net Assets
Money Market Funds	27.5%
Investment Grade Corporate Bond Funds	21.1
Bank Loan Funds	12.0
Convertible Bond Funds	8.5
U.S. Ultra Short Term Bond Funds	8.3
International Equity Core Funds	7.9
U.S. Medium Term Treasury Bond Funds	6.9
U.S. Large Cap Core Funds	6.0
Emerging Equity Funds	4.9
Floating Rate — Investment Grade Funds	4.3
U.S. Dollar Fund	2.7
Gold Funds	2.0
U.S. Momentum Fund	1.8
U.S. Preferred Fund	1.7
Emerging Bonds — Local Currency Funds	1.5
Europe Equity Funds	1.2
Mortgage Backed Securities Funds	1.2
Emerging Markets Small Cap Equity Fund	1.2
U.S. Small Cap Growth Funds	1.2
U.S. REITS Funds	1.0
U.S. Large Cap Growth Funds	0.9
International Large Cap Growth Fund	0.8
Silver Funds	0.7
Japan Equity Fund	0.5
U.S. Small Cap Value Funds	0.5
U.S. Long Term Treasury Bond Funds	0.5
High Yield Corporate Bond Funds	0.3
Volatility Note	0.2
Broad Funds	0.0(a)
Total Investments	127.3
Other Assets and Liabilities, Net	(27.3)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ Hedge Macro Tracker ETF
Net Assets ($ mil): $3.9
Asset Class	% of Net Assets
U.S. Ultra Short Term Bond Funds	23.5%
Emerging Equity Funds	17.2
Money Market Funds	15.4
Convertible Bond Funds	12.8
Investment Grade Corporate Bond Funds	7.6
U.S. Medium Term Treasury Bond Funds	7.5
Floating Rate — Investment Grade Funds	5.6
Emerging Bonds — Local Currency Funds	5.2
Gold Funds	3.8
High Yield Corporate Bond Funds	3.2
U.S. Dollar Fund	3.0
Emerging Small Cap Equity Fund	2.6
Europe Equity Funds	2.3
Silver Funds	1.2
U.S. Large Cap Growth Funds	1.1
Japan Equity Funds	1.0
U.S. Large Cap Core Funds	1.0
U.S. Long Term Treasury Bond Funds	0.9
Broad Funds	0.1
Total Investments	115.0
Other Assets and Liabilities, Net	(15.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2022
IQ Hedge Market Neutral Tracker ETF
Net Assets ($ mil): $16.8
Asset Class	% of Net Assets
Money Market Funds	24.7%
Bank Loan Funds	16.0
U.S. Medium Term Treasury Bond Funds	15.7
Floating Rate — Investment Grade Funds	14.1
U.S. Ultra Short Term Bond Funds	9.6
Treasury Inflation Protected Securities	8.2
High Yield Corporate Bond Funds	8.2
U.S. Preferred Fund	8.2
U.S. Low Volatility Fund	8.0
Mortgage Backed Securities Funds	6.2
U.S. Large Cap Core Fund	2.6
U.S. Dollar Fund	1.1
Convertible Bond Funds	0.8
Volatility Note	0.7
Total Investments	124.1
Other Assets and Liabilities, Net	(24.1)
Total Net Assets	100.0%
IQ Hedge Long/Short Tracker ETF
Net Assets ($ mil): $20.1
Asset Class	% of Net Assets
International Equity Core Funds	31.1%
U.S. Large Cap Core Funds	21.4
Investment Grade Corporate Bond Funds	19.6
Money Market Funds	14.5
Bank Loan Funds	8.3
U.S. Momentum Fund	7.3
U.S. REITS Funds	4.0
International Large Cap Growth Fund	3.0
U.S. Small Cap Value Funds	2.0
Volatility Note	1.5
U.S. Ultra Short Term Bond Funds	1.3
Total Investments	114.0
Other Assets and Liabilities, Net	(14.0)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%

IQ Hedge Event-Driven Tracker ETF
Net Assets ($ mil): $8.6
Asset Class	% of Net Assets
Investment Grade Corporate Bond Funds	46.2%
Bank Loan Funds	24.4
Money Market Funds	23.7
Convertible Bond Funds	15.8
U.S. Small Cap Growth Funds	7.4
U.S. Preferred Fund	6.0
U.S. Ultra Short Term Bond Funds	0.0(a)
Total Investments	123.5
Other Assets and Liabilities, Net	(23.5)
Total Net Assets	100.0%
IQ Real Return ETF
Net Assets ($ mil): $26.9
Industry	% of Net Assets
U.S. Treasury Inflation Indexed Bonds	59.9%
Commodity Funds	10.1
Information Technology	6.7
Financials	4.7
Industrials	3.3
Health Care	3.2
Consumer Discretionary	2.6
Money Market Funds	2.4
Communication Services	2.0
Energy	1.9
Consumer Staples	1.6
Real Estate	1.3
Utilities	1.2
Materials	0.9
Total Investments	101.8
Other Assets and Liabilities, Net	(1.8)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2022
IQ S&P High Yield Low Volatility Bond ETF
Net Assets ($ mil): $21.3
Industry	% of Net Assets
Consumer Discretionary	15.6%
Health Care	14.6
Energy	12.8
Industrials	10.8
Media	10.2
Materials	7.0
Information Technology	5.0
Real Estate	4.7
Utilities	4.4
Telecommunication Services	3.6
Consumer Staples	3.5
Financials	3.5
Transportation	2.5
Money Market Fund	1.7
Total Investments	99.9
Other Assets and Liabilities, Net	0.1
Total Net Assets	100.0%
IQ Merger Arbitrage ETF
Net Assets ($ mil): $591.6
Industry	% of Net Assets
Information Technology	36.4%
Industrials	17.0
Health Care	10.3
Financials	8.3
Communication Services	7.9
Consumer Discretionary	4.6
Real Estate	4.0
Energy	3.2
Utilities	2.6
Money Market Funds	2.0
Materials	1.3
U.S. Ultra Short Term Bond Funds	0.0(a)
Total Investments	97.6
Other Assets and Liabilities, Net	2.4
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ Global Resources ETF
Net Assets ($ mil): $34.1
Industry	% of Net Assets
Energy	30.4%
Grains Food Fiber	26.8
Industrial Metals	21.4
Precious Metals	6.7
Timber	5.2
Water	4.8
Livestock	4.3
Money Market Funds	2.0
Total Investments	101.6
Other Assets and Liabilities, Net	(1.6)
Total Net Assets	100.0%
IQ U.S. Real Estate Small Cap ETF
Net Assets ($ mil): $40.2
Asset Class	% of Net Assets
Retail REITs	18.7%
Specialized REITs	16.8
Office REITs	14.2
Hotel REITs	13.7
Diversified REITs	13.4
Mortgage REITs	12.9
Residential REITs	10.0
Money Market Funds	0.2
Total Investments	99.9
Other Assets and Liabilities, Net	0.1
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2022
IQ 50 Percent Hedged FTSE International ETF
Net Assets ($ mil): $265.4
Industry	% of Net Assets
Financials	16.9%
Industrials	15.2
Health Care	12.4
Consumer Discretionary	11.1
Information Technology	10.1
Consumer Staples	9.9
Materials	8.6
Money Market Funds	6.6
Communication Services	4.9
Energy	4.0
Real Estate	3.5
Utilities	3.3
Total Investments	106.5
Other Assets and Liabilities, Net	(6.5)
Total Net Assets	100.0%
IQ Chaikin U.S. Large Cap ETF
Net Assets ($ mil): $306.3
Industry	% of Net Assets
Information Technology	25.8%
Health Care	18.3
Industrials	12.3
Consumer Discretionary	12.0
Financials	11.8
Communication Services	7.6
Consumer Staples	4.5
Energy	3.2
Real Estate	2.1
Materials	1.1
Utilities	1.1
Money Market Funds	0.2
Total Investments	100.0
Other Assets and Liabilities, Net	0.0(a)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ Chaikin U.S. Small Cap ETF
Net Assets ($ mil): $186.3
Industry	% of Net Assets
Financials	22.3%
Industrials	17.5
Health Care	12.8
Information Technology	11.5
Consumer Discretionary	11.1
Real Estate	6.1
Energy	4.7
Materials	4.4
Consumer Staples	3.8
Utilities	3.1
Communication Services	2.5
Money Market Funds	1.2
Total Investments	101.0
Other Assets and Liabilities, Net	(1.0)
Total Net Assets	100.0%
IQ 500 International ETF
Net Assets ($ mil): $210.6
Industry	% of Net Assets
Industrials	21.4%
Consumer Staples	12.1
Consumer Discretionary	10.8
Materials	10.0
Financials	9.7
Energy	9.0
Communication Services	8.4
Health Care	7.5
Money Market Funds	6.6
Utilities	5.9
Information Technology	4.5
Total Investments	105.9
Other Assets and Liabilities, Net	(5.9)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2022
IQ Candriam ESG US Equity ETF
Net Assets ($ mil): $428.5
Industry	% of Net Assets
Information Technology	35.7%
Health Care	16.5
Consumer Discretionary	9.2
Communication Services	8.8
Financials	8.2
Consumer Staples	6.4
Industrials	5.8
Real Estate	3.8
Materials	2.7
Utilities	1.5
Energy	1.3
Money Market Funds	0.1
Total Investments	100.0
Other Assets and Liabilities, Net	0.0(a)
Total Net Assets	100.0%
IQ Candriam ESG International Equity ETF
Net Assets ($ mil): $198.8
Industry	% of Net Assets
Financials	16.7%
Health Care	15.4
Industrials	15.3
Consumer Discretionary	11.2
Information Technology	8.9
Consumer Staples	8.3
Materials	7.6
Energy	5.4
Communication Services	5.0
Money Market Funds	4.6
Real Estate	3.0
Utilities	2.7
Total Investments	104.1
Other Assets and Liabilities, Net	(4.1)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%

IQ Healthy Hearts ETF
Net Assets ($ mil): $6.9
Industry	% of Net Assets
Health Care	66.4%
Consumer Discretionary	14.6
Consumer Staples	7.6
Information Technology	5.2
Communication Services	4.2
Industrials	1.5
Money Market Funds	0.9
Real Estate	0.4
Total Investments	100.8
Other Assets and Liabilities, Net	(0.8)
Total Net Assets	100.0%
IQ Engender Equality ETF
Net Assets ($ mil): $5.5
Industry	% of Net Assets
Information Technology	18.5%
Consumer Staples	15.2
Health Care	14.0
Financials	13.9
Consumer Discretionary	12.6
Industrials	8.8
Communication Services	8.4
Real Estate	4.3
Materials	4.1
Money Market Funds	0.1
Total Investments	99.9
Other Assets and Liabilities, Net	0.1
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2022
IQ Cleaner Transport ETF
Net Assets ($ mil): $6.2
Industry	% of Net Assets
Industrials	34.4%
Consumer Discretionary	27.7
Information Technology	23.2
Utilities	11.4
Communication Services	2.8
Money Market Funds	0.6
Materials	0.5
Total Investments	100.6
Other Assets and Liabilities, Net	(0.6)
Total Net Assets	100.0%
IQ Clean Oceans ETF
Net Assets ($ mil): $5.3
Industry	% of Net Assets
Information Technology	22.5%
Industrials	19.0
Consumer Staples	18.2
Utilities	14.8
Consumer Discretionary	13.1
Materials	12.1
Money Market Funds	0.1
Total Investments	99.8
Other Assets and Liabilities, Net	0.2
Total Net Assets	100.0%
IQ Global Equity R&D Leaders ETF
Net Assets ($ mil): $4.5
Industry	% of Net Assets
Information Technology	29.8%
Health Care	26.0
Consumer Discretionary	23.6
Communication Services	11.0
Industrials	6.9
Materials	0.9
Consumer Staples	0.8
Energy	0.5
Money Market Funds	0.2
Total Investments	99.7
Other Assets and Liabilities, Net	0.3
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

IQ U.S. Large Cap R&D Leaders ETF
Net Assets ($ mil): $4.5
Industry	% of Net Assets
Information Technology	38.6%
Health Care	27.3
Communication Services	14.6
Consumer Discretionary	13.0
Industrials	4.9
Materials	0.6
Consumer Staples	0.5
Energy	0.2
Money Market Funds	0.2
Total Investments	99.9
Other Assets and Liabilities, Net	0.1
Total Net Assets	100.0%
IQ U.S. Mid Cap R&D Leaders ETF
Net Assets ($ mil): $4.5
Industry	% of Net Assets
Information Technology	42.0%
Health Care	27.2
Consumer Discretionary	9.6
Industrials	8.1
Communication Services	7.2
Materials	4.4
Energy	0.7
Real Estate	0.7
Money Market Funds	0.6
Total Investments	100.5
Other Assets and Liabilities, Net	(0.5)
Total Net Assets	100.0%

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2022
	Shares	Value
Exchange Traded Note — 0.2%
Volatility Note — 0.2%
iPath Series B S&P 500 VIX Short-Term Futures ETN*(a)
(Cost $822,632)	42,431	$1,175,763
Exchange Traded Vehicles — 5.4%
Gold Funds — 2.0%
abrdn Gold ETF Trust*(a)	55,504	1,009,063
Graniteshares Gold Trust*(a)	20,200	379,962
iShares Gold Trust*	324,766	11,704,566
SPDR Gold MiniShares Trust*	50,315	1,895,366
Total Gold Funds		14,988,957
Silver Funds — 0.7%
abrdn Silver ETF Trust*	18,465	404,937
iShares Silver Trust*	221,016	4,650,177
Total Silver Funds		5,055,114
U.S. Dollar Fund — 2.7%
Invesco DB U.S. Dollar Index Bullish Fund*(a)	741,980	20,456,389
Total Exchange Traded Vehicles
(Cost $38,614,037)		40,500,460
Investment Companies — 94.2%
Bank Loan Funds — 12.0%
Invesco Senior Loan ETF(a)	1,444,059	31,133,912
SPDR Blackstone Senior Loan ETF(a)	1,346,475	59,877,743
Total Bank Loan Funds		91,011,655
Broad Funds — 0.0%(b)
FlexShares Global Upstream Natural Resources Index Fund(a)	5,183	231,577
SPDR S&P Global Natural Resources ETF	1,612	96,204
Total Broad Funds		327,781
Convertible Bond Funds — 8.5%
iShares Convertible Bond ETF	211,040	16,266,963
SPDR Bloomberg Convertible Securities ETF(a)	673,031	47,738,089
Total Convertible Bond Funds		64,005,052
Emerging Bonds — Local Currency Funds — 1.5%
SPDR Bloomberg Emerging Markets Local Bond ETF	134,434	2,880,921
VanEck J. P. Morgan EM Local Currency Bond ETF	342,768	8,672,030
Total Emerging Bonds — Local Currency Funds		11,552,951
Emerging Equity Funds — 4.9%
iShares Core MSCI Emerging Markets ETF	240,572	12,569,887
iShares MSCI Emerging Markets Min Vol Factor ETF	167,678	9,859,467
Schwab Emerging Markets Equity ETF	59,987	1,577,058
Vanguard FTSE Emerging Markets ETF	307,468	13,356,410
Total Emerging Equity Funds		37,362,822

Emerging Markets Small Cap Equity Fund — 1.2%
SPDR S&P Emerging Markets SmallCap ETF	167,782	8,907,546
	Shares	Value
Investment Companies (continued)
Europe Equity Funds — 1.2%
iShares Core MSCI Europe ETF(a)	25,695	$1,283,979
JPMorgan BetaBuilders Europe ETF	54,781	2,812,457
Vanguard FTSE Europe ETF(a)	86,868	5,072,222
Total Europe Equity Funds		9,168,658
Floating Rate — Investment Grade Funds — 4.3%
iShares Floating Rate Bond ETF	487,852	24,641,404
SPDR Bloomberg Investment Grade Floating Rate ETF(a)	257,619	7,849,651
Total Floating Rate — Investment Grade Funds		32,491,055
High Yield Corporate Bond Funds — 0.3%
iShares iBoxx High Yield Corporate Bond ETF(a)	18,264	1,434,272
SPDR Bloomberg High Yield Bond ETF(a)	7,348	717,238
Xtrackers USD High Yield Corporate Bond ETF(a)	12,535	450,759
Total High Yield Corporate Bond Funds		2,602,269
International Equity Core Funds — 7.9%
iShares Core MSCI EAFE ETF	446,659	28,947,970
Vanguard FTSE Developed Markets ETF(a)	688,493	30,823,831
Total International Equity Core Funds		59,771,801
International Large Cap Growth Fund — 0.8%
iShares MSCI EAFE Growth ETF(a)	65,506	5,780,249
Investment Grade Corporate Bond Funds — 21.1%
iShares Broad USD Investment Grade Corporate Bond ETF	47,104	2,452,234
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	104,272	11,741,027
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF(a)	864,841	44,029,055
Vanguard Intermediate-Term Corporate Bond ETF(a)	200,030	16,316,447
Vanguard Short-Term Corporate Bond ETF(a)	1,109,408	85,202,535
Total Investment Grade Corporate Bond Funds		159,741,298
Japan Equity Funds — 0.5%
iShares MSCI Japan ETF(a)	41,981	2,376,964
JPMorgan BetaBuilders Japan ETF	38,272	1,785,389
Total Japan Equity Fund		4,162,353
Mortgage Backed Securities Funds — 1.2%
iShares MBS ETF(a)	50,843	4,987,698
SPDR Portfolio Mortgage Backed Bond ETF	40,322	929,825
Vanguard Mortgage-Backed Securities ETF(a)	62,093	2,994,746
Total Mortgage Backed Securities Funds		8,912,269
U.S. Large Cap Core Funds — 6.0%
Energy Select Sector SPDR Fund	82,018	6,163,653
Financial Select Sector SPDR Fund	268,675	9,271,974

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
	Shares	Value
Investment Companies (continued)
U.S. Large Cap Core Funds (continued)
Health Care Select Sector SPDR Fund	102,712	$13,382,346
Vanguard Energy ETF(a)	13,165	1,385,616
Vanguard Financials ETF(a)	28,029	2,352,474
Vanguard Health Care ETF(a)	52,591	12,594,493
Total U.S. Large Cap Core Funds		45,150,556
U.S. Large Cap Growth Funds — 0.9%
Schwab U.S. Large-Cap Growth ETF(a)	13,965	906,468
Vanguard Growth ETF	18,365	4,601,718
Vanguard Mega Cap Growth ETF(a)	3,538	722,778
Vanguard Russell 1000 Growth ETF	6,865	430,710
Total U.S. Large Cap Growth Funds		6,661,674
U.S. Long Term Treasury Bond Funds — 0.5%
iShares 20+ Year Treasury Bond ETF(a)	19,837	2,369,530
SPDR Portfolio Long Term Treasury ETF	20,081	689,381
Vanguard Long-Term Treasury ETF(a)	6,665	485,745
Total U.S. Long Term Treasury Bond Funds		3,544,656
U.S. Medium Term Treasury Bond Funds — 6.9%
iShares 3-7 Year Treasury Bond ETF	193,440	23,125,752
Schwab Intermediate-Term U.S. Treasury ETF(a)	199,805	10,339,909
Vanguard Intermediate-Term Treasury ETF(a)	309,141	18,947,252
Total U.S. Medium Term Treasury Bond Funds		52,412,913
U.S. Momentum Fund — 1.8%
iShares MSCI USA Momentum Factor ETF(a)	95,260	13,996,552
U.S. Preferred Fund — 1.7%
iShares Preferred & Income Securities ETF(a)	377,591	12,819,215
U.S. REITS Funds — 1.0%
Fidelity MSCI Real Estate Index ETF	9,635	298,974
iShares Core U.S. REIT ETF	5,976	369,675
Vanguard Real Estate ETF(a)	67,406	7,006,180
Total U.S. REITS Funds		7,674,829
U.S. Small Cap Growth Funds — 1.2%
iShares Russell 2000 Growth ETF(a)	15,334	3,443,863
SPDR S&P 600 Small Cap Growth ETF	9,865	748,556
Vanguard Small-Cap Growth ETF(a)	21,039	4,644,570
Total U.S. Small Cap Growth Funds		8,836,989
U.S. Small Cap Value Funds — 0.5%
iShares Russell 2000 Value ETF(a)	7,547	1,123,145
iShares S&P Small-Cap 600 Value ETF	6,946	665,844
Vanguard Small-Cap Value ETF(a)	12,560	2,069,762
Total U.S. Small Cap Value Funds		3,858,751
U.S. Ultra Short Term Bond Funds — 8.3%
Invesco Treasury Collateral ETF(a)	7,575	799,617
IQ Ultra Short Duration ETF†(c)	1,296,301	62,196,522
Total U.S. Ultra Short Term Bond Funds		62,996,139
Total Investment Companies (Cost $754,964,075)		713,750,033

	Shares	Value
Short-Term Investments — 27.5%
Money Market Funds — 27.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(d)(e)	207,181,080	$207,181,080
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(d)	1,027,288	1,027,288
Total Short-Term Investments
(Cost $208,208,368)		208,208,368
Total Investments — 127.3%
(Cost $1,002,609,112)		963,634,624
Other Assets and Liabilities, Net — (27.3)%		(206,364,135)
Net Assets — 100.0%		$757,270,489

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $209,434,892; total market value of collateral held by the Fund was $215,836,889. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $8,655,809.

(b)
Less than 0.05%.

(c)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $623,220.

(d)
Reflects the 1-day yield at April 30, 2022.

(e)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022:
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
abrdn Gold ETF Trust	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	$50,286	$—
abrdn Gold ETF Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	50,286	—
abrdn Silver ETF Trust	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	20,176	—
abrdn Silver ETF Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	20,176	—
Consumer Discretionary Select Sector SPDR Fund	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(1,594,758)	—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.15%	7/05/2023	Monthly	(1,594,758)	—
Energy Select Sector SPDR Fund	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	307,138	—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	307,138	—
Fidelity MSCI Real Estate Index ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	14,894	—
Fidelity MSCI Real Estate Index ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	14,894	—
Financial Select Sector SPDR Fund	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	461,985	—
Financial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	461,985	—
FlexShares Global Upstream Natural Resources Index Fund	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	11,527	—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	11,527	—
Graniteshares Gold Trust	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	18,942	—
Graniteshares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	18,942	—
Health Care Select Sector SPDR Fund	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	666,824	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	666,824	—
Industrial Select Sector SPDR Fund	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(1,598,352)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.15%	7/05/2023	Monthly	(1,598,352)	—
Invesco DB U.S. Dollar Index Bullish Fund	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	1,019,290	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,019,290	—
Invesco Senior Loan ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	1,551,307	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,551,307	—
Invesco Treasury Collateral ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	39,902	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	39,902	—
Invesco Variable Rate Preferred ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(5,492,410)	—
Invesco Variable Rate Preferred ETF	Morgan Stanley	1-Day FEDEF – 7.25%	7/05/2023	Monthly	(5,492,410)	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	58,579	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	58,579	—
IQ Ultra Short Duration ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	3,099,028	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,099,028	—
iShares 0-5 Year High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(3,204,403)	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF	7/05/2023	Monthly	$(3,204,403)	$—
iShares 20+ Year Treasury Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	82,898	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	153,135	—
iShares 3-7 Year Treasury Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	1,152,223	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,152,223	—
iShares Broad USD Investment Grade Corporate Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	122,185	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	122,185	—
iShares Convertible Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	810,573	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	810,573	—
iShares Core MSCI EAFE ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	1,442,411	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,442,411	—
iShares Core MSCI Emerging Markets ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	626,321	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	626,321	—
iShares Core MSCI Europe ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	63,962	—
iShares Core MSCI Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	63,962	—
iShares Core U.S. REIT ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	18,434	—
iShares Core U.S. REIT ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	18,434	—
iShares Floating Rate Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	1,227,797	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,227,797	—
iShares Gold Trust	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	583,199	—
iShares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	583,199	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	585,070	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	585,070	—
iShares iBoxx High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	71,462	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	71,462	—
iShares JP Morgan USD Emerging Markets Bond ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(2,651,606)	—
iShares JP Morgan USD Emerging Markets Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(2,651,606)	—
iShares MBS ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	248,487	—
iShares MBS ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	248,487	—
iShares MSCI China ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(959,295)	—
iShares MSCI China ETF	Morgan Stanley	1-Day FEDEF – 4.23%	7/05/2023	Monthly	(959,295)	—
iShares MSCI EAFE Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	288,015	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
iShares MSCI EAFE Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	$288,015	$—
iShares MSCI Emerging Markets Min Vol Factor ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	491,274	—
iShares MSCI Emerging Markets Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	491,274	—
iShares MSCI Global Min Vol Factor ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(5,416,251)	—
iShares MSCI Global Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF – 0.68%	7/05/2023	Monthly	(5,416,251)	—
iShares MSCI Japan ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	118,449	—
iShares MSCI Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	118,449	—
iShares MSCI USA Momentum Factor ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	697,330	—
iShares MSCI USA Momentum Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	697,330	—
iShares MSCI USA Quality Factor ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(2,431,692)	—
iShares MSCI USA Quality Factor ETF	Morgan Stanley	1-Day FEDEF – 0.43%	7/05/2023	Monthly	(2,431,692)	—
iShares Preferred & Income Securities ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	638,735	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	638,735	—
iShares Russell 2000 Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	171,587	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	171,587	—
iShares Russell 2000 Value ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	55,956	—
iShares Russell 2000 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	55,956	—
iShares S&P Small-Cap 600 Value ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	33,168	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	33,168	—
iShares Silver Trust	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	231,692	—
iShares Silver Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	231,692	—
iShares TIPS Bond ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(3,477,615)	—
iShares TIPS Bond ETF	Morgan Stanley	1-Day FEDEF – 0.58%	7/05/2023	Monthly	(3,477,615)	—
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	2,193,814	—
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,183,123	—
iShares U.S. Industrials ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(137,113)	—
iShares U.S. Industrials ETF	Morgan Stanley	1-Day FEDEF – 3.67%	7/05/2023	Monthly	(137,113)	—
JPMorgan BetaBuilders Europe ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	140,158	—
JPMorgan BetaBuilders Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	140,158	—
JPMorgan BetaBuilders Japan ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	88,962	—
JPMorgan BetaBuilders Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	88,962	—
Schwab Emerging Markets Equity ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	78,581	—
Schwab Emerging Markets Equity ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	78,581	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Schwab Intermediate-Term U.S. Treasury ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	$515,223	$—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	515,223	—
Schwab International Small-Cap Equity ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(627,257)	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	1-Day FEDEF – 9.69%	7/05/2023	Monthly	(627,257)	—
Schwab U.S. Large-Cap Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	45,177	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	45,177	—
Schwab U.S. TIPS ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(2,038,103)	—
Schwab U.S. TIPS ETF	Morgan Stanley	1-Day FEDEF – 0.50%	7/05/2023	Monthly	(2,038,103)	—
SPDR Blackstone Senior Loan ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	2,983,537	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,983,537	—
SPDR Bloomberg Barclays High Yield Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	35,725	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	35,725	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(2,307,799)	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	1-Day FEDEF – 0.50%	7/05/2023	Monthly	(2,307,799)	—
SPDR Bloomberg Convertible Securities ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	2,378,638	—
SPDR Bloomberg Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,378,638	—
SPDR Bloomberg Emerging Markets Local Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	143,538	—
SPDR Bloomberg Emerging Markets Local Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	143,538	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	391,113	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	391,113	—
SPDR Dow Jones International Real Estate ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(202,725)	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(202,725)	—
SPDR Gold MiniShares Trust	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	94,439	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	214,116	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF – 1.03%	7/05/2023	Monthly	(119,677)	—
SPDR Portfolio Long Term Treasury ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	34,330	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	34,330	—
SPDR Portfolio Mortgage Backed Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	46,328	—
SPDR Portfolio Mortgage Backed Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	46,328	—
SPDR S&P 600 Small Cap Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	37,257	—
SPDR S&P 600 Small Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	37,257	—
SPDR S&P China ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(214,528)	—
SPDR S&P China ETF	Morgan Stanley	1-Day FEDEF – 7.01%	7/05/2023	Monthly	(214,528)	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
SPDR S&P Emerging Markets SmallCap ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	$443,832	$—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	443,832	—
SPDR S&P Global Natural Resources ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	4,774	—
SPDR S&P Global Natural Resources ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	4,774	—
Technology Select Sector SPDR Fund	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(277,042)	—
Technology Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.50%	7/05/2023	Monthly	(277,042)	—
VanEck J.P. Morgan EM Local Currency Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	432,099	—
VanEck J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	432,099	—
Vanguard Consumer Discretionary ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(509,792)	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	1-Day FEDEF – 13.48%	7/05/2023	Monthly	(509,792)	—
Vanguard Emerging Markets Government Bond ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(475,589)	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	1-Day FEDEF – 2.79%	7/05/2023	Monthly	(475,589)	—
Vanguard Energy ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	69,044	—
Vanguard Energy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	69,044	—
Vanguard Financials ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	117,250	—
Vanguard Financials ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	117,250	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(1,583,342)	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	1-Day FEDEF – 1.58%	7/05/2023	Monthly	(1,583,342)	—
Vanguard FTSE Developed Markets ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	1,535,835	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,535,835	—
Vanguard FTSE Emerging Markets ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	665,501	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	665,501	—
Vanguard FTSE Europe ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	252,770	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	252,770	—
Vanguard Global ex-U.S. Real Estate ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(1,513,180)	—
Vanguard Global ex-U.S. Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(1,495,565)	—
Vanguard Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	229,272	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	229,272	—
Vanguard Health Care ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	627,438	—
Vanguard Health Care ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	627,438	—
Vanguard Industrials ETF	Morgan Stanley	1-Day FEDEF – 5.58%	7/05/2023	Monthly	(937,492)	—
Vanguard Information Technology ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	(80,784)	—
Vanguard Information Technology ETF	Morgan Stanley	1-Day FEDEF – 0.50%	7/05/2023	Monthly	(80,784)	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Vanguard Intermediate-Term Corporate Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	$813,008	$—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	813,008	—
Vanguard Intermediate-Term Treasury ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	944,050	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	944,050	—
Vanguard Long-Term Treasury ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	24,196	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	24,196	—
Vanguard Mega Cap Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	35,955	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	35,955	—
Vanguard Mortgage-Backed Securities ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	149,224	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	149,224	—
Vanguard Real Estate ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	349,031	—
Vanguard Real Estate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	349,031	—
Vanguard Russell 1000 Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	21,520	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	21,520	—
Vanguard Short-Term Corporate Bond ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	4,245,350	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	4,245,350	—
Vanguard Small-Cap Growth ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	231,356	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	231,356	—
Vanguard Small-Cap Value ETF	Merrill Lynch	1-Day FEDL01 + 0.50%	2/28/2023	Monthly	103,159	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	103,159	—
Xtrackers USD High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDL01	2/28/2023	Monthly	22,475	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	22,475	—
						$—

Cash posted has been segregated as collateral for swaps in the amount of  $340,000 at April 30, 2022.
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $623,220 and with Merrill Lynch amounted to $ — at April 30, 2022. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(f)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(g)
Reflects the value at reset date of April 30, 2022.

Abbreviations
FEDEF  — Federal Funds Effective Rate
FEDL01 — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Exchange Traded Note	$1,175,763	$—	$—	$1,175,763
Exchange Traded Vehicles	40,500,460	—	—	40,500,460
Investment Companies	713,750,033	—	—	713,750,033
Short-Term Investments:
Money Market Funds	208,208,368	—	—	208,208,368
Total Investments in Securities	963,634,624	—	—	963,634,624
Other Financial Instruments:(i)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$963,634,624	$—	$—	$963,634,624
Liability Valuation Inputs
Other Financial Instruments:(i)
Swap Contracts	$—	$—	$—	$—

(h)
For a complete listing of investments and their industries, see the Schedule of Investments.

(i)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	2,333,212	115,750,647	44,776,450	(96,115,814)	(551,479)	(1,663,282)	920,685	696,252	1,296,301	62,196,522
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Hedge Macro Tracker ETF

April 30, 2022
	Shares	Value
Exchange Traded Vehicles — 8.0%
Gold Funds — 3.8%
abrdn Gold ETF Trust*	549	$9,981
Graniteshares Gold Trust*	200	3,762
iShares Gold Trust*	3,213	115,796
SPDR Gold MiniShares Trust*	498	18,760
Total Gold Funds		148,299
Silver Funds — 1.2%
abrdn Silver ETF Trust*	178	3,904
iShares Silver Trust*	2,133	44,878
Total Silver Funds		48,782
U.S. Dollar Fund — 3.0%
Invesco DB U.S. Dollar Index Bullish Fund*(a)	4,229	116,593
Total Exchange Traded Vehicles
(Cost $289,296)		313,674
Investment Companies — 91.6%
Broad Funds — 0.1%
FlexShares Global Upstream Natural Resources Index Fund	92	4,110
SPDR S&P Global Natural Resources ETF	29	1,731
Total Broad Funds		5,841
Convertible Bond Funds — 12.8%
iShares Convertible Bond ETF	1,666	128,415
SPDR Bloomberg Convertible Securities ETF	5,314	376,922
Total Convertible Bond Funds		505,337
Emerging Bonds — Local Currency Funds — 5.2%
SPDR Bloomberg Emerging Markets Local Bond ETF	2,394	51,303
VanEck J.P. Morgan EM Local Currency Bond ETF	6,105	154,457
Total Emerging Bonds — Local Currency Funds		205,760
Emerging Equity Funds — 17.2%
iShares Core MSCI Emerging Markets ETF	4,386	229,169
iShares MSCI Emerging Markets Min Vol Factor ETF	2,986	175,577
Schwab Emerging Markets Equity ETF	1,094	28,761
Vanguard FTSE Emerging Markets ETF	5,605	243,481
Total Emerging Equity Funds		676,988
Emerging Small Cap Equity Fund — 2.6%
SPDR S&P Emerging Markets SmallCap ETF	1,962	104,162
Europe Equity Funds — 2.3%
iShares Core MSCI Europe ETF(a)	254	12,693
JPMorgan BetaBuilders Europe ETF	542	27,826
Vanguard FTSE Europe ETF(a)	859	50,157
Total Europe Equity Funds		90,676
Floating Rate — Investment Grade Funds — 5.6%
iShares Floating Rate Bond ETF	3,290	166,178
SPDR Bloomberg Investment Grade Floating Rate ETF	1,737	52,926
Total Floating Rate — Investment Grade Funds		219,104
	Shares	Value
Investment Companies (continued)
High Yield Corporate Bond Funds — 3.2%
iShares iBoxx High Yield Corporate Bond ETF(a)	881	$69,185
SPDR Bloomberg High Yield Bond ETF(a)	354	34,554
Xtrackers USD High Yield Corporate Bond ETF(a)	605	21,756
Total High Yield Corporate Bond Funds		125,495
Investment Grade Corporate Bond Funds — 7.6%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF(a)	1,995	101,565
Vanguard Short-Term Corporate Bond ETF(a)	2,559	196,531
Total Investment Grade Corporate Bond Funds		298,096
Japan Equity Funds — 1.0%
iShares MSCI Japan ETF	415	23,497
JPMorgan BetaBuilders Japan ETF	379	17,681
Total Japan Equity Funds		41,178
U.S. Large Cap Core Funds — 1.0%
Energy Select Sector SPDR Fund	447	33,592
Vanguard Energy ETF	72	7,578
Total U.S. Large Cap Core Funds		41,170
U.S. Large Cap Growth Funds — 1.1%
Schwab U.S. Large-Cap Growth ETF	92	5,972
Vanguard Growth ETF	121	30,319
Vanguard Mega Cap Growth ETF	23	4,699
Vanguard Russell 1000 Growth ETF	45	2,823
Total U.S. Large Cap Growth Funds		43,813
U.S. Long Term Treasury Bond Funds — 0.9%
iShares 20+ Year Treasury Bond ETF(a)	196	23,412
SPDR Portfolio Long Term Treasury ETF	199	6,832
Vanguard Long-Term Treasury ETF(a)	66	4,810
Total U.S. Long Term Treasury Bond Funds		35,054
U.S. Medium Term Treasury Bond Funds — 7.5%
iShares 3-7 Year Treasury Bond ETF	1,092	130,549
Schwab Intermediate-Term U.S. Treasury ETF	1,128	58,374
Vanguard Intermediate-Term Treasury ETF(a)	1,745	106,951
Total U.S. Medium Term Treasury Bond Funds		295,874
U.S. Ultra Short Term Bond Funds — 23.5%
Invesco Treasury Collateral ETF	112	11,823
IQ Ultra Short Duration ETF†	19,126	917,665
Total U.S. Ultra Short Term Bond Funds		929,488
Total Investment Companies
(Cost $3,683,647)		3,618,036
Short-Term Investments — 15.4%
Money Market Funds — 15.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)	599,323	599,323

See notes to financial statements.

Schedule of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2022
	Shares	Value
Short-Term Investments (continued)
Money Market Funds (continued)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)	6,851	$6,851
Total Short-Term Investments
(Cost $606,174)		606,174
Total Investments — 115.0%
(Cost $4,579,117)		4,537,884
Other Assets and Liabilities, Net — (15.0)%		(590,098)
Net Assets — 100.0%		$3,947,786

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $718,984; total market value of collateral held by the Fund was $739,044. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $139,721.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2022:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
abrdn Gold Shares ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	$1,000	$—
abrdn Silver ETF Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	395	—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,382	—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	402	—
Graniteshares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	376	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	11,745	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,161	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	92,505	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,389	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF	7/05/2023	Monthly	13,151	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 2.58%	5/02/2023	Monthly	(6,299)	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	12,949	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	23,095	—
iShares Core MSCI Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,299	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	16,769	—
iShares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	11,677	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 2.83%	5/02/2023	Monthly	(30,177)	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	6,989	—
iShares JP Morgan USD Emerging Markets Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/02/2023	Monthly	(96,515)	—
iShares MSCI China ETF	Morgan Stanley	1-Day FEDEF – 4.53%	5/02/2023	Monthly	(63,125)	—
iShares MSCI Emerging Markets Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	17,699	—
iShares MSCI Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,378	—
iShares Silver Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	4,524	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	$10,233	$—
JPMorgan BetaBuilders Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,824	—
JPMorgan BetaBuilders Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,773	—
Schwab Emerging Markets Equity ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,892	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	5,900	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	584	—
SPDR Bloomberg Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	38,018	—
SPDR Bloomberg Emerging Markets Local Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	5,165	—
SPDR Bloomberg High Yield Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,514	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF	7/05/2023	Monthly	5,332	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/02/2023	Monthly	(13,328)	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,884	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	687	—
SPDR S&P China ETF	Morgan Stanley	1-Day FEDEF – 9.03%	5/02/2023	Monthly	(14,162)	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	10,512	—
SPDR S&P Global Natural Resources ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	179	—
VanEck J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	15,560	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	1-Day FEDEF – 0.93%	5/02/2023	Monthly	(17,306)	—
Vanguard Energy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	737	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	24,544	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	5,080	—
Vanguard Global ex-U.S. Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/02/2023	Monthly	(99,607)	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,007	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 0.58%	5/02/2023	Monthly	(42,009)	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF +0.50	7/05/2023	Monthly	10,787	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 1.59%	7/05/2023	Monthly	510	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	409	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	314	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	19,814	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,194	—
						$—

See notes to financial statements.

Schedule of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
At April 30, 2022 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(e)
Reflects the value at reset date of April 30, 2022.

Abbreviation
FEDEF — Federal Funds Effective Rate
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Exchange Traded Vehicles	$313,674	$—	$—	$313,674
Investment Companies	3,618,036	—	—	3,618,036
Short-Term Investments:
Money Market Funds	606,174	—	—	606,174
Total Investments in Securities	4,537,884	—	—	4,537,884
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$4,537,884	$—	$—	$4,537,884
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2022, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	15,621	774,958	592,974	(418,071)	(6,679)	(25,517)	10,040	12,705	19,126	917,665
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Hedge Market Neutral Tracker ETF

April 30, 2022
	Shares	Value
Exchange Traded Note — 0.7%
Volatility Note — 0.7%
iPath Series B S&P 500 VIX Short-Term Futures ETN*(a)
(Cost $109,015)	4,391	$121,675
Exchange Traded Vehicle — 1.1%
U.S. Dollar Fund — 1.1%
Invesco DB U.S. Dollar Index Bullish Fund*
(Cost $174,935)	6,739	185,794
Investment Companies — 97.6%
Bank Loan Funds — 16.0%
Invesco Senior Loan ETF(a)	42,433	914,856
SPDR Blackstone Senior Loan ETF	39,565	1,759,455
Total Bank Loan Funds		2,674,311
Convertible Bond Funds — 0.8%
iShares Convertible Bond ETF	431	33,222
SPDR Bloomberg Convertible Securities ETF	1,374	97,458
Total Convertible Bond Funds		130,680
Floating Rate — Investment Grade Funds — 14.1%
iShares Floating Rate Bond ETF	35,527	1,794,469
SPDR Bloomberg Investment Grade Floating Rate ETF	18,760	571,617
Total Floating Rate — Investment Grade Funds		2,366,086
High Yield Corporate Bond Funds — 8.2%
iShares 0-5 Year High Yield Corporate Bond ETF(a)	18,661	797,011
SPDR Bloomberg Short Term High Yield Bond ETF(a)	22,492	573,996
Total High Yield Corporate Bond Funds		1,371,007
Mortgage Backed Securities Funds — 6.2%
iShares MBS ETF(a)	5,959	584,578
SPDR Portfolio Mortgage Backed Bond ETF	4,725	108,958
Vanguard Mortgage-Backed Securities ETF(a)	7,277	350,970
Total Mortgage Backed Securities Funds		1,044,506
Treasury Inflation Protected Securities — 8.2%
iShares TIPS Bond ETF	7,144	864,924
Schwab U.S. TIPS ETF(a)	8,574	506,895
Total Treasury Inflation Protected Securities		1,371,819
U.S. Large Cap Core Fund — 2.6%
iShares MSCI USA Quality Factor ETF	3,527	435,514
U.S. Low Volatility Fund — 8.0%
iShares MSCI Global Min Vol Factor ETF	13,457	1,347,180
	Shares	Value
Investment Companies (continued)
U.S. Medium Term Treasury Bond Funds — 15.7%
iShares 3-7 Year Treasury Bond ETF	9,738	$1,164,178
Schwab Intermediate-Term U.S. Treasury ETF	10,059	520,553
Vanguard Intermediate-Term Treasury ETF	15,563	953,857
Total U.S. Medium Term Treasury Bond Funds		2,638,588
U.S. Preferred Fund — 8.2%
Invesco Variable Rate Preferred ETF(a)	57,714	1,366,091
U.S. Ultra Short Term Bond Funds — 9.6%
Invesco Treasury Collateral ETF	195	20,584
IQ Ultra Short Duration ETF†	33,327	1,599,029
Total U.S. Ultra Short Term Bond Funds		1,619,613
Total Investment Companies
(Cost $16,883,472)		16,365,395
Short-Term Investments — 24.7%
Money Market Funds — 24.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)	4,109,511	4,109,511
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)	38,772	38,772
Total Short-Term Investments
(Cost $4,148,283)		4,148,283
Total Investments — 124.1%
(Cost $21,315,705)		20,821,147
Other Assets and Liabilities, Net — (24.1)%		(4,054,203)
Net Assets — 100.0%		$16,766,944

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $4,480,525; total market value of collateral held by the Fund was $4,624,825. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $515,314.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

ETN — Exchange Traded Note
TIPS — Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	$5,597	$—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	27,597	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	633	—
Invesco Variable Rate Preferred ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	41,280	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,658	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	48,220	—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	24,046	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	35,148	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,002	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	54,147	—
iShares MBS ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	17,658	—
iShares MSCI Global Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	40,645	—
iShares MSCI USA Quality Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	13,089	—
iShares TIPS Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	26,151	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	15,680	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF – 2.68%	5/02/2023	Monthly	(60,496)	—
Schwab U.S. TIPS ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	15,312	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	53,053	—
SPDR Bloomberg Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,908	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	17,246	—
SPDR Bloomberg Short Term High Yield Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	17,303	—
SPDR Portfolio Mortgage Backed Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,298	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/02/2023	Monthly	(307,449)	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	28,745	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF – 0.78%	5/02/2023	Monthly	(48,212)	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	10,611	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	1-Day FEDEF – 2.13%	5/02/2023	Monthly	(28,798)	—
						$—
At April 30, 2022 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(e)
Reflects the value at reset date of April 30, 2022.

Abbreviation
FEDEF — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Exchange Traded Note	$121,675	$—	$—	$121,675
Exchange Traded Vehicle	185,794	—	—	185,794
Investment Companies	16,365,395	—	—	16,365,395
Short-Term Investments:
Money Market Funds	4,148,283	—	—	4,148,283
Total Investments in Securities	20,821,147	—	—	20,821,147
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$20,821,147	$—	$—	$20,821,147
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2022 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	87,410	4,336,410	3,323,781	(5,873,138)	(141,013)	(47,011)	58,393	86,010	33,327	1,599,029
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Hedge Long/Short Tracker ETF

April 30, 2022
	Shares	Value
Exchange Traded Note — 1.5%
Volatility Note — 1.5%
iPath Series B S&P 500 VIX Short-Term Futures ETN*(a)
(Cost $222,240)	10,743	$297,688
Investment Companies — 98.0%
Bank Loan Funds — 8.3%
Invesco Senior Loan ETF(a)	26,358	568,279
SPDR Blackstone Senior Loan ETF	24,577	1,092,939
Total Bank Loan Funds		1,661,218
International Equity Core Funds — 31.1%
iShares Core MSCI EAFE ETF	46,781	3,031,877
Vanguard FTSE Developed Markets ETF	72,108	3,228,275
Total International Equity Core Funds		6,260,152
International Large Cap Growth Fund — 3.0%
iShares MSCI EAFE Growth ETF(a)	6,861	605,415
Investment Grade Corporate Bond Funds — 19.6%
iShares Broad USD Investment Grade Corporate Bond ETF	6,100	317,566
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	13,502	1,520,325
Vanguard Intermediate-Term Corporate Bond ETF	25,899	2,112,582
Total Investment Grade Corporate Bond Funds		3,950,473
U.S. Large Cap Core Funds — 21.4%
Energy Select Sector SPDR Fund	3,860	290,079
Financial Select Sector SPDR Fund	28,139	971,077
Health Care Select Sector SPDR Fund	10,758	1,401,660
Vanguard Energy ETF	620	65,255
Vanguard Financials ETF	2,935	246,334
Vanguard Health Care ETF	5,507	1,318,816
Total U.S. Large Cap Core Funds		4,293,221
U.S. Momentum Fund — 7.3%
iShares MSCI USA Momentum Factor ETF(a)	9,976	1,465,774
U.S. REITS Funds — 4.0%
Fidelity MSCI Real Estate Index ETF	1,009	31,309
iShares Core U.S. REIT ETF	626	38,724
Vanguard Real Estate ETF	7,059	733,713
Total U.S. REITS Funds		803,746
U.S. Small Cap Value Funds — 2.0%
iShares Russell 2000 Value ETF	790	117,568
iShares S&P Small-Cap 600 Value ETF	729	69,882
Vanguard Small-Cap Value ETF	1,316	216,863
Total U.S. Small Cap Value Funds		404,313
	Shares	Value
Investment Companies (continued)
U.S. Ultra Short Term Bond Funds — 1.3%
Invesco Treasury Collateral ETF	31	$3,272
IQ Ultra Short Duration ETF†	5,260	252,375
Total U.S. Ultra Short Term Bond Funds		255,647
Total Investment Companies (Cost $21,526,201)		19,699,959
Short-Term Investments — 14.5%
Money Market Funds — 14.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)	2,876,230	2,876,230
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)	33,682	33,682
Total Short-Term Investments (Cost $2,909,912)		2,909,912
Total Investments — 114.0% (Cost $24,658,353)		22,907,559
Other Assets and Liabilities, Net — (14.0)%		(2,808,428)
Net Assets — 100.0%		$20,099,131

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,791,410; total market value of collateral held by the Fund was $2,877,401. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $1,171.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.05%	12/04/2023	Monthly	$(269,892)	$—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	29,008	—
Fidelity MSCI Real Estate Index ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	3,134	—
Financial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	97,077	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	140,062	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.15%	12/04/2023	Monthly	(270,578)	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	56,811	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	317	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	29,761	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	25,237	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	31,757	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	303,052	—
iShares Core U.S. REIT ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	3,897	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	152,010	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	1-Day FEDEF - 0.58%	12/04/2023	Monthly	60,533	—
iShares MSCI USA Momentum Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	146,489	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1-Day FEDEF - 2.33%	12/04/2023	Monthly	(139,695)	—
iShares Russell 2000 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	11,757	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	6,998	—
iShares U.S. Industrials ETF	Morgan Stanley	1-Day FEDEF - 3.68%	12/04/2023	Monthly	(22,917)	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	1-Day FEDEF - 9.83%	12/04/2023	Monthly	(106,178)	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF - 2.68%	12/04/2023	Monthly	(47,839)	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	109,263	—
SPDR S&P 600 Small Cap Growth ETF	Morgan Stanley	1-Day FEDEF - 8.33%	12/04/2023	Monthly	(29,593)	—
Technology Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.05%	12/04/2023	Monthly	(78,205)	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	1-Day FEDEF - 15.73%	12/04/2023	Monthly	(86,181)	—
Vanguard Energy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	6,526	—
Vanguard Financials ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	24,591	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	1-Day FEDEF - 0.35%	12/04/2023	Monthly	(267,963)	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	322,702	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF - 0.35%	12/04/2023	Monthly	(243,053)	—
Vanguard Health Care ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	131,953	—
Vanguard Industrials ETF	Morgan Stanley	1-Day FEDEF - 5.63%	12/04/2023	Monthly	(79,363)	—
Vanguard Information Technology ETF	Morgan Stanley	1-Day FEDEF - 0.58%	12/04/2023	Monthly	(22,766)	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	211,185	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF - 2.06%	12/04/2023	Monthly	(38,202)	—
Vanguard Real Estate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	73,382	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	1-Day FEDEF - 2.10%	12/04/2023	Monthly	(22,775)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1-Day FEDEF - 4.23%	12/04/2023	Monthly	(188,308)	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/04/2023	Monthly	21,752	—
						$—
At April 30, 2022 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d) Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.
(e) Reflects the value at reset date of April 30, 2022.
Abbreviations
FEDEF — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Exchange Traded Note	$297,688	$—	$—	$297,688
Investment Companies	19,699,959	—	—	19,699,959
Short-Term Investments:
Money Market Funds	2,909,912	—	—	2,909,912
Total Investments in Securities	22,907,559	—	—	22,907,559
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$22,907,559	$—	$—	$22,907,559
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	317	15,726	396,628	(157,999)	(858)	(1,122)	463	618	5,260	252,375
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Hedge Event-Driven Tracker ETF

April 30, 2022
	Shares	Value
Investment Companies — 99.8%
Bank Loan Funds — 24.4%
Invesco Senior Loan ETF(a)	33,304	$718,034
SPDR Blackstone Senior Loan ETF	31,054	1,380,972
Total Bank Loan Funds		2,099,006
Convertible Bond Funds — 15.8%
iShares Convertible Bond ETF	4,487	345,858
SPDR Bloomberg Convertible Securities ETF	14,309	1,014,937
Total Convertible Bond Funds		1,360,795
Investment Grade Corporate Bond Funds — 46.2%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	26,599	1,354,155
Vanguard Short-Term Corporate Bond ETF(a)	34,122	2,620,570
Total Investment Grade Corporate Bond Funds		3,974,725
U.S. Preferred Fund — 6.0%
iShares Preferred & Income Securities ETF(a)	15,145	514,173
U.S. Small Cap Growth Funds — 7.4%
iShares Russell 2000 Growth ETF	1,109	249,070
SPDR S&P 600 Small Cap Growth ETF	714	54,178
Vanguard Small-Cap Growth ETF(a)	1,522	335,997
Total U.S. Small Cap Growth Funds		639,245
U.S. Ultra Short Term Bond Funds — 0.0%(b)
Invesco Treasury Collateral ETF	1	106
IQ Ultra Short Duration ETF†	104	4,990
Total U.S. Ultra Short Term Bond Funds		5,096
Total Investment Companies
(Cost $9,410,441)		8,593,040
	Shares	Value
Short-Term Investments — 23.7%
Money Market Funds — 23.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(c)(d)	2,026,659	$2,026,659
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(c)	12,310	12,310
Total Short-Term Investments
(Cost $2,038,969)		2,038,969
Total Investments — 123.5%
(Cost $11,449,410)		10,632,009
Other Assets and Liabilities, Net — (23.5)%		(2,024,987)
Net Assets — 100.0%		$8,607,022

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,967,425; total market value of collateral held by the Fund was $2,026,659.

(b)
Less than 0.05%.

(c)
Reflects the 1-day yield at April 30, 2022.

(d)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2022:
Total Return Benchmark	Counterparty	Floating Rate(e)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(f)
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	$21,366	$—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	144	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	10,329	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF - 4.53%	12/06/2023	Monthly	(140,726)	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	15,311	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	7,411	—
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	40,270	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	41,090	—
SPDR Bloomberg Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	30,216	—
SPDR Bloomberg High Yield Bond ETF	Morgan Stanley	1-Day FEDEF - 4.32%	12/06/2023	Monthly	(70,279)	—
SPDR S&P 600 Small Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	1,593	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	77,952	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Event-Driven Tracker ETF (continued)

April 30, 2022
Total Return Swap contracts outstanding at April 30, 2022: (continued)
Total Return Benchmark	Counterparty	Floating Rate(e)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(f)
Vanguard Small-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	12/06/2023	Monthly	$9,934	$—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF - 1.83%	12/06/2023	Monthly	(44,231)	—
						$—

At April 30, 2022 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(f)
Reflects the value at reset date of April 30, 2022.

Abbreviations
FEDEF — Federal Funds Effective Rate
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(g)
Investment Companies	$8,593,040	$—	$—	$8,593,040
Short-Term Investments:
Money Market Funds	2,038,969	—	—	2,038,969
Total Investments in Securities	10,632,009	—	—	10,632,009
Other Financial Instruments:(h)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$10,632,009	$—	$—	$10,632,009
Liability Valuation Inputs
Other Financial Instruments:(h)
Swap Contracts	$—	$—	$—	$—

(g)
For a complete listing of investments and their industries, see the Schedule of Investments.

(h)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	221	10,964	17,984	(23,869)	(14)	(75)	33	—	104	4,990
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Real Return ETF

April 30, 2022
	Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds — 59.9%
U.S. Treasury Inflation Indexed Bond, 0.125%, due 7/15/22	$351,600	$441,623
U.S. Treasury Inflation Indexed Bond, 0.125%, due 1/15/23	432,100	546,012
U.S. Treasury Inflation Indexed Bond, 0.125%, due 7/15/24	587,700	731,000
U.S. Treasury Inflation Indexed Bond, 0.125%, due 10/15/24(a)	556,000	637,508
U.S. Treasury Inflation Indexed Bond, 0.125%, due 4/15/25	460,900	523,393
U.S. Treasury Inflation Indexed Bond, 0.125%, due 10/15/25	561,100	634,915
U.S. Treasury Inflation Indexed Bond, 0.125%, due 4/15/26	441,000	491,111
U.S. Treasury Inflation Indexed Bond, 0.125%, due 7/15/26	499,400	610,765
U.S. Treasury Inflation Indexed Bond, 0.125%, due 10/15/26	633,400	677,626
U.S. Treasury Inflation Indexed Bond, 0.125%, due 4/15/27	358,500	369,357
U.S. Treasury Inflation Indexed Bond, 0.125%, due 1/15/30	211,500	236,712
U.S. Treasury Inflation Indexed Bond, 0.125%, due 7/15/30	233,000	262,330
U.S. Treasury Inflation Indexed Bond, 0.125%, due 1/15/31	244,500	270,262
U.S. Treasury Inflation Indexed Bond, 0.125%, due 7/15/31	257,400	276,873
U.S. Treasury Inflation Indexed Bond, 0.125%, due 1/15/32	195,800	203,208
U.S. Treasury Inflation Indexed Bond, 0.125%, due 2/15/51	88,200	88,080
U.S. Treasury Inflation Indexed Bond, 0.125%, due 2/15/52	56,700	53,458
U.S. Treasury Inflation Indexed Bond, 0.250%, due 1/15/25(a)	536,500	668,064
U.S. Treasury Inflation Indexed Bond, 0.250%, due 7/15/29	183,300	209,549
U.S. Treasury Inflation Indexed Bond, 0.250%, due 2/15/50	86,500	90,202
U.S. Treasury Inflation Indexed Bond, 0.375%, due 7/15/23	666,600	845,075
U.S. Treasury Inflation Indexed Bond, 0.375%, due 7/15/25	601,200	751,946
U.S. Treasury Inflation Indexed Bond, 0.375%, due 1/15/27	469,000	572,663
U.S. Treasury Inflation Indexed Bond, 0.375%, due 7/15/27	194,500	235,498
U.S. Treasury Inflation Indexed Bond, 0.500%, due 4/15/24	385,300	452,034
U.S. Treasury Inflation Indexed Bond, 0.500%, due 1/15/28	200,400	240,686
	Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds (continued)
U.S. Treasury Inflation Indexed Bond, 0.625%, due 4/15/23(a)	$397,400	$469,748
U.S. Treasury Inflation Indexed Bond, 0.625%, due 1/15/24	636,900	807,981
U.S. Treasury Inflation Indexed Bond, 0.625%, due 1/15/26	497,400	624,134
U.S. Treasury Inflation Indexed Bond, 0.625%, due 2/15/43	78,700	99,541
U.S. Treasury Inflation Indexed Bond, 0.750%, due 7/15/28	172,400	207,380
U.S. Treasury Inflation Indexed Bond, 0.750%, due 2/15/42	98,500	130,387
U.S. Treasury Inflation Indexed Bond, 0.750%, due 2/15/45	123,400	155,717
U.S. Treasury Inflation Indexed Bond, 0.875%, due 1/15/29	153,300	184,374
U.S. Treasury Inflation Indexed Bond, 0.875%, due 2/15/47	78,900	100,798
U.S. Treasury Inflation Indexed Bond, 1.000%, due 2/15/46	63,300	83,985
U.S. Treasury Inflation Indexed Bond, 1.000%, due 2/15/48	58,700	76,005
U.S. Treasury Inflation Indexed Bond, 1.000%, due 2/15/49	56,100	71,822
U.S. Treasury Inflation Indexed Bond, 1.375%, due 2/15/44	111,000	159,597
U.S. Treasury Inflation Indexed Bond, 1.750%, due 1/15/28	70,000	105,845
U.S. Treasury Inflation Indexed Bond, 2.000%, due 1/15/26	198,600	313,163
U.S. Treasury Inflation Indexed Bond, 2.125%, due 2/15/40	40,400	69,797
U.S. Treasury Inflation Indexed Bond, 2.125%, due 2/15/41	58,900	100,664
U.S. Treasury Inflation Indexed Bond, 2.375%, due 1/15/25	292,500	483,585
U.S. Treasury Inflation Indexed Bond, 2.375%, due 1/15/27	195,200	311,942
U.S. Treasury Inflation Indexed Bond, 2.500%, due 1/15/29	66,300	103,352
U.S. Treasury Inflation Indexed Bond, 3.375%, due 4/15/32	25,600	55,151
U.S. Treasury Inflation Indexed Bond, 3.625%, due 4/15/28	55,900	120,791
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	66,000	145,398
		16,101,107
Total U.S. Treasury Inflation Indexed Bonds
(Cost $16,701,819)		16,101,107

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks — 29.4%
Communication Services — 2.0%
Activision Blizzard, Inc.	129	$9,752
Alphabet, Inc., Class A*	53	120,956
Alphabet, Inc., Class C*	49	112,667
AT&T, Inc.	1,270	23,952
Charter Communications, Inc., Class A*	20	8,570
Comcast Corp., Class A	810	32,205
DISH Network Corp., Class A*(a)	43	1,226
Electronic Arts, Inc.	47	5,548
Fox Corp., Class A	56	2,007
Fox Corp., Class B	25	831
Liberty Broadband Corp., Class A*	4	431
Liberty Broadband Corp., Class C*	24	2,684
Liberty Media Corp.-Liberty SiriusXM*	27	1,131
Liberty Media Corp.-Liberty SiriusXM, Class A*	13	544
Live Nation Entertainment, Inc.*	25	2,622
Lumen Technologies, Inc.(a)	178	1,791
Match Group, Inc.*	46	3,641
Meta Platforms, Inc., Class A*	421	84,398
Netflix, Inc.*	74	14,087
Omnicom Group, Inc.	37	2,817
Paramount Global, Class A	1	31
Paramount Global, Class B(a)	100	2,912
Pinterest, Inc., Class A*	97	1,990
ROBLOX Corp., Class A*	47	1,440
Roku, Inc.*	20	1,858
Sirius XM Holdings, Inc.(a)	129	774
Snap, Inc., Class A*	205	5,834
Spotify Technology SA*	20	2,033
Take-Two Interactive Software, Inc.*	20	2,390
T-Mobile US, Inc.*	99	12,191
Twitter, Inc.*	131	6,422
Verizon Communications, Inc.	670	31,021
Walt Disney Co. (The)*	325	36,280
Warner Bros Discovery, Inc.*	372	6,752
Warner Music Group Corp., Class A	18	536
ZoomInfo Technologies, Inc.*	42	1,991
Total Communication Services		546,315
Consumer Discretionary — 2.6%
Airbnb, Inc., Class A*	57	8,733
Amazon.com, Inc.*	78	193,879
Aptiv PLC*	45	4,788
AutoZone, Inc.*	4	7,822
Best Buy Co., Inc.	38	3,417
Booking Holdings, Inc.*	7	15,472
Burlington Stores, Inc.*	12	2,443
CarMax, Inc.*(a)	28	2,402
Carnival Corp.*(a)	149	2,578
Carvana Co.*	15	869
Chewy, Inc., Class A*(a)	15	436
Chipotle Mexican Grill, Inc.*	5	7,278
Darden Restaurants, Inc.	22	2,898
Dollar General Corp.	39	9,264
Dollar Tree, Inc.*	37	6,011
Domino’s Pizza, Inc.	6	2,028
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
DoorDash, Inc., Class A*	35	$2,850
DR Horton, Inc.	58	4,036
eBay, Inc.	101	5,244
Etsy, Inc.*	22	2,050
Expedia Group, Inc.*	25	4,369
Ford Motor Co.	659	9,331
Garmin Ltd.	26	2,853
General Motors Co.*	222	8,416
Genuine Parts Co.	24	3,121
Hasbro, Inc.	22	1,937
Hilton Worldwide Holdings, Inc.*	47	7,299
Home Depot, Inc. (The)	187	56,175
Las Vegas Sands Corp.*	72	2,551
Lennar Corp., Class A	46	3,519
Lennar Corp., Class B	2	130
Lowe’s Cos., Inc.	120	23,728
Lucid Group, Inc.*(a)	89	1,609
Lululemon Athletica, Inc.*	20	7,093
Marriott International, Inc., Class A*	46	8,166
McDonald’s Corp.	133	33,138
MGM Resorts International	68	2,791
NIKE, Inc., Class B	225	28,057
NVR, Inc.*	1	4,376
O’Reilly Automotive, Inc.*	12	7,279
Rivian Automotive, Inc., Class A*(a)	32	968
Ross Stores, Inc.	58	5,787
Royal Caribbean Cruises Ltd.*	38	2,954
Starbucks Corp.	197	14,704
Target Corp.	85	19,435
Tesla, Inc.*	145	126,260
TJX Cos., Inc. (The)	185	11,337
Tractor Supply Co.	19	3,828
Ulta Beauty, Inc.*	8	3,174
VF Corp.	62	3,224
Wayfair, Inc., Class A*(a)	13	1,000
Yum! Brands, Inc.	49	5,733
Total Consumer Discretionary		698,840
Consumer Staples — 1.6%
Altria Group, Inc.	328	18,227
Archer-Daniels-Midland Co.	94	8,419
Brown-Forman Corp., Class A	6	375
Brown-Forman Corp., Class B	53	3,574
Campbell Soup Co.	36	1,700
Church & Dwight Co., Inc.	43	4,195
Clorox Co. (The)	21	3,013
Coca-Cola Co. (The)	692	44,710
Colgate-Palmolive Co.	141	10,864
Conagra Brands, Inc.	82	2,864
Constellation Brands, Inc., Class A	25	6,152
Costco Wholesale Corp.	79	42,006
Estee Lauder Cos., Inc. (The), Class A	36	9,506
General Mills, Inc.	101	7,144
Hershey Co. (The)	25	5,644
Hormel Foods Corp.	49	2,567
J M Smucker Co. (The)	18	2,465
Kellogg Co.	45	3,083

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Keurig Dr Pepper, Inc.	138	$5,161
Kimberly-Clark Corp.	57	7,913
Kraft Heinz Co. (The)	117	4,988
Kroger Co. (The)	113	6,098
McCormick & Co., Inc.	43	4,325
Mondelez International, Inc., Class A	234	15,088
Monster Beverage Corp.*	65	5,569
PepsiCo, Inc.	247	42,412
Philip Morris International, Inc.	278	27,800
Procter & Gamble Co. (The)	428	68,715
Sysco Corp.	85	7,266
Tyson Foods, Inc., Class A	51	4,751
Walgreens Boots Alliance, Inc.	120	5,088
Walmart, Inc.	260	39,777
Total Consumer Staples		421,459
Energy — 1.9%
Baker Hughes Co.	276	8,561
Cheniere Energy, Inc.	75	10,186
Chevron Corp.	679	106,379
ConocoPhillips	471	44,990
Devon Energy Corp.	226	13,146
Diamondback Energy, Inc.	61	7,700
EOG Resources, Inc.	208	24,286
Exxon Mobil Corp.	1,508	128,557
Halliburton Co.	279	9,938
Hess Corp.	96	9,895
Kinder Morgan, Inc.	667	12,106
Marathon Petroleum Corp.	218	19,023
Occidental Petroleum Corp.	316	17,408
ONEOK, Inc.	149	9,436
Phillips 66	147	12,754
Pioneer Natural Resources Co.	82	19,063
Schlumberger NV	500	19,505
Valero Energy Corp.	146	16,276
Williams Cos., Inc. (The)	407	13,956
Total Energy		503,165
Financials — 4.7%
Aflac, Inc.	203	11,628
Allstate Corp. (The)	95	12,021
Ally Financial, Inc.	117	4,675
American Express Co.	200	34,942
American International Group, Inc.	296	17,319
Ameriprise Financial, Inc.	38	10,089
Aon PLC, Class A	75	21,599
Apollo Global Management, Inc.	139	6,917
Arch Capital Group Ltd.*	125	5,709
Ares Management Corp., Class A	51	3,377
Arthur J Gallagher & Co.	69	11,626
Bank of America Corp.	2,515	89,735
Bank of New York Mellon Corp. (The)	244	10,263
Berkshire Hathaway, Inc., Class B*	450	145,274
BlackRock, Inc.	50	31,234
Blackstone, Inc.	243	24,682
Brown & Brown, Inc.	82	5,082
Capital One Financial Corp.	146	18,195
Charles Schwab Corp. (The)	540	35,818
	Shares	Value
Common Stocks (continued)
Financials (continued)
Chubb Ltd.	132	$27,251
Cincinnati Financial Corp.	52	6,378
Citigroup, Inc.	707	34,084
Citizens Financial Group, Inc.	142	5,595
CME Group, Inc.	126	27,637
Coinbase Global, Inc., Class A*(a)	41	4,621
Discover Financial Services	96	10,796
Fifth Third Bancorp	228	8,557
First Republic Bank	60	8,953
Franklin Resources, Inc.	102	2,508
Goldman Sachs Group, Inc. (The)	119	36,353
Hartford Financial Services Group, Inc. (The)	114	7,972
Huntington Bancshares, Inc.	479	6,299
Interactive Brokers Group, Inc., Class A	32	1,906
Intercontinental Exchange, Inc.	199	23,046
JPMorgan Chase & Co.	1,046	124,851
KeyCorp	311	6,005
KKR & Co., Inc.	191	9,735
Loews Corp.	75	4,713
M&T Bank Corp.	44	7,332
Markel Corp.*	5	6,766
MarketAxess Holdings, Inc.	6	1,582
Marsh & McLennan Cos., Inc.	179	28,944
MetLife, Inc.	231	15,172
Moody’s Corp.	27	8,545
Morgan Stanley	493	39,731
MSCI, Inc.	14	5,898
Nasdaq, Inc.	39	6,137
Northern Trust Corp.	66	6,801
PNC Financial Services Group, Inc. (The)	149	24,749
Principal Financial Group, Inc.	88	5,996
Progressive Corp. (The)	208	22,331
Prudential Financial, Inc.	127	13,781
Raymond James Financial, Inc.	62	6,043
Regions Financial Corp.	319	6,610
Rocket Cos., Inc., Class A(a)	47	416
S&P Global, Inc.	61	22,967
State Street Corp.	116	7,769
SVB Financial Group*	21	10,240
Synchrony Financial	183	6,736
T Rowe Price Group, Inc.	74	9,105
Tradeweb Markets, Inc., Class A	37	2,634
Travelers Cos., Inc. (The)	81	13,856
Truist Financial Corp.	472	22,821
US Bancorp	476	23,115
Wells Fargo & Co.	1,387	60,515
Willis Towers Watson PLC	41	8,809
Total Financials		1,252,846
Health Care — 3.2%
Abbott Laboratories	314	35,639
AbbVie, Inc.	313	45,973
Agilent Technologies, Inc.	51	6,083
Align Technology, Inc.*	13	3,769
Alnylam Pharmaceuticals, Inc.*	21	2,802

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Health Care (continued)
AmerisourceBergen Corp.	26	$3,934
Amgen, Inc.	100	23,319
Anthem, Inc.	43	21,583
Avantor, Inc.*	93	2,965
Baxter International, Inc.	84	5,969
Becton Dickinson and Co.	51	12,607
Biogen, Inc.*	25	5,186
BioMarin Pharmaceutical, Inc.*	32	2,603
Bio-Rad Laboratories, Inc., Class A*	3	1,536
Boston Scientific Corp.*	239	10,064
Bristol-Myers Squibb Co.	392	29,506
Cardinal Health, Inc.	49	2,844
Centene Corp.*	96	7,733
Cerner Corp.	52	4,869
Cigna Corp.	56	13,820
Cooper Cos., Inc. (The)	8	2,888
CVS Health Corp.	235	22,591
Danaher Corp.	115	28,880
Dexcom, Inc.*	16	6,537
Edwards Lifesciences Corp.*	104	11,001
Elanco Animal Health, Inc.*	78	1,974
Eli Lilly & Co.	151	44,112
Embecta Corp.*	9	274
Gilead Sciences, Inc.	211	12,521
HCA Healthcare, Inc.	40	8,582
Hologic, Inc.*	43	3,096
Humana, Inc.	21	9,336
ICON PLC*	14	3,167
IDEXX Laboratories, Inc.*	14	6,027
Illumina, Inc.*	26	7,713
Incyte Corp.*	33	2,474
Insulet Corp.*	12	2,868
Intuitive Surgical, Inc.*	60	14,358
IQVIA Holdings, Inc.*	32	6,976
Johnson & Johnson	470	84,816
Laboratory Corp. of America Holdings*	16	3,844
McKesson Corp.	25	7,740
Medtronic PLC	240	25,046
Merck & Co., Inc.	450	39,910
Mettler-Toledo International, Inc.*	4	5,110
Moderna, Inc.*	59	7,930
PerkinElmer, Inc.	22	3,225
Pfizer, Inc.	1,003	49,217
Quest Diagnostics, Inc.	21	2,811
Regeneron Pharmaceuticals, Inc.*	17	11,205
ResMed, Inc.	24	4,799
Royalty Pharma PLC, Class A	58	2,470
Seagen, Inc.*	23	3,013
STERIS PLC	17	3,809
Stryker Corp.	56	13,511
Teleflex, Inc.	7	1,999
Thermo Fisher Scientific, Inc.	70	38,704
UnitedHealth Group, Inc.	167	84,928
Veeva Systems, Inc., Class A*	24	4,367
Vertex Pharmaceuticals, Inc.*	43	11,748
Waters Corp.*	11	3,333
West Pharmaceutical Services, Inc.	13	4,096
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Zimmer Biomet Holdings, Inc.	35	$4,226
Zimvie, Inc.*	3	68
Zoetis, Inc.	73	12,939
Total Health Care		873,043
Industrials — 3.3%
3M Co.	204	29,421
AMETEK, Inc.	78	9,848
Boeing Co. (The)*	210	31,256
Carrier Global Corp.	291	11,137
Caterpillar, Inc.	193	40,634
Cintas Corp.	29	11,521
Copart, Inc.*	37	4,205
CoStar Group, Inc.*	68	4,326
CSX Corp.	791	27,163
Cummins, Inc.	49	9,270
Deere & Co.	99	37,378
Delta Air Lines, Inc.*	56	2,410
Dover Corp.	49	6,532
Eaton Corp. PLC	142	20,593
Emerson Electric Co.	211	19,028
Equifax, Inc.	20	4,070
Expeditors International of Washington, Inc.	59	5,845
Fastenal Co.	193	10,675
FedEx Corp.	88	17,489
Fortive Corp.	118	6,785
Generac Holdings, Inc.*	21	4,607
General Dynamics Corp.	87	20,578
General Electric Co.	387	28,851
Grab Holdings Ltd., Class A*(a)	452	1,333
HEICO Corp.	14	1,977
HEICO Corp., Class A	25	2,916
Honeywell International, Inc.	245	47,410
IDEX Corp.	26	4,935
Illinois Tool Works, Inc.	99	19,514
Ingersoll Rand, Inc.	137	6,023
Jacobs Engineering Group, Inc.	43	5,958
JB Hunt Transport Services, Inc.	29	4,955
Johnson Controls International PLC	236	14,129
L3Harris Technologies, Inc.	70	16,258
Leidos Holdings, Inc.	24	2,484
Lockheed Martin Corp.	82	35,434
Lyft, Inc., Class A*	47	1,532
Masco Corp.	42	2,213
Norfolk Southern Corp.	86	22,178
Northrop Grumman Corp.	51	22,409
Old Dominion Freight Line, Inc.	36	10,084
Otis Worldwide Corp.	143	10,416
PACCAR, Inc.	106	8,803
Parker-Hannifin Corp.	43	11,645
Raytheon Technologies Corp.	534	50,682
Republic Services, Inc.	69	9,265
Rockwell Automation, Inc.	39	9,854
Rollins, Inc.	80	2,683
Southwest Airlines Co.*	52	2,429
Stanley Black & Decker, Inc.	55	6,608
Trane Technologies PLC	80	11,191

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Industrials (continued)
TransDigm Group, Inc.*	18	$10,707
TransUnion	34	2,976
Uber Technologies, Inc.*	251	7,902
Union Pacific Corp.	229	53,652
United Airlines Holdings, Inc.*(a)	28	1,414
United Parcel Service, Inc., Class B	261	46,975
United Rentals, Inc.*	24	7,597
Verisk Analytics, Inc.	27	5,509
Waste Management, Inc.	149	24,502
Westinghouse Air Brake Technologies Corp.	59	5,305
WW Grainger, Inc.	15	7,500
Xylem, Inc.	60	4,830
Total Industrials		887,809
Information Technology — 6.7%
Accenture PLC, Class A	118	35,442
Adobe, Inc.*	84	33,260
Advanced Micro Devices, Inc.*	291	24,886
Affirm Holdings, Inc.*(a)	28	804
Akamai Technologies, Inc.*	27	3,032
Amphenol Corp., Class A	200	14,300
Analog Devices, Inc.	94	14,512
ANSYS, Inc.*	15	4,135
Apple, Inc.	2,758	434,799
Applied Materials, Inc.	158	17,435
AppLovin Corp., Class A*	27	1,030
Arista Networks, Inc.*	40	4,623
Atlassian Corp. PLC, Class A*	23	5,171
Autodesk, Inc.*	37	7,003
Automatic Data Processing, Inc.	71	15,491
Block, Inc.*	66	6,570
Broadcom, Inc.	71	39,362
Broadridge Financial Solutions, Inc.	20	2,883
Cadence Design Systems, Inc.*	47	7,090
CDW Corp.	23	3,753
Cisco Systems, Inc.	693	33,943
Citrix Systems, Inc.	21	2,102
Cloudflare, Inc., Class A*	41	3,532
Cognizant Technology Solutions Corp., Class A	88	7,119
Corning, Inc.	131	4,610
Crowdstrike Holdings, Inc., Class A*	34	6,758
Datadog, Inc., Class A*	39	4,710
Dell Technologies, Inc., Class C	49	2,303
DocuSign, Inc.*	34	2,754
Enphase Energy, Inc.*	41	6,617
EPAM Systems, Inc.*	9	2,385
Fidelity National Information Services, Inc.	100	9,915
Fiserv, Inc.*	102	9,988
FleetCor Technologies, Inc.*	14	3,493
Fortinet, Inc.*	23	6,647
Gartner, Inc.*	14	4,068
Global Payments, Inc.	48	6,575
GLOBALFOUNDRIES, Inc.*(a)	9	471
Hewlett Packard Enterprise Co.	226	3,483
HP, Inc.	182	6,667
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
HubSpot, Inc.*	7	$2,656
Intel Corp.	727	31,690
International Business Machines Corp.	160	21,154
Intuit, Inc.	49	20,519
Keysight Technologies, Inc.*	61	8,556
KLA Corp.	25	7,981
Lam Research Corp.	25	11,644
Marvell Technology, Inc.	144	8,364
Mastercard, Inc., Class A	154	55,961
Microchip Technology, Inc.	92	5,998
Micron Technology, Inc.	188	12,820
Microsoft Corp.	1,339	371,599
MongoDB, Inc.*(a)	11	3,904
Motorola Solutions, Inc.	28	5,983
NetApp, Inc.	39	2,857
NVIDIA Corp.	429	79,567
Okta, Inc.*	25	2,983
ON Semiconductor Corp.*	75	3,908
Oracle Corp.	273	20,038
Palantir Technologies, Inc., Class A*	286	2,974
Palo Alto Networks, Inc.*	16	8,980
Paychex, Inc.	54	6,843
Paycom Software, Inc.*	8	2,252
PayPal Holdings, Inc.*	209	18,377
Qorvo, Inc.*	19	2,162
QUALCOMM, Inc.	201	28,078
Qualtrics International, Inc., Class A*	13	241
RingCentral, Inc., Class A*	14	1,188
Roper Technologies, Inc.	18	8,459
Salesforce, Inc.*	170	29,910
Seagate Technology Holdings PLC	36	2,953
ServiceNow, Inc.*	34	16,255
Skyworks Solutions, Inc.	28	3,172
Snowflake, Inc., Class A*	45	7,715
Splunk, Inc.*	27	3,295
SS&C Technologies Holdings, Inc.	39	2,522
Synopsys, Inc.*	25	7,170
TE Connectivity Ltd.	109	13,601
Teledyne Technologies, Inc.*	16	6,905
Teradyne, Inc.	28	2,953
Texas Instruments, Inc.	165	28,091
Trade Desk, Inc. (The), Class A*	76	4,478
Twilio, Inc., Class A*	28	3,131
Tyler Technologies, Inc.*	6	2,368
UiPath, Inc., Class A*	44	785
Unity Software, Inc.*(a)	27	1,793
VeriSign, Inc.*	16	2,859
Visa, Inc., Class A(a)	296	63,086
VMware, Inc., Class A	36	3,889
Western Digital Corp.*	54	2,866
Workday, Inc., Class A*	32	6,614
Zebra Technologies Corp., Class A*	8	2,957
Zoom Video Communications, Inc., Class A*	36	3,585
Zscaler, Inc.*	14	2,838
Total Information Technology		1,787,248

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Materials — 0.9%
Air Products and Chemicals, Inc.	79	$18,492
Albemarle Corp.	39	7,520
Amcor PLC	515	6,108
Ball Corp.	108	8,765
Celanese Corp.	36	5,290
Corteva, Inc.	259	14,942
Dow, Inc.	264	17,556
DuPont de Nemours, Inc.	174	11,472
Ecolab, Inc.	91	15,410
FMC Corp.	42	5,567
Freeport-McMoRan, Inc.	522	21,167
International Flavors & Fragrances, Inc.	85	10,310
International Paper Co.	129	5,970
LyondellBasell Industries NV, Class A	88	9,331
Martin Marietta Materials, Inc.	21	7,439
Newmont Corp.	285	20,762
Nucor Corp.	96	14,859
PPG Industries, Inc.	80	10,239
Sherwin-Williams Co. (The)	85	23,372
Vulcan Materials Co.	43	7,408
Total Materials		241,979
Real Estate — 1.3%
Alexandria Real Estate Equities, Inc.	55	10,019
American Tower Corp.	162	39,045
AvalonBay Communities, Inc.	46	10,464
Boston Properties, Inc.	49	5,762
CBRE Group, Inc., Class A*	108	8,968
Crown Castle International Corp.	154	28,522
Digital Realty Trust, Inc.	96	14,028
Duke Realty Corp.	128	7,008
Equinix, Inc.	31	22,291
Equity Residential	122	9,943
Essex Property Trust, Inc.	22	7,244
Extra Space Storage, Inc.	44	8,360
Healthpeak Properties, Inc.	181	5,939
Invitation Homes, Inc.	200	7,964
Mid-America Apartment Communities, Inc.	40	7,867
Prologis, Inc.	263	42,156
Public Storage	54	20,061
Realty Income Corp.	202	14,011
SBA Communications Corp.	36	12,496
Simon Property Group, Inc.	117	13,806
Sun Communities, Inc.	40	7,023
UDR, Inc.	103	5,481
Ventas, Inc.	134	7,444
Welltower, Inc.	148	13,440
Weyerhaeuser Co.	252	10,387
Zillow Group, Inc., Class A*	7	271
Zillow Group, Inc., Class C*	29	1,155
Total Real Estate		341,155
Utilities — 1.2%
AES Corp. (The)	227	4,635
Alliant Energy Corp.	87	5,116
	Shares	Value
Common Stocks (continued)
Utilities (continued)
Ameren Corp.	85	$7,897
American Electric Power Co., Inc.	180	17,840
American Water Works Co., Inc.	61	9,399
Avangrid, Inc.(a)	25	1,109
CMS Energy Corp.	97	6,663
Consolidated Edison, Inc.	119	11,036
Constellation Energy Corp.	115	6,809
Dominion Energy, Inc.	289	23,594
DTE Energy Co.	58	7,600
Duke Energy Corp.	275	30,294
Edison International	127	8,736
Entergy Corp.	67	7,963
Evergy, Inc.	78	5,292
Eversource Energy	115	10,051
Exelon Corp.	345	16,139
FirstEnergy Corp.	183	7,926
NextEra Energy, Inc.	700	49,714
PG&E Corp.*	506	6,401
PPL Corp.	248	7,021
Public Service Enterprise Group, Inc.	169	11,773
Sempra Energy	113	18,234
Southern Co. (The)	378	27,741
WEC Energy Group, Inc.	106	10,605
Xcel Energy, Inc.	181	13,260
Total Utilities		332,848
Total Common Stocks
(Cost $8,349,780)		7,886,707
Investment Companies — 10.1%
Commodity Funds — 10.1%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF(a)	58,327	1,087,799
iShares GSCI Commodity Dynamic(a)	39,195	1,628,552
Total Commodity Funds		2,716,351
Total Investment Companies
(Cost $2,370,620)		2,716,351
Short-Term Investments — 2.4%
Money Market Funds — 2.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)	231,378	231,378
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)	414,736	414,736
Total Short-Term Investments
(Cost $646,114)		646,114
Total Investments — 101.8%
(Cost $28,068,333)		27,350,279
Other Assets and Liabilities, Net — (1.8)%		(494,203)
Net Assets — 100.0%		$26,856,076

*
Non-income producing securities.

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF (continued)

April 30, 2022
(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,135,414; total market value of collateral held by the Fund was $2,185,215. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $1,953,837.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
U.S. Treasury Inflation Indexed Bonds	$—	$16,101,107	$—	$16,101,107
Common Stocks	7,886,707	—	—	7,886,707
Investment Companies	2,716,351	—	—	2,716,351
Short-Term Investments:
Money Market Funds	646,114	—	—	646,114
Total Investments in Securities	$11,249,172	$16,101,107	$—	$27,350,279

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	267,499	13,270,626	2,851,860	(15,788,273)	(455,631)	121,418	109,979	180,469	—	—
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF

April 30, 2022
	Principal Amount	Value
Long-Term Bonds 98.2%
Corporate Bonds — 91.0%
Consumer Discretionary — 14.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
3.250%, due 3/15/26	$30,000	$27,375
3.500%, due 2/15/23	41,000	40,893
3.500%, due 3/15/29	46,000	38,750
4.625%, due 1/15/27	68,000	63,694
4.875%, due 2/15/30	39,000	35,297
5.875%, due 2/15/28	42,000	40,792
7.500%, due 3/15/26	19,000	19,970
Allison Transmission, Inc.
3.750%, due 1/30/31	58,000	50,170
5.875%, due 6/1/29	27,000	26,655
Asbury Automotive Group, Inc.
4.625%, due 11/15/29	73,000	65,709
Bath & Body Works, Inc.
5.250%, due 2/1/28	50,000	48,000
6.625%, due 10/1/30	29,000	28,844
7.500%, due 6/15/29	28,000	28,947
Boyd Gaming Corp.
4.750%, due 12/1/27	49,000	46,312
4.750%, due 6/15/31	51,000	46,119
Caesars Entertainment, Inc.
6.250%, due 7/1/25	139,000	140,511
8.125%, due 7/1/27	68,000	71,060
Caesars Resort Collection LLC / CRC Finco, Inc.
5.750%, due 7/1/25	27,000	27,574
Carnival Corp.
4.000%, due 8/1/28	124,000	111,617
CDI Escrow Issuer, Inc.
5.750%, due 4/1/30	76,000	73,257
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.375%, due 4/15/27	44,000	42,787
5.500%, due 5/1/25	26,000	26,130
Churchill Downs, Inc.
4.750%, due 1/15/28	27,000	25,280
5.500%, due 4/1/27	27,000	26,512
Clarios Global LP / Clarios US Finance Co.
6.250%, due 5/15/26	40,000	40,400
Ford Motor Co.
4.346%, due 12/8/26	48,000	46,080
7.450%, due 7/16/31	38,000	41,325
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	30,000	30,026
3.096%, due 5/4/23	99,000	97,852
3.370%, due 11/17/23	49,000	48,142
3.625%, due 6/17/31	96,000	79,800
4.000%, due 11/13/30	38,000	32,870
	Principal Amount	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
4.063%, due 11/1/24	$100,000	$97,816
4.271%, due 1/9/27	30,000	28,275
4.375%, due 8/6/23	66,000	66,040
5.113%, due 5/3/29	23,000	21,792
5.125%, due 6/16/25	44,000	43,890
Hilton Domestic Operating Co., Inc.
3.625%, due 2/15/32	87,000	73,678
3.750%, due 5/1/29	30,000	27,181
4.000%, due 5/1/31	49,000	43,823
4.875%, due 1/15/30	48,000	46,306
5.375%, due 5/1/25	29,000	29,589
5.750%, due 5/1/28	27,000	27,385
International Game Technology PLC
4.125%, due 4/15/26	28,000	26,405
5.250%, due 1/15/29	30,000	28,451
6.250%, due 1/15/27	50,000	50,769
6.500%, due 2/15/25	47,000	47,822
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, due 6/1/27	34,000	33,915
Lithia Motors, Inc.
4.375%, due 1/15/31	43,000	39,453
MGM Resorts International
5.500%, due 4/15/27	49,000	47,726
6.000%, due 3/15/23	65,000	65,731
6.750%, due 5/1/25	19,000	19,449
Murphy Oil USA, Inc.
4.750%, due 9/15/29	47,000	44,533
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer
5.875%, due 10/1/28	25,000	24,250
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
7.500%, due 6/1/25	19,000	19,659
Penske Automotive Group, Inc.
3.500%, due 9/1/25	33,000	31,845
PetSmart, Inc. / PetSmart Finance Corp.
4.750%, due 2/15/28	66,000	61,380
Royal Caribbean Cruises Ltd.
10.875%, due 6/1/23	62,000	64,868
Scientific Games International, Inc.
7.000%, due 5/15/28	45,000	46,070
Six Flags Theme Parks, Inc.
7.000%, due 7/1/25	30,000	31,163
Station Casinos LLC
4.500%, due 2/15/28	52,000	47,199
Tenneco, Inc.
5.125%, due 4/15/29	25,000	24,372
Travel + Leisure Co.
6.625%, due 7/31/26	56,000	57,332

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
Yum! Brands, Inc.
3.625%, due 3/15/31	$33,000	$28,356
4.625%, due 1/31/32	33,000	29,989
4.750%, due 1/15/30	85,000	80,856
		3,026,118
Consumer Staples — 3.5%
Central Garden & Pet Co.
4.125%, due 10/15/30(a)	28,000	24,204
Coty, Inc.
5.000%, due 4/15/26	25,000	23,746
Edgewell Personal Care Co.
4.125%, due 4/1/29	35,000	31,062
5.500%, due 6/1/28	44,000	42,570
Lamb Weston Holdings, Inc.
4.375%, due 1/31/32	50,000	44,663
4.875%, due 5/15/28	33,000	32,092
Mattel, Inc.
3.375%, due 4/1/26	25,000	24,312
3.750%, due 4/1/29	21,000	20,003
5.875%, due 12/15/27	30,000	30,690
Newell Brands, Inc.
4.450%, due 4/1/26	72,000	71,384
4.875%, due 6/1/25	86,000	87,116
Performance Food Group, Inc.
5.500%, due 10/15/27	25,000	24,261
Pilgrim’s Pride Corp.
3.500%, due 3/1/32	49,000	41,405
4.250%, due 4/15/31	56,000	51,100
5.875%, due 9/30/27	39,000	39,285
Scotts Miracle-Gro Co. (The)
4.500%, due 10/15/29	30,000	26,325
Spectrum Brands, Inc.
3.875%, due 3/15/31	28,000	23,450
Tempur Sealy International, Inc.
4.000%, due 4/15/29	60,000	51,976
US Foods, Inc.
4.750%, due 2/15/29	43,000	39,719
6.250%, due 4/15/25	25,000	25,683
		755,046
Energy — 12.2%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.750%, due 3/1/27	50,000	48,686
7.875%, due 5/15/26	79,000	82,633
Antero Resources Corp.
5.375%, due 3/1/30	30,000	29,313
7.625%, due 2/1/29	19,000	20,132
Apache Corp.
4.250%, due 1/15/30	64,000	59,460
5.100%, due 9/1/40	28,000	25,340
	Principal Amount	Value
Corporate Bonds (continued)
Energy (continued)
Buckeye Partners LP
4.125%, due 3/1/25	$46,000	$44,100
Cheniere Energy Partners LP
3.250%, due 1/31/32	34,000	29,070
4.000%, due 3/1/31	85,000	76,934
4.500%, due 10/1/29	54,000	51,705
Cheniere Energy, Inc.
4.625%, due 10/15/28	87,000	84,173
Chesapeake Energy Corp.
5.500%, due 2/1/26	22,000	21,814
CNX Resources Corp.
6.000%, due 1/15/29	76,000	74,979
Colgate Energy Partners III LLC
5.875%, due 7/1/29	27,000	26,865
Comstock Resources, Inc.
6.750%, due 3/1/29	35,000	35,391
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
6.000%, due 2/1/29	37,000	35,988
CrownRock LP / CrownRock Finance, Inc.
5.625%, due 10/15/25	31,000	31,000
DCP Midstream Operating LP
5.125%, due 5/15/29	38,000	37,372
5.375%, due 7/15/25	35,000	35,175
DT Midstream, Inc.
4.125%, due 6/15/29	50,000	45,500
4.375%, due 6/15/31	31,000	27,772
Endeavor Energy Resources LP / EER Finance, Inc.
6.625%, due 7/15/25	66,000	67,815
EnLink Midstream LLC
5.375%, due 6/1/29	60,000	58,400
EQM Midstream Partners LP
4.750%, due 7/15/23	28,000	27,685
Hess Midstream Operations LP
4.250%, due 2/15/30	47,000	43,113
5.125%, due 6/15/28	68,000	65,790
Hilcorp Energy I LP / Hilcorp Finance Co.
6.000%, due 2/1/31	29,000	27,986
6.250%, due 11/1/28	30,000	29,870
Matador Resources Co.
5.875%, due 9/15/26	65,000	63,813
Murphy Oil Corp.
5.750%, due 8/15/25	19,000	19,000
6.375%, due 7/15/28	49,000	49,849
NuStar Logistics LP
5.750%, due 10/1/25	19,000	18,905
Occidental Petroleum Corp.
4.500%, due 7/15/44	212,000	182,320
5.550%, due 3/15/26	280,000	287,000
8.000%, due 7/15/25	19,000	20,473

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Energy (continued)
8.875%, due 7/15/30	$56,000	$67,261
Range Resources Corp.
5.000%, due 3/15/23	65,000	65,163
Rockies Express Pipeline LLC
4.950%, due 7/15/29	47,000	43,993
Southwestern Energy Co.
4.750%, due 2/1/32	23,000	21,749
5.375%, due 2/1/29	66,000	65,195
5.375%, due 3/15/30	69,000	68,127
Sunoco LP / Sunoco Finance Corp.
4.500%, due 5/15/29	29,000	26,078
4.500%, due 4/30/30	66,000	59,556
6.000%, due 4/15/27	27,000	27,202
Venture Global Calcasieu Pass LLC
3.875%, due 8/15/29	134,000	122,275
3.875%, due 11/1/33	30,000	26,102
Weatherford International Ltd.
6.500%, due 9/15/28	25,000	25,250
Western Midstream Operating LP
4.550%, due 2/1/30	56,000	51,447
5.300%, due 3/1/48	52,000	45,110
		2,599,929
Financials — 3.5%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer
4.250%, due 10/15/27	33,000	30,477
Block, Inc.
2.750%, due 6/1/26	97,000	88,466
Enact Holdings, Inc.
6.500%, due 8/15/25	28,000	27,857
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.750%, due 9/15/24	50,000	48,750
LPL Holdings, Inc.
4.000%, due 3/15/29	43,000	39,130
MSCI, Inc.
3.875%, due 2/15/31	68,000	61,370
4.000%, due 11/15/29	114,000	105,000
Navient Corp.
5.500%, due 1/25/23	41,000	41,205
OneMain Finance Corp.
5.625%, due 3/15/23	28,000	28,280
6.125%, due 3/15/24	65,000	65,249
Radian Group, Inc.
4.500%, due 10/1/24	48,000	46,740
4.875%, due 3/15/27	30,000	28,950
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.
3.625%, due 3/1/29	43,000	36,765
3.875%, due 3/1/31	80,000	67,506
	Principal Amount	Value
Corporate Bonds (continued)
Financials (continued)
SLM Corp.
3.125%, due 11/2/26	$31,000	$28,326
		744,071
Health Care — 14.6%
Avantor Funding, Inc.
4.625%, due 7/15/28	106,000	100,837
Bausch Health Cos., Inc.
5.500%, due 11/1/25	60,000	58,050
Catalent Pharma Solutions, Inc.
3.125%, due 2/15/29	59,000	51,197
5.000%, due 7/15/27	25,000	24,219
Centene Corp.
2.450%, due 7/15/28	46,000	40,131
2.500%, due 3/1/31	146,000	121,362
2.625%, due 8/1/31	65,000	53,996
3.000%, due 10/15/30	47,000	40,890
3.375%, due 2/15/30	103,000	92,025
4.250%, due 12/15/27	106,000	102,820
4.625%, due 12/15/29	163,000	157,870
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.750%, due 3/1/25	37,000	36,908
Charles River Laboratories International, Inc.
3.750%, due 3/15/29	27,000	24,435
4.250%, due 5/1/28	27,000	25,772
CHS/Community Health Systems, Inc.
8.000%, due 12/15/27	92,000	95,308
DaVita, Inc.
3.750%, due 2/15/31	56,000	45,640
Elanco Animal Health, Inc.
6.400%, due 8/28/28	32,000	32,840
Encompass Health Corp.
4.500%, due 2/1/28	30,000	27,736
4.750%, due 2/1/30	43,000	38,861
HCA, Inc.
3.500%, due 9/1/30	98,000	87,791
5.375%, due 2/1/25	195,000	200,606
5.625%, due 9/1/28	28,000	28,936
5.875%, due 2/15/26	48,000	49,704
5.875%, due 2/1/29	87,000	90,623
Hologic, Inc.
3.250%, due 2/15/29	58,000	51,670
IQVIA, Inc.
5.000%, due 5/15/27	77,000	76,293
Jazz Securities DAC
4.375%, due 1/15/29	76,000	70,015
Legacy LifePoint Health LLC
4.375%, due 2/15/27	25,000	23,125
6.750%, due 4/15/25	49,000	49,980

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Health Care (continued)
Molina Healthcare, Inc.
3.875%, due 11/15/30	$30,000	$27,060
3.875%, due 5/15/32	30,000	26,339
4.375%, due 6/15/28	47,000	43,928
Mozart Debt Merger Sub, Inc.
3.875%, due 4/1/29	183,000	159,898
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.125%, due 4/30/28	75,000	69,773
Perrigo Finance Unlimited Co.
3.900%, due 6/15/30	42,000	37,670
Prestige Brands, Inc.
3.750%, due 4/1/31	28,000	23,737
Select Medical Corp.
6.250%, due 8/15/26	76,000	75,430
Service Corp. International
3.375%, due 8/15/30	66,000	56,760
4.625%, due 12/15/27	28,000	27,160
5.125%, due 6/1/29	32,000	31,566
Teleflex, Inc.
4.250%, due 6/1/28	30,000	28,275
4.625%, due 11/15/27	30,000	29,400
Tenet Healthcare Corp.
4.250%, due 6/1/29	48,000	43,368
4.375%, due 1/15/30	49,000	44,584
4.625%, due 9/1/24	123,000	121,924
4.625%, due 6/15/28	48,000	45,240
4.875%, due 1/1/26	68,000	66,584
5.125%, due 11/1/27	145,000	140,790
6.125%, due 10/1/28	134,000	128,633
		3,127,759
Industrials — 9.3%
American Builders & Contractors Supply Co., Inc.
4.000%, due 1/15/28	29,000	27,042
Aramark Services, Inc.
5.000%, due 2/1/28(a)	69,000	64,346
6.375%, due 5/1/25	71,000	72,304
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.375%, due 3/1/29	55,000	51,562
Brink’s Co. (The)
4.625%, due 10/15/27	38,000	36,005
Builders FirstSource, Inc.
4.250%, due 2/1/32	22,000	18,783
5.000%, due 3/1/30	55,000	50,875
Camelot Finance SA
4.500%, due 11/1/26	30,000	28,200
Century Communities, Inc.
6.750%, due 6/1/27	29,000	29,319
Clarivate Science Holdings Corp.
3.875%, due 7/1/28	27,000	24,030
	Principal Amount	Value
Corporate Bonds (continued)
Industrials (continued)
Covanta Holding Corp.
4.875%, due 12/1/29	$58,000	$52,768
Gartner, Inc.
3.750%, due 10/1/30	47,000	41,915
4.500%, due 7/1/28	33,000	31,628
Grand Canyon University
4.125%, due 10/1/24	28,000	27,257
H&E Equipment Services, Inc.
3.875%, due 12/15/28	50,000	43,552
Herc Holdings, Inc.
5.500%, due 7/15/27	46,000	45,066
Howmet Aerospace, Inc.
5.125%, due 10/1/24	50,000	50,875
6.875%, due 5/1/25	39,000	41,242
Nielsen Finance LLC / Nielsen Finance Co.
4.500%, due 7/15/29	29,000	27,406
4.750%, due 7/15/31	55,000	51,982
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, due 8/31/27	37,000	31,579
5.250%, due 4/15/24	61,000	60,924
Spirit AeroSystems, Inc.
5.500%, due 1/15/25	35,000	34,650
SRS Distribution, Inc.
4.625%, due 7/1/28	50,000	45,776
Standard Industries, Inc.
3.375%, due 1/15/31	47,000	37,537
4.750%, due 1/15/28	25,000	23,000
Stericycle, Inc.
3.875%, due 1/15/29	42,000	37,038
Summit Materials LLC / Summit Materials Finance Corp.
5.250%, due 1/15/29	35,000	32,813
Taylor Morrison Communities, Inc.
5.875%, due 6/15/27	54,000	53,605
TransDigm, Inc.
6.250%, due 3/15/26	201,000	199,995
Uber Technologies, Inc.
7.500%, due 9/15/27	67,000	68,941
8.000%, due 11/1/26	100,000	104,750
United Rentals North America, Inc.
3.750%, due 1/15/32	62,000	53,940
3.875%, due 2/15/31	33,000	29,099
4.000%, due 7/15/30	48,000	42,960
4.875%, due 1/15/28	68,000	66,168
5.250%, due 1/15/30	30,000	29,100
5.500%, due 5/15/27	24,000	24,420
WESCO Distribution, Inc.
7.125%, due 6/15/25	109,000	113,224
7.250%, due 6/15/28	37,000	38,203
Williams Scotsman International, Inc.
4.625%, due 8/15/28	49,000	46,376
		1,990,255

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Information Technology — 4.2%
Black Knight InfoServ LLC
3.625%, due 9/1/28	$48,000	$44,518
Booz Allen Hamilton, Inc.
4.000%, due 7/1/29	47,000	43,352
CDK Global, Inc.
4.875%, due 6/1/27	28,000	28,140
5.250%, due 5/15/29	29,000	29,229
Fair Isaac Corp.
4.000%, due 6/15/28	57,000	52,076
Go Daddy Operating Co. LLC / GD Finance Co., Inc.
3.500%, due 3/1/29	50,000	44,369
Imola Merger Corp.
4.750%, due 5/15/29	90,000	83,700
NCR Corp.
5.125%, due 4/15/29	29,000	27,623
5.750%, due 9/1/27	25,000	24,063
NortonLifeLock, Inc.
5.000%, due 4/15/25	30,000	29,964
Presidio Holdings, Inc.
4.875%, due 2/1/27	20,000	18,980
PTC, Inc.
4.000%, due 2/15/28	30,000	27,804
Seagate HDD Cayman
3.125%, due 7/15/29	44,000	37,165
3.375%, due 7/15/31	38,000	30,893
4.125%, due 1/15/31	21,000	18,428
Sensata Technologies BV
4.000%, due 4/15/29	33,000	29,418
Sensata Technologies, Inc.
3.750%, due 2/15/31	35,000	29,594
4.375%, due 2/15/30	28,000	25,471
SS&C Technologies, Inc.
5.500%, due 9/30/27	107,000	104,864
Switch Ltd.
4.125%, due 6/15/29	52,000	49,660
Twilio, Inc.
3.875%, due 3/15/31	50,000	42,974
Xerox Corp.
4.625%, due 3/15/23	40,000	40,000
Xerox Holdings Corp.
5.000%, due 8/15/25	28,000	26,880
		889,165
Materials — 4.8%
Alcoa Nederland Holding BV
4.125%, due 3/31/29	28,000	26,213
5.500%, due 12/15/27	35,000	34,825
6.125%, due 5/15/28	23,000	23,402
Arconic Corp.
6.000%, due 5/15/25	51,000	51,174
	Principal Amount	Value
Corporate Bonds (continued)
Materials (continued)
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.250%, due 9/1/28	$60,000	$52,350
4.000%, due 9/1/29	31,000	26,568
Avient Corp.
5.750%, due 5/15/25	48,000	48,476
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV
4.750%, due 6/15/27	30,000	28,500
Ball Corp.
2.875%, due 8/15/30	31,000	26,068
3.125%, due 9/15/31	44,000	36,819
4.000%, due 11/15/23	28,000	27,932
4.875%, due 3/15/26	30,000	30,000
5.250%, due 7/1/25	88,000	90,200
Berry Global, Inc.
5.625%, due 7/15/27	25,000	24,907
Chemours Co. (The)
5.375%, due 5/15/27	22,000	21,230
Cleveland-Cliffs, Inc.
4.625%, due 3/1/29(a)	30,000	28,119
4.875%, due 3/1/31(a)	60,000	55,500
Crown Americas LLC / Crown Americas Capital Corp. VI
4.750%, due 2/1/26	39,000	38,854
Novelis Corp.
3.875%, due 8/15/31	54,000	46,305
4.750%, due 1/30/30	68,000	62,541
Olin Corp.
5.000%, due 2/1/30	47,000	44,415
5.625%, due 8/1/29(a)	30,000	29,541
Sealed Air Corp.
4.000%, due 12/1/27	20,000	18,800
Tronox, Inc.
4.625%, due 3/15/29	72,000	64,260
United States Steel Corp.
6.875%, due 3/1/29	19,000	19,329
Valvoline, Inc.
3.625%, due 6/15/31	50,000	40,625
WR Grace Holdings LLC
4.875%, due 6/15/27	25,000	23,505
		1,020,458
Media — 9.8%
AMC Networks, Inc.
4.750%, due 8/1/25(a)	28,000	27,037
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, due 2/1/31	87,000	73,324
4.500%, due 8/15/30	107,000	93,357

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
4.500%, due 5/1/32	$122,000	$102,621
4.750%, due 3/1/30	106,000	94,737
5.000%, due 2/1/28	218,000	207,645
5.375%, due 6/1/29	31,000	29,372
Clear Channel Outdoor Holdings, Inc.
5.125%, due 8/15/27	34,000	31,950
CSC Holdings LLC
5.500%, due 4/15/27	52,000	50,202
Gray Television, Inc.
7.000%, due 5/15/27	19,000	19,641
iHeartCommunications, Inc.
5.250%, due 8/15/27	49,000	45,815
Lamar Media Corp.
3.625%, due 1/15/31	28,000	24,360
3.750%, due 2/15/28	27,000	24,705
4.000%, due 2/15/30	30,000	26,881
Live Nation Entertainment, Inc.
3.750%, due 1/15/28	99,000	89,595
6.500%, due 5/15/27	19,000	19,709
Match Group Holdings II LLC
3.625%, due 10/1/31	29,000	24,125
4.125%, due 8/1/30	64,000	57,200
News Corp.
3.875%, due 5/15/29	66,000	59,679
Nexstar Media, Inc.
4.750%, due 11/1/28(a)	66,000	59,895
5.625%, due 7/15/27	43,000	41,845
Paramount Global
6.375%, due 3/30/62	65,000	62,996
ROBLOX Corp.
3.875%, due 5/1/30	27,000	23,220
Scripps Escrow II, Inc.
3.875%, due 1/15/29	28,000	24,889
Sirius XM Radio, Inc.
3.875%, due 9/1/31	120,000	101,341
4.000%, due 7/15/28	46,000	41,573
4.125%, due 7/1/30	62,000	54,442
5.000%, due 8/1/27	85,000	82,025
5.500%, due 7/1/29	56,000	53,853
TEGNA, Inc.
4.625%, due 3/15/28	53,000	50,997
4.750%, due 3/15/26	44,000	43,615
Twitter, Inc.
5.000%, due 3/1/30	88,000	89,873
Univision Communications, Inc.
4.500%, due 5/1/29	50,000	44,875
5.125%, due 2/15/25	148,000	145,410
WMG Acquisition Corp.
3.000%, due 2/15/31	37,000	30,869
3.875%, due 7/15/30	47,000	42,065
		2,095,738

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate — 4.7%
HAT Holdings I LLC / HAT Holdings II LLC
3.375%, due 6/15/26	$28,000	$25,719
Howard Hughes Corp. (The)
4.125%, due 2/1/29	39,000	35,115
4.375%, due 2/1/31	28,000	24,904
5.375%, due 8/1/28	39,000	37,801
Iron Mountain, Inc.
4.875%, due 9/15/27	34,000	32,470
4.875%, due 9/15/29	87,000	79,696
5.000%, due 7/15/28	28,000	26,525
iStar, Inc.
4.750%, due 10/1/24	53,000	51,542
Kennedy-Wilson, Inc.
4.750%, due 3/1/29	28,000	25,828
4.750%, due 2/1/30	29,000	26,172
5.000%, due 3/1/31	24,000	21,661
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.250%, due 2/1/27	38,000	34,930
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
4.625%, due 6/15/25	75,000	74,625
5.625%, due 5/1/24	28,000	28,280
5.750%, due 2/1/27	40,000	41,200
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.000%, due 8/15/27	68,000	64,685
RHP Hotel Properties LP / RHP Finance Corp.
4.500%, due 2/15/29	49,000	44,270
4.750%, due 10/15/27	30,000	27,974
RLJ Lodging Trust LP
3.750%, due 7/1/26	28,000	25,900
4.000%, due 9/15/29	34,000	30,353
SBA Communications Corp.
3.125%, due 2/1/29	103,000	88,348
3.875%, due 2/15/27	46,000	43,663
Starwood Property Trust, Inc.
4.750%, due 3/15/25	32,000	31,575
VICI Properties LP / VICI Note Co., Inc.
5.625%, due 5/1/24	43,000	43,859
XHR LP
4.875%, due 6/1/29	44,000	40,518
		1,007,613
Telecommunication Services — 3.6%
LCPR Senior Secured Financing DAC, (Puerto Rico)
6.750%, due 10/15/27	73,000	72,546
Lumen Technologies, Inc.
Series Y, 7.500%, due 4/1/24	25,000	25,675

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Sprint Capital Corp.
6.875%, due 11/15/28	$51,000	$55,977
8.750%, due 3/15/32	28,000	35,583
Sprint Communications, Inc.
6.000%, due 11/15/22	49,000	49,691
Sprint Corp.
7.125%, due 6/15/24	48,000	50,520
7.625%, due 2/15/25	85,000	90,419
7.625%, due 3/1/26	54,000	58,654
7.875%, due 9/15/23	73,000	76,650
T-Mobile USA, Inc.
2.250%, due 2/15/26	60,000	55,200
2.875%, due 2/15/31	90,000	76,396
3.500%, due 4/15/31	79,000	70,020
4.750%, due 2/1/28	50,000	49,332
		766,663
Transportation — 2.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500%, due 4/20/26	176,000	174,460
Delta Air Lines, Inc.
2.900%, due 10/28/24	49,000	46,730
4.375%, due 4/19/28(a)	63,000	58,952
7.375%, due 1/15/26(a)	47,000	50,055
United Airlines, Inc.
4.375%, due 4/15/26	82,000	79,171
4.625%, due 4/15/29	71,000	65,142
		474,510
Utilities — 4.4%
Calpine Corp.
3.750%, due 3/1/31	38,000	32,015
4.500%, due 2/15/28	67,000	62,023
Clearway Energy Operating LLC
3.750%, due 2/15/31	63,000	54,180
4.750%, due 3/15/28	25,000	23,625
FirstEnergy Corp.
2.650%, due 3/1/30	44,000	37,313
Series B, 4.400%, due 7/15/27	106,000	102,840
Series C, 3.400%, due 3/1/50	44,000	32,780
Series C, 5.350%, due 7/15/47	47,000	43,931
Series C, 7.375%, due 11/15/31	41,000	47,019
NextEra Energy Operating Partners LP
3.875%, due 10/15/26	27,000	25,481
4.250%, due 7/15/24	38,000	37,722
4.500%, due 9/15/27	30,000	28,417
NRG Energy, Inc.
3.375%, due 2/15/29	30,000	25,425
3.625%, due 2/15/31	46,000	38,295
3.875%, due 2/15/32	49,000	40,903
5.250%, due 6/15/29	32,000	30,140
5.750%, due 1/15/28	28,000	27,370
	Principal Amount	Value
Corporate Bonds (continued)
Utilities (continued)
TerraForm Power Operating LLC
5.000%, due 1/31/28	$65,000	$60,704
Vistra Operations Co. LLC
4.375%, due 5/1/29	50,000	45,374
5.000%, due 7/31/27	47,000	44,768
5.500%, due 9/1/26	95,000	94,667
		934,992
Total Corporate Bonds (Cost $20,965,613)		19,432,317
Foreign Bonds — 7.2%
Consumer Discretionary — 1.4%
1011778 BC ULC / New Red Finance, Inc., (Canada)
3.500%, due 2/15/29	47,000	41,503
3.875%, due 1/15/28	55,000	50,600
4.000%, due 10/15/30	81,000	69,243
4.375%, due 1/15/28	93,000	84,862
5.750%, due 4/15/25	25,000	25,536
ZF North America Capital, Inc., (Germany)
4.750%, due 4/29/25	37,000	36,166
		307,910
Energy — 0.6%
MEG Energy Corp., (Canada)
5.875%, due 2/1/29	46,000	45,028
Methanex Corp., (Canada)
5.125%, due 10/15/27	52,000	49,920
Parkland Corp., (Canada)
5.875%, due 7/15/27	38,000	36,849
		131,797
Industrials — 1.5%
GFL Environmental, Inc., (Canada)
4.750%, due 6/15/29	54,000	49,005
3.500%, due 9/1/28	30,000	26,700
3.750%, due 8/1/25	36,000	34,110
4.000%, due 8/1/28	58,000	51,040
5.125%, due 12/15/26	45,000	44,230
Mattamy Group Corp., (Canada)
5.250%, due 12/15/27	23,000	21,505
Ritchie Bros Holdings, Inc., (Canada)
4.750%, due 12/15/31	46,000	46,000
Rolls-Royce PLC, (United Kingdom)
3.625%, due 10/14/25	59,000	55,460
		328,050
Information Technology — 0.8%
Nokia OYJ, (Finland)
4.375%, due 6/12/27	33,000	32,010
Open Text Corp., (Canada)
3.875%, due 2/15/28	29,000	26,413

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Foreign Bonds (continued)
Information Technology (continued)
Open Text Holdings, Inc., (Canada)
4.125%, due 2/15/30	$129,000	$114,487
		172,910
Materials — 2.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (Ireland)
4.125%, due 8/15/26	65,000	60,125
FMG Resources August 2006 Pty Ltd., (Australia)
4.500%, due 9/15/27	126,000	119,385
5.875%, due 4/15/30	51,000	50,633
Hudbay Minerals, Inc., (Canada)
4.500%, due 4/1/26	35,000	32,359
Mercer International, Inc., (Canada)
5.125%, due 2/1/29	56,000	52,019
NOVA Chemicals Corp., (Canada)
4.250%, due 5/15/29(a)	50,000	43,250
4.875%, due 6/1/24	50,000	49,312
5.250%, due 6/1/27	23,000	21,793
Trivium Packaging Finance BV, (Netherlands)
5.500%, due 8/15/26	31,000	29,954
		458,830
Media — 0.4%
UPC Broadband Finco BV, (Netherlands)
4.875%, due 7/15/31	65,000	57,119
Videotron Ltd., (Canada)
3.625%, due 6/15/29	29,000	25,230
		82,349

	Principal Amount	Value
Foreign Bonds (continued)
Transportation — 0.3%
Air Canada, (Canada)
3.875%, due 8/15/26	$60,000	$55,480
Total Foreign Bonds (Cost $1,671,575)		1,537,326
	Shares
Short-Term Investments — 1.7%
Money Market Funds — 1.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.35%(b)	30,955	30,955
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)	328,760	328,760
Total Short-Term Investments (Cost $359,715)		359,715
Total Investments — 99.9% (Cost $22,996,903)		21,329,358
Other Assets and Liabilities, Net — 0.1%		16,235
Net Assets — 100.0%		$21,345,593

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $436,960; total market value of collateral held by the Fund was $456,223. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $127,463.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Corporate Bonds	$—	$19,432,317	$—	$19,432,317
Foreign Bonds	—	1,537,326	—	1,537,326
Short-Term Investments:
Money Market Funds	359,715	—	—	359,715
Total Investments in Securities	$359,715	$20,969,643	$—	$21,329,358

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF

April 30, 2022
	Shares	Value
Common Stocks — 95.6%
Communication Services — 7.9%
Activision Blizzard, Inc.	266,895	$20,177,262
TEGNA, Inc.	500,778	11,042,155
Zynga, Inc., Class A*	1,886,807	15,603,894
Total Communication Services		46,823,311
Consumer Discretionary — 4.6%
Diamond Resorts International, Inc.*(a)	47,422	—
Tenneco, Inc., Class A*	637,543	10,946,614
Terminix Global Holdings, Inc.*	212,761	9,763,602
Vivo Energy PLC	3,488,631	6,342,169
Total Consumer Discretionary		27,052,385
Energy — 3.2%
Renewable Energy Group, Inc.*	207,259	12,655,235
Whiting Petroleum Corp.	89,667	6,550,174
Total Energy		19,205,409
Financials — 8.3%
Alleghany Corp.*	19,231	16,086,731
American National Group, Inc.	13,011	2,454,005
First Horizon Corp.	654,279	14,642,764
Sanne Group PLC*	340,298	3,875,082
TriState Capital Holdings, Inc.*	184,052	5,560,211
Umpqua Holdings Corp.	389,511	6,442,512
Total Financials		49,061,305
Health Care — 10.3%
Cerner Corp.	394,336	36,925,623
Intersect ENT, Inc.*	77,917	2,132,588
LHC Group, Inc.*	61,012	10,118,840
Ortho Clinical Diagnostics Holdings PLC*	686,657	12,092,030
Total Health Care		61,269,081
Industrials — 17.0%
Boskalis Westminster NV	61,411	2,144,406
Clipper Logistics PLC	89,478	966,115
Cornerstone Building Brands, Inc.*	361,410	8,814,790
Europcar Mobility Group*(b)	3,162,200	1,676,659
Huttig Building Products, Inc.*	146,853	1,568,390
Meggitt PLC*	326,916	3,180,915
Meritor, Inc.*	364,027	13,072,210
Nielsen Holdings PLC	1,631,906	43,751,400
Spirit Airlines, Inc.*	440,059	10,389,793
Toyo Construction Co., Ltd.*	328,134	2,357,925
Ultra Electronics Holdings PLC	49,706	2,036,916
US Ecology, Inc.*	58,914	2,827,283
Welbilt, Inc.*	325,036	7,677,350
Total Industrials		100,464,152
Information Technology — 36.4%
Anaplan, Inc.*	683,943	44,449,456
Bottomline Technologies DE, Inc.*	285,229	16,149,666
Citrix Systems, Inc.	172,817	17,298,982
CMC Materials, Inc.	82,017	14,673,661
Link Administration Holdings Ltd.	509,125	1,830,760
Mandiant, Inc.*	816,224	17,940,604
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Mimecast Ltd.*	438,533	$34,942,309
MoneyGram International, Inc.*	582,076	5,896,430
NeoPhotonics Corp.*	91,468	1,384,826
Plantronics, Inc.*	599,811	23,908,466
Rogers Corp.*	54,098	14,645,411
Tower Semiconductor Ltd.*	127,164	6,142,021
Vonage Holdings Corp.*	797,545	15,918,998
Total Information Technology		215,181,590
Materials — 1.3%
GCP Applied Technologies, Inc.*	162,793	5,106,816
Intertape Polymer Group, Inc.	41,530	1,291,669
Neenah, Inc.	38,569	1,365,343
Total Materials		7,763,828
Real Estate — 4.0%
Bluerock Residential Growth REIT, Inc.	199,417	5,306,486
Deutsche Industrie REIT AG*(a)	88,619	1,575,287
Hibernia REIT PLC	3,163,563	5,413,277
Mapletree North Asia Commercial Trust	1,332,657	1,158,077
Preferred Apartment Communities, Inc.	403,990	10,051,271
Total Real Estate		23,504,398
Utilities — 2.6%
South Jersey Industries, Inc.	110,327	3,772,080
Southwest Gas Holdings, Inc.	130,065	11,460,027
Total Utilities		15,232,107
Total Common Stocks
(Cost $579,024,941)		565,557,566
Rights — 0.0%(c)
Health Care — 0.0%(c)
Supernus Pharmaceuticals, Inc., expires 12/31/24*(a)(b)	333,265	19,996
Supernus Pharmaceuticals, Inc., expires 12/31/25*(a)(b)	333,265	19,996
Total Rights
(Cost $0)		39,992
Investment Company — 0.0%
U.S. Ultra Short Term Bond Funds — 0.0%(c)
IQ Ultra Short Duration ETF†
(Cost $48)	1	48
Short-Term Investments — 2.0%
Money Market Funds — 2.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(d)(e)	1,259,926	1,259,926
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(d)	10,283,969	10,283,969
Total Short-Term Investments
(Cost $11,543,895)		11,543,895

See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2022
	Shares	Value
Total Investments — 97.6%
(Cost $590,568,884)		$577,141,501
Other Assets and Liabilities, Net — 2.4%		14,492,125
Net Assets — 100.0%		$591,633,626

*
Non-income producing securities.

†
Affiliated Fund.

(a)
Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $695,047; total market value of collateral held by the Fund was $1,259,926.

(c)
Less than 0.05%.

(d)
Reflects the 1-day yield at April 30, 2022.

(e)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2022:
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
CTP NV	Morgan Stanley	1-Day FEDEF – 0.40%	2/13/2024	Monthly	$(1,575,270)	$—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.10%	2/03/2023	Monthly	(4,353,510)	—
Health Care Select Sector SPDR Fund	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(4,353,510)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.15%	2/03/2023	Monthly	(4,219,744)	—
Industrial Select Sector SPDR Fund	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(4,219,744)	—
iShares Expanded Tech-Software Sector ETF	Morgan Stanley	1-Day FEDEF – 1.00%	2/03/2023	Monthly	(4,915,581)	—
iShares Expanded Tech-Software Sector ETF	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(4,915,581)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	1-Day FEDEF – 7.03%	2/03/2023	Monthly	(476,857)	—
iShares MSCI Pacific ex Japan ETF	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(476,857)	—
iShares Semiconductor ETF	Morgan Stanley	1-Day FEDEF – 2.33%	2/03/2023	Monthly	(4,229,431)	—
iShares U.S. Financial Services ETF	Morgan Stanley	1-Day FEDEF – 0.83%	2/03/2023	Monthly	(2,242,029)	—
iShares U.S. Financial Services ETF	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(2,242,029)	—
SPDR S&P Oil & Gas Exploration & Production ETF	Morgan Stanley	1-Day FEDEF – 1.53%	2/03/2023	Monthly	(3,348,369)	—
SPDR S&P Oil & Gas Exploration & Production ETF	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(3,348,369)	—
SPDR S&P Regional Banking ETF	Morgan Stanley	1-Day FEDEF – 0.75%	2/03/2023	Monthly	(4,004,635)	—
SPDR S&P Regional Banking ETF	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(4,004,635)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF	2/03/2023	Monthly	(3,658,017)	—
Vanguard FTSE Europe ETF	Merrill Lynch	1-Day-FEDL01	2/28/2023	Monthly	(3,658,017)	—
						$—
At April 30, 2022 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(f)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(g)
Reflects the value at reset date of April 30, 2022.

Abbreviations
FEDEF  — Federal Funds Effective Rate
FEDL01 — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Common Stocks	$563,982,279	$—	$1,575,287(i)	$565,557,566
Rights	—	—	39,992(i)	39,992
Investment Companies	48	—	—	48
Short-Term Investments:
Money Market Funds	11,543,895	—	—	11,543,895
Total Investments in Securities	575,526,222	—	1,615,279	577,141,501
Other Financial Instruments:(j)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$575,526,222	$—	$1,615,279	$577,141,501
Liability Valuation Inputs
Other Financial Instruments:(j)
Swap Contracts	$—	$—	$—	$—

(h)
For a complete listing of investments and their industries, see the Schedule of Investments.

(i)
The Level 3 securities, valued in total at $1,615,279, have been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(j)
Reflects the unrealized appreciation (depreciation) of the instruments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	145,656	7,225,994	22,291,932	(29,419,344)	(94,906)	(3,628)	33,068	42,532	1	48
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.6%
Australia — 11.8%
Australian Agricultural Co., Ltd.*	9,399	$11,455
BHP Group Ltd.	39,861	1,359,992
Evolution Mining Ltd.	14,436	41,549
Fortescue Metals Group Ltd.	24,230	372,449
Glencore PLC*	103,051	643,406
Gold Road Resources Ltd.	6,949	7,679
IGO Ltd.	5,961	55,791
Iluka Resources Ltd.	3,329	26,828
Inghams Group Ltd.	5,790	12,714
Mineral Resources Ltd.	1,481	61,612
Newcrest Mining Ltd.	7,017	134,041
Northern Star Resources Ltd.	9,161	63,931
OceanaGold Corp.*	5,532	13,851
OZ Minerals Ltd.	2,636	46,832
Perseus Mining Ltd.	9,718	13,709
Ramelius Resources Ltd.	6,831	7,330
Regis Resources Ltd.	5,944	8,828
Rio Tinto PLC	12,756	913,820
Silver Lake Resources Ltd.*	7,325	9,682
South32 Ltd.	36,508	123,755
Woodside Petroleum Ltd.	3,775	83,566
Total Australia		4,012,820
Austria — 0.3%
OMV AG	1,260	65,266
voestalpine AG(a)	1,409	37,250
Total Austria		102,516
Brazil — 1.1%
Wheaton Precious Metals Corp.	3,542	159,578
Yara International ASA(a)	3,975	205,095
Total Brazil		364,673
Burkina Faso — 0.2%
Endeavour Mining PLC	1,957	48,133
IAMGOLD Corp.*	3,748	10,645
Total Burkina Faso		58,778
Canada — 9.4%
Agnico Eagle Mines Ltd.	1,909	111,698
Alamos Gold, Inc., Class A	3,078	24,035
B2Gold Corp.	8,301	35,398
Barrick Gold Corp.	13,978	313,344
Canadian Natural Resources Ltd.	4,458	277,341
Canfor Corp.*	1,868	35,780
Cenovus Energy, Inc.	7,602	141,268
Dundee Precious Metals, Inc.	1,499	8,726
Enbridge, Inc.	7,766	340,646
Equinox Gold Corp.*	2,378	17,044
First Majestic Silver Corp.	2,043	21,212
Imperial Oil Ltd.	2,566	129,861
K92 Mining, Inc.*	1,748	12,515
Kinross Gold Corp.	10,163	51,608
Lundin Gold, Inc.*	1,834	14,852
Maple Leaf Foods, Inc.	1,942	42,987
New Gold, Inc.*	5,351	7,829
Nutrien Ltd.	8,579	847,395
	Shares	Value
Common Stocks (continued)
Canada (continued)
Osisko Gold Royalties Ltd.	1,307	$16,168
Pan American Silver Corp.	1,653	41,194
Pembina Pipeline Corp.	2,110	80,253
Sandstorm Gold Ltd.	1,507	11,273
SSR Mining, Inc.	1,669	36,905
Suncor Energy, Inc.	5,488	198,299
TC Energy Corp.	3,762	200,014
Torex Gold Resources, Inc.*	674	7,584
Wesdome Gold Mines Ltd.*	1,115	11,437
West Fraser Timber Co., Ltd.	1,584	139,939
Yamana Gold, Inc.	7,540	41,828
Total Canada		3,218,433
Chile — 0.6%
Antofagasta PLC(a)	7,766	151,225
Lundin Mining Corp.	5,781	53,058
Total Chile		204,283
China — 4.8%
China Hongqiao Group Ltd.	72,763	92,644
China Molybdenum Co., Ltd., Class H	168,658	85,768
China Petroleum & Chemical Corp., Class H	464,608	230,346
COFCO Joycome Foods Ltd.*	60,771	25,017
Dali Foods Group Co., Ltd.	213,282	109,276
Guangdong Investment Ltd.	47,899	61,658
MMG Ltd.*	67,926	29,348
PetroChina Co., Ltd., Class H	702,334	340,150
Southern Energy Holdings Group Ltd.*(b)	53,183	0
Wilmar International Ltd.	98,104	315,433
Zhaojin Mining Industry Co., Ltd., Class H	25,713	24,546
Zijin Mining Group Co., Ltd., Class H	206,243	307,545
Total China		1,621,731
Denmark — 0.5%
Chr Hansen Holding A/S	2,058	161,399
Egypt — 0.0%(c)
Centamin PLC	9,092	10,454
Finland — 2.2%
Metso Outotec OYJ	6,536	56,595
Neste OYJ	2,958	128,566
Stora Enso OYJ, Class R	11,884	236,888
UPM-Kymmene OYJ(a)	8,037	280,135
Valmet OYJ	2,252	60,962
Total Finland		763,146
France — 1.9%
TotalEnergies SE	9,923	494,365
Veolia Environnement SA	5,054	148,756
Total France		643,121
Germany — 0.3%
Aurubis AG	344	39,611
Suedzucker AG	3,192	41,823
Uniper SE	1,410	36,473
Total Germany		117,907

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Hong Kong — 0.1%
Vitasoy International Holdings Ltd.(a)	16,665	$30,245
Indonesia — 0.2%
Golden Agri-Resources Ltd.	197,789	46,550
Nickel Mines Ltd.	20,659	19,306
Total Indonesia		65,856
Ireland — 0.9%
Kerry Group PLC, Class A	2,765	306,279
Italy — 0.7%
Eni SpA	13,762	194,399
Interpump Group SpA	782	31,993
Total Italy		226,392
Japan — 3.2%
Ajinomoto Co., Inc.	8,392	219,257
Itoham Yonekyu Holdings, Inc.	4,552	23,013
JFE Holdings, Inc.	4,533	55,805
Kagome Co., Ltd.	1,380	34,617
Kewpie Corp.	2,168	36,647
Kikkoman Corp.	2,989	168,875
NH Foods Ltd.	1,595	50,536
Nichirei Corp.	2,035	37,461
Nippon Steel Corp.	7,250	115,806
Nisshin Seifun Group, Inc.	4,639	62,231
Oji Holdings Corp.	14,890	70,795
Prima Meat Packers Ltd.	783	12,873
S Foods, Inc.	493	11,511
Sumitomo Metal Mining Co., Ltd.	2,163	94,677
Toyo Suisan Kaisha Ltd.	1,593	49,243
Yamazaki Baking Co., Ltd.(a)	3,319	41,142
Total Japan		1,084,489
Kyrgyzstan — 0.1%
Centerra Gold, Inc.	2,335	21,723
Luxembourg — 0.6%
ArcelorMittal SA	7,190	213,255
Mexico — 0.2%
Fresnillo PLC	5,805	56,512
Mongolia — 0.1%
Turquoise Hill Resources Ltd.*	1,581	43,358
Netherlands — 2.7%
OCI NV*	3,288	125,983
Shell PLC	29,112	794,229
Total Netherlands		920,212
New Zealand — 0.1%
Fletcher Building Ltd.	11,990	48,171
Norway — 1.7%
Equinor ASA	12,388	426,893
Norsk Hydro ASA	16,165	138,702
Total Norway		565,595
Peru — 1.1%
Hochschild Mining PLC	4,048	5,997
	Shares	Value
Common Stocks (continued)
Peru (continued)
Southern Copper Corp.	6,078	$378,477
Total Peru		384,474
Singapore — 0.2%
Olam Group Ltd.	58,919	72,108
South Africa — 1.4%
Anglo American PLC	10,537	474,397
Spain — 0.4%
Befesa SA*	316	19,802
Ebro Foods SA	2,406	43,150
Repsol SA(a)	5,637	84,949
Total Spain		147,901
Sweden — 0.9%
AAK AB	4,044	70,756
Boliden AB(a)	2,159	95,061
Holmen AB, B Shares	2,440	142,862
Total Sweden		308,679
Switzerland — 0.1%
Bell Food Group AG	98	26,856
Turkey — 0.0%(c)
Eldorado Gold Corp.*	1,435	14,013
Ukraine — 0.0%(c)
Ferrexpo PLC	4,630	9,609
United Kingdom — 2.9%
Associated British Foods PLC	12,330	248,690
BP PLC	74,519	366,327
Cranswick PLC	827	32,997
Greggs PLC	1,584	46,734
Severn Trent PLC	1,837	72,557
Spirax-Sarco Engineering PLC	540	82,373
Tate & Lyle PLC*	7,248	70,706
United Utilities Group PLC	5,005	72,326
Total United Kingdom		992,710
United States — 48.4%
Alcoa Corp.	1,450	98,310
Allegheny Technologies, Inc.*	1,002	27,234
American Water Works Co., Inc.	1,332	205,235
Archer-Daniels-Midland Co.	8,754	784,008
Armstrong World Industries, Inc.	706	59,770
B&G Foods, Inc.(a)	1,068	28,761
Baker Hughes Co.	3,657	113,440
Boise Cascade Co.	591	44,668
Builders FirstSource, Inc.*	2,653	163,345
Bunge Ltd.	2,222	251,353
Campbell Soup Co.	4,699	221,887
Cheniere Energy, Inc.	976	132,551
Chevron Corp.	7,473	1,170,795
Cleveland-Cliffs, Inc.*	4,123	105,095
Coeur Mining, Inc.*(a)	2,019	7,329
Commercial Metals Co.	955	39,155
Conagra Brands, Inc.	7,470	260,927
ConocoPhillips	4,972	474,925

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
United States (continued)
Continental Resources, Inc.	1,398	$77,687
Coterra Energy, Inc.	3,112	89,594
Devon Energy Corp.	2,549	148,275
Diamondback Energy, Inc.	681	85,963
Dover Corp.	1,056	140,765
Ecolab, Inc.	2,097	355,106
EOG Resources, Inc.	2,246	262,243
Essential Utilities, Inc.	1,853	82,940
Exxon Mobil Corp.	16,243	1,384,716
Flowers Foods, Inc.	3,294	87,357
FMC Corp.	1,960	259,778
Freeport-McMoRan, Inc.	11,436	463,730
General Mills, Inc.	9,377	663,235
Graco, Inc.	1,240	76,905
Hain Celestial Group, Inc. (The)*	1,422	47,694
Halliburton Co.	3,448	122,818
Hecla Mining Co.	4,232	22,049
Hess Corp.	1,189	122,550
Hormel Foods Corp.	8,487	444,634
IDEX Corp.	558	105,920
Ingredion, Inc.	1,039	88,429
International Paper Co.	5,627	260,418
J&J Snack Foods Corp.	298	44,611
Kellogg Co.	5,286	362,091
Kinder Morgan, Inc.	8,700	157,905
Kraft Heinz Co. (The)	19,074	813,125
Louisiana-Pacific Corp.	1,291	83,295
Marathon Petroleum Corp.	2,143	186,998
Mondelez International, Inc., Class A	21,619	1,393,993
Mosaic Co. (The)	5,736	358,041
Mueller Industries, Inc.	451	24,422
Newmont Corp.	6,230	453,855
Nucor Corp.	2,113	327,050
Occidental Petroleum Corp.	3,595	198,049
ONEOK, Inc.	1,712	108,421
Pentair PLC	1,210	61,407
Phillips 66	1,842	159,812
Pilgrim’s Pride Corp.*	3,798	107,673
Pioneer Natural Resources Co.	932	216,662
Post Holdings, Inc.*	963	71,638
Reliance Steel & Aluminum Co.	485	96,151
Sanderson Farms, Inc.	347	65,711
Schlumberger NV	5,422	211,512
Seaboard Corp.	18	76,050
Simpson Manufacturing Co., Inc.	651	67,489
Steel Dynamics, Inc.	1,503	128,882
Tyson Foods, Inc., Class A	5,536	515,734
UFP Industries, Inc.	932	72,109
United States Steel Corp.	2,048	62,444
Valero Energy Corp.	1,571	175,135
Watts Water Technologies, Inc., Class A	245	31,228
Williams Cos., Inc. (The)	4,670	160,134
Xylem, Inc.	1,318	106,099
Total United States		16,479,320

	Shares	Value
Common Stocks (continued)
Zambia — 0.5%
First Quantum Minerals Ltd.	5,429	$156,449
Total Common Stocks (Cost $29,259,177)		33,927,864
Short-Term Investments — 2.0%
Money Market Funds — 2.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(d)(e)	655,074	655,074
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(d)	42,148	42,148
Total Short-Term Investments
(Cost $697,222)		697,222
Total Investments — 101.6%
(Cost $29,956,399)		34,625,086
Other Assets and Liabilities, Net — (1.6)%		(554,696)
Net Assets — 100.0%		$34,070,390

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $642,163; total market value of collateral held by the Fund was $665,455. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $10,381.

(b)
Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

(c)
Less than 0.05%.

(d)
Reflects the 1-day yield at April 30, 2022.

(e)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$33,927,864	$—	$0(g)	$33,927,864
Short-Term Investments:
Money Market Funds	697,222	—	—	697,222
Total Investments in Securities	$34,625,086	$—	$0	$34,625,086

(f)
For a complete listing of investments and their countries, see the Schedule of Investments.

(g)
The Level 3 security, valued at $0, has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of year.
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2022 is as follows:
Affiliated Holdings
	Shares at 04/30/2021	Value ($) at 04/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2022	Value ($) at 04/30/2022
IQ Ultra Short Duration ETF	19,464	965,609	226,968	(1,188,652)	(7,100)	3,175	4,089	—	—	—
See notes to financial statements.

Schedule of Investments — IQ U.S. Real Estate Small Cap ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.7%
Diversified REITs — 13.4%
Alexander & Baldwin, Inc.	20,984	$444,861
American Assets Trust, Inc.	14,616	534,946
Broadstone Net Lease, Inc.	48,243	998,148
Empire State Realty Trust, Inc., Class A	52,172	450,766
Gladstone Commercial Corp.	11,456	241,034
Granite Point Mortgage Trust, Inc.	16,327	158,862
Industrial Logistics Properties Trust	19,880	321,261
Kennedy-Wilson Holdings, Inc.	36,111	814,303
Preferred Apartment Communities, Inc.	16,704	415,595
Redwood Trust, Inc.	36,715	356,135
Washington Real Estate Investment Trust	26,637	641,685
Total Diversified REITs		5,377,596
Hotel REITs — 13.7%
Apple Hospitality REIT, Inc.	65,532	1,159,261
Ashford Hospitality Trust, Inc.*	10,493	73,976
Braemar Hotels & Resorts, Inc.	19,243	116,613
Chatham Lodging Trust*	14,595	209,584
DiamondRock Hospitality Co.*	63,371	673,000
Hersha Hospitality Trust*	11,727	114,690
Pebblebrook Hotel Trust	39,975	976,189
Service Properties Trust	49,710	403,645
Summit Hotel Properties, Inc.*	31,833	314,192
Sunstone Hotel Investors, Inc.*	66,459	814,123
Xenia Hotels & Resorts, Inc.*	34,990	674,957
Total Hotel REITs		5,530,230
Mortgage REITs — 12.9%
Apollo Commercial Real Estate Finance, Inc.(a)	43,036	518,153
Arbor Realty Trust, Inc.(a)	45,068	770,663
ARMOUR Residential REIT, Inc.	29,153	213,983
Chimera Investment Corp.	71,315	714,576
Dynex Capital, Inc.	10,960	177,881
Invesco Mortgage Capital, Inc.	101,302	176,265
iStar, Inc.(a)	20,197	340,118
KKR Real Estate Finance Trust, Inc.	12,671	240,749
MFA Financial, Inc.	32,471	462,712
New York Mortgage Trust, Inc.(a)	116,341	374,618
Orchid Island Capital, Inc.	54,491	151,485
PennyMac Mortgage Investment Trust(a)	29,361	450,398
Sachem Capital Corp.	10,363	49,950
Two Harbors Investment Corp.	105,273	506,363
Western Asset Mortgage Capital Corp.	18,010	25,754
Total Mortgage REITs		5,173,668
Office REITs — 14.2%
Brandywine Realty Trust	51,864	605,253
City Office REIT, Inc.	13,056	193,751
Corporate Office Properties Trust	34,406	918,296
Easterly Government Properties, Inc.	27,689	527,475
Equity Commonwealth*	33,103	866,968
Franklin Street Properties Corp.	28,609	147,622
	Shares	Value
Common Stocks (continued)
Office REITs (continued)
Global Net Lease, Inc.	31,965	$448,469
LXP Industrial Trust	86,250	1,082,437
Office Properties Income Trust	14,646	316,647
Piedmont Office Realty Trust, Inc., Class A	37,358	601,464
Total Office REITs		5,708,382
Residential REITs — 10.0%
Apartment Investment and Management Co., Class A*	46,495	292,918
Bluerock Residential Growth REIT, Inc.	8,770	233,370
Essential Properties Realty Trust, Inc.	38,293	919,032
Independence Realty Trust, Inc.	67,628	1,843,539
UMH Properties, Inc.	14,482	340,617
Veris Residential, Inc.*	24,426	391,060
Total Residential REITs		4,020,536
Retail REITs — 18.7%
Acadia Realty Trust	28,654	599,442
Four Corners Property Trust, Inc.	24,509	673,017
InvenTrust Properties Corp.	19,997	605,709
Kite Realty Group Trust	66,955	1,493,097
Macerich Co. (The)(a)	63,323	794,704
Retail Opportunity Investments Corp.	36,818	685,919
RPT Realty	25,721	341,832
Seritage Growth Properties, Class A*(a)	10,757	106,494
SITE Centers Corp.	56,047	891,147
Tanger Factory Outlet Centers, Inc.	31,137	502,240
Urban Edge Properties	34,916	652,580
Whitestone REIT	14,076	171,024
Total Retail REITs		7,517,205
Specialized REITs — 16.8%
CareTrust REIT, Inc.	29,398	476,542
CatchMark Timber Trust, Inc., Class A	14,894	122,280
Diversified Healthcare Trust	72,686	163,543
EPR Properties	22,785	1,196,668
Global Medical REIT, Inc.	19,008	280,558
LTC Properties, Inc.	11,911	393,063
National Health Investors, Inc.	13,486	694,934
Necessity Retail REIT, Inc. (The)	39,813	297,403
Physicians Realty Trust	68,733	1,178,084
Plymouth Industrial REIT, Inc.	10,677	257,529
Sabra Health Care REIT, Inc.	70,114	818,931
Uniti Group, Inc.	71,802	889,627
Total Specialized REITs		6,769,162
Total Common Stocks
(Cost $43,967,417)		40,096,779
Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)
(Cost $98,170)	98,170	98,170

See notes to financial statements.

Schedule of Investments — IQ U.S. Real Estate Small Cap ETF (continued)

April 30, 2022
	Shares	Value
Total Investments — 99.9%
(Cost $44,065,587)		$40,194,949
Other Assets and Liabilities, Net — 0.1%		23,019
Net Assets — 100.0%		$40,217,968

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,476,473; total market value of collateral held by the Fund was $2,638,811. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $2,638,811.

(b)
Reflects the 1-day yield at April 30, 2022.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$40,096,779	$—	$—	$40,096,779
Short-Term Investment:
Money Market Fund	98,170	—	—	98,170
Total Investments in Securities	$40,194,949	$—	$—	$40,194,949

(c)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.2%
Australia — 9.0%
Allkem Ltd.*	10,260	$89,318
APA Group	23,795	194,295
Aristocrat Leisure Ltd.	12,791	305,967
ASX Ltd.	3,827	235,713
Aurizon Holdings Ltd.	43,905	125,741
Australia & New Zealand Banking Group Ltd.	45,861	889,739
BHP Group Ltd.	82,326	2,808,829
BlueScope Steel Ltd.	9,601	140,144
Brambles Ltd.	27,558	206,613
Charter Hall Group	12,398	137,975
Cochlear Ltd.	1,178	194,000
Coles Group Ltd.	22,230	295,418
Commonwealth Bank of Australia	26,892	1,985,233
Computershare Ltd.	11,012	198,225
CSL Ltd.	7,699	1,495,307
Dexus	27,413	217,604
Domino’s Pizza Enterprises Ltd.	1,196	64,009
Endeavour Group Ltd.	21,317	118,162
Evolution Mining Ltd.	27,377	78,795
Fortescue Metals Group Ltd.	28,718	441,435
Glencore PLC*	212,209	1,324,941
Goodman Group	32,265	549,841
GPT Group (The)	48,336	174,842
IDP Education Ltd.	3,533	67,463
IGO Ltd.	11,167	104,515
Incitec Pivot Ltd.	42,911	117,710
Insurance Australia Group Ltd.	47,768	154,117
Lendlease Corp., Ltd.	13,139	114,381
Lynas Rare Earths Ltd.*	15,718	102,317
Macquarie Group Ltd.	5,766	848,124
Medibank Pvt Ltd.	59,648	135,645
Mineral Resources Ltd.	2,792	116,151
Mirvac Group	90,290	155,279
National Australia Bank Ltd.	51,587	1,196,228
Newcrest Mining Ltd.	14,960	285,771
NEXTDC Ltd.*	9,405	75,392
Northern Star Resources Ltd.	20,060	139,991
Origin Energy Ltd.	36,730	178,539
OZ Minerals Ltd.	7,147	126,976
QBE Insurance Group Ltd.	27,175	237,923
Ramsay Health Care Ltd.	3,542	204,164
Rio Tinto Ltd.	6,107	489,676
Rio Tinto PLC	17,560	1,257,971
Santos Ltd.	54,907	312,158
Scentre Group	111,018	235,896
SEEK Ltd.	7,701	155,316
Shopping Centres Australasia Property Group	56,302	122,834
Sonic Healthcare Ltd.	9,263	241,785
South32 Ltd.	81,656	276,798
Stockland	53,345	157,704
Suncorp Group Ltd.	25,390	206,778
	Shares	Value
Common Stocks (continued)
Australia (continued)
Tabcorp Holdings Ltd.	52,679	$204,403
Telstra Corp., Ltd.	75,676	217,268
Transurban Group	47,930	488,442
Treasury Wine Estates Ltd.	14,438	115,635
Vicinity Centres	105,838	141,026
Wesfarmers Ltd.	19,121	671,401
Westpac Banking Corp.	55,989	949,755
WiseTech Global Ltd.	2,871	92,363
Woodside Petroleum Ltd.	16,660	368,799
Woolworths Group Ltd.	20,206	552,981
Total Australia		23,891,821
Austria — 0.3%
ams-OSRAM AG*	4,463	55,819
Erste Group Bank AG	6,274	196,313
Mondi PLC	8,585	162,754
OMV AG	3,532	182,951
Verbund AG*	955	102,964
Total Austria		700,801
Belgium — 0.8%
Ageas SA	3,987	192,976
Anheuser-Busch InBev SA	13,459	786,603
Groupe Bruxelles Lambert SA	2,094	200,098
KBC Group NV	4,687	321,495
Solvay SA	1,525	145,693
UCB SA	2,277	260,390
Umicore SA	3,631	141,462
Warehouses De Pauw CVA	3,132	121,525
Total Belgium		2,170,242
Brazil — 0.1%
Yara International ASA	2,646	136,524
Chile — 0.0%(a)
Antofagasta PLC(b)	5,968	116,213
China — 0.6%
BeiGene Ltd.*(b)	11,996	159,923
BOC Hong Kong Holdings Ltd.	63,295	231,120
Budweiser Brewing Co APAC Ltd.	27,220	68,621
ESR Cayman Ltd.*	34,760	106,103
Lenovo Group Ltd.	141,426	138,431
Prosus NV*	13,578	667,362
SITC International Holdings Co., Ltd.	22,604	76,344
Want Want China Holdings Ltd.	120,175	108,594
Wilmar International Ltd.	29,381	94,469
Total China		1,650,967
Denmark — 2.4%
AP Moller — Maersk A/S, Class B	150	439,919
Carlsberg A/S, Class B	1,698	218,749
Chr Hansen Holding A/S	1,951	153,008
Coloplast A/S, Class B	2,279	309,951

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Denmark (continued)
Danske Bank A/S(b)	10,990	$170,041
DSV A/S	3,189	529,141
Genmab A/S*	1,038	368,753
GN Store Nord A/S(b)	2,437	92,900
Novo Nordisk A/S, Class B	24,956	2,874,896
Novozymes A/S, Class B	3,371	236,261
Orsted A/S	3,038	341,615
Pandora A/S	1,724	153,787
SimCorp A/S(b)	1,331	94,380
Vestas Wind Systems A/S(b)	16,709	433,216
Total Denmark		6,416,617
Finland — 1.2%
Elisa OYJ	2,851	167,708
Fortum OYJ	8,232	138,081
Kesko OYJ, Class B	5,089	129,009
Kone OYJ, Class B	6,261	304,427
Metso Outotec OYJ	11,730	101,571
Neste OYJ	7,050	306,421
Nokia OYJ*	88,556	455,014
Nordea Bank Abp	54,747	553,297
Orion OYJ, Class B	1,634	64,539
Sampo OYJ, Class A	7,876	385,612
Stora Enso OYJ, Class R	10,086	201,047
UPM-Kymmene OYJ(b)	8,820	307,427
Wartsila OYJ Abp	8,828	71,692
Total Finland		3,185,845
France — 9.1%
Accor SA*	4,489	149,316
Air Liquide SA	7,302	1,273,658
Airbus SE(b)	8,918	992,927
Alstom SA	5,191	115,659
Arkema SA	1,236	142,323
AXA SA(b)	30,943	831,101
BioMerieux	724	69,336
BNP Paribas SA	17,005	891,681
Bouygues SA(b)	3,681	127,566
Bureau Veritas SA	6,312	182,653
Capgemini SE	2,712	561,048
Carrefour SA	10,141	215,677
Cie de Saint-Gobain	7,879	468,213
Cie Generale des Etablissements Michelin	2,874	360,952
Credit Agricole SA	19,123	209,324
Danone SA(b)	9,638	586,062
Dassault Systemes SE	11,543	517,962
Edenred	4,537	229,935
Eiffage SA	1,269	126,430
Electricite de France SA	7,999	73,280
Engie SA(b)	27,754	331,499
EssilorLuxottica SA	4,778	825,644
Gecina SA	1,095	124,297
	Shares	Value
Common Stocks (continued)
France (continued)
Getlink SE	8,693	$160,304
Hermes International	498	623,347
Kering SA	1,166	631,151
Klepierre SA*	4,235	102,132
Legrand SA	4,455	398,356
L’Oreal SA(b)	3,800	1,398,677
LVMH Moet Hennessy Louis Vuitton SE(b)	3,898	2,547,511
Orange SA	30,980	369,900
Pernod Ricard SA	3,387	706,228
Publicis Groupe SA	4,045	245,710
Rexel SA*	6,027	124,875
Safran SA	5,711	621,642
Sanofi(b)	17,106	1,825,896
Sartorius Stedim Biotech	428	141,281
SCOR SE	3,007	85,651
Societe Generale SA	12,864	314,438
Sodexo SA	1,576	119,907
Teleperformance	1,021	369,124
Thales SA	1,847	237,717
TotalEnergies SE(b)	38,799	1,932,971
Ubisoft Entertainment SA*(b)	1,813	82,530
Unibail-Rodamco-Westfield*	1,823	130,776
Valeo	4,138	76,416
Veolia Environnement SA	10,649	313,434
Vinci SA	8,223	805,375
Vivendi SE(b)	12,078	139,649
Worldline SA*	4,474	178,647
Total France		24,090,188
Germany — 7.0%
adidas AG	3,100	633,533
Allianz SE	6,359	1,450,365
Aroundtown SA	21,924	110,972
BASF SE*	14,691	781,270
Bayer AG*	15,250	1,011,937
Bayerische Motoren Werke AG	5,800	480,381
Bechtle AG	1,555	72,705
Beiersdorf AG	1,721	173,968
Brenntag SE	2,865	223,479
Carl Zeiss Meditec AG	640	81,290
Commerzbank AG*	18,204	120,642
Continental AG*	1,836	127,874
Covestro AG	3,227	140,565
Daimler Truck Holding AG*	6,797	184,999
Deutsche Bank AG*	33,754	342,771
Deutsche Boerse AG	2,832	496,543
Deutsche Lufthansa AG*	10,669	80,509
Deutsche Post AG	15,693	677,446
Deutsche Telekom AG	54,202	1,004,662
E.ON SE	35,759	374,600
Evotec SE*	2,780	68,275

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Germany (continued)
Fresenius Medical Care AG & Co. KGaA	3,713	$232,829
Fresenius SE & Co. KGaA	7,181	256,056
GEA Group AG	3,460	135,675
Hannover Rueck SE	1,002	157,397
HeidelbergCement AG	2,673	155,827
HelloFresh SE*	2,965	126,932
Henkel AG & Co. KGaA	1,471	94,041
Infineon Technologies AG	21,326	617,568
KION Group AG	1,454	81,696
Knorr-Bremse AG	983	70,870
LANXESS AG	1,813	70,939
LEG Immobilien SE	1,185	122,012
Mercedes-Benz Group AG*	13,732	972,051
Merck KGaA	2,142	399,855
MTU Aero Engines AG*	979	200,001
Muenchener Rueckversicherungs- Gesellschaft AG	2,205	528,738
Puma SE	1,819	135,632
Rheinmetall AG	800	181,283
RWE AG	10,046	419,577
SAP SE	17,674	1,819,029
Scout24 SE	1,731	110,663
Siemens AG	11,959	1,485,933
Siemens Energy AG(b)	6,505	126,475
Siemens Healthineers AG	4,219	228,150
Symrise AG	2,275	272,282
thyssenkrupp AG*	7,631	59,411
TUI AG*(b)	20,545	59,404
United Internet AG	2,076	67,301
Vonovia SE*	12,234	490,439
Zalando SE*	3,862	154,128
Total Germany		18,470,980
Hong Kong — 2.4%
AIA Group Ltd.	195,908	1,941,315
ASM Pacific Technology Ltd.	7,090	72,335
CK Asset Holdings Ltd.	37,120	252,634
CLP Holdings Ltd.	28,939	282,155
Hang Lung Properties Ltd.	48,552	92,944
Hang Seng Bank Ltd.	12,936	229,995
Henderson Land Development Co., Ltd.	35,106	142,506
Hong Kong & China Gas Co., Ltd.	194,811	215,763
Hong Kong Exchanges & Clearing Ltd.	20,874	898,688
Hongkong Land Holdings Ltd.	26,643	124,956
Jardine Matheson Holdings Ltd.	3,718	197,537
Link REIT	37,978	329,627
MTR Corp., Ltd.	29,074	155,076
New World Development Co., Ltd.	31,621	121,307
Power Assets Holdings Ltd.	27,864	187,686
Sino Land Co., Ltd.	87,142	115,950
	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Sun Hung Kai Properties Ltd.	25,818	$299,274
Swire Pacific Ltd., Class A	17,635	100,917
Techtronic Industries Co., Ltd.	21,541	292,113
WH Group Ltd.	167,538	116,373
Wharf Real Estate Investment Co., Ltd.	31,671	149,956
Xinyi Glass Holdings Ltd.	39,509	88,926
Total Hong Kong		6,408,033
Ireland — 0.6%
CRH PLC	12,417	501,591
Flutter Entertainment PLC*	2,885	294,476
Kerry Group PLC, Class A	2,572	284,901
Kingspan Group PLC	2,580	242,402
Smurfit Kappa Group PLC	4,283	183,526
Total Ireland		1,506,896
Israel — 0.7%
Bank Hapoalim BM	32,211	300,561
Bank Leumi Le-Israel BM	32,822	346,730
Big Shopping Centers Ltd.	785	119,340
Elbit Systems Ltd.	632	137,746
ICL Group Ltd.	16,235	179,182
Israel Discount Bank Ltd., Class A	35,717	212,706
Nice Ltd.*	1,262	259,572
Teva Pharmaceutical Industries Ltd.*	20,143	179,696
Tower Semiconductor Ltd.*	2,740	132,017
Total Israel		1,867,550
Italy — 2.0%
Amplifon SpA	2,519	101,567
Assicurazioni Generali SpA(b)	20,890	398,887
Atlantia SpA*	9,450	227,599
Coca-Cola HBC AG*	4,115	84,599
Davide Campari-Milano NV	10,854	123,493
Enel SpA	128,073	840,120
Eni SpA	43,408	613,173
Ferrari NV	2,097	449,084
FinecoBank Banca Fineco SpA	10,446	146,842
Intesa Sanpaolo SpA	278,241	573,794
Mediobanca Banca di Credito Finanziario SpA	17,112	173,519
Moncler SpA	4,084	216,628
Nexi SpA*	15,018	149,275
Prysmian SpA	5,334	175,679
Recordati Industria Chimica e Farmaceutica SpA	2,197	106,592
Snam SpA	43,125	237,665
Telecom Italia SpA	294,575	86,423
Terna — Rete Elettrica Nazionale	31,059	254,459
UniCredit SpA	35,156	330,268
Total Italy		5,289,666

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Japan — 21.7%
Advantest Corp.	3,461	$240,154
Aeon Co., Ltd.	12,447	237,152
AGC, Inc.	4,119	155,464
Air Water, Inc.	5,211	69,220
Aisin Corp.	3,564	103,982
Ajinomoto Co., Inc.	9,552	249,564
Amada Co., Ltd.	9,146	71,581
Aozora Bank Ltd.	4,505	90,545
Asahi Group Holdings Ltd.	8,250	309,662
Asahi Kasei Corp.	23,419	193,682
Asics Corp.	4,325	69,034
Astellas Pharma, Inc.	31,140	475,416
Bandai Namco Holdings, Inc.	3,662	250,399
Bank of Kyoto Ltd. (The)	1,732	75,665
BayCurrent Consulting, Inc.	258	85,927
Bridgestone Corp.	9,889	363,854
Brother Industries Ltd.	5,411	94,555
Canon, Inc.	16,959	392,036
Capcom Co., Ltd.	4,026	106,741
Central Japan Railway Co.	3,252	411,897
Chubu Electric Power Co., Inc.	12,232	123,868
Chugai Pharmaceutical Co., Ltd.	11,258	339,148
Concordia Financial Group Ltd.	27,203	99,103
CyberAgent, Inc.	8,231	88,053
Dai Nippon Printing Co., Ltd.	6,382	133,935
Daifuku Co., Ltd.	1,860	115,568
Dai-ichi Life Holdings, Inc.	17,561	353,023
Daiichi Sankyo Co., Ltd.	31,406	790,725
Daikin Industries Ltd.	4,269	660,482
Daito Trust Construction Co., Ltd.	1,318	127,365
Daiwa House Industry Co., Ltd.	11,584	281,017
Daiwa Securities Group, Inc.	29,728	145,932
Denso Corp.	7,576	465,284
Dentsu Group, Inc.	4,234	153,759
Disco Corp.	493	122,146
East Japan Railway Co.	6,433	338,582
Eisai Co., Ltd.	4,618	201,886
ENEOS Holdings, Inc.	56,428	198,691
FANUC Corp.	3,089	480,779
Fast Retailing Co., Ltd.	854	396,547
Food & Life Cos. Ltd.	2,410	57,757
Fuji Electric Co., Ltd.	2,662	118,142
FUJIFILM Holdings Corp.	5,938	328,753
Fujitsu Ltd.	3,185	459,337
GLP J-Reit	99	134,333
Hamamatsu Photonics K.K.	2,789	126,146
Hankyu Hanshin Holdings, Inc.	4,977	131,954
Hirose Electric Co., Ltd.	813	104,417
Hitachi Ltd.	15,189	711,852
Honda Motor Co., Ltd.	27,072	714,412
Hoya Corp.	5,794	580,920
Ibiden Co., Ltd.	1,996	76,106
	Shares	Value
Common Stocks (continued)
Japan (continued)
Idemitsu Kosan Co., Ltd.	5,115	$134,429
Inpex Corp.	17,088	202,059
Isuzu Motors Ltd.	10,896	127,580
Ito En Ltd.	1,372	56,549
ITOCHU Corp.	22,268	675,809
Japan Exchange Group, Inc.	8,972	135,141
Japan Metropolitan Fund Invest.	161	128,368
Japan Tobacco, Inc.	20,910	358,856
JFE Holdings, Inc.	9,500	116,954
JGC Holdings Corp.	5,398	61,455
JSR Corp.	3,581	98,259
Kajima Corp.	10,778	120,624
Kakaku.com, Inc.	3,558	75,329
Kansai Electric Power Co., Inc. (The)	13,040	114,739
Kansai Paint Co., Ltd.	4,485	62,345
Kao Corp.	8,016	323,647
Kawasaki Kisen Kaisha Ltd.	1,405	74,284
KDDI Corp.	27,196	909,962
Keio Corp.	2,653	102,283
Keisei Electric Railway Co., Ltd.	3,490	86,065
Keyence Corp.	2,871	1,171,136
Kikkoman Corp.	3,019	170,570
Kintetsu Group Holdings Co., Ltd.	3,968	114,391
Kirin Holdings Co., Ltd.	14,653	214,943
Kobayashi Pharmaceutical Co., Ltd.	1,325	90,917
Kobe Bussan Co., Ltd.	2,434	60,117
Koito Manufacturing Co., Ltd.	2,263	83,579
Komatsu Ltd.	15,950	359,601
Konami Holdings Corp.	1,904	118,155
Kubota Corp.	19,227	329,230
Kuraray Co., Ltd.	9,069	72,938
Kurita Water Industries Ltd.	3,098	107,005
Kyocera Corp.	5,407	286,417
Kyowa Kirin Co., Ltd.	5,101	107,603
Lasertec Corp.	1,325	181,170
Lixil Corp.	5,733	101,509
M3, Inc.	7,219	234,133
Makita Corp.	4,546	135,826
Marubeni Corp.	27,799	305,218
Marui Group Co., Ltd.	5,422	93,868
MatsukiyoCocokara & Co.	2,815	93,536
MEIJI Holdings Co., Ltd.	2,587	129,190
MINEBEA MITSUMI, Inc.	7,259	141,191
MISUMI Group, Inc.	5,445	137,848
Mitsubishi Chemical Holdings Corp.	25,662	157,070
Mitsubishi Corp.	19,795	669,663
Mitsubishi Electric Corp.	34,848	367,954
Mitsubishi Estate Co., Ltd.	20,874	303,459
Mitsubishi Heavy Industries Ltd.	5,879	201,245
Mitsubishi UFJ Financial Group, Inc.	196,707	1,145,231
Mitsui & Co., Ltd.	25,514	620,323
Mitsui Fudosan Co., Ltd.	16,157	342,382

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Japan (continued)
Mitsui OSK Lines Ltd.	6,209	$147,126
Mizuho Financial Group, Inc.	41,167	501,560
MonotaRO Co., Ltd.	4,981	86,848
MS&AD Insurance Group Holdings, Inc.	8,597	257,525
Murata Manufacturing Co., Ltd.	9,305	559,765
Nabtesco Corp.	2,737	62,911
NEC Corp.	4,615	179,884
Nexon Co., Ltd.	7,519	172,480
NGK Insulators Ltd.	5,503	74,415
NH Foods Ltd.	2,562	81,175
Nidec Corp.	7,672	505,644
Nihon M&A Center Holdings, Inc.	6,240	77,735
Nintendo Co., Ltd.	1,709	790,261
Nippon Building Fund, Inc.	36	187,280
Nippon Express Holdings, Inc.	1,683	99,244
Nippon Paint Holdings Co., Ltd.(b)	16,217	130,051
Nippon Prologis REIT, Inc.	61	169,732
Nippon Steel Corp.	13,959	222,971
Nippon Telegraph & Telephone Corp.	20,128	597,657
Nippon Yusen K.K.	3,051	222,773
Nissan Chemical Corp.	2,661	141,923
Nissan Motor Co., Ltd.*	33,259	132,718
Nisshin Seifun Group, Inc.	7,201	96,599
Nissin Foods Holdings Co., Ltd.	1,777	124,127
Nitori Holdings Co., Ltd.	1,351	139,208
Nitto Denko Corp.	2,893	195,382
Nomura Holdings, Inc.	54,483	210,262
Nomura Real Estate Master Fund, Inc.	120	150,972
Nomura Research Institute Ltd.	5,573	159,585
NSK Ltd.	10,099	56,045
NTT Data Corp.	13,118	243,305
Obayashi Corp.	16,638	115,064
Obic Co., Ltd.	1,269	188,842
Odakyu Electric Railway Co., Ltd.	6,607	100,767
Oji Holdings Corp.	21,548	102,451
Olympus Corp.	17,213	306,768
Omron Corp.	3,613	215,453
Ono Pharmaceutical Co., Ltd.	8,673	223,118
Oriental Land Co., Ltd.	3,203	488,880
ORIX Corp.	21,148	387,507
Orix JREIT, Inc.	92	124,480
Osaka Gas Co., Ltd.	8,184	148,128
Otsuka Corp.	2,268	74,836
Otsuka Holdings Co., Ltd.	7,469	251,522
Pan Pacific International Holdings Corp.	8,720	135,350
Panasonic Holdings Corp.	35,876	321,350
Rakuten Group, Inc.	14,204	100,643
Recruit Holdings Co., Ltd.	22,025	819,053
Renesas Electronics Corp.*	16,981	184,542
Resona Holdings, Inc.	46,632	203,322
Ricoh Co., Ltd.	12,046	88,420
	Shares	Value
Common Stocks (continued)
Japan (continued)
Rohm Co., Ltd.	1,608	$113,687
Ryohin Keikaku Co., Ltd.	6,375	57,521
Santen Pharmaceutical Co., Ltd.	8,113	66,565
SBI Holdings, Inc.	4,775	107,360
Secom Co., Ltd.	3,772	267,091
Sekisui Chemical Co., Ltd.	9,076	123,222
Sekisui House Ltd.	13,312	232,107
Seven & i Holdings Co., Ltd.	12,528	552,911
SG Holdings Co., Ltd.	7,440	131,676
Shimadzu Corp.	5,089	168,311
Shimano, Inc.	1,221	219,584
Shimizu Corp.	15,191	80,082
Shin-Etsu Chemical Co., Ltd.	6,384	886,201
Shionogi & Co., Ltd.	4,844	271,849
Shiseido Co., Ltd.	6,587	311,962
Shizuoka Bank Ltd. (The)	15,187	98,582
Showa Denko K.K.	4,140	80,749
SMC Corp.	962	468,154
SoftBank Corp.	45,151	527,970
SoftBank Group Corp.	21,184	861,520
Sompo Holdings, Inc.	6,082	248,096
Sony Group Corp.	19,467	1,685,858
Stanley Electric Co., Ltd.	3,527	61,088
Subaru Corp.	10,292	155,619
SUMCO Corp.	5,677	83,122
Sumitomo Chemical Co., Ltd.	33,755	143,555
Sumitomo Corp.	22,123	352,011
Sumitomo Electric Industries Ltd.	14,943	161,298
Sumitomo Metal Mining Co., Ltd.	4,579	200,428
Sumitomo Mitsui Financial Group, Inc.	21,936	662,855
Sumitomo Mitsui Trust Holdings, Inc.	6,705	208,613
Sumitomo Realty & Development Co., Ltd.	7,265	192,559
Suntory Beverage & Food Ltd.	2,846	112,689
Suzuki Motor Corp.	7,233	218,174
Sysmex Corp.	3,164	210,266
T&D Holdings, Inc.	11,418	147,175
Taisei Corp.	3,671	99,879
Taiyo Yuden Co., Ltd.	2,418	96,675
Takeda Pharmaceutical Co., Ltd.	25,785	750,105
TDK Corp.	6,373	199,956
Teijin Ltd.	8,066	86,413
Terumo Corp.	11,368	341,672
TIS, Inc.	5,076	114,911
Tobu Railway Co., Ltd.	5,121	115,535
Toho Co., Ltd.	2,992	111,542
Tohoku Electric Power Co., Inc.	10,401	57,962
Tokio Marine Holdings, Inc.	10,720	580,763
Tokyo Electron Ltd.	2,348	1,005,457
Tokyo Gas Co., Ltd.	9,008	173,193
Tokyu Corp.	10,715	131,580
Tokyu Fudosan Holdings Corp.	14,028	73,302

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Japan (continued)
TOPPAN, Inc.	6,607	$109,743
Toray Industries, Inc.	28,485	136,071
Toshiba Corp.	7,375	307,728
Tosoh Corp.	5,912	81,863
TOTO Ltd.	3,174	107,425
Toyo Suisan Kaisha Ltd.	2,611	80,712
Toyota Industries Corp.	3,053	183,566
Toyota Motor Corp.	190,214	3,282,058
Toyota Tsusho Corp.	3,977	144,119
Trend Micro, Inc.	2,740	153,538
Unicharm Corp.	7,073	247,140
USS Co., Ltd.	6,044	100,811
West Japan Railway Co.	4,745	177,406
Yakult Honsha Co., Ltd.	2,891	149,950
Yamaha Corp.	3,036	117,166
Yamaha Motor Co., Ltd.	6,638	137,822
Yamato Holdings Co., Ltd.	6,182	116,664
Yaskawa Electric Corp.	4,648	159,645
Yokogawa Electric Corp.	5,338	85,822
Z Holdings Corp.	47,628	189,174
Zenkoku Hosho Co., Ltd.	2,002	70,540
Total Japan		57,724,784
Jordan — 0.0%(a)
Hikma Pharmaceuticals PLC	3,649	86,289
Luxembourg — 0.2%
ArcelorMittal SA	8,998	266,880
Eurofins Scientific SE	2,077	194,398
Total Luxembourg		461,278
Macau — 0.1%
Galaxy Entertainment Group Ltd.	39,663	230,512
Sands China Ltd.*	50,758	114,116
Total Macau		344,628
Netherlands — 4.9%
Adyen NV*	476	815,002
Aegon NV	33,737	176,709
Akzo Nobel NV	2,948	258,441
Argenx SE*	840	242,719
ASM International NV	810	247,723
ASML Holding NV	6,112	3,533,433
ASR Nederland NV	2,754	125,917
BE Semiconductor Industries NV	1,094	67,793
Euronext NV	1,360	109,930
EXOR NV	1,740	122,619
Heineken Holding NV	1,762	138,854
Heineken NV(b)	3,686	363,191
IMCD NV(b)	841	135,478
ING Groep NV	61,196	587,486
Koninklijke Ahold Delhaize NV(b)	15,120	448,060
Koninklijke DSM NV	2,677	453,552
	Shares	Value
Common Stocks (continued)
Netherlands (continued)
Koninklijke KPN NV(b)	56,971	$197,434
Koninklijke Philips NV	14,388	379,466
NN Group NV	5,392	267,009
Randstad NV	2,046	109,778
Shell PLC	121,839	3,323,994
Signify NV	1,736	74,355
Universal Music Group NV	12,190	286,582
Wolters Kluwer NV	4,267	434,753
Total Netherlands		12,900,278
New Zealand — 0.4%
Auckland International Airport Ltd.*	31,004	157,665
Contact Energy Ltd.	21,679	115,099
Fisher & Paykel Healthcare Corp., Ltd.	11,923	166,381
Mainfreight Ltd.	2,103	110,971
Meridian Energy Ltd.	28,262	86,948
Spark New Zealand Ltd.	54,834	175,103
Xero Ltd.*	2,432	166,522
Total New Zealand		978,689
Norway — 0.7%
DNB Bank ASA	17,631	347,736
Equinor ASA	16,959	584,410
Mowi ASA	8,380	239,890
Nordic Semiconductor ASA*	3,260	66,991
Norsk Hydro ASA	25,402	217,960
Orkla ASA	16,672	136,646
Schibsted ASA, Class A	3,346	71,003
Telenor ASA	11,939	170,309
TOMRA Systems ASA	2,129	85,192
Total Norway		1,920,137
Poland — 0.2%
Dino Polska SA*	1,271	82,516
KGHM Polska Miedz SA	2,808	91,721
LPP SA	34	72,059
Polski Koncern Naftowy ORLEN SA	7,969	135,259
Powszechna Kasa Oszczednosci Bank Polski SA*	17,030	125,914
Powszechny Zaklad Ubezpieczen SA	15,841	109,590
Total Poland		617,059
Portugal — 0.1%
EDP — Energias de Portugal SA	55,742	261,213
Galp Energia SGPS SA	9,332	114,495
Total Portugal		375,708
Saudi Arabia — 0.1%
Delivery Hero SE*	3,729	133,124
Singapore — 1.4%
Ascendas Real Estate Investment Trust	104,073	215,547
CapitaLand Integrated Commercial Trust	142,161	239,869

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Singapore (continued)
Capitaland Investment Ltd/Singapore*	60,118	$184,155
DBS Group Holdings Ltd.	29,785	731,630
Genting Singapore Ltd.*	209,697	123,003
Keppel Corp., Ltd.	34,653	172,399
Mapletree Industrial Trust	75,822	143,309
Oversea-Chinese Banking Corp., Ltd.	59,720	535,832
Singapore Exchange Ltd.	20,161	142,933
Singapore Technologies Engineering Ltd.	49,343	146,503
Singapore Telecommunications Ltd.	144,118	289,092
STMicroelectronics NV	10,409	392,406
United Overseas Bank Ltd.	22,083	479,592
Total Singapore		3,796,270
South Africa — 0.3%
Anglo American PLC	19,542	879,819
South Korea — 5.0%
Amorepacific Corp.	975	140,506
Celltrion Healthcare Co., Ltd.	1,921	98,191
Celltrion, Inc.	2,009	281,516
CJ CheilJedang Corp.	362	114,710
Coway Co., Ltd.	2,016	113,801
Doosan Enerbility*	6,799	111,512
Hana Financial Group, Inc.	6,927	259,211
Hankook Tire & Technology Co., Ltd.	2,931	81,326
HLB, Inc.*	2,627	65,048
HMM Co., Ltd.	7,869	177,930
HYBE Co., Ltd.*	421	84,301
Hyundai Mobis Co., Ltd.	1,292	213,447
Hyundai Motor Co.	2,892	428,274
Industrial Bank of Korea	14,236	127,512
Kakao Corp.	5,072	363,036
KakaoBank Corp.*	2,946	99,334
KB Financial Group, Inc.	7,696	358,452
Kia Corp.	4,750	316,919
Korea Electric Power Corp.*	6,955	127,914
Korea Zinc Co., Ltd.	281	128,866
Korean Air Lines Co., Ltd.*	5,243	125,857
Krafton, Inc.*	593	118,978
KT&G Corp.	3,531	232,214
LG Chem Ltd.	912	376,853
LG Corp.	2,608	152,203
LG Display Co., Ltd.	6,606	88,098
LG Electronics, Inc.	2,260	209,626
LG Household & Health Care Ltd.	223	161,391
LG Innotek Co., Ltd.	297	82,526
NAVER Corp.	2,343	534,450
NCSoft Corp.	381	127,859
POSCO Holdings, Inc.	1,332	306,487
Samsung Biologics Co., Ltd.*	304	202,828
Samsung C&T Corp.	2,194	201,757
Samsung Electro-Mechanics Co., Ltd.	1,291	170,626
	Shares	Value
Common Stocks (continued)
South Korea (continued)
Samsung Electronics Co., Ltd.	74,899	$4,019,262
Samsung Fire & Marine Insurance Co., Ltd.	913	152,651
Samsung SDI Co., Ltd.	931	452,899
Samsung SDS Co., Ltd.	1,286	152,047
Shinhan Financial Group Co., Ltd.	10,404	349,147
SK Hynix, Inc.	8,604	770,661
SK Innovation Co., Ltd.*	1,059	172,846
SK Telecom Co., Ltd.	2,212	100,385
SK, Inc.	874	186,490
Woori Financial Group, Inc.	16,870	198,115
Total South Korea		13,338,062
Spain — 2.3%
ACS Actividades de Construccion y Servicios SA	4,451	115,465
Aena SME SA*	1,192	171,398
Amadeus IT Group SA*	7,057	449,666
Banco Bilbao Vizcaya Argentaria SA	108,071	576,776
Banco Santander SA(b)	261,293	776,373
Bankinter SA	15,406	91,535
CaixaBank SA	74,272	241,955
Cellnex Telecom SA*	9,520	447,523
Enagas SA	4,334	94,049
Endesa SA	5,058	106,879
Ferrovial SA	8,594	222,939
Grifols SA(b)	8,021	135,388
Iberdrola SA	97,102	1,127,842
Industria de Diseno Textil SA(b)	16,887	358,081
Naturgy Energy Group SA(b)	2,682	81,288
Red Electrica Corp. SA	7,478	150,955
Repsol SA	24,213	364,890
Siemens Gamesa Renewable Energy SA*	3,434	55,518
Telefonica SA	83,298	407,127
Total Spain		5,975,647
Sweden — 3.1%
Alfa Laval AB(b)	6,021	170,239
Assa Abloy AB, B Shares(b)	14,472	370,912
Atlas Copco AB, A Shares(b)	9,827	453,453
Atlas Copco AB, B Shares(b)	5,777	232,476
Boliden AB(b)	5,167	227,502
Castellum AB	6,268	125,381
Electrolux AB, B Shares(b)	5,556	85,802
Epiroc AB, A Shares(b)	9,894	203,672
Epiroc AB, B Shares	6,292	111,181
EQT AB	4,810	139,683
Essity AB, B Shares	10,449	278,473
Evolution AB	2,980	312,321
Getinge AB, B Shares(b)	4,067	119,020
H & M Hennes & Mauritz AB, B Shares(b)	14,955	191,157
Hexagon AB, B Shares*(b)	30,799	404,118

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Husqvarna AB, B Shares	8,345	$80,524
Industrivarden AB, A Shares	7,560	196,693
Indutrade AB	5,389	129,204
Investor AB, B Shares	35,983	702,292
Kinnevik AB, B Shares*	4,722	94,070
Lundin Energy AB(b)	4,090	171,228
Nibe Industrier AB, B Shares	19,827	197,271
Samhallsbyggnadsbolaget i Norden AB(b)	21,373	67,763
Sandvik AB(b)	17,068	328,085
Sinch AB*	10,707	48,493
Skandinaviska Enskilda Banken AB, A Shares	23,478	267,423
Skanska AB, B Shares	6,667	129,040
SKF AB, B Shares	6,756	111,998
Svenska Cellulosa AB SCA, B Shares	10,076	197,696
Svenska Handelsbanken AB, A Shares	25,606	261,411
Swedbank AB, A Shares	15,920	255,137
Swedish Match AB(b)	27,184	218,286
Swedish Orphan Biovitrum AB*	3,269	69,263
Tele2 AB, B Shares(b)	9,371	124,681
Telefonaktiebolaget LM Ericsson, B Shares	48,309	391,421
Telia Co. AB	39,722	165,810
Trelleborg AB, B Shares(b)	5,383	119,826
Volvo AB, B Shares	26,394	427,011
Total Sweden		8,180,016
Switzerland — 9.2%
ABB Ltd.	25,799	786,741
Adecco Group AG	2,777	109,146
Alcon, Inc.	7,088	513,353
Baloise Holding AG	891	156,326
Barry Callebaut AG	47	109,141
Chocoladefabriken Lindt & Spruengli AG	33	372,616
Cie Financiere Richemont SA, Class A	8,314	989,303
Clariant AG*(b)	5,453	94,268
Credit Suisse Group AG	39,293	271,952
EMS-Chemie Holding AG	130	117,390
Geberit AG	610	351,929
Givaudan SA(b)	149	597,904
Holcim AG*	8,098	401,709
Julius Baer Group Ltd.	3,816	185,837
Kuehne + Nagel International AG	732	207,462
Logitech International SA	2,364	156,942
Lonza Group AG	1,196	712,684
Nestle SA	42,919	5,571,312
Novartis AG	32,337	2,882,062
Partners Group Holding AG	360	388,503
PSP Swiss Property AG	982	124,641
Roche Holding AG	11,162	4,167,423
	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Schindler Holding AG — Participating Certificate	881	$171,907
SGS SA	112	291,005
SIG Group AG*	5,208	110,314
Sika AG	2,329	722,226
Sonova Holding AG	949	347,277
Straumann Holding AG	1,776	213,252
Swatch Group AG (The) — Bearer	576	151,025
Swiss Life Holding AG	541	319,366
Swiss Prime Site AG	1,474	145,023
Swisscom AG(b)	436	259,089
Tecan Group AG	247	75,221
Temenos AG	1,251	127,981
UBS Group AG	49,756	856,819
VAT Group AG	424	134,104
Vifor Pharma AG	971	173,563
Zurich Insurance Group AG	2,305	1,058,878
Total Switzerland		24,425,694
United Kingdom — 11.4%
3i Group PLC	15,678	260,808
abrdn PLC	35,842	85,184
Admiral Group PLC	3,479	110,245
Ashtead Group PLC	7,165	375,926
Associated British Foods PLC	6,118	123,397
AstraZeneca PLC	24,218	3,249,742
Auto Trader Group PLC(b)	17,125	136,484
Aviva PLC	58,526	318,384
B&M European Value Retail SA	14,183	87,288
BAE Systems PLC	51,367	477,233
Barclays PLC	269,222	500,925
Barratt Developments PLC	17,213	106,865
Bellway PLC	2,100	64,279
Berkeley Group Holdings PLC*	1,986	101,731
BP PLC	309,017	1,519,091
British American Tobacco PLC	35,614	1,498,784
British Land Co. PLC (The)	17,220	111,946
BT Group PLC(b)	109,616	244,073
Bunzl PLC	6,088	237,176
Burberry Group PLC	7,256	144,938
CK Hutchison Holdings Ltd.	48,208	339,158
CNH Industrial NV	16,606	240,530
Compass Group PLC	29,032	620,370
Croda International PLC	2,315	226,821
DCC PLC	1,642	125,299
Dechra Pharmaceuticals PLC	1,663	75,957
Diageo PLC	35,692	1,800,732
Direct Line Insurance Group PLC	24,887	79,270
DS Smith PLC	22,364	92,910
Entain PLC*	10,553	201,189
Experian PLC	14,950	524,048
Halma PLC	5,493	170,686
Hargreaves Lansdown PLC(b)	6,056	69,737

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Howden Joinery Group PLC	10,024	$95,823
HSBC Holdings PLC	319,646	2,011,783
IMI PLC	4,913	83,580
Imperial Brands PLC	15,045	314,689
Informa PLC*	26,834	193,582
InterContinental Hotels Group PLC	3,570	231,815
Intermediate Capital Group PLC	5,149	100,039
Intertek Group PLC	2,892	181,835
ITV PLC	64,580	60,242
JD Sports Fashion PLC	45,061	75,469
Johnson Matthey PLC(b)	3,226	90,117
Just Eat Takeaway.com NV*	3,542	98,274
Kingfisher PLC	36,243	115,259
Land Securities Group PLC	14,254	134,684
Legal & General Group PLC	94,101	297,839
Lloyds Banking Group PLC	1,105,887	637,013
London Stock Exchange Group PLC	5,322	528,926
M&G PLC	46,830	125,938
Meggitt PLC*	14,406	140,171
Melrose Industries PLC	76,210	112,999
National Grid PLC	56,398	845,439
NatWest Group PLC	78,197	214,023
Next PLC	2,280	172,496
Ocado Group PLC*	7,552	87,609
Pearson PLC(b)	13,230	130,523
Persimmon PLC	5,770	152,128
Prudential PLC	43,298	549,039
Reckitt Benckiser Group PLC	10,163	796,197
RELX PLC	29,438	884,434
Rentokil Initial PLC	31,192	215,387
Rightmove PLC(b)	14,802	114,922
Rolls-Royce Holdings PLC*	139,579	145,958
Royal Mail PLC	15,064	65,173
Sage Group PLC (The)	19,135	177,152
Segro PLC	18,748	315,997
Severn Trent PLC	4,184	165,259
Smith & Nephew PLC	15,246	249,410
Smiths Group PLC	7,043	130,647
Spirax-Sarco Engineering PLC	1,195	182,288
SSE PLC	16,722	392,279
St James’s Place PLC	8,229	134,102
Standard Chartered PLC	45,163	312,881
Tate & Lyle PLC*	10,781	105,171
Taylor Wimpey PLC	63,005	100,381
Tesco PLC	118,529	404,769
Unilever PLC	40,403	1,886,488
United Utilities Group PLC	11,479	165,880
Vodafone Group PLC	433,455	661,420
Weir Group PLC (The)	4,628	90,584
Whitbread PLC*(b)	4,375	154,732
WPP PLC	20,161	254,386
Total United Kingdom		30,208,437

	Shares	Value
Common Stocks (continued)
United States — 1.9%
Amcor PLC	31,893	$383,035
Ferguson PLC	3,679	468,362
GlaxoSmithKline PLC	77,062	1,738,611
James Hardie Industries PLC	7,439	219,603
OneMarket Ltd.*(c)	1,633	0
QIAGEN NV*	4,455	206,980
Schneider Electric SE	8,525	1,238,401
Stellantis NV	33,861	463,740
Swiss Re AG	4,637	383,706
Total United States		5,102,438
Total Common Stocks
(Cost $268,670,175)		$263,350,700
Preferred Stocks — 0.7%
Germany — 0.5%
Henkel AG & Co. KGaA, 3.05%	3,182	205,977
Porsche Automobil Holding SE, 2.79%	2,606	218,672
Sartorius AG, 0.36%	446	168,960
Volkswagen AG, 3.25%	3,538	555,907
Total Germany		1,149,516
South Korea — 0.2%
Samsung Electronics Co., Ltd., 2.41%	12,510	590,639
Total Preferred Stocks
(Cost $1,733,687)		1,740,155
Short-Term Investment — 6.6%
Money Market Fund — 6.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(d)(e)
(Cost $17,598,945)	17,598,945	17,598,945
Total Investments — 106.5%
(Cost $288,002,807)		282,689,800
Other Assets and Liabilities, Net — (6.5)%		(17,268,934)
Net Assets — 100.0%		$265,420,866

*
Non-income producing securities.

(a)
Less than 0.05%.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $17,076,941; total market value of collateral held by the Fund was $18,715,517. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $1,116,572.

(c)
Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

(d)
Reflects the 1-day yield at April 30, 2022.

(e)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
Forward Foreign Currency Contracts Outstanding as of April 30, 2022:
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2022	Unrealized Appreciation
Australian Dollar	05/06/22	Morgan Stanley	15,025,214	$10,677,461	$10,678,917	$1,456
Swiss Franc	05/06/22	Morgan Stanley	11,802,767	12,160,785	12,163,183	2,398
Danish Krone	05/06/22	Morgan Stanley	21,874,002	3,102,121	3,102,926	805
Euro	05/06/22	Morgan Stanley	35,142,974	37,076,976	37,083,801	6,825
British Pound	05/06/22	Morgan Stanley	15,509,817	19,471,430	19,472,414	984
Hong Kong Dollar	05/06/22	Morgan Stanley	30,705,835	3,913,800	3,914,036	236
Israeli Shekel	05/06/22	Morgan Stanley	3,114,329	932,059	932,326	267
Japanese Yen	05/06/22	Morgan Stanley	3,749,614,899	28,942,593	28,946,866	4,273
South Korean Won#	05/06/22	Morgan Stanley	8,626,965,459	6,835,887	6,868,548	32,661
New Zealand Dollar	05/06/22	Morgan Stanley	614,250	398,655	398,681	26
Swedish Krona	05/06/22	Morgan Stanley	40,622,624	4,148,603	4,148,605	2
Singapore Dollar	05/06/22	Morgan Stanley	2,358,277	1,707,605	1,707,758	153
Unrealized Appreciation				$129,367,975	$129,418,061	$50,086
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2022	Unrealized Appreciation
Australian Dollar	05/06/22	Morgan Stanley	(15,933,228)	$(11,967,313)	$(11,324,273)	$643,040
Swiss Franc	05/06/22	Morgan Stanley	(12,512,174)	(13,608,973)	(12,894,253)	714,720
Danish Krone	05/06/22	Morgan Stanley	(23,240,066)	(3,478,984)	(3,296,708)	182,276
Euro	05/06/22	Morgan Stanley	(37,259,340)	(41,494,296)	(39,317,047)	2,177,249
British Pound	05/06/22	Morgan Stanley	(16,443,446)	(21,643,107)	(20,644,576)	998,531
Hong Kong Dollar	05/06/22	Morgan Stanley	(32,560,323)	(4,158,423)	(4,150,425)	7,998
Israeli Shekel	05/06/22	Morgan Stanley	(3,298,388)	(1,033,981)	(987,426)	46,555
Japanese Yen	05/06/22	Morgan Stanley	(3,975,048,453)	(32,764,570)	(30,687,203)	2,077,367
South Korean Won#	05/06/22	Morgan Stanley	(9,323,613,929)	(7,670,975)	(7,423,200)	247,775
Norwegian Krone	05/06/22	Morgan Stanley	(10,213,054)	(1,167,388)	(1,096,235)	71,153
Norwegian Krone	06/08/22	Morgan Stanley	(9,580,493)	(1,028,439)	(1,028,433)	6
New Zealand Dollar	05/06/22	Morgan Stanley	(651,259)	(452,720)	(422,702)	30,018
Polish Zloty	05/06/22	Morgan Stanley	(1,664,162)	(398,076)	(374,701)	23,375
Polish Zloty	06/08/22	Morgan Stanley	(1,376,882)	(308,917)	(308,618)	299
Swedish Krona	05/06/22	Morgan Stanley	(43,063,338)	(4,622,858)	(4,397,864)	224,994
Singapore Dollar	05/06/22	Morgan Stanley	(2,500,677)	(1,847,287)	(1,810,878)	36,409
Unrealized Appreciation				$(147,646,307)	$(140,164,542)	$7,481,765
Total Unrealized Appreciation						$7,531,851
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2022	Unrealized (Depreciation)
Australian Dollar	05/06/22	Morgan Stanley	908,014	$677,998	$645,356	$(32,642)
Swiss Franc	05/06/22	Morgan Stanley	709,407	758,953	731,070	(27,883)
Danish Krone	05/06/22	Morgan Stanley	1,366,064	199,667	193,782	(5,885)
Euro	05/06/22	Morgan Stanley	2,116,366	2,300,664	2,233,246	(67,418)
British Pound	05/06/22	Morgan Stanley	933,629	1,219,337	1,172,161	(47,176)
Hong Kong Dollar	05/06/22	Morgan Stanley	1,854,488	236,625	236,389	(236)
Israeli Shekel	05/06/22	Morgan Stanley	184,059	57,083	55,101	(1,982)
Japanese Yen	05/06/22	Morgan Stanley	225,433,554	1,805,466	1,740,337	(65,129)
South Korean Won#	05/06/22	Morgan Stanley	696,648,470	568,627	554,652	(13,975)
Norwegian Krone	05/06/22	Morgan Stanley	10,213,054	1,100,001	1,096,235	(3,766)
New Zealand Dollar	05/06/22	Morgan Stanley	37,009	25,319	24,021	(1,298)
Polish Zloty	05/06/22	Morgan Stanley	1,664,162	375,658	374,701	(957)
Swedish Krona	05/06/22	Morgan Stanley	2,440,714	257,186	249,259	(7,927)
Singapore Dollar	05/06/22	Morgan Stanley	142,400	104,674	103,120	(1,554)
Unrealized Depreciation				$9,687,258	$9,409,430	$(277,828)
See notes to financial statements.

Schedule of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2022
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2022	Unrealized (Depreciation)
Australian Dollar	06/08/22	Morgan Stanley	(15,534,479)	$(11,044,543)	$(11,047,865)	$(3,322)
Swiss Franc	06/08/22	Morgan Stanley	(12,071,516)	(12,455,709)	(12,461,677)	(5,968)
Danish Krone	06/08/22	Morgan Stanley	(22,630,378)	(3,213,759)	(3,215,233)	(1,474)
Euro	06/08/22	Morgan Stanley	(35,442,615)	(37,441,610)	(37,458,822)	(17,212)
British Pound	06/08/22	Morgan Stanley	(15,895,922)	(19,955,090)	(19,957,942)	(2,852)
Hong Kong Dollar	06/08/22	Morgan Stanley	(30,044,721)	(3,831,770)	(3,832,629)	(859)
Israeli Shekel	06/08/22	Morgan Stanley	(3,237,653)	(970,559)	(971,082)	(523)
Japanese Yen	06/08/22	Morgan Stanley	(3,739,575,178)	(28,893,110)	(28,904,063)	(10,953)
South Korean Won#	06/08/22	Morgan Stanley	(8,747,224,600)	(6,920,760)	(6,964,741)	(43,981)
New Zealand Dollar	06/08/22	Morgan Stanley	(625,657)	(406,016)	(406,046)	(30)
Swedish Krona	06/08/22	Morgan Stanley	(40,074,908)	(4,095,842)	(4,096,522)	(680)
Singapore Dollar	06/08/22	Morgan Stanley	(2,415,423)	(1,748,739)	(1,749,056)	(317)
Unrealized Depreciation				$(130,977,507)	$(131,065,678)	$(88,171)
Total Unrealized Depreciation						$(365,999)
Net Unrealized Appreciation (Depreciation)						$7,165,852
As of April 30, 2022, there was no collateral segregated by the counterparty for forward foreign currency contracts.
#
Non-deliverable forward.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$263,350,700	$—	$0(g)	$263,350,700
Preferred Stocks	1,740,155	—	—	1,740,155
Short-Term Investment:
Money Market Fund	17,598,945	—	—	17,598,945
Total Investments in Securities	282,689,800	—	0	282,689,800
Other Financial Instruments:(h)
Forward Foreign Currency Contracts	—	7,531,851	—	7,531,851
Total Investments in Securities and Other Financial Instruments	$282,689,800	$7,531,851	$—	$290,221,651
Liability Valuation Inputs
Other Financial Instruments:(h)
Forward Foreign Currency Contracts	$—	$365,999	$—	$365,999

(f)
For a complete listing of investments and their countries, see the Schedule of Investments.

(g)
The Level 3 security, valued at $0, has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(h)
Reflects the unrealized appreciation (depreciation) of the instruments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.
See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Large Cap ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.8%
Communication Services — 7.6%
Alphabet, Inc., Class A*	1,189	$2,713,524
Electronic Arts, Inc.	26,135	3,085,237
Meta Platforms, Inc., Class A*	14,869	2,980,789
Netflix, Inc.*	8,826	1,680,117
Snap, Inc., Class A*	91,867	2,614,535
T-Mobile US, Inc.*	25,760	3,172,086
Twitter, Inc.*	85,456	4,189,053
Walt Disney Co. (The)*	24,105	2,690,841
Total Communication Services		23,126,182
Consumer Discretionary — 12.0%
AutoZone, Inc.*	1,617	3,161,995
Chipotle Mexican Grill, Inc.*	2,090	3,042,225
Dollar General Corp.	14,851	3,527,558
DR Horton, Inc.	44,374	3,087,987
Home Depot, Inc. (The)	11,046	3,318,218
Las Vegas Sands Corp.*	85,060	3,013,676
Lennar Corp., Class A	40,733	3,115,667
Lowe’s Cos., Inc.	16,352	3,233,281
O’Reilly Automotive, Inc.*	4,827	2,927,817
Peloton Interactive, Inc., Class A*	125,143	2,197,511
Starbucks Corp.	36,345	2,712,791
Target Corp.	15,580	3,562,367
Total Consumer Discretionary		36,901,093
Consumer Staples — 4.5%
Altria Group, Inc.	63,278	3,516,358
Keurig Dr Pepper, Inc.	87,237	3,262,664
Kraft Heinz Co. (The)	83,937	3,578,234
Philip Morris International, Inc.	35,196	3,519,600
Total Consumer Staples		13,876,856
Energy — 3.2%
Chevron Corp.	20,305	3,181,184
Exxon Mobil Corp.	40,033	3,412,813
Kinder Morgan, Inc.	174,843	3,173,401
Total Energy		9,767,398
Financials — 11.8%
BlackRock, Inc.	4,327	2,702,990
Charles Schwab Corp. (The)	39,216	2,601,197
Chubb Ltd.	15,457	3,191,098
First Republic Bank	20,397	3,043,640
Marsh & McLennan Cos., Inc.	19,401	3,137,142
MetLife, Inc.	47,045	3,089,916
Moody’s Corp.	9,799	3,101,187
Nasdaq, Inc.	18,554	2,919,843
PNC Financial Services Group, Inc. (The)	17,925	2,977,342
Progressive Corp. (The)	29,005	3,113,977
Travelers Cos., Inc. (The)	18,094	3,095,160
US Bancorp	62,207	3,020,772
Total Financials		35,994,264
Health Care — 18.3%
Abbott Laboratories	27,934	3,170,509
AbbVie, Inc.	20,395	2,995,618
Anthem, Inc.	6,731	3,378,491
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Centene Corp.*	39,272	$3,163,360
Cigna Corp.	13,799	3,405,317
CVS Health Corp.	32,668	3,140,375
Danaher Corp.	11,272	2,830,737
Gilead Sciences, Inc.	55,615	3,300,194
IDEXX Laboratories, Inc.*	6,044	2,601,821
IQVIA Holdings, Inc.*	14,300	3,117,257
McKesson Corp.	10,800	3,343,788
Mettler-Toledo International, Inc.*	2,408	3,076,292
Pfizer, Inc.	63,865	3,133,855
Regeneron Pharmaceuticals, Inc.*	4,734	3,120,227
Thermo Fisher Scientific, Inc.	5,598	3,095,246
UnitedHealth Group, Inc.	6,483	3,296,930
Vertex Pharmaceuticals, Inc.*	12,669	3,461,424
West Pharmaceutical Services, Inc.	8,050	2,536,233
Total Health Care		56,167,674
Industrials — 12.3%
3M Co.	22,208	3,202,838
Caterpillar, Inc.	14,838	3,123,992
Cummins, Inc.	16,120	3,049,743
Deere & Co.	7,958	3,004,543
Emerson Electric Co.	33,720	3,040,870
General Dynamics Corp.	13,709	3,242,590
General Electric Co.	36,134	2,693,790
Lockheed Martin Corp.	7,490	3,236,579
Old Dominion Freight Line, Inc.	11,070	3,100,928
Otis Worldwide Corp.	42,967	3,129,716
Republic Services, Inc.	24,953	3,350,439
Southwest Airlines Co.*	72,190	3,372,717
Total Industrials		37,548,745
Information Technology — 25.8%
Amphenol Corp., Class A	43,879	3,137,348
Analog Devices, Inc.	20,016	3,090,070
Broadcom, Inc.	5,251	2,911,102
Cisco Systems, Inc.	59,295	2,904,269
Cognizant Technology Solutions Corp., Class A	36,872	2,982,945
Crowdstrike Holdings, Inc., Class A*	14,560	2,893,945
DocuSign, Inc.*	30,865	2,500,065
Fidelity National Information Services, Inc.	32,925	3,264,514
Fiserv, Inc.*	32,606	3,192,779
Fortinet, Inc.*	9,675	2,796,172
HP, Inc.	91,082	3,336,334
Intel Corp.	66,713	2,908,020
Intuit, Inc.	6,876	2,879,325
Marvell Technology, Inc.	46,106	2,677,836
Microsoft Corp.	10,724	2,976,124
Motorola Solutions, Inc.	13,651	2,917,082
NXP Semiconductors NV	17,864	3,052,958
Palo Alto Networks, Inc.*	5,311	2,980,958
QUALCOMM, Inc.	21,635	3,022,193
Roper Technologies, Inc.	7,001	3,289,910
Salesforce, Inc.*	15,572	2,739,738
ServiceNow, Inc.*	5,937	2,838,480
Texas Instruments, Inc.	18,020	3,067,905

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Large Cap ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Twilio, Inc., Class A*	20,061	$2,243,221
Workday, Inc., Class A*	13,807	2,853,907
Zoom Video Communications, Inc., Class A*	28,203	2,808,173
Zscaler, Inc.*	13,703	2,778,146
Total Information Technology		79,043,519
Materials — 1.1%
LyondellBasell Industries NV, Class A	32,156	3,409,501
Real Estate — 2.1%
Crown Castle International Corp.	17,911	3,317,296
Equinix, Inc.	4,458	3,205,659
Total Real Estate		6,522,955
Utilities — 1.1%
Duke Energy Corp.	29,610	3,261,838
Total Common Stocks
(Cost $304,593,802)		305,620,025

	Shares	Value
Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(a)
(Cost $539,552)	539,552	$539,552
Total Investments — 100.0%
(Cost $305,133,354)		306,159,577
Other Assets and Liabilities, Net — (0.0)%		158,994
Net Assets — 100.0%		$306,318,571

*
Non-income producing securities.

(a)
Reflects the 1-day yield at April 30, 2022.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(b)
Common Stocks	$305,620,025	$—	$—	$305,620,025
Short-Term Investment:
Money Market Fund	539,552	—	—	539,552
Total Investments in Securities	$306,159,577	$—	$—	$306,159,577

(b)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.8%
Communication Services — 2.5%
Advantage Solutions, Inc.*	63,895	$321,392
AMC Networks, Inc., Class A*	10,033	327,377
Bandwidth, Inc., Class A*	12,586	278,402
Cogent Communications Holdings, Inc.	6,145	359,482
EchoStar Corp., Class A*	16,747	391,042
EW Scripps Co. (The), Class A*	19,608	322,748
Gray Television, Inc.	18,471	342,083
Liberty Latin America Ltd., Class C*	42,508	392,774
Liberty Media Corp.-Liberty Braves, Class C*	14,606	366,757
Scholastic Corp.	10,121	372,959
Shenandoah Telecommunications Co.	17,288	349,218
World Wrestling Entertainment, Inc., Class A(a)	6,529	381,228
Yelp, Inc.*	11,950	388,733
Total Communication Services		4,594,195
Consumer Discretionary — 11.1%
Aaron’s Co., Inc. (The)	20,302	416,800
America’s Car-Mart, Inc.*	5,060	409,101
AMMO, Inc.*(a)	84,927	343,954
Arko Corp.	44,798	415,277
Asbury Automotive Group, Inc.*	2,545	467,542
Buckle, Inc. (The)(a)	12,339	383,249
Carter’s, Inc.	4,432	373,352
Cavco Industries, Inc.*	1,692	399,735
Cheesecake Factory, Inc. (The)*	10,246	378,180
Cracker Barrel Old Country Store, Inc.(a)	3,433	381,029
Denny’s Corp.*	28,487	365,203
Dorman Products, Inc.*	4,290	423,509
Ethan Allen Interiors, Inc.(a)	15,637	371,222
GoPro, Inc., Class A*	47,790	426,287
Graham Holdings Co., Class B	667	395,111
Grand Canyon Education, Inc.*	4,198	402,882
H&R Block, Inc.	15,655	408,126
Haverty Furniture Cos., Inc.	14,866	369,123
Johnson Outdoors, Inc., Class A	5,245	401,138
Laureate Education, Inc.	34,402	389,775
Leslie’s, Inc.*(a)	21,056	412,698
Levi Strauss & Co., Class A	20,631	373,627
LGI Homes, Inc.*	4,174	391,145
Lovesac Co. (The)*	7,542	330,641
Malibu Boats, Inc., Class A*	7,027	353,388
MDC Holdings, Inc.	10,773	397,631
Meritage Homes Corp.*	5,145	424,720
Monarch Casino & Resort, Inc.*	4,673	327,811
Murphy USA, Inc.	2,038	476,077
OneSpaWorld Holdings Ltd.*	39,966	401,259
OneWater Marine, Inc., Class A	11,833	386,821
Oxford Industries, Inc.	4,505	403,648
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Perdoceo Education Corp.*	35,510	$397,002
Poshmark, Inc., Class A*	32,201	355,499
Quotient Technology, Inc.*	63,895	339,282
Rush Street Interactive, Inc.*	56,073	356,064
Shift Technologies, Inc.*(a)	185,294	248,294
Shoe Carnival, Inc.	13,980	422,056
Skyline Champion Corp.*	7,429	379,176
Smith & Wesson Brands, Inc.	26,944	369,941
Standard Motor Products, Inc.	9,450	403,326
Steven Madden Ltd.	10,549	433,142
Stoneridge, Inc.*	19,636	387,026
Strategic Education, Inc.	6,142	396,773
Stride, Inc.*	11,221	440,985
Sturm Ruger & Co., Inc.	5,855	399,018
Taylor Morrison Home Corp.*	14,976	392,221
Travel + Leisure Co.	7,035	390,302
Tri Pointe Homes, Inc.*	20,302	419,642
Universal Electronics, Inc.*	13,050	384,975
Vista Outdoor, Inc.*	11,422	402,397
Vivint Smart Home, Inc.*	60,303	315,988
Winmark Corp.	1,853	376,530
Total Consumer Discretionary		20,609,700
Consumer Staples — 3.8%
Andersons, Inc. (The)	8,110	407,365
BellRing Brands, Inc.*	17,662	378,497
Central Garden & Pet Co., Class A*	9,997	413,676
Coca-Cola Consolidated, Inc.	820	362,030
Energizer Holdings, Inc.	13,252	401,403
Fresh Del Monte Produce, Inc.	15,734	409,871
John B Sanfilippo & Son, Inc.	4,886	379,349
MGP Ingredients, Inc.	4,763	435,005
Mission Produce, Inc.*	32,226	409,915
Nu Skin Enterprises, Inc., Class A	8,514	363,037
PriceSmart, Inc.	5,168	410,597
Rite Aid Corp.*	46,589	296,772
Seaboard Corp.	97	409,824
SpartanNash Co.	12,357	423,598
Sprouts Farmers Market, Inc.*(a)	12,747	379,860
TreeHouse Foods, Inc.*	12,636	398,034
Turning Point Brands, Inc.	11,987	376,272
United Natural Foods, Inc.*	9,858	423,204
Total Consumer Staples		7,078,309
Energy — 4.7%
Archrock, Inc.	44,166	384,686
Brigham Minerals, Inc., Class A	15,956	395,390
Bristow Group, Inc.*	10,994	327,841
Cactus, Inc., Class A	7,186	358,797
ChampionX Corp.	16,653	351,378
Civitas Resources, Inc.(a)	6,826	400,140
Comstock Resources, Inc.*	31,237	531,966

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Energy (continued)
Core Laboratories NV(a)	12,887	$335,062
CVR Energy, Inc.	15,962	400,167
Delek US Holdings, Inc.*	19,210	464,882
DMC Global, Inc.*	13,365	267,166
Equitrans Midstream Corp.	48,301	379,646
Gevo, Inc.*(a)	87,106	323,163
Green Plains, Inc.*	13,147	369,036
HF Sinclair Corp.*	10,230	388,945
Kosmos Energy Ltd.*	56,696	383,265
Laredo Petroleum, Inc.*(a)	5,151	366,803
Matador Resources Co.	7,695	375,670
Oasis Petroleum, Inc.	2,787	369,723
PBF Energy, Inc., Class A*	16,727	486,087
Southwestern Energy Co.*	56,856	426,420
US Silica Holdings, Inc.*	21,846	405,899
World Fuel Services Corp.	15,076	365,141
Total Energy		8,857,273
Financials — 22.3%
1st Source Corp.	8,813	381,338
A-Mark Precious Metals, Inc.	5,271	415,355
Amerant Bancorp, Inc.	12,903	343,091
American Equity Investment Life Holding Co.	10,213	385,234
Ameris Bancorp	9,291	387,435
Ares Commercial Real Estate Corp.	26,266	395,829
Argo Group International Holdings Ltd.	9,876	422,693
AssetMark Financial Holdings, Inc.*	18,322	352,332
Associated Banc-Corp.	17,910	357,304
Atlantic Union Bankshares Corp.	11,110	375,296
Axis Capital Holdings Ltd.	6,742	386,519
Banc of California, Inc.	21,056	379,850
Bancorp, Inc. (The)*	14,389	326,486
Bank of Hawaii Corp.	4,858	361,144
BankUnited, Inc.	9,272	348,071
Banner Corp.	6,966	374,074
Berkshire Hills Bancorp, Inc.	14,071	348,117
Blucora, Inc.*	20,853	422,273
Brighthouse Financial, Inc.*	7,892	405,333
Cannae Holdings, Inc.*	17,042	381,741
CBTX, Inc.	13,151	375,066
Chimera Investment Corp.	33,858	339,257
CNO Financial Group, Inc.	16,247	392,203
Columbia Banking System, Inc.	12,632	354,707
Community Trust Bancorp, Inc.	9,895	393,920
ConnectOne Bancorp, Inc.	12,735	354,797
Cowen, Inc., Class A	15,043	343,733
CrossFirst Bankshares, Inc.*	25,865	331,331
CVB Financial Corp.	17,563	404,300
Diamond Hill Investment Group, Inc.	2,177	366,541
Dime Community Bancshares, Inc.	11,792	370,740
Eagle Bancorp, Inc.	7,150	360,002
	Shares	Value
Common Stocks (continued)
Financials (continued)
Employers Holdings, Inc.	9,938	$390,961
Enova International, Inc.*	10,736	401,526
Enstar Group Ltd.*	1,560	367,770
Enterprise Financial Services Corp.	8,617	380,613
FB Financial Corp.	9,178	353,628
Federated Hermes, Inc.(a)	11,968	340,849
First BankCorp	9,760	365,610
First Foundation, Inc.	16,783	372,918
First Interstate BancSystem, Inc., Class A	11,087	360,549
First Merchants Corp.	9,800	384,062
FirstCash Holdings, Inc.	5,796	462,405
Flushing Financial Corp.	18,239	392,138
FNB Corp.	32,742	377,188
Fulton Financial Corp.	24,528	372,090
German American Bancorp, Inc.	10,731	376,658
Great Southern Bancorp, Inc.	6,908	391,960
Hanmi Financial Corp.	16,565	383,480
HarborOne Bancorp, Inc.	29,077	389,341
Heartland Financial USA, Inc.	8,523	373,052
Heritage Commerce Corp.	36,235	406,919
Heritage Financial Corp.	16,266	393,963
Hilltop Holdings, Inc.	13,866	353,444
Home BancShares, Inc.	18,037	389,960
HomeStreet, Inc.	8,605	349,277
Hope Bancorp, Inc.	25,351	362,519
Horace Mann Educators Corp.	9,745	388,338
Houlihan Lokey, Inc.	4,643	386,715
Independent Bank Corp.	4,991	385,106
Independent Bank Group, Inc.(a)	5,729	388,426
Kinsale Capital Group, Inc.	1,787	396,160
Lakeland Bancorp, Inc.	24,410	366,882
Merchants Bancorp	14,888	350,166
Meta Financial Group, Inc.	7,424	324,058
MGIC Investment Corp.	30,086	392,923
Midland States Bancorp, Inc.	14,125	372,335
Moelis & Co., Class A	8,682	384,265
National Bank Holdings Corp., Class A	10,121	369,518
NBT Bancorp, Inc.	11,284	397,197
New York Mortgage Trust, Inc.	111,685	359,626
Nicolet Bankshares, Inc.*	4,356	354,491
Northfield Bancorp, Inc.	28,388	371,599
OFG Bancorp	15,302	406,727
Old National Bancorp	24,887	377,287
Oportun Financial Corp.*	28,388	329,017
Origin Bancorp, Inc.	9,640	363,235
PacWest Bancorp	9,452	310,876
Peapack-Gladstone Financial Corp.	11,730	363,513
PennyMac Financial Services, Inc.	7,663	372,115
Peoples Bancorp, Inc.	13,019	356,981
Piper Sandler Cos.	3,107	357,243
PJT Partners, Inc., Class A	6,458	426,163

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Financials (continued)
Preferred Bank	5,502	$369,294
Premier Financial Corp.	13,440	356,698
Provident Financial Services, Inc.	17,421	385,527
QCR Holdings, Inc.	7,204	391,105
Regional Management Corp.	8,393	361,319
Republic Bancorp, Inc., Class A	9,072	378,121
S&T Bancorp, Inc.	13,781	389,451
Safety Insurance Group, Inc.	4,486	385,975
Sandy Spring Bancorp, Inc.	9,076	356,415
Sculptor Capital Management, Inc.	29,265	306,112
Seacoast Banking Corp. of Florida	11,641	378,332
Selectquote, Inc.*	146,112	300,991
ServisFirst Bancshares, Inc.	4,279	343,689
Simmons First National Corp., Class A	15,547	371,107
StepStone Group, Inc., Class A	12,332	315,946
Texas Capital Bancshares, Inc.*	7,113	365,324
Tompkins Financial Corp.	5,209	380,257
Towne Bank	13,616	375,393
TriCo Bancshares	10,183	382,372
Trustmark Corp.	13,414	373,982
UMB Financial Corp.	4,196	378,395
United Bankshares, Inc.	11,687	388,710
United Community Banks, Inc.	11,714	353,060
United Fire Group, Inc.	13,120	384,285
Virtu Financial, Inc., Class A	10,953	316,323
Virtus Investment Partners, Inc.	1,700	301,172
Washington Federal, Inc.	12,420	377,941
Wintrust Financial Corp.	4,388	383,160
WSFS Financial Corp.	8,744	350,372
Total Financials		41,580,782
Health Care — 12.8%
ACADIA Pharmaceuticals, Inc.*	16,831	310,364
AdaptHealth Corp.*	25,431	321,957
Addus HomeCare Corp.*	4,369	368,219
Aerie Pharmaceuticals, Inc.*	44,798	318,514
Aligos Therapeutics, Inc.*	189,605	223,734
Allakos, Inc.*(a)	71,517	269,619
Allscripts Healthcare Solutions, Inc.*	18,102	373,987
ALX Oncology Holdings, Inc.*	24,122	308,279
Amneal Pharmaceuticals, Inc.*	97,758	377,346
Amphastar Pharmaceuticals, Inc.*	11,355	402,762
Antares Pharma, Inc.*	99,427	553,311
Arcturus Therapeutics Holdings, Inc.*(a)	15,120	293,026
Atea Pharmaceuticals, Inc.*	56,461	331,426
Avanos Medical, Inc.*	12,168	354,819
Avidity Biosciences, Inc.*	22,071	315,615
Axogen, Inc.*	51,342	371,716
Bioventus, Inc., Class A*(a)	28,912	347,811
Cara Therapeutics, Inc.*	33,551	292,565
CareDx, Inc.*	11,020	335,449
Catalyst Pharmaceuticals, Inc.*	49,174	374,706
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Certara, Inc.*	18,977	$348,228
Collegium Pharmaceutical, Inc.*	20,021	322,338
Corcept Therapeutics, Inc.*	18,102	389,374
Cross Country Healthcare, Inc.*	18,812	352,537
Eagle Pharmaceuticals, Inc.*	8,238	363,543
Ensign Group, Inc. (The)	4,529	363,815
HealthStream, Inc.*	20,464	390,862
ICU Medical, Inc.*	1,832	392,030
IGM Biosciences, Inc.*(a)	15,252	255,319
Immunovant, Inc.*	73,983	341,062
Inhibrx, Inc.*	18,297	290,007
Innoviva, Inc.*(a)	21,067	359,403
Inogen, Inc.*	12,575	317,896
Integer Holdings Corp.*	5,059	380,285
Ironwood Pharmaceuticals, Inc.*(a)	32,404	388,848
Karyopharm Therapeutics, Inc.*	55,313	337,409
Kronos Bio, Inc.*	56,384	266,696
MeiraGTx Holdings PLC*	29,433	302,866
Meridian Bioscience, Inc.*	15,702	401,814
Merit Medical Systems, Inc.*	6,127	379,935
ModivCare, Inc.*	3,532	367,222
Morphic Holding, Inc.*(a)	10,153	307,737
Myriad Genetics, Inc.*	16,176	331,608
National HealthCare Corp.	5,805	395,088
Natus Medical, Inc.*	15,512	516,084
Nektar Therapeutics*	75,632	312,360
NextGen Healthcare, Inc.*	19,496	367,500
Olema Pharmaceuticals, Inc.*	95,692	244,015
OPKO Health, Inc.*	118,504	319,961
Orthofix Medical, Inc.*	12,467	386,477
Owens & Minor, Inc.	9,260	328,637
Passage Bio, Inc.*	131,501	256,427
Patterson Cos., Inc.	12,594	387,517
Phreesia, Inc.*	15,464	353,816
Prelude Therapeutics, Inc.*(a)	59,080	271,177
Prestige Consumer Healthcare, Inc.*	7,700	420,882
Rocket Pharmaceuticals, Inc.*	25,703	264,227
Rubius Therapeutics, Inc.*	73,983	122,812
SeaSpine Holdings Corp.*	33,524	312,108
SI-BONE, Inc.*	18,037	360,379
Silk Road Medical, Inc.*	9,874	346,084
Silverback Therapeutics, Inc.*	116,139	361,192
Sorrento Therapeutics, Inc.*(a)	174,958	264,187
Supernus Pharmaceuticals, Inc.*	12,613	351,903
Surmodics, Inc.*	8,993	347,669
Sutro Biopharma, Inc.*	49,593	298,054
Turning Point Therapeutics, Inc.*	15,183	446,988
uniQure NV*	22,559	337,032
Varex Imaging Corp.*	19,148	380,088
Xencor, Inc.*	15,280	381,694
Total Health Care		23,930,417

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Industrials — 17.5%
AAR Corp.*	8,417	$395,431
ABM Industries, Inc.	8,855	427,431
Air Transport Services Group, Inc.*	12,186	381,422
Alamo Group, Inc.	2,835	358,457
Allegiant Travel Co.*	2,509	389,372
Ameresco, Inc., Class A*	5,128	258,656
API Group Corp.*	19,384	359,767
Applied Industrial Technologies, Inc.	3,971	415,724
Arcosa, Inc.	7,121	381,187
Array Technologies, Inc.*	36,172	236,203
Astec Industries, Inc.	9,480	370,668
Atlas Air Worldwide Holdings, Inc.*	4,719	325,328
AZZ, Inc.	8,450	385,658
Barnes Group, Inc.	10,143	340,602
Barrett Business Services, Inc.	5,262	378,706
Blue Bird Corp.*	21,660	347,210
BrightView Holdings, Inc.*	29,951	379,180
Brink’s Co. (The)	5,994	353,346
CBIZ, Inc.*	9,713	406,878
Cimpress PLC*	6,411	323,820
Columbus McKinnon Corp.	9,614	340,816
Comfort Systems USA, Inc.	4,579	386,559
CRA International, Inc.	4,837	398,424
Deluxe Corp.	13,480	365,038
Douglas Dynamics, Inc.	11,785	364,864
Ducommun, Inc.*	7,782	397,427
Encore Wire Corp.	3,575	403,296
EnPro Industries, Inc.	4,172	388,872
Evoqua Water Technologies Corp.*	8,677	361,744
Federal Signal Corp.	12,078	411,014
Forrester Research, Inc.*	7,226	402,416
Franklin Electric Co., Inc.	4,909	343,335
Genco Shipping & Trading Ltd.	17,259	380,216
GEO Group, Inc. (The)*	61,672	402,718
Global Industrial Co.	12,648	390,317
Gorman-Rupp Co. (The)	11,361	361,961
Granite Construction, Inc.	12,428	368,490
Great Lakes Dredge & Dock Corp.*	29,056	401,263
Greenbrier Cos., Inc. (The)(a)	7,915	338,050
Heidrick & Struggles International, Inc.	10,299	329,156
Heritage-Crystal Clean, Inc.*	13,768	375,866
Hillenbrand, Inc.	9,229	376,728
HNI Corp.	11,002	392,111
Hub Group, Inc., Class A*	5,279	354,538
Huron Consulting Group, Inc.*	8,898	460,738
Hyster-Yale Materials Handling, Inc.	12,275	377,088
ICF International, Inc.	4,330	427,847
IES Holdings, Inc.*	10,141	297,131
Insteel Industries, Inc.	11,020	467,468
JetBlue Airways Corp.*	27,267	300,210
John Bean Technologies Corp.	3,440	405,542
Kadant, Inc.	2,099	388,315
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Kaman Corp.	9,375	$365,719
KAR Auction Services, Inc.*	22,584	331,081
Kelly Services, Inc., Class A	18,795	362,556
Kforce, Inc.	5,511	386,046
Kirby Corp.*	5,646	368,119
Korn Ferry	6,278	385,720
Marten Transport Ltd.	22,954	398,941
Matson, Inc.	3,380	290,748
Matthews International Corp., Class A	12,598	375,546
McGrath RentCorp	4,797	400,358
Moog, Inc., Class A	4,643	370,836
MSC Industrial Direct Co., Inc., Class A	4,784	396,402
Mueller Industries, Inc.	7,525	407,479
MYR Group, Inc.*	4,335	342,855
Parsons Corp.*	10,533	388,984
PGT Innovations, Inc.*	22,672	402,881
Primoris Services Corp.	17,115	396,726
Quanex Building Products Corp.	19,421	373,272
Rush Enterprises, Inc., Class A	8,008	407,447
Ryder System, Inc.	5,139	359,216
Schneider National, Inc., Class B	15,987	377,773
Shoals Technologies Group, Inc., Class A*	23,924	238,762
SP Plus Corp.*	12,999	370,472
SPX Corp.*	8,251	345,717
Sterling Construction Co., Inc.*	15,210	348,157
Terex Corp.	11,432	388,688
Thermon Group Holdings, Inc.*	25,163	377,445
Triton International Ltd.	5,809	354,872
TrueBlue, Inc.*	14,111	360,818
Tutor Perini Corp.*	37,745	349,896
UFP Industries, Inc.	5,283	408,746
Univar Solutions, Inc.*	12,684	369,358
VSE Corp.	8,845	383,077
Wabash National Corp.	27,469	393,081
Watts Water Technologies, Inc., Class A	2,920	372,183
Werner Enterprises, Inc.	9,942	394,001
Total Industrials		32,718,582
Information Technology — 11.5%
A10 Networks, Inc.	29,222	417,290
ACI Worldwide, Inc.*	12,946	357,568
ACM Research, Inc., Class A*	19,703	297,712
Advanced Energy Industries, Inc.	4,737	362,475
Alarm.com Holdings, Inc.*	6,135	374,726
Appfolio, Inc., Class A*	3,601	374,000
Avaya Holdings Corp.*	32,174	297,609
Avnet, Inc.	10,043	438,477
Belden, Inc.	7,358	379,893
Benchmark Electronics, Inc.	16,279	386,789
Box, Inc., Class A*	14,028	429,537
BTRS Holdings, Inc., Class 1*	54,500	366,240

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Cambium Networks Corp.*	17,245	$263,331
Cass Information Systems, Inc.	11,045	427,552
ChannelAdvisor Corp.*	24,603	356,989
Cirrus Logic, Inc.*	4,807	364,370
CSG Systems International, Inc.	6,413	394,207
Diodes, Inc.*	4,686	342,218
Domo, Inc., Class B*	8,061	333,887
DZS, Inc.*	29,392	355,349
Envestnet, Inc.*	5,476	436,109
ePlus, Inc.*	7,271	410,666
Evo Payments, Inc., Class A*	17,655	397,767
ExlService Holdings, Inc.*	2,845	387,347
FormFactor, Inc.*	9,699	369,629
Grid Dynamics Holdings, Inc.*	28,953	403,026
Hackett Group, Inc. (The)	17,677	415,233
Insight Enterprises, Inc.*	3,799	377,507
InterDigital, Inc.	6,390	363,271
International Money Express, Inc.*	19,779	393,009
Itron, Inc.*	7,738	369,722
Knowles Corp.*	18,934	350,658
LiveRamp Holdings, Inc.*	10,902	341,451
NETGEAR, Inc.*	16,517	358,419
NetScout Systems, Inc.*	12,708	391,406
Onto Innovation, Inc.*	4,691	333,718
PC Connection, Inc.	7,782	385,131
Photronics, Inc.*	24,023	360,105
Plexus Corp.*	4,984	404,402
Progress Software Corp.	8,657	415,363
Rackspace Technology, Inc.*(a)	36,528	361,262
Rambus, Inc.*	12,782	318,400
Ribbon Communications, Inc.*	131,924	455,138
Sailpoint Technologies Holdings, Inc.*	7,965	508,406
Sanmina Corp.*	10,085	412,376
ScanSource, Inc.*	11,717	401,190
Semtech Corp.*	5,878	350,329
SMART Global Holdings, Inc.*(a)	15,782	357,620
Super Micro Computer, Inc.*	10,709	450,849
TTM Technologies, Inc.*	27,505	383,695
Unisys Corp.*	18,865	268,072
Upland Software, Inc.*	23,148	345,368
Veeco Instruments, Inc.*(a)	14,992	343,617
Viasat, Inc.*	8,354	307,511
Vishay Intertechnology, Inc.	20,798	387,467
Xerox Holdings Corp.	20,211	351,671
Xperi Holding Corp.	23,537	367,177
Total Information Technology		21,354,306
Materials — 4.4%
Avient Corp.	8,493	418,195
Cabot Corp.	5,959	392,400
Chase Corp.	4,690	395,648
Commercial Metals Co.	9,795	401,595
	Shares	Value
Common Stocks (continued)
Materials (continued)
Gatos Silver, Inc.*	94,364	$318,950
Greif, Inc., Class A	6,266	380,221
Hawkins, Inc.	8,881	331,084
Ingevity Corp.*	6,362	381,084
Innospec, Inc.	4,405	419,841
Kronos Worldwide, Inc.	26,266	399,769
Materion Corp.	4,755	404,888
Minerals Technologies, Inc.	6,163	392,028
Myers Industries, Inc.	18,874	413,907
Orion Engineered Carbons SA	25,527	385,458
Schweitzer-Mauduit International, Inc.	14,824	372,972
Silgan Holdings, Inc.	8,817	391,210
Stepan Co.	4,125	421,204
Summit Materials, Inc., Class A*	13,124	364,847
SunCoke Energy, Inc.	45,753	380,665
Trinseo PLC(a)	8,507	403,657
Worthington Industries, Inc.	7,930	377,230
Total Materials		8,146,853
Real Estate — 6.1%
Alexander & Baldwin, Inc.	17,580	372,696
CatchMark Timber Trust, Inc., Class A	49,714	408,152
Chatham Lodging Trust*	29,561	424,496
Corporate Office Properties Trust	14,283	381,213
DiamondRock Hospitality Co.*	40,362	428,644
Diversified Healthcare Trust	127,392	286,632
EPR Properties	7,452	391,379
Essential Properties Realty Trust, Inc.	16,113	386,712
Forestar Group, Inc.*	22,954	374,380
Franklin Street Properties Corp.	69,094	356,525
Hudson Pacific Properties, Inc.	14,691	342,007
Independence Realty Trust, Inc.	15,418	420,295
iStar, Inc.	17,413	293,235
JBG SMITH Properties	13,950	367,722
Marcus & Millichap, Inc.	7,738	346,585
Necessity Retail REIT, Inc. (The)	51,536	384,974
Office Properties Income Trust	15,844	342,547
Outfront Media, Inc.	14,339	367,078
Paramount Group, Inc.	37,365	355,341
Piedmont Office Realty Trust, Inc., Class A	23,674	381,151
PotlatchDeltic Corp.	7,731	428,220
Rafael Holdings, Inc., Class B*	162,409	349,179
Retail Opportunity Investments Corp.	21,024	391,677
RLJ Lodging Trust	28,953	405,921
Service Properties Trust	46,166	374,868
St Joe Co. (The)	6,882	366,191
Sunstone Hotel Investors, Inc.*	34,605	423,911
Uniti Group, Inc.	29,627	367,079
Urstadt Biddle Properties, Inc., Class A	21,673	376,027
Xenia Hotels & Resorts, Inc.*	21,133	407,656
Total Real Estate		11,302,493

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Utilities — 3.1%
ALLETE, Inc.	6,086	$361,143
Avista Corp.	9,028	366,266
Black Hills Corp.	5,292	387,586
California Water Service Group	6,877	356,710
Hawaiian Electric Industries, Inc.	9,634	396,054
Montauk Renewables, Inc.*	36,398	413,481
Northwest Natural Holding Co.	7,881	376,948
NorthWestern Corp.	6,740	382,091
ONE Gas, Inc.	4,621	389,874
Otter Tail Corp.	6,523	378,073
Portland General Electric Co.	7,391	349,816
SJW Group	5,858	345,622
Southwest Gas Holdings, Inc.	5,208	458,877
Spire, Inc.	5,681	413,293
Unitil Corp.	8,173	416,823
Total Utilities		5,792,657
Total Common Stocks (Cost $196,234,166)		185,965,567
Short-Term Investments — 1.2%
Money Market Funds — 1.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)	1,942,144	1,942,144
	Shares	Value
Short-Term Investments (continued)
Money Market Funds (continued)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)	338,717	$338,717
Total Short-Term Investments (Cost $2,280,861)		2,280,861
Total Investments — 101.0% (Cost $198,515,027)		188,246,428
Other Assets and Liabilities, Net — (1.0)%		(1,937,990)
Net Assets — 100.0%		$186,308,438

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $6,599,169; total market value of collateral held by the Fund was $7,073,105. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $5,130,961.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$185,965,567	$—	$—	$185,965,567
Short-Term Investments:
Money Market Funds	2,280,861	—	—	2,280,861
Total Investments in Securities	$188,246,428	$—	$—	$188,246,428

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ 500 International ETF

April 30, 2022
	Shares	Value
Common Stocks — 98.5%
Australia — 5.2%
AGL Energy Ltd.	21,338	$131,622
Ampol Ltd.	10,296	247,676
Australia & New Zealand Banking Group Ltd.	9,109	176,722
BHP Group Ltd.	37,003	1,262,482
BlueScope Steel Ltd.	12,230	178,519
Coles Group Ltd.	34,354	456,536
Commonwealth Bank of Australia	3,247	239,702
CSL Ltd.	1,181	229,375
Downer EDI Ltd.	56,133	221,794
Endeavour Group Ltd.	23,245	128,849
Fortescue Metals Group Ltd.	23,148	355,817
Glencore PLC*	470,884	2,939,995
Metcash Ltd.	73,184	249,120
National Australia Bank Ltd.	9,012	208,975
Origin Energy Ltd.	48,445	235,484
Ramsay Health Care Ltd.	6,146	354,261
Rio Tinto PLC	14,843	1,063,329
Sonic Healthcare Ltd.	9,430	246,144
Telstra Corp., Ltd.	110,539	317,361
Viva Energy Group Ltd.	138,253	276,082
Wesfarmers Ltd.	9,971	350,114
Westpac Banking Corp.	11,006	186,697
Woolworths Group Ltd.	23,435	641,350
Worley Ltd.	26,246	259,446
Total Australia		10,957,452
Austria — 0.3%
Mondi PLC(a)	7,456	141,350
OMV AG	6,710	347,566
voestalpine AG	6,347	167,796
Total Austria		656,712
Belgium — 0.8%
Anheuser-Busch InBev SA	17,333	1,013,016
Etablissements Franz Colruyt NV	3,231	119,061
Solvay SA	2,027	193,652
Umicore SA	8,576	334,116
Total Belgium		1,659,845
Canada — 7.2%
Alimentation Couche-Tard, Inc.	22,440	1,004,142
Bank of Montreal(a)	2,432	259,194
Bank of Nova Scotia (The)	4,093	260,526
BCE, Inc.	8,313	444,253
Brookfield Asset Management Reinsurance Partners Ltd., Class A*	68	3,419
Brookfield Asset Management, Inc., Class A	10,527	527,812
Canadian Imperial Bank of Commerce	1,764	196,020
Canadian National Railway Co.	2,420	286,071
Canadian Natural Resources Ltd.	7,950	494,585
Canadian Pacific Railway Ltd.	2,449	180,065
Canadian Tire Corp., Ltd., Class A	1,418	196,327
Cenovus Energy, Inc.	24,381	453,072
CGI, Inc.*	3,298	264,346
Empire Co., Ltd., Class A	10,560	350,582
	Shares	Value
Common Stocks (continued)
Canada (continued)
Enbridge, Inc.	21,832	$957,632
George Weston Ltd.	7,635	954,756
Great-West Lifeco, Inc.	12,288	340,743
Imperial Oil Ltd.	10,931	553,200
Loblaw Cos., Ltd.	11,331	1,041,826
Magna International, Inc.	5,556	336,564
Manulife Financial Corp.	20,160	396,244
Metro, Inc.	5,158	284,970
Nutrien Ltd.	8,066	796,723
Parkland Corp.	7,560	215,848
Power Corp. of Canada	13,044	385,793
Restaurant Brands International, Inc.	3,036	174,338
Rogers Communications, Inc., Class B	5,022	274,981
Royal Bank of Canada	3,812	387,001
Saputo, Inc.	6,993	150,251
Shaw Communications, Inc., Class B	6,678	199,914
SNC-Lavalin Group, Inc.	7,907	176,756
Sun Life Financial, Inc.	4,430	221,526
Suncor Energy, Inc.	15,312	553,271
TC Energy Corp.	5,923	314,908
Teck Resources Ltd., Class B	8,879	352,089
TELUS Corp.	12,540	315,352
Thomson Reuters Corp.	2,395	240,690
Toronto-Dominion Bank (The)	4,780	347,041
WSP Global, Inc.	1,990	233,279
Total Canada		15,126,110
Denmark — 0.9%
Carlsberg A/S, Class B	1,202	154,850
Danske Bank A/S(a)	10,096	156,209
DSV A/S	2,281	378,479
ISS A/S*(a)	16,823	281,405
Novo Nordisk A/S, Class B	6,782	781,277
Vestas Wind Systems A/S(a)	7,206	186,831
Total Denmark		1,939,051
Finland — 1.1%
Fortum OYJ	37,352	626,533
Kesko OYJ, Class B	6,717	170,279
Kone OYJ, Class B	2,493	121,217
Neste OYJ	4,487	195,023
Nokia OYJ*	127,741	656,352
Stora Enso OYJ, Class R	11,567	230,569
UPM-Kymmene OYJ(a)	6,211	216,488
Total Finland		2,216,461
France — 12.0%
Air France-KLM*(a)	48,866	203,834
Air Liquide SA	3,526	615,026
Airbus SE	9,244	1,029,224
Arkema SA	1,750	201,509
Atos SE	4,475	110,469
AXA SA	31,529	846,840
BNP Paribas SA	11,603	608,420
Bollore SE	166,927	787,167
Bouygues SA(a)	21,793	755,241
Bureau Veritas SA	6,672	193,070
Capgemini SE	2,721	562,910

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
France (continued)
Carrefour SA	68,618	$1,459,357
Casino Guichard Perrachon SA*(a)	15,943	280,879
Cie de Saint-Gobain	11,361	675,133
Cie Generale des Etablissements Michelin	2,057	258,343
CNP Assurances(a)	14,845	326,997
Credit Agricole SA	23,470	256,907
Danone SA(a)	7,185	436,902
Dassault Systemes SE	4,179	187,522
Eiffage SA	4,934	491,573
Electricite de France SA	109,513	1,003,271
Elior Group SA*	24,048	74,536
Engie SA(a)	68,807	821,843
EssilorLuxottica SA	2,101	363,055
Faurecia SE	5,023	111,650
Kering SA	441	238,712
Korian SA	6,217	131,829
Legrand SA	2,153	192,516
L’Oreal SA(a)	1,660	611,001
LVMH Moet Hennessy Louis Vuitton SE(a)	1,699	1,110,370
Orange SA	79,205	945,704
Orpea	1,865	67,052
Pernod Ricard SA	1,041	217,060
Publicis Groupe SA	6,045	367,198
Renault SA*	12,748	317,049
Rexel SA*	15,305	317,108
Safran SA	3,178	345,925
Sanofi(a)	8,664	924,796
SCOR SE	4,710	134,158
Societe Generale SA	12,209	298,428
Sodexo SA	5,048	384,068
SPIE SA	8,881	211,365
Teleperformance	601	217,281
Thales SA	4,430	570,160
TotalEnergies SE	48,449	2,413,736
Valeo	8,308	153,423
Veolia Environnement SA	23,511	692,003
Vinci SA	15,204	1,489,107
Vivendi SE(a)	16,674	192,789
Total France		25,204,516
Germany — 10.5%
adidas AG	1,285	262,610
Allianz SE	3,927	895,673
Aurubis AG	3,421	393,922
BASF SE*	21,255	1,130,344
Bayer AG*	14,084	934,565
Bayerische Motoren Werke AG	14,662	1,214,370
Bechtle AG	3,210	150,085
Beiersdorf AG	1,634	165,174
Brenntag SE	3,369	262,793
Continental AG*	4,746	330,549
Covestro AG	4,238	184,603
Deutsche Bank AG*	21,575	219,094
Deutsche Lufthansa AG*	53,127	400,900
Deutsche Post AG	40,120	1,731,926
Deutsche Telekom AG	104,712	1,940,891
E.ON SE	104,478	1,094,478
	Shares	Value
Common Stocks (continued)
Germany (continued)
Evonik Industries AG	8,922	$235,401
Fresenius Medical Care AG & Co. KGaA	9,766	612,390
Fresenius SE & Co. KGaA	18,705	666,972
Hannover Rueck SE	1,211	190,227
HeidelbergCement AG	4,514	263,151
HOCHTIEF AG	6,522	400,026
Infineon Technologies AG	6,627	191,908
KION Group AG	1,795	100,855
LANXESS AG	2,365	92,538
Mercedes-Benz Group AG*	20,456	1,448,025
Merck KGaA	2,450	457,351
METRO AG*	46,547	411,499
Muenchener Rueckversicherungs- Gesellschaft AG	1,748	419,154
ProSiebenSat.1 Media SE	9,170	106,558
Rheinmetall AG	1,835	415,818
RWE AG	6,970	291,106
Salzgitter AG*	6,128	257,426
SAP SE	8,231	847,144
Siemens AG	6,061	753,093
Siemens Healthineers AG	11,696	632,483
Softwareone Holding AG*	7,726	105,863
Talanx AG	8,107	340,390
Telefonica Deutschland Holding AG	63,066	190,879
thyssenkrupp AG*	43,993	342,510
TUI AG*(a)	58,556	169,309
Uniper SE	22,977	594,356
United Internet AG	4,977	161,348
Vitesco Technologies Group AG*	939	38,178
Total Germany		22,047,935
Hong Kong — 0.6%
AIA Group Ltd.	27,001	267,561
Cathay Pacific Airways Ltd.*(a)	185,524	186,324
CLP Holdings Ltd.	21,444	209,079
Dairy Farm International Holdings Ltd.	41,037	111,621
Nine Dragons Paper Holdings Ltd.	140,046	124,408
WH Group Ltd.	473,451	328,863
Yue Yuen Industrial Holdings Ltd.*	72,497	106,812
Total Hong Kong		1,334,668
Ireland — 0.5%
CRH PLC	12,040	486,362
Flutter Entertainment PLC*	961	98,091
Kerry Group PLC, Class A	1,324	146,659
Smurfit Kappa Group PLC	4,924	210,993
Total Ireland		942,105
Israel — 0.1%
Teva Pharmaceutical Industries Ltd.*	32,213	287,373
Italy — 2.5%
Assicurazioni Generali SpA	30,749	587,141
Atlantia SpA*	12,015	289,376
Enel SpA	172,681	1,132,735
Eni SpA	77,918	1,100,655
Hera SpA	43,935	164,818
Intesa Sanpaolo SpA	131,341	270,854

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Italy (continued)
Leonardo SpA*	42,307	$438,464
Poste Italiane SpA	62,312	616,474
Prysmian SpA	5,979	196,922
Saipem SpA*(a)	80,586	91,986
Telecom Italia SpA	681,596	199,968
UniCredit SpA	20,744	194,876
Total Italy		5,284,269
Japan — 30.3%
Aeon Co., Ltd.	35,953	685,011
AGC, Inc.	6,802	256,729
Air Water, Inc.	9,850	130,842
Aisin Corp.	12,042	351,333
Ajinomoto Co., Inc.	9,122	238,329
Alfresa Holdings Corp.	22,438	306,713
ANA Holdings, Inc.*	9,162	173,502
Asahi Group Holdings Ltd.	7,799	292,733
Asahi Kasei Corp.	35,329	292,181
Astellas Pharma, Inc.	17,380	265,341
Benesse Holdings, Inc.	7,797	137,091
Bridgestone Corp.	8,870	326,361
Brother Industries Ltd.	7,401	129,329
Canon, Inc.	26,186	605,334
Central Japan Railway Co.	1,636	207,215
Chubu Electric Power Co., Inc.	32,933	333,499
Chugai Pharmaceutical Co., Ltd.	4,740	142,793
Chugoku Electric Power Co., Inc. (The)	17,310	114,100
COMSYS Holdings Corp.	5,375	112,304
Cosmo Energy Holdings Co., Ltd.	15,241	377,614
CyberAgent, Inc.	10,511	112,444
Dai Nippon Printing Co., Ltd.	15,496	325,205
Dai-ichi Life Holdings, Inc.	24,159	485,660
Daiichi Sankyo Co., Ltd.	6,975	175,613
Daikin Industries Ltd.	1,947	301,232
Daiwabo Holdings Co., Ltd.	10,182	132,894
Denso Corp.	9,212	565,760
Dentsu Group, Inc.	7,980	289,795
East Japan Railway Co.	5,581	293,739
Eisai Co., Ltd.	2,461	107,588
Electric Power Development Co., Ltd.	9,329	128,673
ENEOS Holdings, Inc.(a)	279,101	982,756
Fast Retailing Co., Ltd.	408	189,451
Fuji Media Holdings, Inc.	15,355	132,976
FUJIFILM Holdings Corp.	4,367	241,776
Fujitsu Ltd.	5,577	804,309
Hakuhodo DY Holdings, Inc.	18,711	222,406
Hankyu Hanshin Holdings, Inc.	4,944	131,079
Hino Motors Ltd.	25,059	130,363
Hitachi Ltd.	26,406	1,237,552
Hitachi Transport System Ltd.	5,059	333,466
Honda Motor Co., Ltd.	41,901	1,105,739
Idemitsu Kosan Co., Ltd.	26,690	701,447
IHI Corp.	9,263	211,914
Inpex Corp.	23,160	273,859
Isuzu Motors Ltd.	20,611	241,331
ITOCHU Corp.	56,744	1,722,116
Japan Airlines Co., Ltd.*	7,523	124,899
Japan Post Bank Co., Ltd.	16,450	124,683
	Shares	Value
Common Stocks (continued)
Japan (continued)
Japan Post Holdings Co., Ltd.	69,992	$492,418
Japan Post Insurance Co., Ltd.	12,267	199,306
Japan Tobacco, Inc.	19,867	340,956
JFE Holdings, Inc.	45,628	561,722
JTEKT Corp.	20,075	140,537
Kajima Corp.	30,583	342,277
Kansai Electric Power Co., Inc. (The)	42,263	371,873
Kao Corp.	3,742	151,084
Kawasaki Heavy Industries Ltd.	8,959	159,597
Kawasaki Kisen Kaisha Ltd.	7,307	386,330
KDDI Corp.	37,212	1,245,091
Kinden Corp.	9,886	117,356
Kintetsu Group Holdings Co., Ltd.	4,734	136,473
Kirin Holdings Co., Ltd.	15,260	223,847
Kobe Steel Ltd.	47,521	207,235
Komatsu Ltd.	10,873	245,138
Konica Minolta, Inc.	36,549	128,074
Kubota Corp.	12,435	212,929
Kyocera Corp.	4,551	241,074
Kyushu Electric Power Co., Inc.	32,145	202,209
Lixil Corp.	6,740	119,339
Marubeni Corp.(a)	131,402	1,442,724
Mazda Motor Corp.	38,044	272,792
Medipal Holdings Corp.	26,529	435,939
MEIJI Holdings Co., Ltd.	3,213	160,452
MINEBEA MITSUMI, Inc.	6,354	123,588
Mitsubishi Chemical Holdings Corp.	76,439	467,861
Mitsubishi Corp.	64,383	2,178,070
Mitsubishi Electric Corp.	51,515	543,937
Mitsubishi Heavy Industries Ltd.	15,054	515,317
Mitsubishi Materials Corp.	9,290	145,775
Mitsubishi Motors Corp.*	69,169	174,578
Mitsubishi UFJ Financial Group, Inc.	74,480	433,624
Mitsui & Co., Ltd.	59,405	1,444,317
Mitsui Chemicals, Inc.	7,362	169,049
Mitsui OSK Lines Ltd.	19,496	461,969
Mizuho Financial Group, Inc.	16,989	206,986
MS&AD Insurance Group Holdings, Inc.	10,337	309,647
Murata Manufacturing Co., Ltd.	4,536	272,874
NEC Corp.	11,260	438,893
NH Foods Ltd.	4,532	143,593
Nidec Corp.	1,999	131,749
Nintendo Co., Ltd.	384	177,566
Nippon Express Holdings, Inc.	5,501	324,387
Nippon Paint Holdings Co., Ltd.(a)	11,856	95,079
Nippon Paper Industries Co., Ltd.	16,524	131,621
Nippon Sanso Holdings Corp.	9,691	174,806
Nippon Steel Corp.	47,180	753,620
Nippon Telegraph & Telephone Corp.	92,526	2,747,357
Nippon Yusen K.K.	9,341	682,046
Nissan Motor Co., Ltd.*	136,907	546,318
Nitto Denko Corp.	2,234	150,876
Nomura Research Institute Ltd.	5,782	165,570
NTT Data Corp.	34,267	635,563
Obayashi Corp.	44,549	308,088
Oji Holdings Corp.	40,151	190,900
Olympus Corp.	7,918	141,113
Omron Corp.	2,088	124,513

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Japan (continued)
ORIX Corp.	11,061	$202,677
Osaka Gas Co., Ltd.	11,458	207,387
Otsuka Corp.	5,167	170,492
Otsuka Holdings Co., Ltd.	6,622	222,999
Pan Pacific International Holdings Corp.	10,927	169,606
Panasonic Holdings Corp.	55,977	501,399
Persol Holdings Co., Ltd.	13,119	262,664
Rakuten Group, Inc.	31,398	222,471
Recruit Holdings Co., Ltd.	10,994	408,838
Renesas Electronics Corp.*	16,660	181,053
Ricoh Co., Ltd.	32,144	235,944
Secom Co., Ltd.	3,495	247,477
Seiko Epson Corp.	13,198	185,196
Sekisui Chemical Co., Ltd.	11,476	155,806
Sekisui House Ltd.	9,283	161,858
Seven & i Holdings Co., Ltd.	23,122	1,020,466
SG Holdings Co., Ltd.	12,867	227,725
Sharp Corp.	15,605	132,491
Shimizu Corp.	41,387	218,179
Shin-Etsu Chemical Co., Ltd.	1,920	266,527
Ship Healthcare Holdings, Inc.	7,316	123,100
Shiseido Co., Ltd.	2,657	125,836
Showa Denko K.K.	7,746	151,082
SoftBank Corp.	78,973	923,465
SoftBank Group Corp.	18,404	748,462
Sojitz Corp.	20,987	321,868
Sompo Holdings, Inc.	6,525	266,167
Sony Group Corp.	11,006	953,128
Subaru Corp.	16,933	256,034
Sumitomo Chemical Co., Ltd.	80,414	341,989
Sumitomo Corp.	57,174	909,727
Sumitomo Electric Industries Ltd.	25,430	274,497
Sumitomo Forestry Co., Ltd.	10,643	164,212
Sumitomo Metal Mining Co., Ltd.	4,435	194,125
Sumitomo Mitsui Financial Group, Inc.	8,058	243,494
Suntory Beverage & Food Ltd.	5,378	212,945
Suzuken Co., Ltd.	9,419	279,168
Suzuki Motor Corp.	7,911	238,624
T&D Holdings, Inc.	13,255	170,854
Taiheiyo Cement Corp.	7,120	115,626
Taisei Corp.	9,433	256,648
Takeda Pharmaceutical Co., Ltd.	15,735	457,743
TDK Corp.	6,450	202,371
Teijin Ltd.	10,615	113,720
Tohoku Electric Power Co., Inc.	34,133	190,213
Tokio Marine Holdings, Inc.	7,218	391,040
Tokyo Electric Power Co., Holdings, Inc.*	222,558	769,574
Tokyo Electron Ltd.	790	338,293
Tokyo Gas Co., Ltd.	12,569	241,659
Tokyu Corp.	17,254	211,880
TOPPAN, Inc.	20,706	343,928
Toray Industries, Inc.	53,241	254,329
Toshiba Corp.	9,842	410,666
Tosoh Corp.	8,720	120,745
Toyo Seikan Group Holdings Ltd.	13,727	149,391
Toyota Boshoku Corp.	11,518	185,003
Toyota Industries Corp.	2,685	161,440
	Shares	Value
Common Stocks (continued)
Japan (continued)
Toyota Motor Corp.	168,021	$2,899,127
Toyota Tsusho Corp.	27,073	981,072
West Japan Railway Co.	4,099	153,254
Yamada Holdings Co., Ltd.	44,600	133,222
Yamaha Motor Co., Ltd.	7,720	160,287
Yamato Holdings Co., Ltd.	12,605	237,876
Yamazaki Baking Co., Ltd.	10,719	132,871
Z Holdings Corp.	61,336	243,621
Zensho Holdings Co., Ltd.	7,738	183,356
Total Japan		63,696,088
Luxembourg — 0.8%
ArcelorMittal SA	37,506	1,112,428
Eurofins Scientific SE	2,935	274,702
RTL Group SA	4,102	214,813
Total Luxembourg		1,601,943
Netherlands — 3.7%
Aegon NV	45,560	238,636
Akzo Nobel NV	2,063	180,856
ASML Holding NV	456	263,620
Heineken Holding NV	4,786	377,161
Heineken NV(a)	4,139	407,826
ING Groep NV(a)	16,425	157,681
Koninklijke Ahold Delhaize NV(a)	46,778	1,386,201
Koninklijke DSM NV	1,379	233,638
Koninklijke Philips NV	7,758	204,608
NN Group NV	3,998	197,979
Randstad NV	8,581	460,413
Shell PLC	116,212	3,170,479
Universal Music Group NV	16,652	391,482
Wolters Kluwer NV	2,153	219,363
Total Netherlands		7,889,943
Norway — 1.1%
Equinor ASA	48,149	1,659,223
Norsk Hydro ASA	47,023	403,478
Telenor ASA	16,420	234,230
Total Norway		2,296,931
Portugal — 0.4%
EDP — Energias de Portugal SA	46,239	216,681
Galp Energia SGPS SA	20,796	255,148
Jeronimo Martins SGPS SA	21,231	443,474
Total Portugal		915,303
Singapore — 0.6%
Jardine Cycle & Carriage Ltd.	13,644	286,535
Oversea-Chinese Banking Corp., Ltd.	24,900	223,413
Singapore Airlines Ltd.*(a)	69,837	278,154
Singapore Telecommunications Ltd.	135,827	272,461
STMicroelectronics NV	6,905	260,310
Total Singapore		1,320,873
Spain — 2.6%
Acciona SA	1,285	254,177
ACS Actividades de Construccion y Servicios SA	29,424	763,296

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Spain (continued)
Banco Bilbao Vizcaya Argentaria SA	55,702	$297,282
Banco Santander SA(a)	177,245	526,643
Endesa SA	12,630	266,881
Ferrovial SA	7,527	195,260
Iberdrola SA	52,729	612,449
Industria de Diseno Textil SA(a)	13,148	278,797
Mapfre SA(a)	93,046	171,288
Naturgy Energy Group SA(a)	12,241	371,010
Repsol SA	48,904	736,983
Siemens Gamesa Renewable Energy SA*	5,396	87,238
Telefonica SA	188,933	923,428
Total Spain		5,484,732
Sweden — 1.2%
Assa Abloy AB, B Shares(a)	6,254	160,288
Atlas Copco AB, A Shares(a)	3,255	150,197
Electrolux AB, B Shares(a)	6,251	96,535
Essity AB, B Shares	7,959	212,113
H & M Hennes & Mauritz AB, B Shares(a)	12,537	160,250
Sandvik AB(a)	6,520	125,329
Securitas AB, B Shares	19,236	229,712
Skanska AB, B Shares	15,054	291,370
SSAB AB, A Shares	33,458	216,395
Telefonaktiebolaget LM Ericsson, B Shares	41,680	337,710
Telia Co. AB	48,120	200,865
Volvo AB, B Shares	22,063	356,942
Total Sweden		2,537,706
Switzerland — 5.3%
ABB Ltd.	13,370	407,719
Adecco Group AG	8,777	344,967
Alcon, Inc.	2,392	173,242
Cie Financiere Richemont SA, Class A	2,084	247,980
Credit Suisse Group AG	19,951	138,084
DKSH Holding AG	4,130	357,623
Holcim AG*	8,647	428,942
Kuehne + Nagel International AG	1,798	509,586
Nestle SA	23,107	2,999,518
Novartis AG	14,082	1,255,070
Roche Holding AG	7,010	2,617,240
Schindler Holding AG — Participating Certificate	693	135,223
Sika AG	745	231,026
Swiss Life Holding AG	419	247,347
Swisscom AG	492	292,367
UBS Group AG	16,684	287,305
Zurich Insurance Group AG	1,032	474,083
Total Switzerland		11,147,322
United Kingdom — 9.1%
Associated British Foods PLC	8,596	173,377
AstraZeneca PLC	5,796	777,748
Aviva PLC	82,516	448,891
Babcock International Group PLC*	51,587	198,446
BAE Systems PLC	82,859	769,814
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Barclays PLC	96,603	$179,743
BP PLC	455,184	2,237,631
British American Tobacco PLC	17,961	755,873
BT Group PLC	292,356	650,965
Bunzl PLC	8,775	341,856
Centrica PLC*	417,028	416,033
CK Hutchison Holdings Ltd.	77,547	545,566
Compass Group PLC	36,944	789,437
Computacenter PLC	6,625	222,746
DCC PLC	2,872	219,159
Diageo PLC	7,087	357,553
DS Smith PLC	31,947	132,721
Entain PLC*	8,667	165,233
Experian PLC	5,642	197,771
Hays PLC	108,766	168,236
HSBC Holdings PLC	82,587	519,785
Imperial Brands PLC	19,765	413,415
J Sainsbury PLC	151,389	443,428
John Wood Group PLC*	52,097	146,120
Johnson Matthey PLC(a)	8,491	237,194
Kingfisher PLC	54,761	174,149
Legal & General Group PLC	127,891	404,788
Lloyds Banking Group PLC	631,675	363,858
M&G PLC	66,592	179,084
Marks & Spencer Group PLC*	92,062	159,216
Melrose Industries PLC	72,811	107,960
National Grid PLC	30,096	451,157
NatWest Group PLC	65,830	180,175
Pearson PLC	17,176	169,453
Phoenix Group Holdings PLC	22,831	174,565
Prudential PLC	17,907	227,069
Reckitt Benckiser Group PLC	3,954	309,767
RELX PLC	12,182	365,995
Rolls-Royce Holdings PLC*	218,456	228,439
Royal Mail PLC	46,241	200,058
Serco Group PLC	92,078	175,833
SSE PLC	8,697	204,022
Standard Chartered PLC	27,983	193,861
Tesco PLC	348,104	1,188,754
Travis Perkins PLC	7,389	113,966
Unilever PLC	22,957	1,071,903
Vodafone Group PLC	473,179	722,036
WPP PLC	29,187	368,273
Total United Kingdom		19,243,122
United States — 1.7%
Ferguson PLC	3,692	470,017
GlaxoSmithKline PLC	62,116	1,401,412
Jackson Financial, Inc., Class A	449	18,997
Schneider Electric SE	3,463	503,059
Stellantis NV	56,014	767,134
Swiss Re AG	3,120	258,176
Waste Connections, Inc.	1,673	231,999
Total United States		3,650,794
Total Common Stocks (Cost $210,909,618)		207,441,254

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2022
	Shares	Value
Preferred Stocks — 0.8%
Germany — 0.8%
Henkel AG & Co. KGaA, 3.05%	3,708	$240,026
Schaeffler AG, 9.88%(a)	28,402	153,409
Volkswagen AG, 3.25%	8,650	1,359,128
Total Germany		1,752,563
Total Preferred Stocks (Cost $2,475,587)		1,752,563
Short-Term Investment — 6.6%
Money Market Fund — 6.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.30%(b)(c)
(Cost $13,998,741)	13,998,741	13,998,741

	Shares	Value
Total Investments — 105.9%
(Cost $227,383,946)		$223,192,558
Other Assets and Liabilities, Net — (5.9)%		(12,614,836)
Net Assets — 100.0%		$210,577,722

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $12,501,281; total market value of collateral held by the Fund was $14,637,581. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $638,840.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$207,441,254	$—	$—	$207,441,254
Preferred Stocks	1,752,563	—	—	1,752,563
Short-Term Investment:
Money Market Fund	13,998,741	—	—	13,998,741
Total Investments in Securities	$223,192,558	$—	$—	$223,192,558

(d)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Candriam ESG US Equity ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.9%
Communication Services — 8.8%
Activision Blizzard, Inc.	12,528	$947,117
Alphabet, Inc., Class A*	4,824	11,009,285
Alphabet, Inc., Class C*	4,418	10,158,440
AT&T, Inc.	115,401	2,176,463
Comcast Corp., Class A	73,565	2,924,944
Electronic Arts, Inc.	4,568	539,252
Fox Corp., Class A	5,175	185,472
Fox Corp., Class B	2,387	79,344
Liberty Broadband Corp., Class A*	366	39,404
Liberty Broadband Corp., Class C*	2,277	254,614
Live Nation Entertainment, Inc.*	2,444	256,327
Omnicom Group, Inc.	3,419	260,289
Pinterest, Inc., Class A*	9,067	186,055
Roku, Inc.*	1,907	177,160
Snap, Inc., Class A*	19,857	565,130
Take-Two Interactive Software, Inc.*	1,846	220,615
Twitter, Inc.*	12,639	619,564
Verizon Communications, Inc.	68,167	3,156,132
Walt Disney Co. (The)*	29,491	3,292,080
Warner Bros Discovery, Inc.*	27,916	506,675
Total Communication Services		37,554,362
Consumer Discretionary — 9.2%
Aptiv PLC*	4,365	464,436
Best Buy Co., Inc.	3,486	313,496
Booking Holdings, Inc.*	664	1,467,646
Burlington Stores, Inc.*	1,079	219,641
Carnival Corp.*	13,870	239,951
Chipotle Mexican Grill, Inc.*	431	627,368
Domino’s Pizza, Inc.	589	199,082
DR Horton, Inc.	5,372	373,837
eBay, Inc.	9,764	506,947
Etsy, Inc.*	2,044	190,480
Garmin Ltd.	2,480	272,155
Hasbro, Inc.	2,094	184,398
Hilton Worldwide Holdings, Inc.*	4,450	691,041
Home Depot, Inc. (The)	16,951	5,092,080
LKQ Corp.	4,099	203,433
Lowe’s Cos., Inc.	10,907	2,156,641
Lululemon Athletica, Inc.*	1,931	684,791
Marriott International, Inc., Class A*	4,469	793,337
McDonald’s Corp.	12,133	3,023,058
MercadoLibre, Inc.*	784	763,326
Mohawk Industries, Inc.*	890	125,543
Newell Brands, Inc.	6,159	142,581
NIKE, Inc., Class B	20,487	2,554,729
Ross Stores, Inc.	5,632	561,905
Royal Caribbean Cruises Ltd.*	3,509	272,755
Starbucks Corp.	19,011	1,418,981
Target Corp.	7,760	1,774,324
Tesla, Inc.*	13,144	11,445,269
TJX Cos., Inc. (The)	17,934	1,098,996
Tractor Supply Co.	1,836	369,862
Ulta Beauty, Inc.*	861	341,645
Vail Resorts, Inc.	649	164,950
VF Corp.	5,719	297,388
Yum China Holdings, Inc.	6,653	278,095
Total Consumer Discretionary		39,314,167
	Shares	Value
Common Stocks (continued)
Consumer Staples — 6.4%
Archer-Daniels-Midland Co.	9,034	$809,085
Campbell Soup Co.	3,268	154,315
Church & Dwight Co., Inc.	3,959	386,240
Clorox Co. (The)	1,984	284,644
Coca-Cola Co. (The)	62,878	4,062,548
Colgate-Palmolive Co.	13,634	1,050,500
Conagra Brands, Inc.	7,621	266,201
Costco Wholesale Corp.	7,183	3,819,345
Estee Lauder Cos., Inc. (The), Class A	3,490	921,569
General Mills, Inc.	9,769	690,961
Hershey Co. (The)	2,351	530,785
Hormel Foods Corp.	4,560	238,898
J M Smucker Co. (The)	1,659	227,167
Kellogg Co.	4,172	285,782
Keurig Dr Pepper, Inc.	12,783	478,084
Kimberly-Clark Corp.	5,449	756,485
Kroger Co. (The)	10,833	584,549
McCormick & Co., Inc.	4,005	402,783
PepsiCo, Inc.	22,418	3,849,395
Procter & Gamble Co. (The)	39,256	6,302,551
Sysco Corp.	8,300	709,484
Walgreens Boots Alliance, Inc.	11,575	490,780
Total Consumer Staples		27,302,151
Energy — 1.3%
Baker Hughes Co.	13,317	413,093
Halliburton Co.	13,456	479,303
Kinder Morgan, Inc.	32,222	584,829
Marathon Petroleum Corp.	9,913	865,008
ONEOK, Inc.	7,194	455,596
Phillips 66	7,096	615,649
Schlumberger NV	22,736	886,931
Valero Energy Corp.	6,616	737,552
Williams Cos., Inc. (The)	19,681	674,862
Total Energy		5,712,823
Financials — 8.2%
Aflac, Inc.	9,805	561,630
Alleghany Corp.*	214	179,011
Allstate Corp. (The)	4,562	577,275
Ally Financial, Inc.	5,554	221,938
American Express Co.	9,319	1,628,122
American International Group, Inc.	13,463	787,720
Ameriprise Financial, Inc.	1,808	480,006
Annaly Capital Management, Inc.	23,470	150,677
Aon PLC, Class A	3,416	983,774
Arch Capital Group Ltd.*	6,052	276,395
Arthur J Gallagher & Co.	3,332	561,409
Bank of America Corp.	115,988	4,138,452
Bank of New York Mellon Corp. (The)	12,120	509,767
Blackstone, Inc.	11,048	1,122,145
Charles Schwab Corp. (The)	24,587	1,630,856
Chubb Ltd.	5,989	1,236,429
Cincinnati Financial Corp.	2,514	308,367
Citigroup, Inc.	32,140	1,549,469
Citizens Financial Group, Inc.	6,882	271,151
Everest Re Group Ltd.	626	171,968
First Republic Bank	2,885	430,500

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG US Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Financials (continued)
Franklin Resources, Inc.	4,724	$116,163
Globe Life, Inc.	1,498	146,924
Hartford Financial Services Group, Inc. (The)	5,502	384,755
Huntington Bancshares, Inc.	23,100	303,765
Interactive Brokers Group, Inc., Class A	1,469	87,494
Intercontinental Exchange, Inc.	9,058	1,049,007
KeyCorp	15,041	290,442
M&T Bank Corp.	2,059	343,112
Marsh & McLennan Cos., Inc.	8,135	1,315,429
MetLife, Inc.	10,475	687,998
Moody’s Corp.	2,595	821,266
Morgan Stanley	22,785	1,836,243
MSCI, Inc.	1,300	547,625
Northern Trust Corp.	3,222	332,027
PNC Financial Services Group, Inc. (The)	6,823	1,133,300
Principal Financial Group, Inc.	4,276	291,367
Progressive Corp. (The)	9,463	1,015,948
Prudential Financial, Inc.	6,132	665,383
Raymond James Financial, Inc.	3,522	343,254
Regions Financial Corp.	15,390	318,881
S&P Global, Inc.	5,543	2,086,939
SVB Financial Group*	939	457,894
Synchrony Financial	8,849	325,732
Travelers Cos., Inc. (The)	3,975	679,964
Truist Financial Corp.	21,559	1,042,378
W R Berkley Corp.	3,230	214,763
Willis Towers Watson PLC	2,000	429,720
Total Financials		35,044,834
Health Care — 16.5%
Abbott Laboratories	28,501	3,234,863
AbbVie, Inc.	28,448	4,178,442
ABIOMED, Inc.*	720	206,338
Agilent Technologies, Inc.	4,887	582,872
Align Technology, Inc.*	1,194	346,153
Alnylam Pharmaceuticals, Inc.*	1,933	257,920
Amgen, Inc.	9,129	2,128,791
Anthem, Inc.	3,937	1,976,098
Avantor, Inc.*	8,611	274,519
Biogen, Inc.*	2,370	491,633
BioMarin Pharmaceutical, Inc.*	2,961	240,877
Cardinal Health, Inc.	4,554	264,360
Catalent, Inc.*	2,689	243,516
Centene Corp.*	9,260	745,893
Cerner Corp.	4,736	443,479
Cigna Corp.	5,364	1,323,728
Cooper Cos., Inc. (The)	799	288,471
CVS Health Corp.	21,366	2,053,914
Danaher Corp.	10,420	2,616,775
DaVita, Inc.*	1,010	109,454
DENTSPLY SIRONA, Inc.	3,529	141,125
Dexcom, Inc.*	1,565	639,428
Edwards Lifesciences Corp.*	10,053	1,063,406
Eli Lilly & Co.	13,764	4,020,877
Exact Sciences Corp.*	2,777	152,874
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Gilead Sciences, Inc.	20,360	$1,208,162
HCA Healthcare, Inc.	3,889	834,385
Henry Schein, Inc.*	2,219	179,961
Hologic, Inc.*	4,030	290,120
Horizon Therapeutics PLC*	3,649	359,645
Humana, Inc.	2,058	914,904
IDEXX Laboratories, Inc.*	1,362	586,314
Illumina, Inc.*	2,528	749,931
Incyte Corp.*	2,998	224,730
Intuitive Surgical, Inc.*	5,749	1,375,736
IQVIA Holdings, Inc.*	3,040	662,690
Jazz Pharmaceuticals PLC*	969	155,253
Johnson & Johnson	42,727	7,710,514
Laboratory Corp. of America Holdings*	1,548	371,953
Medtronic PLC	21,809	2,275,987
Merck & Co., Inc.	40,848	3,622,809
Mettler-Toledo International, Inc.*	366	467,576
Moderna, Inc.*	5,682	763,718
Pfizer, Inc.	91,119	4,471,209
Quest Diagnostics, Inc.	1,981	265,137
Regeneron Pharmaceuticals, Inc.*	1,663	1,096,100
ResMed, Inc.	2,343	468,530
Seagen, Inc.*	2,181	285,733
Teladoc Health, Inc.*	2,341	79,032
Thermo Fisher Scientific, Inc.	6,386	3,530,947
UnitedHealth Group, Inc.	15,220	7,740,131
Vertex Pharmaceuticals, Inc.*	4,122	1,126,213
Waters Corp.*	986	298,778
West Pharmaceutical Services, Inc.	1,195	376,497
Total Health Care		70,518,501
Industrials — 5.8%
3M Co.	9,343	1,347,447
A O Smith Corp.	2,145	125,332
CH Robinson Worldwide, Inc.	2,073	220,049
Cintas Corp.	1,417	562,917
CoStar Group, Inc.*	6,348	403,860
CSX Corp.	35,935	1,234,008
Deere & Co.	4,500	1,698,975
Dover Corp.	2,324	309,789
Eaton Corp. PLC	6,452	935,669
Equifax, Inc.	1,973	401,545
Expeditors International of Washington, Inc.	2,739	271,353
Fastenal Co.	9,307	514,770
FedEx Corp.	3,973	789,594
Fortive Corp.	5,665	325,737
Fortune Brands Home & Security, Inc.	2,191	156,109
General Electric Co.	17,587	1,311,111
Illinois Tool Works, Inc.	4,508	888,572
Ingersoll Rand, Inc.	6,590	289,696
JB Hunt Transport Services, Inc.	1,352	230,989
Johnson Controls International PLC	11,402	682,638
Lyft, Inc., Class A*	4,477	145,950
Masco Corp.	3,943	207,757
Norfolk Southern Corp.	3,949	1,018,368

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG US Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Old Dominion Freight Line, Inc.	1,722	$482,367
Otis Worldwide Corp.	6,895	502,232
Parker-Hannifin Corp.	2,074	561,681
Republic Services, Inc.	3,374	453,027
Rockwell Automation, Inc.	1,879	474,767
Trane Technologies PLC	3,838	536,898
TransUnion	3,072	268,861
Union Pacific Corp.	10,411	2,439,193
United Parcel Service, Inc., Class B	11,839	2,130,783
United Rentals, Inc.*	1,169	370,012
Verisk Analytics, Inc.	2,593	529,102
Waste Management, Inc.	6,784	1,115,561
Westinghouse Air Brake Technologies Corp.	2,871	258,132
WW Grainger, Inc.	696	348,021
Xylem, Inc.	2,915	234,658
Total Industrials		24,777,530
Information Technology — 35.7%
Accenture PLC, Class A	10,680	3,207,845
Adobe, Inc.*	7,705	3,050,795
Advanced Micro Devices, Inc.*	26,427	2,260,037
Akamai Technologies, Inc.*	2,587	290,468
Analog Devices, Inc.	8,502	1,312,539
ANSYS, Inc.*	1,401	386,242
Apple, Inc.	266,202	41,966,745
Applied Materials, Inc.	14,345	1,582,971
Arista Networks, Inc.*	3,733	431,423
Autodesk, Inc.*	3,566	674,972
Automatic Data Processing, Inc.	6,837	1,491,697
Broadcom, Inc.	6,450	3,575,815
Broadridge Financial Solutions, Inc.	1,876	270,388
Cadence Design Systems, Inc.*	4,441	669,925
CDW Corp.	2,181	355,896
Cisco Systems, Inc.	63,008	3,086,132
Citrix Systems, Inc.	2,001	200,300
Cognizant Technology Solutions Corp., Class A	8,508	688,297
Coupa Software, Inc.*	1,205	103,991
Datadog, Inc., Class A*	3,883	468,989
Dell Technologies, Inc., Class C	4,571	214,883
DocuSign, Inc.*	3,116	252,396
Dropbox, Inc., Class A*	4,779	103,943
Enphase Energy, Inc.*	1,994	321,832
EPAM Systems, Inc.*	890	235,841
F5, Inc.*	990	165,736
Fiserv, Inc.*	9,817	961,281
Fortinet, Inc.*	2,262	653,741
Gartner, Inc.*	1,298	377,134
Global Payments, Inc.	4,675	640,381
Hewlett Packard Enterprise Co.	20,939	322,670
HP, Inc.	17,534	642,270
HubSpot, Inc.*	727	275,846
Intel Corp.	66,019	2,877,768
International Business Machines Corp.	14,546	1,923,127
Intuit, Inc.	4,471	1,872,231
Keysight Technologies, Inc.*	2,952	414,077
KLA Corp.	2,451	782,506
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Lam Research Corp.	2,283	$1,063,330
Mastercard, Inc., Class A	13,977	5,078,962
Micron Technology, Inc.	18,153	1,237,853
Microsoft Corp.	120,127	33,337,645
Motorola Solutions, Inc.	2,733	584,015
NetApp, Inc.	3,599	263,627
NortonLifeLock, Inc.	9,122	228,415
NVIDIA Corp.	38,956	7,225,169
Okta, Inc.*	2,397	285,986
Palo Alto Networks, Inc.*	1,565	878,403
Paychex, Inc.	5,230	662,798
Paycom Software, Inc.*	825	232,213
PayPal Holdings, Inc.*	19,006	1,671,198
QUALCOMM, Inc.	18,169	2,538,028
RingCentral, Inc., Class A*	1,315	111,578
Roper Technologies, Inc.	1,706	801,683
Salesforce, Inc.*	15,467	2,721,264
Seagate Technology Holdings PLC	3,346	274,506
ServiceNow, Inc.*	3,225	1,541,872
Skyworks Solutions, Inc.	2,676	303,191
Splunk, Inc.*	2,559	312,249
Synopsys, Inc.*	2,478	710,666
TE Connectivity Ltd.	5,287	659,712
Teradyne, Inc.	2,638	278,203
Texas Instruments, Inc.	14,977	2,549,834
Trimble, Inc.*	4,058	270,669
Twilio, Inc., Class A*	2,690	300,796
VeriSign, Inc.*	1,571	280,722
Visa, Inc., Class A	26,903	5,733,836
VMware, Inc., Class A	3,364	363,446
Western Digital Corp.*	4,937	262,007
Western Union Co. (The)	6,468	108,404
Workday, Inc., Class A*	3,089	638,496
Zebra Technologies Corp., Class A*	861	318,277
Zscaler, Inc.*	1,326	268,833
Total Information Technology		153,211,016
Materials — 2.7%
Air Products and Chemicals, Inc.	3,587	839,609
Albemarle Corp.	1,892	364,834
Ball Corp.	5,221	423,736
Dow, Inc.	11,991	797,401
DuPont de Nemours, Inc.	8,399	553,746
Ecolab, Inc.	4,129	699,205
International Flavors & Fragrances, Inc.	4,129	500,848
International Paper Co.	6,267	290,037
Linde PLC	8,277	2,582,093
LyondellBasell Industries NV, Class A	4,243	449,885
Newmont Corp.	12,931	942,023
Nucor Corp.	4,610	713,536
Packaging Corp. of America	1,521	245,140
PPG Industries, Inc.	3,849	492,634
Sherwin-Williams Co. (The)	3,885	1,068,220
Vulcan Materials Co.	2,103	362,326
Westrock Co.	4,214	208,719
Total Materials		11,533,992

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG US Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Real Estate — 3.8%
Alexandria Real Estate Equities, Inc.	2,567	$467,605
American Tower Corp.	7,368	1,775,835
AvalonBay Communities, Inc.	2,234	508,190
Boston Properties, Inc.	2,309	271,538
CBRE Group, Inc., Class A*	5,223	433,718
Crown Castle International Corp.	6,985	1,293,692
Digital Realty Trust, Inc.	4,603	672,590
Duke Realty Corp.	6,173	337,972
Equinix, Inc.	1,458	1,048,419
Equity Residential	5,897	480,606
Essex Property Trust, Inc.	1,054	347,051
Extra Space Storage, Inc.	2,141	406,790
Healthpeak Properties, Inc.	8,732	286,497
Host Hotels & Resorts, Inc.	11,458	233,170
Invitation Homes, Inc.	9,666	384,900
Iron Mountain, Inc.	4,665	250,651
Mid-America Apartment Communities, Inc.	1,856	365,038
Prologis, Inc.	11,971	1,918,832
Public Storage	2,462	914,633
Realty Income Corp.	9,172	636,170
SBA Communications Corp.	1,748	606,748
Simon Property Group, Inc.	5,296	624,928
UDR, Inc.	4,983	265,145
Ventas, Inc.	6,447	358,131
Welltower, Inc.	7,058	640,937
Weyerhaeuser Co.	12,133	500,122
WP Carey, Inc.	2,981	240,775
Zillow Group, Inc., Class A*	708	27,364
Zillow Group, Inc., Class C*	2,774	110,461
Total Real Estate		16,408,508

	Shares	Value
Common Stocks (continued)
Utilities — 1.5%
American Water Works Co., Inc.	2,941	$453,149
Atmos Energy Corp.	2,137	242,336
Avangrid, Inc.	1,151	51,047
CenterPoint Energy, Inc.	10,171	311,334
Consolidated Edison, Inc.	5,734	531,771
Edison International	6,164	424,022
Entergy Corp.	3,251	386,381
Eversource Energy	5,536	483,847
NextEra Energy, Inc.	31,795	2,258,081
Public Service Enterprise Group, Inc.	8,199	571,142
Sempra Energy	5,114	825,195
Total Utilities		6,538,305
Total Common Stocks (Cost $395,015,582)		427,916,189
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(a)
(Cost $295,810)	295,810	295,810
Total Investments — 100.0% (Cost $395,311,392)		428,211,999
Other Assets and Liabilities, Net — (0.0)%(b)		322,851
Net Assets — 100.0%		$428,534,850

*
Non-income producing securities.

(a)
Reflects the 1-day yield at April 30, 2022.

(b)
Less than 0.05%.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$427,916,189	$—	$—	$427,916,189
Short-Term Investment:
Money Market Fund	295,810	—	—	295,810
Total Investments in Securities	$428,211,999	$—	$—	$428,211,999

(c)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.1%
Australia — 8.6%
Alumina Ltd.	43,748	$56,272
AMP Ltd.*	54,288	44,753
Ampol Ltd.	4,036	97,088
APA Group	19,634	160,319
Aurizon Holdings Ltd.	30,304	86,788
Australia & New Zealand Banking Group Ltd.	46,989	911,623
BHP Group Ltd.	83,555	2,850,760
BlueScope Steel Ltd.	8,140	118,818
Boral Ltd.	5,683	14,418
Brambles Ltd.	23,775	178,250
Charter Hall Group	7,305	81,296
CIMIC Group Ltd.(a)	1,113	17,401
Cochlear Ltd.	1,087	179,014
Computershare Ltd.	9,297	167,353
CSL Ltd.	7,969	1,547,747
Dexus	17,743	140,843
Evolution Mining Ltd.	29,627	85,271
Goodman Group	30,123	513,339
GPT Group (The)	31,772	114,926
IDP Education Ltd.	3,546	67,712
Insurance Australia Group Ltd.	40,954	132,132
Lendlease Corp., Ltd.	11,028	96,004
Macquarie Group Ltd.	6,145	903,872
Magellan Financial Group Ltd.	2,489	28,849
Medibank Pvt Ltd.	46,617	106,011
Mineral Resources Ltd.	2,778	115,569
Mirvac Group	65,320	112,336
National Australia Bank Ltd.	54,573	1,265,469
Newcrest Mining Ltd.	13,579	259,390
QBE Insurance Group Ltd.	24,457	214,127
Ramsay Health Care Ltd.	3,078	177,419
REA Group Ltd.	855	78,636
Rio Tinto Ltd.	6,123	490,959
Rio Tinto PLC	17,815	1,276,238
Santos Ltd.	56,327	320,231
Scentre Group	86,259	183,287
SEEK Ltd.	5,501	110,946
Seven Group Holdings Ltd.	2,872	40,799
Sonic Healthcare Ltd.	7,900	206,208
Stockland	36,249	107,163
Suncorp Group Ltd.	20,967	170,757
Telstra Corp., Ltd.	194,997	559,842
Transurban Group	50,902	518,729
Vicinity Centres	64,989	86,596
Wesfarmers Ltd.	18,836	661,394
Westpac Banking Corp.	61,190	1,037,981
WiseTech Global Ltd.	2,563	82,455
Woodside Petroleum Ltd.	16,091	356,203
Total Australia		17,133,593
Austria — 0.4%
ams-OSRAM AG*	4,421	55,294
ANDRITZ AG	1,223	52,589
CA Immobilien Anlagen AG	696	19,825
Erste Group Bank AG	5,398	168,903
Mondi PLC	8,074	153,066
OMV AG	2,423	125,507
	Shares	Value
Common Stocks (continued)
Austria (continued)
Raiffeisen Bank International AG	2,299	$26,630
Verbund AG*	1,099	118,490
voestalpine AG	1,894	50,072
Wienerberger AG	1,907	54,318
Total Austria		824,694
Belgium — 0.6%
D’ieteren Group	379	61,973
Elia Group SA	486	77,777
KBC Group NV	4,663	319,849
Proximus SADP(a)	2,415	42,292
Sofina SA	249	77,229
Solvay SA	1,221	116,650
Telenet Group Holding NV	747	22,302
UCB SA	1,944	222,310
Umicore SA	3,209	125,021
Warehouses De Pauw CVA	2,387	92,618
Total Belgium		1,158,021
Brazil — 0.1%
Yara International ASA	2,744	141,580
Chile — 0.1%
Antofagasta PLC	5,756	112,085
China — 0.9%
China Gas Holdings Ltd.	37,649	46,161
CSPC Pharmaceutical Group Ltd.	139,716	144,236
Fosun International Ltd.	38,661	41,094
JOYY, Inc.	846	33,476
NXP Semiconductors NV	4,405	752,815
Prosus NV*	14,397	707,616
Shimao Group Holdings Ltd.(a)(b)	20,738	11,683
Sun Art Retail Group Ltd.	33,359	10,459
Wharf Holdings Ltd. (The)	23,033	67,665
Yangzijiang Shipbuilding Holdings Ltd.	47,162	31,079
Total China		1,846,284
Colombia — 0.0%(c)
Millicom International Cellular SA*(a)	1,717	39,062
Denmark — 3.3%
Ambu A/S, Class B(a)	2,863	38,337
AP Moller — Maersk A/S, Class A	47	134,642
AP Moller — Maersk A/S, Class B	86	252,220
Chr Hansen Holding A/S	1,708	133,950
Coloplast A/S, Class B	2,041	277,583
Danske Bank A/S	11,265	174,296
Demant A/S*	1,665	73,884
DSV A/S	3,190	529,306
Genmab A/S*	1,077	382,608
GN Store Nord A/S	2,157	82,226
Novo Nordisk A/S, Class B	27,329	3,148,263
Novozymes A/S, Class B(a)	3,389	237,523
Orsted A/S	2,973	334,306
Pandora A/S	1,593	142,101
Tryg A/S	5,985	143,444
Vestas Wind Systems A/S	16,797	435,498
Total Denmark		6,520,187

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Faroe Islands — 0.0%(c)
Bakkafrost P/F*	848	$58,981
Finland — 1.4%
Elisa OYJ	2,419	142,296
Huhtamaki OYJ	1,532	58,393
Kesko OYJ, Class A	1,337	31,595
Kesko OYJ, Class B	4,426	112,201
Kone OYJ, Class B	6,034	293,390
Metso Outotec OYJ	11,701	101,319
Neste OYJ	7,692	334,325
Nokia OYJ*	87,703	450,631
Nordea Bank Abp	56,386	569,862
Orion OYJ, Class B	1,688	66,672
Sampo OYJ, Class A	6,913	338,463
UPM-Kymmene OYJ	8,771	305,719
Wartsila OYJ Abp	9,151	74,315
Total Finland		2,879,181
France — 10.4%
Adevinta ASA*	6,768	53,539
Air Liquide SA	7,915	1,380,581
Alstom SA	5,920	131,901
Amundi SA	1,039	63,245
AXA SA(a)	37,717	1,013,044
BioMerieux	700	67,038
BNP Paribas SA	18,804	986,014
Bouygues SA(a)	4,946	171,405
Capgemini SE	2,699	558,359
Carrefour SA	9,898	210,509
Cie de Saint-Gobain	7,533	447,652
Cie Generale des Etablissements Michelin	2,708	340,103
Credit Agricole SA	24,603	269,309
Danone SA(a)	10,941	665,294
Dassault Systemes SE	11,244	504,545
EssilorLuxottica SA	4,990	862,278
Hermes International	567	709,715
Kering SA	1,207	653,344
Legrand SA	4,371	390,845
L’Oreal SA(a)	4,398	1,618,785
LVMH Moet Hennessy Louis Vuitton SE	4,375	2,859,251
Orange SA	33,325	397,899
Sanofi	18,111	1,933,170
Sartorius Stedim Biotech	402	132,698
Societe Generale SA	13,818	337,757
Sodexo SA	1,307	99,441
Teleperformance	958	346,348
TotalEnergies SE(a)	44,162	2,200,157
Vinci SA(a)	9,458	926,333
Vivendi SE(a)	11,969	138,389
Worldline SA*	3,781	150,975
Total France		20,619,923
Germany — 7.3%
adidas AG	2,858	584,076
Allianz SE	6,626	1,511,263
Bayerische Motoren Werke AG	5,340	442,282
Beiersdorf AG	1,628	164,567
	Shares	Value
Common Stocks (continued)
Germany (continued)
Carl Zeiss Meditec AG	622	$79,004
Continental AG*	1,797	125,157
Covestro AG	3,117	135,773
Deutsche Bank AG*	31,574	320,633
Deutsche Boerse AG	3,051	534,941
Deutsche Post AG	16,380	707,103
Deutsche Telekom AG	54,240	1,005,366
E.ON SE	35,472	371,593
Evonik Industries AG	3,010	79,417
Fresenius Medical Care AG & Co. KGaA	3,306	207,307
Fresenius SE & Co. KGaA	6,541	233,235
Hannover Rueck SE	999	156,925
Hapag-Lloyd AG	404	163,235
HeidelbergCement AG	2,476	144,343
Henkel AG & Co. KGaA	1,709	109,257
Infineon Technologies AG	19,995	579,024
Knorr-Bremse AG	1,100	79,305
Mercedes-Benz Group AG*	14,013	991,943
Merck KGaA	2,151	401,536
Muenchener Rueckversicherungs- Gesellschaft AG	2,331	558,952
Puma SE	1,674	124,820
SAP SE	17,451	1,796,077
Siemens AG	13,504	1,677,903
Siemens Energy AG	7,249	140,941
Symrise AG	2,141	256,244
Talanx AG	900	37,789
Telefonica Deutschland Holding AG	13,328	40,339
Volkswagen AG	484	106,817
Vonovia SE*	12,626	506,154
Zalando SE*	3,731	148,900
Total Germany		14,522,221
Hong Kong — 2.5%
AIA Group Ltd.	202,194	2,003,605
ASM Pacific Technology Ltd.	5,186	52,910
Bank of East Asia Ltd. (The)	22,255	33,073
CK Infrastructure Holdings Ltd.	7,923	53,368
Hang Lung Properties Ltd.	31,050	59,440
Hang Seng Bank Ltd.	12,045	214,153
Hong Kong & China Gas Co., Ltd.	180,616	200,041
Hong Kong Exchanges & Clearing Ltd.	21,192	912,378
Link REIT	35,079	304,465
MTR Corp., Ltd.	25,883	138,055
New World Development Co., Ltd.	23,260	89,232
Power Assets Holdings Ltd.	22,743	153,192
Sino Biopharmaceutical Ltd.	167,291	88,484
Swire Pacific Ltd., Class A	7,845	44,893
Swire Properties Ltd.	17,870	43,228
Techtronic Industries Co., Ltd.	22,786	308,996
Wharf Real Estate Investment Co., Ltd.	24,515	116,074
Xinyi Glass Holdings Ltd.	26,787	60,292
Total Hong Kong		4,875,879
Ireland — 0.8%
AIB Group PLC	13,313	29,241
CRH PLC	12,823	517,991

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Ireland (continued)
ICON PLC*	1,342	$303,574
Kerry Group PLC, Class A	2,598	287,780
Kingspan Group PLC	2,532	237,892
Smurfit Kappa Group PLC	4,283	183,526
Total Ireland		1,560,004
Israel — 0.5%
Bank Hapoalim BM	18,960	176,916
Bank Leumi Le-Israel BM	23,367	246,848
Check Point Software Technologies Ltd.*	1,645	207,747
Nice Ltd.*	1,056	217,201
Wix.com Ltd.*	922	69,574
Total Israel		918,286
Italy — 2.1%
A2A SpA	26,609	45,812
Amplifon SpA	2,108	84,995
Assicurazioni Generali SpA	20,539	392,185
Banca Mediolanum SpA	3,615	26,604
Buzzi Unicem SpA	1,803	33,762
DiaSorin SpA	192	25,329
Enel SpA	129,948	852,419
Eni SpA	40,633	573,974
FinecoBank Banca Fineco SpA	10,150	142,681
Hera SpA	14,441	54,174
Interpump Group SpA	1,244	50,893
Intesa Sanpaolo SpA	285,427	588,614
Mediobanca Banca di Credit Finanziario SpA	10,742	108,926
Moncler SpA	3,453	183,157
Nexi SpA*	14,116	140,310
Pirelli & C SpA	6,346	31,786
Prysmian SpA	4,214	138,791
Recordati Industria Chimica e Farmaceutica SpA	1,656	80,345
Telecom Italia SpA	169,668	49,778
Telecom Italia SpA-RSP	102,379	28,535
Terna — Rete Elettrica Nazionale	23,465	192,243
UniCredit SpA	33,799	317,520
UnipolSai Assicurazioni SpA	7,228	20,466
Total Italy		4,163,299
Japan — 20.9%
ABC-Mart, Inc.	531	21,968
Advantest Corp.	3,204	222,321
Aeon Co., Ltd.	11,464	218,423
Aeon Mall Co., Ltd.	1,561	18,988
Air Water, Inc.	3,193	42,414
Ajinomoto Co., Inc.	8,907	232,712
Alfresa Holdings Corp.	3,005	41,076
Asahi Intecc Co., Ltd.	3,698	72,499
Astellas Pharma, Inc.	30,595	467,096
Benesse Holdings, Inc.	1,170	20,572
Bridgestone Corp.	9,521	350,313
Brother Industries Ltd.	4,218	73,708
Canon, Inc.	16,993	392,822
Central Japan Railway Co.	2,811	356,040
Chugai Pharmaceutical Co., Ltd.	10,499	316,283
	Shares	Value
Common Stocks (continued)
Japan (continued)
CyberAgent, Inc.	6,972	$74,585
Dai Nippon Printing Co., Ltd.	3,790	79,539
Daifuku Co., Ltd.	1,903	118,240
Daiichi Sankyo Co., Ltd.	31,488	792,790
Daikin Industries Ltd.	4,369	675,954
Daito Trust Construction Co., Ltd.	1,003	96,925
Daiwa House Industry Co., Ltd.	10,037	243,488
Daiwa House REIT Investment Corp.	36	87,527
Daiwa Securities Group, Inc.	23,137	113,578
Denso Corp.	7,181	441,025
Dentsu Group, Inc.	3,534	128,338
Disco Corp.	476	117,935
East Japan Railway Co.	5,355	281,844
Eisai Co., Ltd.	4,540	198,476
ENEOS Holdings, Inc.	51,908	182,776
FANUC Corp.	3,168	493,074
Fast Retailing Co., Ltd.	908	421,621
FUJIFILM Holdings Corp.	6,323	350,069
Fujitsu Ltd.	3,148	454,001
GMO Payment Gateway, Inc.	739	63,256
Hakuhodo DY Holdings, Inc.	3,723	44,253
Hamamatsu Photonics K.K.	2,340	105,838
Hikari Tsushin, Inc.	323	38,019
Hirose Electric Co., Ltd.	514	66,015
Hisamitsu Pharmaceutical Co., Inc.	1,148	31,677
Hitachi Construction Machinery Co., Ltd.	1,746	39,823
Hitachi Ltd.	15,705	736,036
Hitachi Metals Ltd.*	3,253	50,919
Hoshizaki Corp.	932	59,347
Hoya Corp.	6,132	614,809
Hulic Co., Ltd.	7,026	59,544
Idemitsu Kosan Co., Ltd.	3,524	92,615
Inpex Corp.	16,615	196,466
Isetan Mitsukoshi Holdings Ltd.	5,671	42,152
Isuzu Motors Ltd.	9,781	114,524
ITOCHU Corp.	24,564	745,490
Itochu Techno-Solutions Corp.	1,560	36,784
J Front Retailing Co., Ltd.	4,151	31,174
Japan Metropolitan Fund Invest.	116	92,488
Japan Post Holdings Co., Ltd.	39,799	280,000
Japan Real Estate Investment Corp.	21	101,953
JFE Holdings, Inc.	8,049	99,090
JTEKT Corp.	3,854	26,980
Kajima Corp.	7,260	81,252
Kakaku.com, Inc.	2,157	45,667
Kansai Electric Power Co., Inc. (The)	12,248	107,770
Kao Corp.	7,780	314,118
KDDI Corp.	25,524	854,018
Keihan Holdings Co., Ltd.	1,718	36,877
Keikyu Corp.	3,902	39,484
Keio Corp.	1,847	71,208
Keisei Electric Railway Co., Ltd.	2,539	62,613
Kikkoman Corp.	2,335	131,925
Kintetsu Group Holdings Co., Ltd.	2,877	82,939
Kobayashi Pharmaceutical Co., Ltd.	812	55,717
Koito Manufacturing Co., Ltd.	2,087	77,079
Kose Corp.	549	56,951

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Japan (continued)
Kubota Corp.	19,521	$334,265
Kuraray Co., Ltd.	5,622	45,216
Kurita Water Industries Ltd.	1,855	64,072
Kyocera Corp.	5,374	284,669
Kyowa Kirin Co., Ltd.	4,187	88,323
Kyushu Railway Co.	2,306	45,458
Lasertec Corp.	1,276	174,470
Lion Corp.	4,258	44,006
Lixil Corp.	4,789	84,794
Marubeni Corp.	27,986	307,271
Marui Group Co., Ltd.	3,102	53,703
Mazda Motor Corp.	9,869	70,765
Medipal Holdings Corp.	2,893	47,539
MEIJI Holdings Co., Ltd.	2,112	105,470
MINEBEA MITSUMI, Inc.	6,371	123,919
MISUMI Group, Inc.	4,721	119,519
Mitsubishi Chemical Holdings Corp.	23,326	142,772
Mitsubishi Corp.	22,541	762,559
Mitsubishi Estate Co., Ltd.	19,407	282,132
Mitsubishi Gas Chemical Co., Inc.	3,249	47,622
Mitsubishi Materials Corp.	2,040	32,011
Mitsui & Co., Ltd.	25,840	628,249
Mitsui Chemicals, Inc.	2,930	67,280
Mitsui Fudosan Co., Ltd.	14,721	311,952
Miura Co., Ltd.	1,636	34,473
Mizuho Financial Group, Inc.	39,153	477,022
MonotaRO Co., Ltd.	4,117	71,784
MS&AD Insurance Group Holdings, Inc.	7,698	230,595
Nabtesco Corp.	1,814	41,696
Nagoya Railroad Co., Ltd.	3,278	52,955
NEC Corp.	4,157	162,032
NGK Insulators Ltd.	5,122	69,263
NGK Spark Plug Co., Ltd.	3,209	49,512
NH Foods Ltd.	1,710	54,180
Nidec Corp.	8,374	551,911
Nikon Corp.	5,446	61,833
Nintendo Co., Ltd.	1,928	891,529
Nippon Building Fund, Inc.	27	140,460
Nippon Prologis REIT, Inc.	36	100,170
Nippon Sanso Holdings Corp.	2,992	53,970
Nippon Telegraph & Telephone Corp.	36,232	1,075,830
Nippon Yusen K.K.	2,686	196,122
Nissan Chemical Corp.	2,147	114,509
Nissan Motor Co., Ltd.*	36,692	146,417
Nisshin Seifun Group, Inc.	4,048	54,302
Nissin Foods Holdings Co., Ltd.	1,095	76,488
Nitto Denko Corp.	2,425	163,775
Nomura Holdings, Inc.	50,217	193,798
Nomura Real Estate Holdings, Inc.	1,731	42,153
Nomura Real Estate Master Fund, Inc.	68	85,551
Nomura Research Institute Ltd.	5,905	169,092
NTT Data Corp.	10,441	193,653
Obayashi Corp.	10,569	73,092
Odakyu Electric Railway Co., Ltd.	5,757	87,804
Oji Holdings Corp.	14,391	68,423
Omron Corp.	3,196	190,586
Ono Pharmaceutical Co., Ltd.	6,691	172,130
Oriental Land Co., Ltd.	3,414	521,086
	Shares	Value
Common Stocks (continued)
Japan (continued)
ORIX Corp.	19,824	$363,246
Orix JREIT, Inc.	44	59,534
Pan Pacific International Holdings Corp.	6,478	100,550
Panasonic Holdings Corp.	36,192	324,180
PeptiDream, Inc.*	1,650	26,770
Persol Holdings Co., Ltd.	2,980	59,664
Pigeon Corp.	1,950	33,368
Pola Orbis Holdings, Inc.	1,394	16,204
Rakuten Group, Inc.	14,831	105,085
Recruit Holdings Co., Ltd.	23,067	857,802
Resona Holdings, Inc.	39,133	170,625
Ricoh Co., Ltd.	10,253	75,259
Rinnai Corp.	575	36,925
Rohm Co., Ltd.	1,416	100,112
Ryohin Keikaku Co., Ltd.	4,106	37,048
Santen Pharmaceutical Co., Ltd.	6,378	52,330
SBI Holdings, Inc.	3,639	81,819
SCSK Corp.	2,426	38,873
Secom Co., Ltd.	3,489	247,052
Seiko Epson Corp.	4,853	68,098
Sekisui Chemical Co., Ltd.	6,785	92,118
Sekisui House Ltd.	9,869	172,075
Seven Bank Ltd.	10,227	19,182
SG Holdings Co., Ltd.	6,696	118,508
Sharp Corp.	4,831	41,017
Shimadzu Corp.	4,684	154,916
Shimano, Inc.	1,332	239,546
Shimizu Corp.	9,459	49,865
Shionogi & Co., Ltd.	4,933	276,843
Shiseido Co., Ltd.	6,591	312,152
Shizuoka Bank Ltd. (The)	8,560	55,565
SMC Corp.	1,034	503,193
Sohgo Security Services Co., Ltd.	1,235	34,507
Sompo Holdings, Inc.	5,283	215,504
Sony Group Corp.	20,699	1,792,550
Square Enix Holdings Co., Ltd.	1,511	60,762
Stanley Electric Co., Ltd.	2,495	43,214
Sumitomo Chemical Co., Ltd.	26,204	111,442
Sumitomo Corp.	19,447	309,432
Sumitomo Heavy Industries Ltd.	1,943	41,227
Sumitomo Metal Mining Co., Ltd.	4,015	175,741
Sumitomo Mitsui Financial Group, Inc.	19,499	589,214
Sumitomo Mitsui Trust Holdings, Inc.	5,260	163,654
Sumitomo Pharma Co., Ltd.	2,809	25,085
Sumitomo Rubber Industries Ltd.	3,008	26,142
Sundrug Co., Ltd.	1,150	26,806
Suntory Beverage & Food Ltd.	2,114	83,705
Suzuken Co., Ltd.	1,018	30,172
Sysmex Corp.	2,532	168,266
T&D Holdings, Inc.	8,883	114,500
Taiheiyo Cement Corp.	1,942	31,537
Taisei Corp.	3,039	82,684
Takeda Pharmaceutical Co., Ltd.	25,707	747,836
TDK Corp.	6,290	197,351
Teijin Ltd.	3,063	32,814
Terumo Corp.	11,883	357,150
Tobu Railway Co., Ltd.	3,171	71,541

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Japan (continued)
Toho Gas Co., Ltd.	1,548	$36,502
Tokyo Century Corp.	631	19,506
Tokyo Electron Ltd.	2,487	1,064,980
Tokyu Corp.	9,010	110,643
Tokyu Fudosan Holdings Corp.	10,237	53,492
TOPPAN, Inc.	4,624	76,805
Toshiba Corp.	6,656	277,727
TOTO Ltd.	2,627	88,912
Toyoda Gosei Co., Ltd.	1,142	16,756
Toyota Industries Corp.	2,569	154,465
Toyota Motor Corp.	183,217	3,161,328
Trend Micro, Inc.	2,203	123,447
Tsuruha Holdings, Inc.	645	33,106
Unicharm Corp.	6,635	231,836
United Urban Investment Corp.	45	49,356
Welcia Holdings Co., Ltd.	1,554	32,133
West Japan Railway Co.	3,653	136,579
Yakult Honsha Co., Ltd.	2,170	112,553
Yamada Holdings Co., Ltd.	10,828	32,344
Yamaha Corp.	2,751	106,167
Yamaha Motor Co., Ltd.	5,151	106,948
Yamato Holdings Co., Ltd.	5,402	101,944
Yaskawa Electric Corp.(a)	4,144	142,334
Yokohama Rubber Co., Ltd. (The)	2,246	30,129
Total Japan		41,644,474
Luxembourg — 0.3%
ArcelorMittal SA	10,136	300,633
Eurofins Scientific SE	2,136	199,920
Total Luxembourg		500,553
Mexico — 0.0%(c)
Fresnillo PLC	3,133	30,500
Netherlands — 5.8%
ABN AMRO Bank NV(a)	7,496	94,856
Adyen NV*	443	758,499
Akzo Nobel NV	2,790	244,590
ASM International NV	748	228,761
ASML Holding NV	6,693	3,869,317
ING Groep NV	62,954	604,363
Koninklijke Ahold Delhaize NV(a)	16,864	499,741
Koninklijke DSM NV	2,869	486,081
Koninklijke KPN NV(a)	54,586	189,169
Koninklijke Philips NV	14,522	383,001
NN Group NV	4,430	219,371
Randstad NV	1,946	104,412
Shell PLC	128,416	3,503,427
Wolters Kluwer NV	4,301	438,217
Total Netherlands		11,623,805
New Zealand — 0.3%
a2 Milk Co., Ltd. (The)*	12,544	40,057
Auckland International Airport Ltd.*	20,489	104,193
Chorus Ltd.	7,579	36,156
Fisher & Paykel Healthcare Corp., Ltd.	9,561	133,420
Fletcher Building Ltd.	13,048	52,422
Mercury NZ Ltd.	10,319	40,587
Meridian Energy Ltd.	19,380	59,623
	Shares	Value
Common Stocks (continued)
New Zealand (continued)
Ryman Healthcare Ltd.	6,477	$38,718
Spark New Zealand Ltd.	31,406	100,290
Total New Zealand		605,466
Norway — 1.1%
Aker ASA, Class A	384	31,923
Austevoll Seafood ASA	1,472	23,684
DNB Bank ASA	14,683	289,592
Entra ASA	992	16,568
Equinor ASA	17,401	599,642
Gjensidige Forsikring ASA	3,161	68,401
Kahoot! ASA*	6,293	15,651
Leroy Seafood Group ASA	4,790	45,604
Mowi ASA	7,536	215,729
NEL ASA*(a)	24,625	35,973
Nordic Semiconductor ASA*	2,812	57,785
Norsk Hydro ASA	22,245	190,872
Orkla ASA	12,369	101,378
Schibsted ASA, Class A	1,191	25,273
Schibsted ASA, Class B	1,562	30,430
SpareBank 1 SR-Bank ASA	2,870	36,966
Storebrand ASA	7,759	68,491
Telenor ASA	10,669	152,193
TOMRA Systems ASA	1,976	79,069
Total Norway		2,085,224
Poland — 0.3%
Bank Polska Kasa Opieki SA	2,998	66,208
CD Projekt SA(a)	1,169	31,870
Cyfrowy Polsat SA	4,216	23,011
Dino Polska SA*	809	52,522
KGHM Polska Miedz SA	2,313	75,552
mBank SA*	227	15,305
Polski Koncern Naftowy ORLEN SA	5,267	89,397
Polskie Gornictwo Naftowe i Gazownictwo SA	27,603	38,752
Powszechna Kasa Oszczednosci Bank Polski SA*	14,680	108,539
Powszechny Zaklad Ubezpieczen SA	9,654	66,788
Santander Bank Polska SA	568	34,636
Total Poland		602,580
Portugal — 0.2%
EDP — Energias de Portugal SA	45,767	214,469
Jeronimo Martins SGPS SA	4,617	96,440
Total Portugal		310,909
Singapore — 1.6%
Ascendas Real Estate Investment Trust	57,261	118,594
CapitaLand Integrated Commercial Trust	84,573	142,701
City Developments Ltd.	8,550	52,876
ComfortDelGro Corp., Ltd.	36,754	39,125
DBS Group Holdings Ltd.	30,062	738,434
Jardine Cycle & Carriage Ltd.	1,617	33,958
Keppel Corp., Ltd.	24,387	121,326
Mapletree Commercial Trust	34,267	46,404
Olam Group Ltd.	20,794	25,449
Oversea-Chinese Banking Corp., Ltd.	63,666	571,237

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Singapore (continued)
SATS Ltd.*	11,375	$37,480
Singapore Telecommunications Ltd.	131,040	262,858
STMicroelectronics NV	10,901	410,954
Suntec Real Estate Investment Trust	23,221	30,941
United Overseas Bank Ltd.	23,706	514,840
UOL Group Ltd.*	7,608	40,219
Venture Corp., Ltd.	4,584	56,931
Yangzijiang Financial Holding Pte Ltd.*	47,162	18,613
Total Singapore		3,262,940
South Africa — 0.4%
Anglo American PLC	19,047	857,534
Scatec ASA*	1,939	24,038
Total South Africa		881,572
Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	3,672	95,257
Aena SME SA*	1,149	165,215
Amadeus IT Group SA*	7,484	476,874
Banco Bilbao Vizcaya Argentaria SA	108,257	577,768
Banco Santander SA(a)	284,526	845,405
CaixaBank SA	72,199	235,202
Cellnex Telecom SA*	9,350	439,531
EDP Renovaveis SA	4,083	97,519
Ferrovial SA	7,749	201,019
Grifols SA(a)	5,003	84,447
Iberdrola SA	102,251	1,187,648
Industria de Diseno Textil SA(a)	18,452	391,266
Mapfre SA	16,286	29,981
Red Electrica Corp. SA	6,719	135,633
Repsol SA	23,546	354,838
Siemens Gamesa Renewable Energy SA*	3,807	61,548
Telefonica SA	84,666	413,813
Total Spain		5,792,964
Sweden — 3.1%
AAK AB	2,967	51,912
AddTech AB, B Shares	3,782	67,775
Alfa Laval AB(a)	4,891	138,290
Assa Abloy AB, B Shares(a)	16,183	414,764
Atlas Copco AB, A Shares(a)	10,506	484,784
Atlas Copco AB, B Shares	6,202	249,578
Avanza Bank Holding AB	1,840	47,271
Axfood AB	1,769	52,582
Beijer Ref AB	3,876	63,720
Boliden AB(a)	4,468	196,726
Castellum AB	4,347	86,955
Electrolux AB, B Shares	4,358	67,301
Elekta AB, B Shares(a)	5,623	38,320
EQT AB	5,498	159,663
Essity AB, B Shares	10,042	267,627
Fabege AB	4,424	54,276
Fastighets AB Balder, B Shares*	1,525	76,551
H & M Hennes & Mauritz AB, B Shares(a)	11,730	149,935
Hexagon AB, B Shares*(a)	34,904	457,981
Holmen AB, B Shares	1,534	89,816
Husqvarna AB, B Shares	6,967	67,227
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Indutrade AB	4,461	$106,955
Kinnevik AB, B Shares*	4,095	81,579
Lifco AB, B Shares*	3,335	71,274
Nibe Industrier AB, B Shares	26,693	265,585
Sagax AB, B Shares	2,426	62,772
Samhallsbyggnadsbolaget i Norden AB(a)	17,708	56,144
Samhallsbyggnadsbolaget i Norden AB, D Shares	3,284	8,652
Sandvik AB(a)	17,758	341,348
Securitas AB, B Shares	5,283	63,088
Sinch AB*	8,848	40,073
Skandinaviska Enskilda Banken AB, A Shares(a)	24,233	276,023
Skanska AB, B Shares	5,618	108,736
SKF AB, B Shares	6,050	100,294
SSAB AB, A Shares	3,783	24,467
SSAB AB, B Shares	10,376	62,129
Svenska Cellulosa AB SCA, B Shares	9,971	195,636
Svenska Handelsbanken AB, A Shares	24,278	247,853
Svenska Handelsbanken AB, B Shares	591	6,723
Sweco AB, B Shares	3,432	48,957
Swedbank AB, A Shares	18,073	289,641
Swedish Orphan Biovitrum AB*	3,020	63,987
Tele2 AB, B Shares(a)	8,193	109,007
Telia Co. AB	36,218	151,183
Thule Group AB	1,758	62,272
Vitrolife AB	1,411	36,797
Wallenstam AB, B Shares	2,413	26,931
Total Sweden		6,191,160
Switzerland — 10.0%
Alcon, Inc.	8,315	602,220
Geberit AG	575	331,736
Givaudan SA(a)	133	533,699
Kuehne + Nagel International AG	934	264,713
Lonza Group AG	1,242	740,095
Nestle SA	46,716	6,064,200
Novartis AG	39,102	3,484,999
Partners Group Holding AG	364	392,819
Roche Holding AG	438	177,249
Roche Holding AG	11,748	4,386,210
Schindler Holding AG — Participating Certificate	677	132,101
Schindler Holding AG — Registered	331	64,587
SGS SA	101	262,424
Sika AG	2,386	739,902
Straumann Holding AG	1,670	200,524
Swisscom AG	423	251,364
Zurich Insurance Group AG	2,512	1,153,970
Total Switzerland		19,782,812
United Kingdom — 10.7%
3i Group PLC	15,914	264,734
abrdn PLC	37,027	88,000
Admiral Group PLC	4,021	127,420
Ashtead Group PLC	7,406	388,571
ASOS PLC*	1,180	20,711
Associated British Foods PLC	5,985	120,714

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
AstraZeneca PLC	25,043	$3,360,447
Auto Trader Group PLC	15,634	124,601
AVEVA Group PLC	1,893	51,692
Aviva PLC	61,985	337,202
Barclays PLC	278,453	518,101
Barratt Developments PLC	16,983	105,437
Berkeley Group Holdings PLC*	1,821	93,279
BP PLC	303,220	1,490,594
British Land Co. PLC (The)	14,341	93,230
BT Group PLC	115,292	256,711
Bunzl PLC	5,613	218,671
Burberry Group PLC	6,684	133,512
CK Hutchison Holdings Ltd.	44,132	310,482
Coca-Cola Europacific Partners PLC	2,516	125,674
Compass Group PLC	29,674	634,089
ConvaTec Group PLC	27,222	72,455
Croda International PLC	2,317	227,017
DCC PLC	1,586	121,026
Direct Line Insurance Group PLC	22,145	70,536
DS Smith PLC	23,106	95,992
easyJet PLC*	10,900	76,772
Experian PLC	15,340	537,719
Farfetch Ltd., Class A*	4,960	55,552
Halma PLC	6,287	195,359
Hargreaves Lansdown PLC	5,953	68,551
Informa PLC*	24,969	180,128
InterContinental Hotels Group PLC	2,942	191,036
Intermediate Capital Group PLC	4,803	93,316
Intertek Group PLC	2,682	168,631
ITV PLC	61,552	57,418
J Sainsbury PLC	33,225	97,318
JD Sports Fashion PLC	41,824	70,048
Johnson Matthey PLC	3,289	91,877
Kingfisher PLC	34,526	109,798
Land Securities Group PLC	12,328	116,485
Legal & General Group PLC	99,342	314,427
Lloyds Banking Group PLC	1,180,966	680,260
M&G PLC	43,247	116,303
NatWest Group PLC	87,311	238,968
Next PLC	2,033	153,809
Pearson PLC	12,566	123,972
Phoenix Group Holdings PLC	11,887	90,887
Prudential PLC	45,640	578,737
Reckitt Benckiser Group PLC	11,925	934,237
RELX PLC	32,340	971,621
Rentokil Initial PLC	30,904	213,399
Rightmove PLC	14,024	108,882
Sage Group PLC (The)	16,943	156,858
Schroders PLC	1,995	71,134
Segro PLC	19,968	336,560
Severn Trent PLC	4,155	164,113
Spirax-Sarco Engineering PLC	1,223	186,559
SSE PLC	17,728	415,879
St James’s Place PLC	8,955	145,933
Standard Chartered PLC	51,198	354,690
Taylor Wimpey PLC	60,236	95,969
Unilever PLC	42,035	1,962,689
United Utilities Group PLC	11,342	163,900
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Vodafone Group PLC	454,090	$692,908
Weir Group PLC (The)	4,399	86,102
Whitbread PLC*	3,357	118,728
Wise PLC, Class A*	7,426	36,827
WPP PLC	19,159	241,743
Total United Kingdom		21,317,000
United States — 2.5%
Avast PLC	10,374	73,458
Carnival PLC*	2,588	41,801
CyberArk Software Ltd.*	662	104,027
Ferguson PLC	3,665	466,580
GlaxoSmithKline PLC	84,144	1,898,390
Schneider Electric SE	9,291	1,349,675
Stellantis NV	35,191	481,955
Swiss Re AG	4,793	396,614
Tenaris SA	7,912	123,616
Total United States		4,936,116
Total Common Stocks
(Cost $192,594,696)		196,941,355
Preferred Stocks — 0.4%
Germany — 0.4%
Bayerische Motoren Werke AG, 2.68%	962	71,700
Henkel AG & Co. KGaA, 3.05%	2,895	187,399
Volkswagen AG, 3.25%	3,047	478,759
Total Germany		737,858
Spain — 0.0%(c)
Grifols SA, 3.51%, Class B	4,438	48,879
Total Preferred Stocks
(Cost $1,012,521)		786,737
Short-Term Investments — 4.6%
Money Market Funds — 4.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(d)(e)	9,154,896	9,154,896
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(d)	68,961	68,961
Total Short-Term Investments
(Cost $9,223,857)		9,223,857
Total Investments — 104.1%
(Cost $202,831,074)		206,951,949
Other Assets and Liabilities, Net — (4.1)%		(8,153,794)
Net Assets — 100.0%		$198,798,155

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,166,679; total market value of collateral held by the Fund was $9,743,713. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $588,817.

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2022
(b)
Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

(c)
Less than 0.05%.

(d)
Reflects the 1-day yield at April 30, 2022.

(e)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$196,929,672	$—	$11,683(g)	$196,941,355
Preferred Stocks	786,737	—	—	786,737
Short-Term Investments:
Money Market Funds	9,223,857	—	—	9,223,857
Total Investments in Securities	$206,940,266	$—	$11,683	$206,951,949

(f)
For a complete listing of investments and their countries, see the Schedule of Investments.

(g)
The Level 3 security, valued at $11,683, has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.
See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.9%
Australia — 0.6%
Ramsay Health Care Ltd.	739	$42,597
China — 0.4%
China Traditional Chinese Medicine Holdings Co., Ltd.	59,665	29,277
Denmark — 5.6%
Novo Nordisk A/S, Class B	3,381	389,486
France — 2.0%
Danone SA(a)	568	34,539
Sanofi	1,000	106,740
Total France		141,279
Germany — 1.8%
adidas AG	150	30,655
Fresenius SE & Co. KGaA	951	33,910
Puma SE	373	27,812
Siemens Healthineers AG	553	29,905
Total Germany		122,282
Ireland — 0.4%
Glanbia PLC	2,464	29,581
Italy — 1.4%
Moncler SpA	559	29,651
Recordati Industria Chimica e Farmaceutica SpA	685	33,235
Technogym SpA	4,267	32,568
Total Italy		95,454
Japan — 2.2%
Asahi Intecc Co., Ltd.	1,680	32,936
Asics Corp.	1,728	27,582
Nihon Kohden Corp.	1,288	31,216
Seiko Epson Corp.	2,277	31,951
Shimano, Inc.	152	27,335
Total Japan		151,020
Malaysia — 0.5%
IHH Healthcare Bhd	22,285	33,836
Netherlands — 0.5%
Basic-Fit NV*	755	31,907
South Africa — 0.5%
Netcare Ltd.	36,161	34,866
South Korea — 0.5%
Fila Holdings Corp.	1,198	31,095
Spain — 0.5%
Fluidra SA	1,228	33,838
Sweden — 0.8%
Getinge AB, B Shares	893	26,133
Thule Group AB(a)	872	30,888
Total Sweden		57,021
Switzerland — 10.7%
Mediclinic International PLC*	7,645	35,648
Nestle SA	2,693	349,578
	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Novartis AG	3,946	$351,691
Total Switzerland		736,917
Taiwan — 1.3%
Feng TAY Enterprise Co., Ltd.	4,657	30,256
Giant Manufacturing Co., Ltd.	3,330	28,074
Merida Industry Co., Ltd.	3,406	28,022
Total Taiwan		86,352
Thailand — 1.0%
Bangkok Dusit Medical Services PCL	47,134	35,437
Bumrungrad Hospital PCL	7,184	33,665
Total Thailand		69,102
United Kingdom — 6.5%
AstraZeneca PLC	2,849	382,299
Compass Group PLC	1,594	34,061
Frasers Group PLC*	4,013	34,210
Total United Kingdom		450,570
United States — 62.7%
Abbott Laboratories	2,809	318,822
ABIOMED, Inc.*	110	31,524
Acadia Healthcare Co., Inc.*	604	41,000
Alphabet, Inc., Class A*	128	292,120
Anthem, Inc.	215	107,915
Apple, Inc.	2,086	328,858
Boston Scientific Corp.*	1,275	53,690
Bristol-Myers Squibb Co.	1,951	146,852
Callaway Golf Co.*	1,433	31,440
Centene Corp.*	516	41,564
Community Health Systems, Inc.*	3,238	24,835
Cytokinetics, Inc.*(a)	982	39,152
Edwards Lifesciences Corp.*	554	58,602
Eli Lilly & Co.	1,371	400,510
Encompass Health Corp.	513	35,310
Garmin Ltd.	307	33,690
General Mills, Inc.	539	38,123
HCA Healthcare, Inc.	207	44,412
Healthcare Services Group, Inc.	2,179	37,239
Johnson & Johnson	2,071	373,733
Kellogg Co.	523	35,826
Lantheus Holdings, Inc.*	737	48,944
LivaNova PLC*	423	32,427
Medical Properties Trust, Inc.	1,655	30,435
Medifast, Inc.	193	34,423
Medtronic PLC	1,200	125,232
Merck & Co., Inc.	4,505	399,548
Merit Medical Systems, Inc.*	533	33,051
Molina Healthcare, Inc.*	108	33,853
NIKE, Inc., Class B	2,477	308,882
Peloton Interactive, Inc., Class A*	1,220	21,423
Pentair PLC	589	29,892
Penumbra, Inc.*	154	26,574
Planet Fitness, Inc., Class A*	400	32,012
Pool Corp.	77	31,202
Select Medical Holdings Corp.	1,489	33,666
Tenet Healthcare Corp.*	401	29,077

See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
United States (continued)
Under Armour, Inc., Class A*	1,936	$29,737
United Therapeutics Corp.*	205	36,400
UnitedHealth Group, Inc.	723	367,682
Universal Health Services, Inc., Class B	237	29,040
Vail Resorts, Inc.	129	32,787
VF Corp.	586	30,472
YETI Holdings, Inc.*	562	27,465
Total United States		4,319,441
Total Common Stocks
(Cost $6,850,017)		6,885,921
Short-Term Investment — 0.9%
Money Market Fund — 0.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.30%(b)(c) (Cost $63,353)	63,353	63,353

	Shares	Value
Total Investments — 100.8%
(Cost $6,913,370)		$6,949,274
Other Assets and Liabilities, Net — (0.8)%		(56,017)
Net Assets — 100.0%		$6,893,257

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $100,460; total market value of collateral held by the Fund was $98,723. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $35,370.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$6,885,921	$—	$—	$6,885,921
Short-Term Investment:
Money Market Fund	63,353	—	—	63,353
Total Investments in Securities	$6,949,274	$—	$—	$6,949,274

(d)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2022 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Engender Equality ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.8%
Communication Services — 8.4%
AT&T, Inc.	3,298	$62,200
Meta Platforms, Inc., Class A*	368	73,773
Omnicom Group, Inc.	903	68,746
Paramount Global, Class B	2,074	60,395
Spotify Technology SA*	551	56,009
Verizon Communications, Inc.	1,461	67,644
Warner Bros Discovery, Inc.*	3,772	68,462
Total Communication Services		457,229
Consumer Discretionary — 12.6%
Etsy, Inc.*	540	50,323
Ford Motor Co.	4,613	65,320
Gap, Inc. (The)	4,970	61,727
General Motors Co.*	1,752	66,418
Hasbro, Inc.	853	75,115
Marriott International, Inc., Class A*	447	79,351
PVH Corp.	933	67,904
Target Corp.	347	79,342
VF Corp.	1,336	69,472
Yum China Holdings, Inc.	1,765	73,777
Total Consumer Discretionary		688,749
Consumer Staples — 15.2%
Campbell Soup Co.	1,790	84,524
Clorox Co. (The)	576	82,639
Coca-Cola Co. (The)	1,273	82,248
Colgate-Palmolive Co.	1,018	78,437
General Mills, Inc.	1,210	85,583
Hershey Co. (The)	370	83,535
J M Smucker Co. (The)	590	80,789
Kimberly-Clark Corp.	630	87,463
PepsiCo, Inc.	475	81,562
Procter & Gamble Co. (The)	509	81,720
Total Consumer Staples		828,500
Financials — 13.9%
American Express Co.	409	71,457
Bank of America Corp.	1,777	63,403
BlackRock, Inc.	103	64,342
Citigroup, Inc.	1,335	64,360
Goldman Sachs Group, Inc. (The)	223	68,124
JPMorgan Chase & Co.	546	65,171
MetLife, Inc.	1,122	73,693
Moody’s Corp.	238	75,322
Principal Financial Group, Inc.	1,092	74,409
S&P Global, Inc.	190	71,535
Wells Fargo & Co.	1,486	64,834
Total Financials		756,650
Health Care — 14.0%
AbbVie, Inc.	482	70,796
Amgen, Inc.	324	75,554
Biogen, Inc.*	373	77,375
BioMarin Pharmaceutical, Inc.*	953	77,526
Bristol-Myers Squibb Co.	1,085	81,668
Eli Lilly & Co.	268	78,291
Illumina, Inc.*	226	67,043
Johnson & Johnson	433	78,139
Merck & Co., Inc.	969	85,941
Zoetis, Inc.	395	70,014
Total Health Care		762,347
	Shares	Value
Common Stocks (continued)
Industrials — 8.8%
3M Co.	518	$74,706
Cummins, Inc.	372	70,379
Lyft, Inc., Class A*	2,024	65,982
Nielsen Holdings PLC	3,197	85,712
Robert Half International, Inc.	647	63,607
Sunrun, Inc.*	2,447	48,891
Uber Technologies, Inc.*	2,328	73,285
Total Industrials		482,562
Information Technology — 18.5%
Accenture PLC, Class A	239	71,786
Adobe, Inc.*	172	68,103
Autodesk, Inc.*	361	68,330
Automatic Data Processing, Inc.	358	78,108
Genpact Ltd.	1,756	70,714
Intel Corp.	1,622	70,703
International Business Machines Corp.	598	79,062
Intuit, Inc.	161	67,419
Mastercard, Inc., Class A	221	80,307
Microsoft Corp.	259	71,878
PayPal Holdings, Inc.*	682	59,968
Splunk, Inc.*	626	76,384
Visa, Inc., Class A(a)	358	76,301
VMware, Inc., Class A	672	72,603
Total Information Technology		1,011,666
Materials — 4.1%
Dow, Inc.	1,217	80,930
DuPont de Nemours, Inc.	1,009	66,523
Ecolab, Inc.	446	75,526
Total Materials		222,979
Real Estate — 4.3%
CBRE Group, Inc., Class A*	840	69,754
Host Hotels & Resorts, Inc.	4,060	82,621
VICI Properties, Inc.	2,750	81,977
Total Real Estate		234,352
Total Common Stocks
(Cost $6,292,551)		5,445,034
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)
(Cost $3,979)	3,979	3,979
Total Investments — 99.9%
(Cost $6,296,530)		5,449,013
Other Assets and Liabilities, Net — 0.1%		6,853
Net Assets — 100.0%		$5,455,866

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $74,596; total market value of collateral held by the Fund was $78,778. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $78,778.

(b)
Reflects the 1-day yield at April 30, 2022.

See notes to financial statements.

Schedule of Investments — IQ Engender Equality ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$5,445,034	$—	$—	$5,445,034
Short-Term Investment:
Money Market Fund	3,979	—	—	3,979
Total Investments in Securities	$5,449,013	$—	$—	$5,449,013

(c)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Cleaner Transport ETF

April 30, 2022
	Shares	Value
Common Stocks — 97.5%
Belgium — 0.5%
Umicore SA	767	$29,882
Canada — 1.3%
Ballard Power Systems, Inc.*	1,767	14,752
Magna International, Inc.	1,137	68,876
Total Canada		83,628
Chile — 0.2%
Enel Americas SA	145,094	15,189
China — 5.9%
COSCO SHIPPING Holdings Co., Ltd., Class H*	74,500	118,309
JinkoSolar Holding Co., Ltd.*	396	20,299
NIO, Inc.*	4,973	83,049
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	21,961	31,572
Xinyi Solar Holdings Ltd.	17,158	25,892
XPeng, Inc.*	2,045	50,328
Zhuzhou CRRC Times Electric Co., Ltd.	8,289	33,119
Total China		362,568
Denmark — 5.8%
AP Moller — Maersk A/S, Class B	47	137,841
DSV A/S	745	123,615
Vestas Wind Systems A/S	3,848	99,768
Total Denmark		361,224
Finland — 0.2%
Wartsila OYJ Abp	1,765	14,334
France — 4.4%
Alstom SA	1,402	31,237
Cie Generale des Etablissements Michelin	641	80,505
Cie Plastic Omnium SA	799	13,116
Faurecia SE(a)	501	11,136
Getlink SE	1,623	29,929
Legrand SA	979	87,540
Valeo	847	15,641
Total France		269,104
Germany — 12.8%
Bayerische Motoren Werke AG	1,319	109,245
Continental AG*	412	28,695
E.ON SE	8,431	88,321
Infineon Technologies AG	4,962	143,692
Knorr-Bremse AG	192	13,842
Mercedes-Benz Group AG*	2,557	181,003
Nordex SE*	1,096	16,106
Siemens AG	1,421	176,563
Siemens Energy AG	1,615	31,400
Total Germany		788,867
Japan — 8.5%
Denso Corp.	1,350	82,911
East Japan Railway Co.	1,079	56,790
Koito Manufacturing Co., Ltd.	338	12,483
	Shares	Value
Common Stocks (continued)
Japan (continued)
Nissan Motor Co., Ltd.*	7,230	$28,851
Panasonic Holdings Corp.	6,538	58,562
Shimano, Inc.	245	44,061
TDK Corp.	888	27,861
Toyota Motor Corp.	11,383	196,409
Yamaha Motor Co., Ltd.	789	16,382
Total Japan		524,310
Portugal — 0.8%
EDP — Energias de Portugal SA	10,266	48,107
Singapore — 1.5%
STMicroelectronics NV	2,489	93,832
South Korea — 2.2%
Hyundai Mobis Co., Ltd.	234	38,658
Samsung SDI Co., Ltd.	198	96,320
Total South Korea		134,978
Spain — 5.8%
Amadeus IT Group SA*	1,715	109,278
EDP Renovaveis SA	917	21,902
Iberdrola SA	18,568	215,668
Siemens Gamesa Renewable Energy SA*	847	13,693
Total Spain		360,541
Sweden — 0.9%
Autoliv, Inc.	333	24,536
MIPS AB	233	16,806
Thule Group AB	438	15,515
Total Sweden		56,857
Switzerland — 0.5%
Landis+Gyr Group AG*	261	14,735
Stadler Rail AG(a)	415	15,178
Total Switzerland		29,913
Taiwan — 3.6%
Compal Electronics, Inc.	19,060	14,388
Giant Manufacturing Co., Ltd.	1,672	14,096
Taiwan High Speed Rail Corp.	16,383	15,563
Taiwan Semiconductor Manufacturing Co., Ltd.	9,618	175,552
Total Taiwan		219,599
United Kingdom — 0.6%
ITM Power PLC*(a)	4,643	19,318
National Express Group PLC*	5,240	16,368
Total United Kingdom		35,686
United States — 42.0%
Alphabet, Inc., Class A*	77	175,729
Aptiv PLC*	1,024	108,954
Bloom Energy Corp., Class A*(a)	850	15,776
BorgWarner, Inc.	908	33,442
Brookfield Renewable Corp., Class A	655	23,514
CSX Corp.	6,040	207,414

See notes to financial statements.

Schedule of Investments — IQ Cleaner Transport ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
United States (continued)
Eaton Corp. PLC	1,345	$195,052
Edison International	1,447	99,539
Enphase Energy, Inc.*	499	80,539
First Solar, Inc.*	357	26,072
General Electric Co.	2,150	160,282
Intel Corp.	4,343	189,311
NextEra Energy, Inc.	2,686	190,760
NVIDIA Corp.	858	159,133
Schneider Electric SE	1,314	190,881
SolarEdge Technologies, Inc.*	199	49,832
Tesla, Inc.*	256	222,914
Texas Instruments, Inc.	1,213	206,513
Union Pacific Corp.	841	197,038
Westinghouse Air Brake Technologies Corp.	673	60,509
Total United States		2,593,204
Total Common Stocks
(Cost $7,176,758)		6,021,823
Preferred Stock — 2.5%
Germany — 2.5%
Volkswagen AG, 3.25%
(Cost $202,477)	994	156,182

	Shares	Value
Short-Term Investment — 0.6%
Money Market Fund — 0.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)
(Cost $35,494)	35,494	$35,494
Total Investments — 100.6%
(Cost $7,414,729)		6,213,499
Other Assets and Liabilities, Net — (0.6)%		(36,092)
Net Assets — 100.0%		$6,177,407

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $50,751; total market value of collateral held by the Fund was $52,110. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $16,616.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$6,021,823	$—	$—	$6,021,823
Preferred Stock	156,182	—	—	156,182
Short-Term Investment:
Money Market Fund	35,494	—	—	35,494
Total Investments in Securities	$6,213,499	$—	$—	$6,213,499

(d)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2022 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Clean Oceans ETF

April 30, 2022
	Shares	Value
Common Stocks — 97.8%
Austria — 0.9%
ANDRITZ AG	310	$13,330
Mondi PLC	1,792	33,973
Total Austria		47,303
Brazil — 0.6%
Engie Brasil Energia SA	1,846	15,619
Klabin SA	3,173	13,289
Total Brazil		28,908
Canada — 0.2%
Ballard Power Systems, Inc.*	1,461	12,197
China — 2.8%
COSCO SHIPPING Holdings Co., Ltd., Class H*	72,979	115,893
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	21,512	30,927
Total China		146,820
Denmark — 6.9%
AP Moller — Maersk A/S, Class B	46	134,909
Chr Hansen Holding A/S	384	30,115
Dfds A/S	309	12,077
Orsted A/S	704	79,163
ROCKWOOL A/S, Class B	38	10,746
Vestas Wind Systems A/S	3,770	97,745
Total Denmark		364,755
Faroe Islands — 0.3%
Bakkafrost P/F*	208	14,467
Finland — 0.5%
Valmet OYJ	407	11,018
Wartsila OYJ Abp	1,729	14,041
Total Finland		25,059
France — 8.2%
Dassault Systemes SE	2,495	111,957
Legrand SA	959	85,752
L’Oreal SA	430	158,271
Veolia Environnement SA	2,479	72,965
Total France		428,945
Germany — 7.9%
adidas AG	624	127,524
Infineon Technologies AG	4,907	142,099
Siemens AG	1,174	145,872
Total Germany		415,495
Ireland — 1.8%
Kingspan Group PLC	569	53,460
Smurfit Kappa Group PLC	965	41,350
Total Ireland		94,810
Japan — 6.0%
Bridgestone Corp.	1,730	63,653
Kao Corp.	1,328	53,618
Kurita Water Industries Ltd.	353	12,193
Nippon Yusen K.K.	476	34,756
	Shares	Value
Common Stocks (continued)
Japan (continued)
Nitto Denko Corp.	363	$24,516
Panasonic Holdings Corp.	6,405	57,371
Rohm Co., Ltd.	269	19,018
Sekisui Chemical Co., Ltd.	1,231	16,713
TOTO Ltd.	343	11,609
Yaskawa Electric Corp.	646	22,188
Total Japan		315,635
Netherlands — 2.0%
Koninklijke DSM NV	617	104,536
Norway — 1.5%
Austevoll Seafood ASA	1,008	16,218
Leroy Seafood Group ASA	1,641	15,624
Mowi ASA	1,651	47,262
Total Norway		79,104
Portugal — 0.9%
EDP — Energias de Portugal SA	10,056	47,123
Singapore — 1.7%
STMicroelectronics NV	2,438	91,910
South Africa — 0.3%
Scatec ASA*	1,070	13,265
South Korea — 3.1%
Coway Co., Ltd.	247	13,943
Hyundai Glovis Co., Ltd.	98	16,307
LG Electronics, Inc.	422	39,143
Samsung SDI Co., Ltd.	194	94,374
Total South Korea		163,767
Spain — 4.0%
EDP Renovaveis SA	898	21,448
Iberdrola SA	15,352	178,314
Siemens Gamesa Renewable Energy SA*	701	11,333
Total Spain		211,095
Sweden — 2.2%
Essity AB, B Shares	2,400	63,962
Nibe Industrier AB, B Shares	5,437	54,096
Total Sweden		118,058
Switzerland — 2.7%
Givaudan SA	30	120,383
SIG Group AG*	1,002	21,224
Total Switzerland		141,607
United Kingdom — 6.1%
Burberry Group PLC	1,477	29,503
DS Smith PLC	4,941	20,527
Kingfisher PLC	7,586	24,125
Pennon Group PLC	1,042	14,547
Severn Trent PLC	929	36,694
Unilever PLC	3,415	159,452
United Utilities Group PLC	2,534	36,618
Total United Kingdom		321,466

See notes to financial statements.

Schedule of Investments — IQ Clean Oceans ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
United States — 37.2%
American Water Works Co., Inc.	674	$103,850
Badger Meter, Inc.	143	11,539
Ball Corp.	1,190	96,580
Estee Lauder Cos., Inc. (The), Class A	570	150,514
Evoqua Water Technologies Corp.*	445	18,552
First Solar, Inc.*	349	25,487
Home Depot, Inc. (The)	541	162,516
Intel Corp.	3,591	156,532
International Flavors & Fragrances, Inc.	948	114,992
Kimberly-Clark Corp.	1,254	174,093
Lowe’s Cos., Inc.	782	154,625
Microsoft Corp.	576	159,852
NextEra Energy, Inc.	2,220	157,664
NVIDIA Corp.	709	131,498
O-I Glass, Inc.*	1,087	14,653
Skyworks Solutions, Inc.	609	69,000
Texas Instruments, Inc.	1,003	170,761
WillScot Mobile Mini Holdings Corp.*	810	28,431
Xylem, Inc.	664	53,452
Total United States		1,954,591
Total Common Stocks
(Cost $6,027,585)		5,140,916

	Shares	Value
Preferred Stock — 1.9%
Germany — 1.9%
Henkel AG & Co. KGaA, 3.05%
(Cost $126,728)	1,566	$101,370
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(a)
(Cost $5,745)	5,745	5,745
Total Investments — 99.8%
(Cost $6,160,058)		5,248,031
Other Assets and Liabilities, Net — 0.2%		8,771
Net Assets — 100.0%		$5,256,802

*
Non-income producing securities.

(a)
Reflects the 1-day yield at April 30, 2022.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(b)
Common Stocks	$5,140,916	$—	$—	$5,140,916
Preferred Stock	101,370	—	—	101,370
Short-Term Investment:
Money Market Fund	5,745	—	—	5,745
Total Investments in Securities	$5,248,031	$—	$—	$5,248,031

(b)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2022 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF

April 30, 2022
	Shares	Value
Common Stocks — 97.4%
Australia — 0.2%
CSL Ltd.	34	$6,603
Belgium — 0.3%
UCB SA	108	12,350
China — 6.3%
Alibaba Group Holding Ltd.*	4,622	60,145
BeiGene Ltd.*	600	7,999
BYD Co., Ltd., Class H	222	6,672
China Petroleum & Chemical Corp., Class H	19,426	9,631
China Railway Group Ltd., Class H	24,316	17,076
Haier Smart Home Co., Ltd., Class H	2,591	9,378
JD.com, Inc., Class A*	557	18,855
Kuaishou Technology*	636	5,411
Lenovo Group Ltd.	11,441	11,199
Meituan, Class B*	898	19,686
Metallurgical Corp of China Ltd., Class H	46,597	12,056
NetEase, Inc.	792	15,545
NXP Semiconductors NV	65	11,108
PetroChina Co., Ltd., Class H	27,026	13,089
Tencent Holdings Ltd.	1,015	48,822
Weichai Power Co., Ltd., Class H	3,905	5,524
Xiaomi Corp., Class B*	6,647	10,335
Total China		282,531
Denmark — 0.4%
Novo Nordisk A/S, Class B	166	19,123
Finland — 0.7%
Nokia OYJ*	5,898	30,305
France — 2.3%
Airbus SE	172	19,150
Dassault Systemes SE	148	6,641
L’Oreal SA	20	7,361
Renault SA*	513	12,759
Sanofi(a)	393	41,949
Thales SA	59	7,594
Valeo	496	9,160
Total France		104,614
Germany — 7.2%
BASF SE*	266	14,146
Bayer AG*	635	42,136
Bayerische Motoren Werke AG	535	44,311
Continental AG*	356	24,795
Daimler Truck Holding AG*	379	10,316
Fresenius SE & Co. KGaA	172	6,133
Infineon Technologies AG	353	10,222
Mercedes-Benz Group AG*	742	52,524
Merck KGaA	90	16,801
SAP SE	337	34,684
Siemens AG	257	31,933
Siemens Energy AG	348	6,766
Siemens Healthineers AG	197	10,653
Traton SE	510	8,571
	Shares	Value
Common Stocks (continued)
Germany (continued)
Vitesco Technologies Group AG*	212	$8,619
Total Germany		322,610
Israel — 0.2%
Teva Pharmaceutical Industries Ltd.*	759	6,771
Japan — 11.1%
Aisin Corp.	336	9,803
Astellas Pharma, Inc.	807	12,321
Canon, Inc.	674	15,581
Chugai Pharmaceutical Co., Ltd.	232	6,989
Daiichi Sankyo Co., Ltd.	633	15,937
Denso Corp.	463	28,435
Eisai Co., Ltd.	193	8,437
FUJIFILM Holdings Corp.	146	8,083
Fujitsu Ltd.	42	6,057
Hitachi Ltd.	398	18,653
Honda Motor Co., Ltd.	1,644	43,384
Isuzu Motors Ltd.	453	5,304
Mazda Motor Corp.	1,159	8,311
Mitsubishi Chemical Holdings Corp.	1,285	7,865
Mitsubishi Electric Corp.	933	9,851
Murata Manufacturing Co., Ltd.	96	5,775
NEC Corp.	166	6,470
Nippon Telegraph & Telephone Corp.	449	13,332
Nissan Motor Co., Ltd.*	6,813	27,187
Otsuka Holdings Co., Ltd.	376	12,662
Panasonic Holdings Corp.	2,472	22,142
Renesas Electronics Corp.*	819	8,900
SoftBank Group Corp.	266	10,818
Sony Group Corp.	318	27,539
Subaru Corp.	385	5,821
Sumitomo Chemical Co., Ltd.	2,162	9,195
Sumitomo Electric Industries Ltd.	578	6,239
Sumitomo Pharma Co., Ltd.	709	6,332
Suzuki Motor Corp.	267	8,054
Takeda Pharmaceutical Co., Ltd.	932	27,113
TDK Corp.	268	8,409
Tokyo Electron Ltd.	18	7,708
Toshiba Corp.	216	9,013
Toyota Motor Corp.	3,776	65,153
Total Japan		492,873
Netherlands — 0.6%
ASML Holding NV	30	17,344
Koninklijke Philips NV	410	10,813
Total Netherlands		28,157
Singapore — 0.2%
STMicroelectronics NV	270	10,179
South Korea — 3.8%
Hyundai Mobis Co., Ltd.	36	5,947
Hyundai Motor Co.	67	9,922
Kia Corp.	104	6,939
LG Display Co., Ltd.	475	6,335
LG Electronics, Inc.	177	16,418

See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
South Korea (continued)
NAVER Corp.	32	$7,299
Samsung Electronics Co., Ltd.	1,878	100,778
SK Hynix, Inc.	196	17,556
Total South Korea		171,194
Spain — 0.2%
Telefonica SA	1,355	6,623
Sweden — 0.9%
Telefonaktiebolaget LM Ericsson, B Shares	3,455	27,994
Volvo AB, B Shares	708	11,454
Total Sweden		39,448
Switzerland — 3.7%
ABB Ltd.	221	6,740
Nestle SA	90	11,683
Novartis AG	661	58,912
Roche Holding AG	238	88,859
Total Switzerland		166,194
Taiwan — 1.5%
Hon Hai Precision Industry Co., Ltd.	5,880	20,348
MediaTek, Inc.	606	17,064
Realtek Semiconductor Corp.	365	5,046
Taiwan Semiconductor Manufacturing Co., Ltd.	1,318	24,057
Total Taiwan		66,515
United Kingdom — 1.6%
AstraZeneca PLC	396	53,138
BT Group PLC	2,511	5,591
Rolls-Royce Holdings PLC*	4,735	4,951
Unilever PLC	135	6,304
Total United Kingdom		69,984
United States — 56.2%
3M Co.	84	12,114
Abbott Laboratories	144	16,344
AbbVie, Inc.	280	41,126
Accenture PLC, Class A	21	6,308
Activision Blizzard, Inc.	100	7,560
Adobe, Inc.*	37	14,650
Advanced Micro Devices, Inc.*	163	13,940
Alphabet, Inc., Class A*	73	166,600
Amazon.com, Inc.*	95	236,135
Amgen, Inc.	126	29,382
Analog Devices, Inc.	58	8,954
Apple, Inc.	891	140,466
Applied Materials, Inc.	122	13,463
Aptiv PLC*	58	6,171
AT&T, Inc.	392	7,393
Atlassian Corp. PLC, Class A*	28	6,295
Autodesk, Inc.*	35	6,625
Becton Dickinson and Co.	32	7,910
Biogen, Inc.*	69	14,313
Block, Inc.*	79	7,864
Boeing Co. (The)*	76	11,312
Boston Scientific Corp.*	173	7,285
	Shares	Value
Common Stocks (continued)
United States (continued)
Bristol-Myers Squibb Co.	985	$74,141
Broadcom, Inc.	50	27,719
Cadence Design Systems, Inc.*	47	7,090
Caterpillar, Inc.	47	9,895
Cisco Systems, Inc.	743	36,392
Corning, Inc.	163	5,736
Corteva, Inc.	132	7,615
Cummins, Inc.	33	6,243
Danaher Corp.	40	10,045
Deere & Co.	25	9,439
Dell Technologies, Inc., Class C	553	25,997
eBay, Inc.	160	8,307
Electronic Arts, Inc.	102	12,041
Eli Lilly & Co.	158	46,157
Embecta Corp.*	6	183
Expedia Group, Inc.*	36	6,291
Ford Motor Co.	2,832	40,101
General Electric Co.	162	12,077
General Motors Co.*	1,138	43,142
Gilead Sciences, Inc.	553	32,815
GlaxoSmithKline PLC	2,131	48,078
Hewlett Packard Enterprise Co.	728	11,218
Honeywell International, Inc.	44	8,514
HP, Inc.	305	11,172
Illumina, Inc.*	23	6,823
Incyte Corp.*	118	8,845
Intel Corp.	1,981	86,352
International Business Machines Corp.	315	41,646
Intuit, Inc.	29	12,144
Johnson & Johnson	513	92,576
Juniper Networks, Inc.	182	5,737
KLA Corp.	19	6,066
Lam Research Corp.	19	8,849
Lockheed Martin Corp.	20	8,642
Lyft, Inc., Class A*	146	4,760
Marvell Technology, Inc.	135	7,841
Medtronic PLC	156	16,280
Merck & Co., Inc.	933	82,748
Meta Platforms, Inc., Class A*	786	157,569
Microchip Technology, Inc.	83	5,412
Micron Technology, Inc.	230	15,684
Microsoft Corp.	475	131,822
Moderna, Inc.*	76	10,215
Netflix, Inc.*	40	7,614
Northrop Grumman Corp.	15	6,591
NVIDIA Corp.	142	26,337
Oracle Corp.	535	39,269
Palo Alto Networks, Inc.*	15	8,419
PayPal Holdings, Inc.*	188	16,531
Pfizer, Inc.	1,645	80,720
Procter & Gamble Co. (The)	79	12,683
QUALCOMM, Inc.	292	40,789
Raytheon Technologies Corp.	168	15,945
Regeneron Pharmaceuticals, Inc.*	24	15,819
Rivian Automotive, Inc., Class A*	291	8,800
Salesforce, Inc.*	135	23,752
Schneider Electric SE	58	8,425

See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
United States (continued)
Seagate Technology Holdings PLC	63	$5,169
Seagen, Inc.*	53	6,944
ServiceNow, Inc.*	16	7,650
Splunk, Inc.*	50	6,101
Spotify Technology SA*	51	5,184
Stellantis NV	2,171	29,733
Stryker Corp.	30	7,238
Synopsys, Inc.*	31	8,890
Tesla, Inc.*	19	16,544
Texas Instruments, Inc.	55	9,364
Thermo Fisher Scientific, Inc.	16	8,847
Twitter, Inc.*	226	11,078
Uber Technologies, Inc.*	399	12,561
Vertex Pharmaceuticals, Inc.*	77	21,038
VMware, Inc., Class A	165	17,827
Warner Bros Discovery, Inc.*	94	1,706
Western Digital Corp.*	304	16,133
Workday, Inc., Class A*	50	10,335
Total United States		2,506,665
Total Common Stocks (Cost $4,872,431)		4,342,739
Preferred Stock — 2.1%
Germany — 2.1%
Volkswagen AG, 3.25% (Cost $116,901)	596	93,646

	Shares	Value
Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b) (Cost $10,979)	10,979	$10,979
Total Investments — 99.7%
(Cost $5,000,311)		4,447,364
Other Assets and Liabilities, Net — 0.3%		9,966
Net Assets — 100.0%		$4,457,330

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $39,814; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $43,477.

(b)
Reflects the 1-day yield at April 30, 2022.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$4,342,739	$—	$—	$4,342,739
Preferred Stock	93,646	—	—	93,646
Short-Term Investment:
Money Market Fund	10,979	—	—	10,979
Total Investments in Securities	$4,447,364	$—	$—	$4,447,364

(c)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ U.S. Large Cap R&D Leaders ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.7%
Communication Services — 14.6%
Activision Blizzard, Inc.	187	$14,137
Alphabet, Inc., Class A*	136	310,378
AT&T, Inc.	737	13,900
Electronic Arts, Inc.	191	22,548
Meta Platforms, Inc., Class A*	1,233	247,179
Netflix, Inc.*	75	14,277
Spotify Technology SA*	95	9,657
Twitter, Inc.*	424	20,784
Warner Bros Discovery, Inc.*	178	3,231
Total Communication Services		656,091
Consumer Discretionary — 13.0%
Amazon.com, Inc.*	134	333,074
Aptiv PLC*	109	11,597
eBay, Inc.	300	15,576
Expedia Group, Inc.*	67	11,708
Ford Motor Co.	5,317	75,289
Garmin Ltd.	86	9,438
General Motors Co.*	2,136	80,976
Rivian Automotive, Inc., Class A*	546	16,511
Tesla, Inc.*	37	32,218
Total Consumer Discretionary		586,387
Consumer Staples — 0.5%
Procter & Gamble Co. (The)	149	23,922
Energy — 0.2%
Exxon Mobil Corp.	111	9,463
Health Care — 27.3%
Abbott Laboratories	269	30,531
AbbVie, Inc.	526	77,259
Amgen, Inc.	236	55,033
Becton Dickinson and Co.	61	15,079
Biogen, Inc.*	129	26,760
Boston Scientific Corp.*	324	13,644
Bristol-Myers Squibb Co.	1,850	139,249
Danaher Corp.	74	18,584
Edwards Lifesciences Corp.*	98	10,366
Eli Lilly & Co.	296	86,470
Embecta Corp.*	12	365
Gilead Sciences, Inc.	1,037	61,536
Illumina, Inc.*	44	13,053
Incyte Corp.*	221	16,566
Johnson & Johnson	963	173,783
Medtronic PLC	293	30,577
Merck & Co., Inc.	1,751	155,296
Moderna, Inc.*	143	19,221
Novavax, Inc.*	390	17,577
Pfizer, Inc.	3,088	151,528
Regeneron Pharmaceuticals, Inc.*	46	30,319
Seagen, Inc.*	100	13,101
Stryker Corp.	56	13,510
Thermo Fisher Scientific, Inc.	30	16,588
Vertex Pharmaceuticals, Inc.*	145	39,617
Total Health Care		1,225,612
Industrials — 4.9%
3M Co.	157	22,643
Boeing Co. (The)*	143	21,284
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Caterpillar, Inc.	88	$18,527
Cummins, Inc.	63	11,919
Deere & Co.	47	17,745
General Electric Co.	304	22,663
Honeywell International, Inc.	82	15,868
Lockheed Martin Corp.	38	16,421
Lyft, Inc., Class A*	275	8,965
Northrop Grumman Corp.	28	12,303
Raytheon Technologies Corp.	316	29,992
Uber Technologies, Inc.*	749	23,578
Total Industrials		221,908
Information Technology — 38.6%
Accenture PLC, Class A	40	12,014
Adobe, Inc.*	69	27,321
Advanced Micro Devices, Inc.*	306	26,169
Analog Devices, Inc.	109	16,827
Apple, Inc.	1,672	263,591
Applied Materials, Inc.	230	25,381
Atlassian Corp. PLC, Class A*	53	11,916
Autodesk, Inc.*	65	12,303
Block, Inc.*	148	14,732
Broadcom, Inc.	94	52,113
Cadence Design Systems, Inc.*	88	13,275
Cisco Systems, Inc.	1,394	68,278
Corning, Inc.	306	10,768
Dell Technologies, Inc., Class C	1,038	48,796
Hewlett Packard Enterprise Co.	1,366	21,050
HP, Inc.	573	20,989
Intel Corp.	3,719	162,111
International Business Machines Corp.	591	78,136
Intuit, Inc.	54	22,613
Juniper Networks, Inc.	341	10,748
Keysight Technologies, Inc.*	63	8,837
KLA Corp.	35	11,174
Lam Research Corp.	36	16,767
Marvell Technology, Inc.	253	14,694
Microchip Technology, Inc.	156	10,171
Micron Technology, Inc.	431	29,390
Microsoft Corp.	891	247,270
NetApp, Inc.	116	8,497
NVIDIA Corp.	267	49,520
NXP Semiconductors NV	122	20,850
Oracle Corp.	1,005	73,767
Palo Alto Networks, Inc.*	27	15,155
PayPal Holdings, Inc.*	353	31,039
QUALCOMM, Inc.	549	76,690
Sabre Corp.*	1,297	13,580
Salesforce, Inc.*	253	44,513
ServiceNow, Inc.*	30	14,343
Splunk, Inc.*	95	11,592
Synopsys, Inc.*	59	16,921
Texas Instruments, Inc.	102	17,366
VMware, Inc., Class A	310	33,492
Western Digital Corp.*	571	30,303
Workday, Inc., Class A*	94	19,430
Total Information Technology		1,734,492

See notes to financial statements.

Schedule of Investments — IQ U.S. Large Cap R&D Leaders ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Materials — 0.6%
Corteva, Inc.	248	$14,307
Dow, Inc.	158	10,507
Total Materials		24,814
Total Common Stocks (Cost $5,024,911)		4,482,689
Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(a) (Cost $7,970)	7,970	7,970

	Shares	Value
Total Investments — 99.9%
(Cost $5,032,881)		$4,490,659
Other Assets and Liabilities, Net — 0.1%		3,309
Net Assets — 100.0%		$4,493,968

*
Non-income producing securities.

(a)
Reflects the 1-day yield at April 30, 2022.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(b)
Common Stocks	$4,482,689	$—	$—	$4,482,689
Short-Term Investment:
Money Market Fund	7,970	—	—	7,970
Total Investments in Securities	$4,490,659	$—	$—	$4,490,659

(b)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year April 30, 2022,the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ U.S. Mid Cap R&D Leaders ETF

April 30, 2022
	Shares	Value
Common Stocks — 99.9%
Communication Services — 7.2%
Pinterest, Inc., Class A*	1,654	$33,940
Playtika Holding Corp.*	1,948	34,246
Roku, Inc.*	367	34,094
Spotify Technology SA*	700	71,155
Take-Two Interactive Software, Inc.*	212	25,336
Twitter, Inc.*	1,849	90,638
Zynga, Inc., Class A*	4,127	34,130
Total Communication Services		323,539
Consumer Discretionary — 9.6%
Aptiv PLC*	800	85,120
BorgWarner, Inc.	1,605	59,112
DoorDash, Inc., Class A*	242	19,706
Expedia Group, Inc.*	494	86,327
Garmin Ltd.	631	69,246
Hasbro, Inc.	301	26,506
Peloton Interactive, Inc., Class A*	1,338	23,495
Polaris, Inc.(a)	261	24,780
Whirlpool Corp.	216	39,208
Total Consumer Discretionary		433,500
Energy — 0.7%
Baker Hughes Co.	1,078	33,439
Health Care — 27.2%
Agilent Technologies, Inc.	288	34,350
Alnylam Pharmaceuticals, Inc.*	422	56,307
BioMarin Pharmaceutical, Inc.*	683	55,562
Cerner Corp.	507	47,476
Dexcom, Inc.*	128	52,298
Elanco Animal Health, Inc.*	1,149	29,081
Exact Sciences Corp.*	463	25,488
Exelixis, Inc.*	2,726	60,899
Horizon Therapeutics PLC*	354	34,890
Incyte Corp.*	1,627	121,960
Ionis Pharmaceuticals, Inc.*	1,647	60,544
Jazz Pharmaceuticals PLC*	270	43,259
Mirati Therapeutics, Inc.*	517	31,945
Nektar Therapeutics*	3,106	12,828
Neurocrine Biosciences, Inc.*	293	26,379
Novavax, Inc.*	2,864	129,081
Organon & Co.	1,020	32,977
Sarepta Therapeutics, Inc.*	788	56,988
Seagen, Inc.*	734	96,161
Ultragenyx Pharmaceutical, Inc.*	610	43,121
United Therapeutics Corp.*	195	34,624
Veeva Systems, Inc., Class A*	181	32,933
Viatris, Inc.	5,879	60,730
Zimmer Biomet Holdings, Inc.	345	41,659
Total Health Care		1,221,540
Industrials — 8.1%
AGCO Corp.	256	32,615
Carrier Global Corp.	960	36,739
Cummins, Inc.	460	87,027
Fortive Corp.	520	29,900
Lyft, Inc., Class A*	2,019	65,819
PACCAR, Inc.	312	25,912
Rockwell Automation, Inc.	136	34,363
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Textron, Inc.	738	$51,107
Total Industrials		363,482
Information Technology — 42.0%
Akamai Technologies, Inc.*	151	16,954
Amdocs Ltd.	201	16,018
Amphenol Corp., Class A	211	15,087
ANSYS, Inc.*	67	18,471
Arista Networks, Inc.*	404	46,690
Cadence Design Systems, Inc.*	383	57,776
Ciena Corp.*	684	37,736
Cirrus Logic, Inc.*	230	17,434
Citrix Systems, Inc.	282	28,228
CommScope Holding Co., Inc.*	8,214	49,530
Corning, Inc.	1,336	47,014
Crowdstrike Holdings, Inc., Class A*	95	18,882
Datadog, Inc., Class A*	162	19,566
DocuSign, Inc.*	257	20,817
Dropbox, Inc., Class A*	1,818	39,542
F5, Inc.*	131	21,931
Fortinet, Inc.*	74	21,387
GLOBALFOUNDRIES, Inc.*(a)	400	20,916
GoDaddy, Inc., Class A*	442	35,718
Hewlett Packard Enterprise Co.	5,957	91,797
HP, Inc.	2,500	91,575
Juniper Networks, Inc.	2,507	79,021
Keysight Technologies, Inc.*	465	65,226
Marvell Technology, Inc.	1,105	64,178
Microchip Technology, Inc.	679	44,271
Motorola Solutions, Inc.	273	58,337
National Instruments Corp.	417	15,070
NetApp, Inc.	504	36,918
Nutanix, Inc., Class A*	1,226	30,687
Okta, Inc.*	149	17,777
ON Semiconductor Corp.*	573	29,859
Palantir Technologies, Inc., Class A*	1,665	17,316
Palo Alto Networks, Inc.*	120	67,354
Pure Storage, Inc., Class A*	899	26,341
Qorvo, Inc.*	242	27,535
Sabre Corp.*	9,532	99,800
Skyworks Solutions, Inc.	216	24,473
Splunk, Inc.*	412	50,272
SS&C Technologies Holdings, Inc.	267	17,264
Synopsys, Inc.*	255	73,132
Teradyne, Inc.	196	20,670
Trimble, Inc.*	676	45,089
Unity Software, Inc.*	432	28,689
Western Digital Corp.*	2,491	132,197
Wix.com Ltd.*	270	20,374
Zebra Technologies Corp., Class A*	121	44,729
Zendesk, Inc.*	151	18,428
Total Information Technology		1,888,076
Materials — 4.4%
Corteva, Inc.	1,825	105,284
International Flavors & Fragrances, Inc.	439	53,251

See notes to financial statements.

Schedule of Investments — IQ U.S. Mid Cap R&D Leaders ETF (continued)

April 30, 2022
	Shares	Value
Common Stocks (continued)
Materials (continued)
PPG Industries, Inc.	301	$38,525
Total Materials		197,060
Real Estate — 0.7%
Zillow Group, Inc., Class C*	789	31,418
Total Common Stocks
(Cost $5,094,413)		4,492,054
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)(c)	21,619	21,619
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.30%(b)	6,929	6,929
Total Short-Term Investments
(Cost $28,548)		28,548

	Shares	Value
Total Investments — 100.5%
(Cost $5,122,961)		$4,520,602
Other Assets and Liabilities, Net — (0.5)%		(21,901)
Net Assets — 100.0%		$4,498,701

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $44,707; total market value of collateral held by the Fund was $47,085. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $25,466.

(b)
Reflects the 1-day yield at April 30, 2022.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$4,492,054	$—	$—	$4,492,054
Short-Term Investments:
Money Market Funds	28,548	—	—	28,548
Total Investments in Securities	$4,520,602	$—	$—	$4,520,602

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2022
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Assets
Investments, at value (including securities on loan)(a)	$901,438,102	$3,620,219	$19,222,118	$22,655,184
Investments in affiliates, at value	62,196,522	917,665	1,599,029	252,375
Cash	—	70	246	157
Deposits at broker for swap contracts	340,000	—	—	—
Due from broker	3,897,775	25,865	67,578	210,332
Securities lending income receivable	164,114	479	4,465	2,868
Prepaid expenses	516	2	3	28
Dividend receivable	200	1	6	7
Total Assets	968,037,229	4,564,301	20,893,445	23,120,951
Liabilities
Collateral for investments on loan	207,181,080	599,323	4,109,511	2,876,230
Due to broker	3,240,384	15,795	11,314	138,711
Advisory fees payable	342,215	1,328	5,567	6,795
Trustee fees payable	2,317	12	52	49
Accrued expenses and other liabilities	744	57	57	35
Total Liabilities	210,766,740	616,515	4,126,501	3,021,820
Net Assets	$757,270,489	$3,947,786	$16,766,944	$20,099,131
Composition of Net Assets
Paid-in capital	$847,472,006	$9,333,798	$17,866,729	$22,793,349
Total distributable earnings/(accumulated loss)	(90,201,517)	(5,386,012)	(1,099,785)	(2,694,218)
Net Assets	$757,270,489	$3,947,786	$16,766,944	$20,099,131
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	25,450,000	150,000	650,000	800,000
Net Asset Value Per Share	$29.76	$26.32	$25.80	$25.12
Investments, at cost	$938,946,631	$3,644,563	$19,699,213	$24,404,875
Investments in affiliates, at cost	$63,662,481	$934,554	$1,616,492	$253,478
(a)Market value of securities on loan	$209,434,892	$718,984	$4,480,525	$2,791,410
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2022
	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Merger Arbitrage ETF
Assets
Investments, at value (including securities on loan)(a)	$10,627,019	$27,350,279	$21,329,358	$577,141,453
Investments in affiliates, at value	4,990	—	—	48
Cash	67	—	—	—
Restricted cash for swap contracts	—	—	—	2,994,234
Due from broker	12,382	—	—	5,797,005
Securities lending income receivable	2,865	469	81	1,442
Dividend receivable	2	5,681	28	1,830,931
Receivable for investments sold	—	518,772	2,425,114	12,767,009
Receivable for capital shares transactions	—	—	—	65
Interest receivable	—	20,053	271,784	—
Reclaims receivable	—	—	—	32,539
Total Assets	10,647,325	27,895,254	24,026,365	600,564,726
Liabilities
Collateral for investments on loan	2,026,659	231,378	328,760	1,259,926
Deposits from brokers for swap contracts	—	—	—	2,994,234
Due to broker	10,289	—	—	67,301
Advisory fees payable	3,208	5,128	8,446	369,528
Trustee fees payable	54	284	710	2,117
Compliance fees payable	—	—	—	212
Payable for investments purchased	—	802,047	2,342,102	885
Payable for capital shares repurchased	—	—	—	3,189,754
Cash due to custodian	—	—	—	1,014,018
Foreign currency due to custodian(b)	—	—	—	30,602
Accrued expenses and other liabilities	93	341	754	2,523
Total Liabilities	2,040,303	1,039,178	2,680,772	8,931,100
Net Assets	$8,607,022	$26,856,076	$21,345,593	$591,633,626
Composition of Net Assets
Paid-in capital	$9,800,041	$29,752,146	$26,355,879	$655,704,099
Total distributable earnings/(accumulated loss)	(1,193,019)	(2,896,070)	(5,010,286)	(64,070,473)
Net Assets	$8,607,022	$26,856,076	$21,345,593	$591,633,626
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	400,000	1,000,000	950,000	18,600,000
Net Asset Value Per Share	$21.52	$26.86	$22.47	$31.81
Investments, at cost	$11,444,361	$28,068,333	$22,996,903	$590,568,836
Investments in affiliates, at cost	$5,049	$—	$—	$48
(a)Market value of securities on loan	$1,967,425	$2,135,414	$436,960	$695,047
(b)Cost of foreign currency	$—	$—	$—	$(31,878)
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2022
	IQ Global Resources ETF	IQ U.S. Real Estate Small Cap ETF	IQ 50 Percent Hedged FTSE International ETF	IQ Chaikin U.S. Large Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$34,625,086	$40,194,949	$282,689,800	$306,159,577
Restricted cash for forward foreign currency contracts	—	—	6,000,000	—
Foreign currency(b)	—	—	66,042	—
Dividend receivable	68,726	46,857	1,167,385	223,042
Reclaims receivable	52,886	—	626,867	—
Securities lending income receivable	106	327	5,000	62
Prepaid expenses	54	—	14	324
Receivable for investments sold	—	—	64,929	—
Receivable for capital shares transactions	—	—	—	1,658
Due from advisor	—	—	35,623	—
Unrealized appreciation on forward foreign currency contracts	—	—	7,531,851	—
Total Assets	34,746,858	40,242,133	298,187,511	306,384,663
Liabilities
Collateral for investments on loan	655,074	—	17,598,945	—
Deposits from brokers for forward foreign currency contracts	—	—	6,000,000	—
Foreign currency due to custodian(b)	13,138	—	—	—
Advisory fees payable	8,103	23,894	79,972	65,125
Trustee fees payable	70	147	951	910
Payable for investments purchased	26	—	8,075,161	—
Cash due to custodian	—	—	645,273	—
Unrealized depreciation on forward foreign currency contracts	—	—	365,999	—
Accrued expenses and other liabilities	57	124	344	57
Total Liabilities	676,468	24,165	32,766,645	66,092
Net Assets	$34,070,390	$40,217,968	$265,420,866	$306,318,571
Composition of Net Assets
Paid-in capital	$90,547,559	$50,614,455	$273,340,438	$343,779,086
Total distributable earnings/(accumulated loss)	(56,477,169)	(10,396,487)	(7,919,572)	(37,460,515)
Net Assets	$34,070,390	$40,217,968	$265,420,866	$306,318,571
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	1,000,000	1,650,000	11,600,000	9,500,000
Net Asset Value Per Share	$34.07	$24.37	$22.88	$32.24
Investments, at cost	$29,956,399	$44,065,587	$288,002,807	$305,133,354
(a)Market value of securities on loan	$642,163	$2,476,473	$17,076,941	$—
(b)Cost of foreign currency	$(13,352)	$—	$67,968	$—
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2022
	IQ Chaikin U.S. Small Cap ETF	IQ 500 International ETF	IQ Candriam ESG US Equity ETF	IQ Candriam ESG International Equity ETF
Assets
Investments, at value (including securities on loan)(a)	$188,246,428	$223,192,558	$428,211,999	$206,951,949
Foreign currency(b)	—	69,287	—	431
Dividend receivable	58,084	1,233,987	356,601	764,589
Securities lending income receivable	2,015	8,864	—	2,260
Prepaid expenses	100	—	376	139
Receivable for investments sold	—	93	—	58
Due from advisor	—	—	2,390	1,746
Reclaims receivable	—	250,605	—	258,118
Total Assets	188,306,627	224,755,394	428,571,366	207,979,290
Liabilities
Collateral for investments on loan	1,942,144	13,998,741	—	9,154,896
Advisory fees payable	55,383	43,351	34,270	25,408
Trustee fees payable	605	716	1,706	583
Payable for investments purchased	—	261	—	191
Cash due to custodian	—	134,424	483	—
Accrued expenses and other liabilities	57	179	57	57
Total Liabilities	1,998,189	14,177,672	36,516	9,181,135
Net Assets	$186,308,438	$210,577,722	$428,534,850	$198,798,155
Composition of Net Assets
Paid-in capital	$267,888,989	$219,308,079	$397,327,622	$196,066,573
Total distributable earnings/(accumulated loss)	(81,580,551)	(8,730,357)	31,207,228	2,731,582
Net Assets	$186,308,438	$210,577,722	$428,534,850	$198,798,155
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	5,850,000	7,000,000	12,050,000	7,600,000
Net Asset Value Per Share	$31.85	$30.08	$35.56	$26.16
Investments, at cost	$198,515,027	$227,383,946	$395,311,392	$202,831,074
(a)Market value of securities on loan	$6,599,169	$12,501,281	$—	$8,166,679
(b)Cost of foreign currency	$—	$69,236	$—	$435
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2022
	IQ Healthy Hearts ETF	IQ Engender Equality ETF	IQ Cleaner Transport ETF	IQ Clean Oceans ETF
Assets
Investments, at value (including securities on loan)(a)	$6,949,274	$5,449,013	$6,213,499	$5,248,031
Foreign currency(b)	252	—	2	—
Reclaims receivable	8,385	—	2,392	3,025
Dividend receivable	5,692	9,101	6,636	7,875
Securities lending income receivable	8	7	93	15
Prepaid expenses	4	—	—	—
Total Assets	6,963,615	5,458,121	6,222,622	5,258,946
Liabilities
Collateral for investments on loan	63,353	—	35,494	—
Cash due to custodian	4,682	—	7,171	—
Advisory fees payable	2,248	2,064	2,360	1,979
Trustee fees payable	17	125	127	108
Payable for investments purchased	1	—	1	—
Accrued expenses and other liabilities	57	66	62	57
Total Liabilities	70,358	2,255	45,215	2,144
Net Assets	$6,893,257	$5,455,866	$6,177,407	$5,256,802
Composition of Net Assets
Paid-in capital	$6,992,006	$6,398,834	$7,453,388	$6,215,912
Total distributable earnings/(accumulated loss)	(98,749)	(942,968)	(1,275,981)	(959,110)
Net Assets	$6,893,257	$5,455,866	$6,177,407	$5,256,802
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	250,000	250,000	300,000	250,000
Net Asset Value Per Share	$27.57	$21.82	$20.59	$21.03
Investments, at cost	$6,913,370	$6,296,530	$7,414,729	$6,160,058
(a)Market value of securities on loan	$100,460	$74,596	$50,751	$—
(b)Cost of foreign currency	$250	$—	$2	$—
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2022
	IQ Global Equity R&D Leaders ETF	IQ U.S. Large Cap R&D Leaders ETF	IQ U.S. Mid Cap R&D Leaders ETF
Assets
Investments, at value (including securities on loan)(a)	$4,447,364	$4,490,659	$4,520,602
Foreign currency(b)	1,971	—	—
Dividend receivable	7,665	3,865	357
Reclaims receivable	1,021	—	—
Securities lending income receivable	33	24	24
Receivable for investments sold	3	—	—
Prepaid expenses	2	3	3
Total Assets	4,458,059	4,494,551	4,520,986
Liabilities
Advisory fees payable	653	509	592
Trustee fees payable	18	17	17
Payable for investments purchased	1	—	—
Collateral for investments on loan	—	—	21,619
Accrued expenses and other liabilities	57	57	57
Total Liabilities	729	583	22,285
Net Assets	$4,457,330	$4,493,968	$4,498,701
Composition of Net Assets
Paid-in capital	$5,051,298	$5,053,583	$5,139,287
Total distributable earnings/(accumulated loss)	(593,968)	(559,615)	(640,586)
Net Assets	$4,457,330	$4,493,968	$4,498,701
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	200,000	200,000	200,000
Net Asset Value Per Share	$22.29	$22.47	$22.49
Investments, at cost	$5,000,311	$5,032,881	$5,122,961
(a)Market value of securities on loan	$39,814	$—	$44,707
(b)Cost of foreign currency	$1,968	$—	$—
See notes to financial statements.

Statements of Operations

For the year ended April 30, 2022
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Investment Income
Dividend income	$13,063,110	$55,758	$261,405	$393,483
Dividend income from affiliates	920,685	10,040	58,393	463
Securities lending income, net of borrower rebates	957,763	6,162	20,652	17,691
Total investment income	14,941,558	71,960	340,450	411,637
Expenses
Advisory fees (See Note 3)	6,131,960	31,465	130,813	134,838
Trustee fees	34,182	177	749	746
Legal fees	26,019	134	577	627
Compliance fees	61	—	4	6
Miscellaneous	—	57	57	57
Total expenses	6,192,222	31,833	132,200	136,274
Waivers/Reimbursement (See Note 3)	(1,798,713)	(14,684)	(61,046)	(62,923)
Net expenses	4,393,509	17,149	71,154	73,351
Net investment income	10,548,049	54,811	269,296	338,286
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(10,650,805)	5,410	(360,682)	(594,725)
Investment in affiliates	(599,723)	(6,679)	(139,854)	(842)
In-Kind redemptions	8,525,556	—	3,663	1,006,557
Affiliates in-kind redemptions	48,244	—	(1,159)	(16)
Swap transactions	473,592	6,119	(65,028)	46,134
Distributions by other investment companies	1,134,259	2,336	7,085	25,381
Distributions by other investment companies in affiliates	696,252	12,705	86,010	618
Net realized gain (loss)	(372,625)	19,891	(469,965)	483,107
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(65,220,229)	(373,777)	(715,475)	(1,965,812)
Investment in affiliates	(1,663,282)	(25,517)	(47,011)	(1,122)
Net change in net unrealized appreciation (depreciation)	(66,883,511)	(399,294)	(762,486)	(1,966,934)
Net realized and unrealized gain (loss)	(67,256,136)	(379,403)	(1,232,451)	(1,483,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(56,708,087)	$(324,592)	$(963,155)	$(1,145,541)
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2022
	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Merger Arbitrage ETF
Investment Income
Dividend income*	$315,954	$118,536	$79	$7,142,415
Dividend income from affiliates	33	109,979	—	33,068
Interest income	—	198,578	1,583,677	—
Securities lending income, net of borrower rebates	14,784	42,266	1,993	75,204
Total investment income	330,771	469,359	1,585,749	7,250,687
Expenses
Advisory fees (See Note 3)	107,634	218,978	174,909	5,245,414
Trustee fees	638	2,282	2,448	29,880
Legal fees	525	1,781	1,868	23,405
Compliance fees	1	9	18	326
Miscellaneous	57	57	401	—
Total expenses	108,855	223,107	179,644	5,299,025
Waivers/Reimbursement (See Note 3)	(50,230)	(122,891)	(4,736)	—
Net expenses	58,625	100,216	174,908	5,299,025
Net investment income	272,146	369,143	1,410,841	1,951,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(265,710)	(104,642)	(316,386)	(17,891,437)
Investment in affiliates	—	(222,810)	—	(92,253)
In-Kind redemptions	(156,730)	858,251	1,179,334	34,934,145
Affiliates in-kind redemptions	(14)	(232,821)	—	(2,653)
Swap transactions	(15,047)	—	—	(5,063,848)
Distributions by other investment companies	31,376	106	—	—
Distributions by other investment companies in affiliates	—	180,469	—	42,532
Foreign currency transactions	—	—	—	(532,132)
Net realized gain (loss)	(406,125)	478,553	862,948	11,394,354
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(1,110,534)	(976,648)	(3,674,682)	(53,284,955)
Investment in affiliates	(75)	121,418	—	(3,628)
Foreign currency translations	—	—	—	(68,650)
Net change in net unrealized appreciation (depreciation)	(1,110,609)	(855,230)	(3,674,682)	(53,357,233)
Net realized and unrealized gain (loss)	(1,516,734)	(376,677)	(2,811,734)	(41,962,879)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,244,588)	$(7,534)	$(1,400,893)	$(40,011,217)
*Net of foreign taxes withheld of:	$—	$—	$—	$139,021
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2022
	IQ Global Resources ETF	IQ U.S. Real Estate Small Cap ETF	IQ 50 Percent Hedged FTSE International ETF	IQ Chaikin U.S. Large Cap ETF
Investment Income
Dividend income*	$1,027,343	$1,111,848	$9,072,491	$4,519,344
Dividend income from affiliates	4,089	—	—	—
Securities lending income, net of borrower rebates	3,384	5,217	70,867	33,236
Total investment income	1,034,816	1,117,065	9,143,358	4,552,580
Expenses
Advisory fees (See Note 3)	114,545	339,005	1,094,534	802,333
Trustee fees	1,088	2,148	13,317	13,435
Legal fees	873	1,743	10,513	10,889
Compliance fees	4	10	34	83
Miscellaneous	57	57	—	57
Total expenses	116,567	342,963	1,118,398	826,797
Waivers/Reimbursement (See Note 3)	(1,406)	—	(492,948)	(24,464)
Net expenses	115,161	342,963	625,450	802,333
Net investment income	919,655	774,102	8,517,908	3,750,247
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	1,094,012	2,440,150	(3,578,422)	28,939,949
Investment in affiliates	(7,100)	—	—	—
In-Kind redemptions	1,632,945	3,428,130	5,530,745	2,247,218
Swap Transactions	(326,927)	—	—	—
Forward foreign currency contracts	—	—	8,777,361	—
Foreign currency transactions	(3,887)	—	(72,583)	—
Net realized gain (loss)	2,389,043	5,868,280	10,657,101	31,187,167
Net change in net unrealized appreciation (depreciation) on:
Investment securities	1,629,809	(6,397,027)	(37,512,136)	(34,780,530)
Investment in affiliates	3,175	—	—	—
Forward foreign currency contracts	—	—	9,715,271	—
Foreign currency translations	(8,354)	—	(140,554)	—
Net change in net unrealized appreciation (depreciation)	1,624,630	(6,397,027)	(27,937,419)	(34,780,530)
Net realized and unrealized gain (loss)	4,013,673	(528,747)	(17,280,318)	(3,593,363)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,933,328	$245,355	$(8,762,410)	$156,884
*Net of foreign taxes withheld of:	$48,612	$—	$874,331	$—
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2022
	IQ Chaikin U.S. Small Cap ETF	IQ 500 International ETF	IQ Candriam ESG US Equity ETF	IQ Candriam ESG International Equity ETF
Investment Income
Dividend income*	$3,319,067	$7,965,342	$6,073,269	$6,151,857
Securities lending income, net of borrower rebates	35,204	138,836	10,102	38,378
Total investment income	3,354,271	8,104,178	6,083,371	6,190,235
Expenses
Advisory fees (See Note 3)	738,025	595,795	422,002	304,082
Trustee fees	8,926	10,071	19,244	9,744
Legal fees	7,449	8,406	15,975	7,053
Compliance fees	60	67	82	38
Miscellaneous	57	287	57	57
Total expenses	754,517	614,626	457,360	320,974
Waivers/Reimbursement (See Note 3)	(16,492)	(18,831)	(35,366)	(18,164)
Net expenses	738,025	595,795	421,994	302,810
Net investment income	2,616,246	7,508,383	5,661,377	5,887,425
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	5,800,081	(1,661,786)	(1,159,868)	(2,174,350)
In-Kind redemptions	7,482,987	16,499,052	33,403,980	4,445,273
Foreign currency transactions	—	(90,676)	—	(54,742)
Net realized gain (loss)	13,283,068	14,746,590	32,244,112	2,216,181
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(31,440,047)	(30,306,049)	(33,254,201)	(25,163,695)
Foreign currency translations	—	(89,475)	—	(52,542)
Net change in net unrealized appreciation (depreciation)	(31,440,047)	(30,395,524)	(33,254,201)	(25,216,237)
Net realized and unrealized gain (loss)	(18,156,979)	(15,648,934)	(1,010,089)	(23,000,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,540,733)	$(8,140,551)	$4,651,288	$(17,112,631)
*Net of foreign taxes withheld of:	$1,874	$830,705	$—	$624,236
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2022
	IQ Healthy Hearts ETF	IQ Engender Equality ETF**	IQ Cleaner Transport ETF**	IQ Clean Oceans ETF**
Investment Income
Dividend income*	$111,952	$63,975	$47,158	$64,029
Securities lending income, net of borrower rebates	151	120	430	30
Total investment income	112,103	64,095	47,588	64,059
Expenses
Advisory fees (See Note 3)	31,456	13,984	14,755	12,123
Trustee fees	1,277	242	247	210
Legal fees	254	147	152	121
Compliance fees	2	—	—	—
Miscellaneous	30	57	57	57
Total expenses	33,019	14,430	15,211	12,511
Waivers/Reimbursement (See Note 3)	(1,563)	(446)	(456)	(388)
Net expenses	31,456	13,984	14,755	12,123
Net investment income	80,647	50,111	32,833	51,936
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(110,431)	(104,965)	(73,570)	(59,219)
In-Kind redemptions	661,791	117,279	(17,358)	76,086
Foreign currency transactions	(2,259)	—	(6,314)	(4,925)
Net realized gain (loss)	549,101	12,314	(97,242)	11,942
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(247,042)	(847,517)	(1,201,230)	(912,027)
Foreign currency translations	(527)	—	(376)	(552)
Net change in net unrealized appreciation (depreciation)	(247,569)	(847,517)	(1,201,606)	(912,579)
Net realized and unrealized gain (loss)	301,532	(835,203)	(1,298,848)	(900,637)
Net Increase (Decrease) in Net Assets Resulting from Operations	$382,179	$(785,092)	$(1,266,015)	$(848,701)
*Net of foreign taxes withheld of:	$7,890	$—	$6,128	$7,768
** Commencement of operations October 21, 2021.
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2022
	IQ Global Equity R&D Leaders ETF**	IQ US Large Cap R&D Leaders ETF**	IQ U.S. Mid Cap R&D Leaders ETF**
Investment Income
Dividend income*	$25,188	$14,880	$8,523
Securities lending income, net of borrower rebates	33	25	29
Total investment income	25,221	14,905	8,552
Expenses
Advisory fees (See Note 3)	1,946	1,539	1,780
Legal fees	52	52	54
Trustee fees	45	45	45
Miscellaneous	57	57	57
Total expenses	2,100	1,693	1,936
Waivers/Reimbursement (See Note 3)	(154)	(154)	(156)
Net expenses	1,946	1,539	1,780
Net investment income	23,275	13,366	6,772
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(50,773)	(22,471)	(38,727)
In-Kind redemptions	48,723	66,785	115,328
Foreign currency transactions	(2,053)	—	—
Net realized gain (loss)	(4,103)	44,314	76,601
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(552,947)	(542,222)	(602,359)
Foreign currency translations	(356)	—	—
Net change in net unrealized appreciation (depreciation)	(553,303)	(542,222)	(602,359)
Net realized and unrealized gain (loss)	(557,406)	(497,908)	(525,758)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(534,131)	$(484,542)	$(518,986)
*Net of foreign taxes withheld of:	$2,907	$14	$—
** Commencement of operations February 8, 2022.
See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,548,049	$10,410,119	$54,811	$51,037
Net realized gain (loss)	(372,625)	47,879,579	19,891	152,179
Net change in net unrealized appreciation (depreciation)	(66,883,511)	24,889,608	(399,294)	348,742
Net increase (decrease) in net assets resulting from operations	(56,708,087)	83,179,306	(324,592)	551,958
Distributions to Shareholders	(2,417,467)	(15,953,112)	—	(106,851)
Capital Share Transactions
Proceeds from shares created	188,917,002	369,110,615	—	—
Cost of shares redeemed	(168,098,260)	(380,419,895)	—	—
Net increase (decrease) from capital share transactions	20,818,742	(11,309,280)	—	—
Total increase (decrease) in net assets	(38,306,812)	55,916,914	(324,592)	445,107
Net Assets
Beginning of year	795,577,301	739,660,387	4,272,378	3,827,271
End of year	$757,270,489	$795,577,301	$3,947,786	$4,272,378
Changes in Shares Outstanding
Shares outstanding, beginning of year	24,850,000	25,150,000	150,000	150,000
Shares created	6,000,000	11,800,000	—	—
Shares redeemed	(5,400,000)	(12,100,000)	—	—
Shares outstanding, end of year	25,450,000	24,850,000	150,000	150,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Market Neutral Tracker ETF		IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$269,296	$266,191	$338,286	$201,750
Net realized gain (loss)	(469,965)	845,249	483,107	2,270,814
Net change in net unrealized appreciation (depreciation)	(762,486)	376,503	(1,966,934)	(51,038)
Net increase (decrease) in net assets resulting from operations	(963,155)	1,487,943	(1,145,541)	2,421,526
Distributions to Shareholders	—	(341,520)	(108,619)	(181,041)
Capital Share Transactions
Proceeds from shares created	1,306,336	12,150,236	70,457,011	13,498,911
Cost of shares redeemed	(1,321,080)	(13,508,262)	(58,385,745)	(17,156,549)
Net increase (decrease) from capital share transactions	(14,744)	(1,358,026)	12,071,266	(3,657,638)
Total increase (decrease) in net assets	(977,899)	(211,603)	10,817,106	(1,417,153)
Net Assets
Beginning of year	17,744,843	17,956,446	9,282,025	10,699,178
End of year	$16,766,944	$17,744,843	$20,099,131	$9,282,025
Changes in Shares Outstanding
Shares outstanding, beginning of year	650,000	700,000	350,000	500,000
Shares created	50,000	450,000	2,600,000	550,000
Shares redeemed	(50,000)	(500,000)	(2,150,000)	(700,000)
Shares outstanding, end of year	650,000	650,000	800,000	350,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Event-Driven Tracker ETF		IQ Real Return ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$272,146	$160,764	$369,143	$290,037
Net realized gain (loss)	(406,125)	541,346	478,553	307,041
Net change in net unrealized appreciation (depreciation)	(1,110,609)	556,061	(855,230)	596,264
Net increase (decrease) in net assets resulting from operations	(1,244,588)	1,258,171	(7,534)	1,193,342
Distributions to Shareholders	(266,450)	(209,892)	(307,104)	(511,575)
Capital Share Transactions
Proceeds from shares created	13,009,407	8,147,454	12,449,377	1,365,759
Cost of shares redeemed	(12,378,132)	(8,062,646)	(38,513,996)	—
Net increase (decrease) from capital share transactions	631,275	84,808	(26,064,619)	1,365,759
Total increase (decrease) in net assets	(879,763)	1,133,087	(26,379,257)	2,047,526
Net Assets
Beginning of year	9,486,785	8,353,698	53,235,333	51,187,807
End of year	$8,607,022	$9,486,785	$26,856,076	$53,235,333
Changes in Shares Outstanding
Shares outstanding, beginning of year	400,000	400,000	1,950,000	1,900,000
Shares created	550,000	350,000	450,000	50,000
Shares redeemed	(550,000)	(350,000)	(1,400,000)	—
Shares outstanding, end of year	400,000	400,000	1,000,000	1,950,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ S&P High Yield Low Volatility Bond ETF		IQ Merger Arbitrage ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,410,841	$3,727,829	$1,951,662	$6,746,083
Net realized gain (loss)	862,948	1,460,375	11,394,354	(62,368,613)
Net change in net unrealized appreciation (depreciation)	(3,674,682)	2,569,537	(53,357,233)	117,631,909
Net increase (decrease) in net assets resulting from operations	(1,400,893)	7,757,741	(40,011,217)	62,009,379
Distributions to Shareholders	(1,750,995)	(3,749,100)	—	(16,966,679)
Capital Share Transactions
Proceeds from shares created	—	55,988,259	212,439,115	452,464,996
Cost of shares redeemed	(81,724,575)	(5,069,562)	(327,072,852)	(474,810,890)
Net increase (decrease) from capital share transactions	(81,724,575)	50,918,697	(114,633,737)	(22,345,894)
Total increase (decrease) in net assets	(84,876,463)	54,927,338	(154,644,954)	22,696,806
Net Assets
Beginning of year	106,222,056	51,294,718	746,278,580	723,581,774
End of year	$21,345,593	$106,222,056	$591,633,626	$746,278,580
Changes in Shares Outstanding
Shares outstanding, beginning of year	4,250,000	2,150,000	22,200,000	22,950,000
Shares created	—	2,300,000	6,350,000	13,500,000
Shares redeemed	(3,300,000)	(200,000)	(9,950,000)	(14,250,000)
Shares outstanding, end of year	950,000	4,250,000	18,600,000	22,200,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Resources ETF		IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$919,655	$601,016	$774,102	$707,336
Net realized gain (loss)	2,389,043	(1,675,698)	5,868,280	(3,148,029)
Net change in net unrealized appreciation (depreciation)	1,624,630	6,772,770	(6,397,027)	21,157,244
Net increase (decrease) in net assets resulting from operations	4,933,328	5,698,088	245,355	18,716,551
Distributions to Shareholders	—	(2,041,648)	(1,830,575)	(662,106)
Distributions to Shareholders from Return of Capital	—	—	—	(1,029,743)
Total distributions to shareholders	—	(2,041,648)	(1,830,575)	(1,691,849)
Capital Share Transactions
Proceeds from shares created	14,010,013	—	8,980,685	3,041,462
Cost of shares redeemed	(4,893,460)	(6,584,287)	(19,486,633)	(8,459,347)
Net increase (decrease) from capital share transactions	9,116,553	(6,584,287)	(10,505,948)	(5,417,885)
Total increase (decrease) in net assets	14,049,881	(2,927,847)	(12,091,168)	11,606,817
Net Assets
Beginning of year	20,020,509	22,948,356	52,309,136	40,702,319
End of year	$34,070,390	$20,020,509	$40,217,968	$52,309,136
Changes in Shares Outstanding
Shares outstanding, beginning of year	700,000	950,000	2,050,000	2,350,000
Shares created	450,000	—	350,000	150,000
Shares redeemed	(150,000)	(250,000)	(750,000)	(450,000)
Shares outstanding, end of year	1,000,000	700,000	1,650,000	2,050,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 50 Percent Hedged FTSE International ETF		IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,517,908	$6,722,049	$3,750,247	$3,788,069
Net realized gain (loss)	10,657,101	(10,417,433)	31,187,167	79,199,205
Net change in net unrealized appreciation (depreciation)	(27,937,419)	92,700,903	(34,780,530)	25,070,548
Net increase (decrease) in net assets resulting from operations	(8,762,410)	89,005,519	156,884	108,057,822
Distributions to Shareholders	(9,308,477)	(6,183,285)	(3,470,326)	(4,106,799)
Capital Share Transactions
Proceeds from shares created	3,703,984	22,964,165	15,815,556	187,813,882
Cost of shares redeemed	(30,599,986)	(44,973,441)	(11,791,217)	(206,787,024)
Net increase (decrease) from capital share transactions	(26,896,002)	(22,009,276)	4,024,339	(18,973,142)
Total increase (decrease) in net assets	(44,966,889)	60,812,958	710,897	84,977,881
Net Assets
Beginning of year	310,387,755	249,574,797	305,607,674	220,629,793
End of year	$265,420,866	$310,387,755	$306,318,571	$305,607,674
Changes in Shares Outstanding
Shares outstanding, beginning of year	12,750,000	13,850,000	9,400,000	10,050,000
Shares created	150,000	1,150,000	450,000	6,100,000
Shares redeemed	(1,300,000)	(2,250,000)	(350,000)	(6,750,000)
Shares outstanding, end of year	11,600,000	12,750,000	9,500,000	9,400,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Chaikin U.S. Small Cap ETF		IQ 500 International ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,616,246	$1,932,894	$7,508,383	$6,811,046
Net realized gain (loss)	13,283,068	68,072,024	14,746,590	9,256,955
Net change in net unrealized appreciation (depreciation)	(31,440,047)	17,445,976	(30,395,524)	80,956,128
Net increase (decrease) in net assets resulting from operations	(15,540,733)	87,450,894	(8,140,551)	97,024,129
Distributions to Shareholders	(2,747,303)	(1,965,356)	(8,747,984)	(5,907,221)
Capital Share Transactions
Proceeds from shares created	31,395,599	153,825,587	39,551,613	—
Cost of shares redeemed	(33,458,171)	(135,760,327)	(56,421,480)	(65,232,048)
Net increase (decrease) from capital share transactions	(2,062,572)	18,065,260	(16,869,867)	(65,232,048)
Total increase (decrease) in net assets	(20,350,608)	103,550,798	(33,758,402)	25,884,860
Net Assets
Beginning of year	206,659,046	103,108,248	244,336,124	218,451,264
End of year	$186,308,438	$206,659,046	$210,577,722	$244,336,124
Changes in Shares Outstanding
Shares outstanding, beginning of year	5,900,000	5,150,000	7,500,000	9,800,000
Shares created	900,000	4,850,000	1,200,000	—
Shares redeemed	(950,000)	(4,100,000)	(1,700,000)	(2,300,000)
Shares outstanding, end of year	5,850,000	5,900,000	7,000,000	7,500,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Candriam ESG US Equity ETF		IQ Candriam ESG International Equity ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,661,377	$3,034,928	$5,887,425	$2,915,737
Net realized gain (loss)	32,244,112	10,153,962	2,216,181	8,521,110
Net change in net unrealized appreciation (depreciation)	(33,254,201)	66,417,860	(25,216,237)	29,629,561
Net increase (decrease) in net assets resulting from operations	4,651,288	79,606,750	(17,112,631)	41,066,408
Distributions to Shareholders	(5,632,747)	(2,588,974)	(5,802,531)	(2,032,608)
Capital Share Transactions
Proceeds from shares created	125,093,567	382,934,271	48,137,169	136,458,862
Cost of shares redeemed	(106,279,575)	(55,283,477)	(13,374,956)	(34,737,697)
Net increase (decrease) from capital share transactions	18,813,992	327,650,794	34,762,213	101,721,165
Total increase (decrease) in net assets	17,832,533	404,668,570	11,847,051	140,754,965
Net Assets
Beginning of year	410,702,317	6,033,747	186,951,104	46,196,139
End of year	$428,534,850	$410,702,317	$198,798,155	$186,951,104
Changes in Shares Outstanding
Shares outstanding, beginning of year	11,550,000	250,000	6,400,000	2,200,000
Shares created	3,250,000	13,050,000	1,650,000	5,550,000
Shares redeemed	(2,750,000)	(1,750,000)	(450,000)	(1,350,000)
Shares outstanding, end of year	12,050,000	11,550,000	7,600,000	6,400,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Healthy Hearts ETF		IQ Engender Equality ETF
	For the Year Ended April 30, 2022	For the Period January 14, 2021* to April 30, 2021	For the Period October 21, 2021* to April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$80,647	$34,344	$50,111
Net realized gain (loss)	549,101	30,415	12,314
Net change in net unrealized appreciation (depreciation)	(247,569)	283,020	(847,517)
Net increase (decrease) in net assets resulting from operations	382,179	347,779	(785,092)
Distributions to Shareholders	(80,268)	(21,568)	(40,598)
Capital Share Transactions
Proceeds from shares created	4,190,216	7,491,647	7,534,928
Cost of shares redeemed	(4,158,314)	(1,258,414)	(1,253,372)
Net increase (decrease) from capital share transactions	31,902	6,233,233	6,281,556
Total increase (decrease) in net assets	333,813	6,559,444	5,455,866
Net Assets
Beginning of period	6,559,444	—	—
End of period	$6,893,257	$6,559,444	$5,455,866
Changes in Shares Outstanding
Shares outstanding, beginning of period	250,000	—	—
Shares created	150,000	300,000	300,000
Shares redeemed	(150,000)	(50,000)	(50,000)
Shares outstanding, end of period	250,000	250,000	250,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Cleaner Transport ETF	IQ Clean Oceans ETF
	For the Period October 21, 2021* to April 30, 2022	For the Period October 21, 2021* to April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$32,833	$51,936
Net realized gain (loss)	(97,242)	11,942
Net change in net unrealized appreciation (depreciation)	(1,201,606)	(912,579)
Net increase (decrease) in net assets resulting from operations	(1,266,015)	(848,701)
Distributions to Shareholders	(27,324)	(34,323)
Capital Share Transactions
Proceeds from shares created	8,587,414	7,404,302
Cost of shares redeemed	(1,116,668)	(1,264,476)
Net increase (decrease) from capital share transactions	7,470,746	6,139,826
Total increase (decrease) in net assets	6,177,407	5,256,802
Net Assets
Beginning of period	—	—
End of period	$6,177,407	$5,256,802
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares created	350,000	300,000
Shares redeemed	(50,000)	(50,000)
Shares outstanding, end of period	300,000	250,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Equity R&D Leaders ETF	IQ U.S. Large Cap R&D Leaders ETF	IQ U.S. Mid Cap R&D Leaders ETF
	For the Period February 8, 2022* to April 30, 2022	For the Period February 8, 2022* to April 30, 2022	For the Period February 8, 2022* to April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,275	$13,366	$6,772
Net realized gain (loss)	(4,103)	44,314	76,601
Net change in net unrealized appreciation (depreciation)	(553,303)	(542,222)	(602,359)
Net increase (decrease) in net assets resulting from operations	(534,131)	(484,542)	(518,986)
Distributions to Shareholders	(11,114)	(8,288)	(6,272)
Capital Share Transactions
Proceeds from shares created	6,223,519	6,245,569	6,290,485
Cost of shares redeemed	(1,220,944)	(1,258,771)	(1,266,526)
Net increase (decrease) from capital share transactions	5,002,575	4,986,798	5,023,959
Total increase (decrease) in net assets	4,457,330	4,493,968	4,498,701
Net Assets
Beginning of period	—	—	—
End of period	$4,457,330	$4,493,968	$4,498,701
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—	—
Shares created	250,000	250,000	250,000
Shares redeemed	(50,000)	(50,000)	(50,000)
Shares outstanding, end of period	200,000	200,000	200,000

*
Commencement of operations.

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Multi-Strategy Tracker ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.02	$29.41	$30.29	$30.39	$29.15
Income from Investment Operations
Net investment income(a)(b)	0.41	0.42	0.75	0.72	0.56
Net realized and unrealized gain (loss)	(2.65)	2.79	(1.04)	(0.27)	0.68
Distributions of net realized gains from investments in other investment companies	0.07	0.03	0.00(c)	—	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	(2.17)	3.24	(0.29)	0.45	1.24
Distributions from:
Net investment income	(0.09)	(0.63)	(0.59)	(0.55)	—
Net asset value, end of year	$29.76	$32.02	$29.41	$30.29	$30.39
Market price, end of year	$29.75	$32.01	$29.34	$30.28	$30.38
Total Return
Total investment return based on net asset value(d)	(6.80)%	11.01%	(1.04)%	1.56%	4.24%
Total investment return based on market price(e)	(6.80)%	11.26%	(1.26)%	1.56%	4.22%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$757,270	$795,577	$739,660	$993,422	$1,124,278
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.54%	0.54%	0.54%	0.54%	0.64%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.29%	1.35%	2.49%	2.40%	1.87%
Portfolio turnover rate(g)	138%	163%	166%	137%	164%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.48	$25.52	$26.26	$26.35	$25.46
Income from Investment Operations
Net investment income(a)(b)	0.37	0.34	0.56	0.44	0.39
Net realized and unrealized gain (loss)	(2.63)	3.30	(0.94)	(0.25)	0.50
Distributions of net realized gains from investments in other investment companies	0.10	0.03	—	—	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	(2.16)	3.67	(0.38)	0.19	0.89
Distributions from:
Net investment income	—	(0.71)	(0.36)	(0.28)	—
Net asset value, end of year	$26.32	$28.48	$25.52	$26.26	$26.35
Market price, end of year	$26.28	$28.48	$25.36	$26.24	$26.34
Total Return
Total investment return based on net asset value(d)	(7.60)%	14.44%	(1.51)%	0.77%	3.50%
Total investment return based on market price(e)	(7.73)%	15.13%	(2.04)%	0.74%	3.54%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,948	$4,272	$3,827	$5,251	$6,588
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.41%	0.41%	0.54%	0.76%	0.75%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.75%
Net investment income (loss)(b)	1.31%	1.23%	2.13%	1.70%	1.47%
Portfolio turnover rate(g)	83%	104%	104%	82%	152%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Market Neutral Tracker ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.30	$25.65	$26.23	$25.58	$25.25
Income from Investment Operations
Net investment income(a)(b)	0.42	0.40	0.62	0.55	0.41
Net realized and unrealized gain (loss)	(2.06)	1.79	(0.76)	0.10	(0.08)
Distributions of net realized gains from investments in other investment companies	0.14	0.03	—	—	—
Net increase (decrease) in net assets resulting from investment operations	(1.50)	2.22	(0.14)	0.65	0.33
Distributions from:
Net investment income	—	(0.57)	(0.44)	—	—
Net asset value, end of year	$25.80	$27.30	$25.65	$26.23	$25.58
Market price, end of year	$25.79	$27.30	$25.63	$26.23	$25.58
Total Return
Total investment return based on net asset value(c)	(5.51)%	8.65%	(0.62)%	2.56%	1.29%
Total investment return based on market price(d)	(5.53)%	8.74%	(0.69)%	2.54%	1.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,767	$17,745	$17,956	$15,741	$12,790
Ratio to average net assets of:
Expenses net of waivers/reimbursements(e)	0.41%	0.41%	0.53%	0.76%	0.76%
Expenses excluding waivers/reimbursements(e)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.54%	1.51%	2.36%	2.15%	1.61%
Portfolio turnover rate(f)	135%	116%	77%	107%	165%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price returns are calculated using the mean between the last bid and ask prices.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.52	$21.40	$21.53	$21.91	$20.36
Income from Investment Operations
Net investment income(a)(b)	0.51	0.44	0.51	0.44	0.41
Net realized and unrealized gain (loss)	(1.79)	5.19	(0.29)	0.13	1.22
Distributions of net realized gains from investments in other investment companies	0.04	0.01	—	—	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	(1.24)	5.64	0.22	0.57	1.63
Distributions from:
Net investment income	(0.16)	(0.52)	(0.35)	(0.95)	(0.08)
Net asset value, end of year	$25.12	$26.52	$21.40	$21.53	$21.91
Market price, end of year	$25.13	$26.53	$21.52	$21.54	$21.93
Total Return
Total investment return based on net asset value(d)	(4.74)%	26.42%	0.93%	3.07%	8.02%
Total investment return based on market price(e)	(4.75)%	25.76%	1.46%	2.91%	8.23%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,099	$9,282	$10,699	$6,459	$8,764
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.41%	0.41%	0.51%	0.76%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.88%	1.80%	2.35%	2.06%	1.89%
Portfolio turnover rate(g)	71%	156%	136%	95%	77%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Event-Driven Tracker ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.72	$20.88	$21.26	$20.93	$20.59
Income from Investment Operations
Net investment income(a)(b)	0.44	0.50	0.73	0.74	0.55
Net realized and unrealized gain (loss)	(2.38)	3.39	(0.66)	0.46	0.26
Distributions of net realized gains from investments in other investment companies	0.05	0.00(c)	—	—	—
Net increase (decrease) in net assets resulting from investment operations	(1.89)	3.89	0.07	1.20	0.81
Distributions from:
Net investment income	(0.31)	(1.05)	(0.45)	(0.87)	(0.47)
Net asset value, end of year	$21.52	$23.72	$20.88	$21.26	$20.93
Market price, end of year	$21.52	$23.73	$20.86	$21.27	$20.93
Total Return
Total investment return based on net asset value(d)	(8.05)%	18.65%	0.25%	6.12%	3.93%
Total investment return based on market price(e)	(8.09)%	18.86%	0.11%	6.13%	3.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,607	$9,487	$8,354	$4,253	$3,139
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.41%	0.41%	0.50%	0.76%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.90%	2.19%	3.48%	3.54%	2.64%
Portfolio turnover rate(g)	50%	69%	77%	34%	41%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Real Return ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.30	$26.94	$27.83	$27.47	$27.25
Income from Investment Operations
Net investment income(a)(b)	0.22	0.15	0.54	0.49	0.30
Net realized and unrealized gain (loss)	(0.57)	0.44	(0.84)	0.22	0.21
Distributions of net realized gains from investments in other investment companies	0.11	0.04	0.00(c)	—	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	(0.24)	0.63	(0.30)	0.71	0.51
Distributions from:
Net investment income	(0.20)	(0.27)	(0.59)	(0.35)	(0.29)
Net asset value, end of year	$26.86	$27.30	$26.94	$27.83	$27.47
Market price, end of year	$26.89	$27.29	$26.86	$27.80	$27.47
Total Return
Total investment return based on net asset value(d)	(0.90)%	2.33%	(1.13)%	2.64%	1.89%
Total investment return based on market price(e)	(0.77)%	2.60%	(1.33)%	2.53%	1.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,856	$53,235	$51,188	$57,046	$45,319
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.21%	0.21%	0.21%	0.37%	0.49%
Expenses excluding waivers/reimbursements(f)	0.47%	0.49%	0.49%	0.49%	0.49%
Net investment income (loss)(b)	0.78%	0.56%	1.95%	1.77%	1.10%
Portfolio turnover rate(g)	114%	66%	68%	97%	101%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ S&P High Yield Low Volatility Bond ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.99	$23.86	$24.76	$24.36	$25.20
Income from Investment Operations
Net investment income(a)(b)	0.80	0.93	1.01	1.07	0.99
Net realized and unrealized gain (loss)	(2.40)	1.16	(0.81)	0.41	(0.88)
Net increase (decrease) in net assets resulting from investment operations	(1.60)	2.09	0.20	1.48	0.11
Distributions from:
Net investment income	(0.92)	(0.96)	(1.10)	(1.08)	(0.95)
Net asset value, end of year	$22.47	$24.99	$23.86	$24.76	$24.36
Market price, end of year	$22.31	$25.02	$24.03	$24.78	$24.32
Total Return
Total investment return based on net asset value(c)	(6.67)%	8.89%	0.71%	6.31%	0.39%
Total investment return based on market price(d)	(7.44)%	8.23%	1.34%	6.56%	(0.36)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,346	$106,222	$51,295	$65,626	$107,192
Ratio to average net assets of:
Expenses net of waivers/reimbursements(e)	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses excluding waivers/reimbursements(e)	0.41%	0.41%	0.41%	0.41%	0.41%
Net investment income (loss)(b)	3.23%	3.72%	4.04%	4.42%	3.97%
Portfolio turnover rate(f)	99%	105%	105%	83%	75%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price returns are calculated using the mean between the last bid and ask prices.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Merger Arbitrage ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$33.62	$31.53	$31.50	$30.72	$30.21
Income from Investment Operations
Net investment income(a)(b)	0.09	0.31	0.14	0.07	0.10
Net realized and unrealized gain (loss)	(1.90)	2.55	(0.11)	0.71	0.41(c)
Distributions of net realized gains from investments in other investment companies	0.00(d)	0.00(d)	0.00(d)	—	—
Net increase (decrease) in net assets resulting from investment operations	(1.81)	2.86	0.03	0.78	0.51
Distributions from:
Net investment income	—	(0.77)	—	—	—
Net asset value, end of year	$31.81	$33.62	$31.53	$31.50	$30.72
Market price, end of year	$31.78	$33.67	$31.45	$31.48	$30.75
Total Return
Total investment return based on net asset value(e)	(5.38)%	9.07%	0.10%	2.52%	1.69%
Total investment return based on market price(f)	(5.61)%	9.53%	(0.10)%	2.37%	1.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$591,634	$746,279	$723,582	$985,800	$525,386
Ratio to average net assets of:
Expenses(g)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	0.28%	0.94%	0.42%	0.21%	0.34%
Portfolio turnover rate(h)	314%	313%	308%	337%	329%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(d)
Less than $0.005 per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(f)
The market price returns are calculated using the mean between the last bid and ask prices.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Global Resources ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.60	$24.16	$26.97	$27.76	$25.82
Income from Investment Operations
Net investment income(a)(b)	1.05	0.71	0.66	0.65	0.68
Net realized and unrealized gain (loss)	4.42	6.27	(3.00)	(1.24)	1.26
Distributions of net realized gains from investments in other investment companies	—	0.01	0.00(c)	—	—
Net increase (decrease) in net assets resulting from investment operations	5.47	6.99	(2.34)	(0.59)	1.94
Distributions from:
Net investment income	—	(2.55)	(0.47)	(0.20)	—
Net asset value, end of year	$34.07	$28.60	$24.16	$26.97	$27.76
Market price, end of year	$33.92	$28.55	$23.99	$27.06	$27.65
Total Return
Total investment return based on net asset value(d)	19.11%	30.07%	(8.89)%	(2.08)%	7.50%
Total investment return based on market price(e)	18.81%	30.76%	(9.81)%	(1.38)%	6.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,070	$20,021	$22,948	$175,312	$238,712
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.43%	0.76%	0.76%	0.76%	0.76%
Expenses excluding waivers/reimbursements(f)	0.43%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	3.40%	2.70%	2.48%	2.37%	2.51%
Portfolio turnover rate(g)	77%	98%	100%	132%	235%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.52	$17.32	$25.13	$24.14	$27.14
Income from Investment Operations
Net investment income(a)(b)	0.41	0.33	0.66	0.79	0.88
Net realized and unrealized gain (loss)	(0.58)	8.67	(7.16)	1.81	(2.53)
Net increase (decrease) in net assets resulting from investment operations	(0.17)	9.00	(6.50)	2.60	(1.65)
Distributions from:
Net investment income	(0.98)	(0.32)	(0.62)	(0.78)	(0.85)
Return of capital	—	(0.48)	(0.69)	(0.83)	(0.50)
Total distributions from net investment income and return of capital	(0.98)	(0.80)	(1.31)	(1.61)	(1.35)
Net asset value, end of year	$24.37	$25.52	$17.32	$25.13	$24.14
Market price, end of year	$24.35	$25.51	$17.30	$25.12	$24.12
Total Return
Total investment return based on net asset value(c)	(0.76)%	53.54%	(27.15)%	11.16%	(6.37)%
Total investment return based on market price(d)	(0.84)%	53.68%	(27.21)%	11.24%	(6.49)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,218	$52,309	$40,702	$71,615	$82,089
Ratio to average net assets of:
Expenses(e)	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)(b)	1.58%	1.66%	2.72%	3.11%	3.36%
Portfolio turnover rate(f)	31%	38%	26%	26%	27%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price returns are calculated using the mean between the last bid and ask prices.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.34	$18.02	$20.59	$21.63	$19.68
Income from Investment Operations
Net investment income(a)(b)	0.67	0.51	0.56	0.62	0.60
Net realized and unrealized gain (loss)	(1.40)	6.28	(2.51)	(0.77)	1.89
Net increase (decrease) in net assets resulting from investment operations	(0.73)	6.79	(1.95)	(0.15)	2.49
Distributions from:
Net investment income	(0.73)	(0.47)	(0.62)	(0.70)	(0.54)
Net realized gain	—	—	—	(0.19)	0.00(c)
Total distributions from net investment income and realized gains	(0.73)	(0.47)	(0.62)	(0.89)	(0.54)
Net asset value, end of year	$22.88	$24.34	$18.02	$20.59	$21.63
Market price, end of year	$22.60	$24.36	$17.83	$20.65	$21.60
Total Return
Total investment return based on net asset value(d)	(3.16)%	38.14%	(9.74)%	(0.42)%	12.84%
Total investment return based on market price(e)	(4.45)%	39.70%	(10.94)%	(0.03)%	12.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$265,421	$310,388	$249,575	$281,079	$578,517
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.20%	0.20%	0.20%	0.20%	0.22%
Expenses excluding waivers/reimbursements(f)	0.36%	0.36%	0.36%	0.36%	0.36%
Net investment income (loss)(b)	2.72%	2.41%	2.78%	3.03%	2.87%
Portfolio turnover rate(g)	8%	10%	8%	13%	10%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30,				For the Period December 13, 2017(a) to April 30, 2018
	2022	2021	2020	2019
Net asset value, beginning of period	$32.51	$21.95	$24.75	$25.30	$25.05
Income from Investment Operations
Net investment income(b)(c)	0.40	0.38	0.58	0.48	0.15
Net realized and unrealized gain (loss)	(0.30)	10.60	(2.80)	(0.53)	0.18(d)
Net increase (decrease) in net assets resulting from investment operations	0.10	10.98	(2.22)	(0.05)	0.33
Distributions from:
Net investment income	(0.37)	(0.42)	(0.58)	(0.50)	(0.08)
Net asset value, end of period	$32.24	$32.51	$21.95	$24.75	$25.30
Market price, end of period	$32.25	$32.54	$21.92	$24.75	$25.30
Total Return
Total investment return based on net asset value(e)	0.24%	50.46%	(9.04)%	(0.13)%	1.31%
Total investment return based on market price(f)	0.17%	50.82%	(9.18)%	(0.13)%	1.32%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$306,319	$305,608	$220,630	$278,412	$320,000
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.25%	0.25%	0.25%	0.25%	0.25%(i)
Expenses excluding waivers/reimbursements(h)	0.26%	0.26%	0.26%	0.26%	0.26%(i)
Net investment income (loss)(c)	1.17%	1.43%	2.35%	1.97%	1.59%(i)
Portfolio turnover rate(j)	65%	68%	58%	52%	94%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(f)
The market price returns are calculated using the mean between the last bid and ask prices.

(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Small Cap ETF
	For the Year Ended April 30,				For the Period May 16, 2017(a) to April 30, 2018
	2022	2021	2020	2019
Net asset value, beginning of period	$35.03	$20.02	$25.72	$27.13	$25.16
Income from Investment Operations
Net investment income(b)(c)	0.44	0.35	0.28	0.27	0.16
Net realized and unrealized gain (loss)	(3.16)	15.01	(5.72)	(1.39)	1.93
Net increase (decrease) in net assets resulting from investment operations	(2.72)	15.36	(5.44)	(1.12)	2.09
Distributions from:
Net investment income	(0.46)	(0.35)	(0.26)	(0.29)	(0.12)
Net asset value, end of period	$31.85	$35.03	$20.02	$25.72	$27.13
Market price, end of period	$31.83	$35.03	$20.02	$25.72	$27.14
Total Return
Total investment return based on net asset value(d)	(7.89)%	77.31%	(21.35)%	(4.10)%	8.33%
Total investment return based on market price(e)	(7.95)%	77.34%	(21.34)%	(4.14)%	8.36%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186,308	$206,659	$103,108	$348,555	$465,347
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.35%	0.35%	0.35%	0.35%	0.35%(h)
Expenses excluding waivers/reimbursements(g)	0.36%	0.36%	0.36%	0.36%	0.36%(h)
Net investment income (loss)(c)	1.24%	1.29%	1.14%	1.01%	0.61%(h)
Portfolio turnover rate(i)	64%	76%	43%	57%	106%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 500 International ETF
	For the Year Ended April 30,			For the Period December 13, 2018(a) to April 30, 2019
	2022	2021	2020
Net asset value, beginning of period	$32.58	$22.29	$27.64	$25.50
Income from Investment Operations
Net investment income(b)(c)	1.03	0.77	0.72	0.39
Net realized and unrealized gain (loss)	(2.35)	10.19	(5.40)	1.77
Net increase (decrease) in net assets resulting from investment operations	(1.32)	10.96	(4.68)	2.16
Distributions from:
Net investment income	(1.18)	(0.67)	(0.67)	(0.02)
Net asset value, end of period	$30.08	$32.58	$22.29	$27.64
Market price, end of period	$29.74	$32.52	$22.10	$27.65
Total Return
Total investment return based on net asset value(d)	(4.29)%	49.88%	(17.33)%	8.47%
Total investment return based on market price(e)	(5.21)%	50.94%	(18.07)%	8.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$210,578	$244,336	$218,451	$85,675
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.25%	0.25%	0.25%	0.25%(g)
Expenses excluding waivers/reimbursements(f)	0.26%	0.26%	0.26%	0.26%(g)
Net investment income (loss)(c)	3.15%	2.86%	2.81%	3.90%(g)
Portfolio turnover rate(h)	19%	9%	13%	0%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Annualized.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Candriam ESG US Equity ETF
	For the Year Ended April 30,		For the Period December 17, 2019(a) to April 30, 2020
	2022	2021
Net asset value, beginning of period	$35.56	$24.13	$25.18
Income from Investment Operations
Net investment income(b)(c)	0.46	0.42	0.15
Net realized and unrealized gain (loss)	(0.01)	11.32	(1.08)
Net increase (decrease) in net assets resulting from investment operations	0.45	11.74	(0.93)
Distributions from:
Net investment income	(0.45)	(0.31)	(0.12)
Net asset value, end of period	$35.56	$35.56	$24.13
Market price, end of period	$35.58	$35.57	$24.12
Total Return
Total investment return based on net asset value(d)	1.21%	48.85%	(3.59)%
Total investment return based on market price(e)	1.23%	49.00%	(3.64)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$428,535	$410,702	$6,034
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.09%	0.09%	0.09%(h)
Expenses excluding waivers/reimbursements(g)	0.10%	0.10%	0.11%(h)
Net investment income (loss)(c)	1.21%	1.35%	1.67%(h)
Portfolio turnover rate(i)	5%	21%	12%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Candriam ESG International Equity ETF
	For the Year Ended April 30,		For the Period December 17, 2019(a) to April 30, 2020
	2022	2021
Net asset value, beginning of period	$29.21	$21.00	$25.19
Income from Investment Operations
Net investment income(b)(c)	0.85	0.62	0.26
Net realized and unrealized gain (loss)	(3.05)	8.01	(4.34)
Net increase (decrease) in net assets resulting from investment operations	(2.20)	8.63	(4.08)
Distributions from:
Net investment income	(0.85)	(0.42)	(0.11)
Net asset value, end of period	$26.16	$29.21	$21.00
Market price, end of period	$25.79	$29.25	$20.87
Total Return
Total investment return based on net asset value(d)	(7.82)%	41.45%	(16.18)%
Total investment return based on market price(e)	(9.25)%	42.51%	(16.68)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,798	$186,951	$46,196
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.15%	0.15%	0.15%(h)
Expenses excluding waivers/reimbursements(g)	0.16%	0.16%	0.16%(h)
Net investment income (loss)(c)	2.90%	2.41%	3.20%(h)
Portfolio turnover rate(i)	10%	21%	3%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Healthy Hearts ETF
	For the Year Ended April 30, 2022	For the Period January 14, 2021(a) to April 30, 2021
Net asset value, beginning of period	$26.24	$24.93
Income from Investment Operations
Net investment income(b)(c)	0.32	0.14
Net realized and unrealized gain (loss)	1.33	1.26
Net increase (decrease) in net assets resulting from investment operations	1.65	1.40
Distributions from:
Net investment income	(0.32)	(0.09)
Net asset value, end of period	$27.57	$26.24
Market price, end of period	$27.51	$26.28
Total Return
Total investment return based on net asset value(d)	6.32%	5.62%
Total investment return based on market price(e)	5.89%	5.77%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,893	$6,559
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%	0.45%(h)
Expenses excluding waivers/reimbursements(g)	0.47%	0.46%(h)
Net investment income (loss)(c)	1.15%	1.92%(h)
Portfolio turnover rate(i)	31%	14%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Engender Equality ETF
For the Period October 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.20
Net realized and unrealized gain (loss)	(3.22)
Net increase (decrease) in net assets resulting from investment operations	(3.02)
Distributions from:
Net investment income	(0.16)
Net asset value, end of period	$21.82
Market price, end of period	$21.79
Total Return
Total investment return based on net asset value(d)	(12.10)%
Total investment return based on market price(e)	(12.24)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,456
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%(h)
Expenses excluding waivers/reimbursements(g)	0.46%(h)
Net investment income (loss)(c)	1.61%(h)
Portfolio turnover rate(i)	35%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Cleaner Transport ETF
For the Period October 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.13
Net realized and unrealized gain (loss)	(4.45)
Net increase (decrease) in net assets resulting from investment operations	(4.32)
Distributions from:
Net investment income	(0.09)
Net asset value, end of period	$20.59
Market price, end of period	$20.24
Total Return
Total investment return based on net asset value(d)	(17.30)%
Total investment return based on market price(e)	(18.72)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,177
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%(h)
Expenses excluding waivers/reimbursements(g)	0.46%(h)
Net investment income (loss)(c)	1.00%(h)
Portfolio turnover rate(i)	19%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Clean Oceans ETF
For the Period October 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.24
Net realized and unrealized gain (loss)	(4.07)
Net increase (decrease) in net assets resulting from investment operations	(3.83)
Distributions from:
Net investment income	(0.14)
Net asset value, end of period	$21.03
Market price, end of period	$20.84
Total Return
Total investment return based on net asset value(d)	(15.36)%
Total investment return based on market price(e)	(16.13)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,257
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%(h)
Expenses excluding waivers/reimbursements(g)	0.46%(h)
Net investment income (loss)(c)	1.93%(h)
Portfolio turnover rate(i)	25%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Global Equity R&D Leaders ETF
For the Period February 8, 2022(a) to April 30, 2022
Net asset value, beginning of period	$24.92
Income from Investment Operations
Net investment income(b)(c)	0.12
Net realized and unrealized gain (loss)	(2.69)
Net increase (decrease) in net assets resulting from investment operations	(2.57)
Distributions from:
Net investment income	(0.06)
Net asset value, end of period	$22.29
Market price, end of period	$22.12
Total Return
Total investment return based on net asset value(d)	(10.35)%
Total investment return based on market price(e)	(11.03)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,457
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.18%(h)
Expenses excluding waivers/reimbursements(g)	0.19%(h)
Net investment income (loss)(c)	2.15%(h)
Portfolio turnover rate(i)	12%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ U.S. Large Cap R&D Leaders ETF
For the Period February 8, 2022(a) to April 30, 2022
Net asset value, beginning of period	$24.83
Income from Investment Operations
Net investment income(b)(c)	0.07
Net realized and unrealized gain (loss)	(2.39)
Net increase (decrease) in net assets resulting from investment operations	(2.32)
Distributions from:
Net investment income	(0.04)
Net asset value, end of period	$22.47
Market price, end of period	$22.45
Total Return
Total investment return based on net asset value(d)	(9.37)%
Total investment return based on market price(e)	(9.43)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,494
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.14%(h)
Expenses excluding waivers/reimbursements(g)	0.15%(h)
Net investment income (loss)(c)	1.21%(h)
Portfolio turnover rate(i)	3%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ U.S. Mid Cap R&D Leaders ETF
For the Period February 8, 2022(a) to April 30, 2022
Net asset value, beginning of period	$25.05
Income from Investment Operations
Net investment income(b)(c)	0.03
Net realized and unrealized gain (loss)	(2.56)
Net increase (decrease) in net assets resulting from investment operations	(2.53)
Distributions from:
Net investment income	(0.03)
Net asset value, end of period	$22.49
Market price, end of period	$22.49
Total Return
Total investment return based on net asset value(d)	(10.10)%
Total investment return based on market price(e)	(10.11)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,499
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.16%(h)
Expenses excluding waivers/reimbursements(g)	0.17%(h)
Net investment income (loss)(c)	0.61%(h)
Portfolio turnover rate(i)	8%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2022
1. ORGANIZATION
IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of twenty-three operational funds (collectively, the “Funds” and each individually, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.
Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the SEC’s website (www.sec.gov).
Funds	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF*	Diversified	March 25, 2009
IQ Hedge Macro Tracker ETF*	Diversified	June 9, 2009
IQ Hedge Market Neutral Tracker ETF*	Diversified	October 4, 2012
IQ Hedge Long/Short Tracker ETF*	Diversified	March 24, 2015
IQ Hedge Event-Driven Tracker ETF*	Diversified	March 24, 2015
IQ Real Return ETF	Diversified	October 27, 2009
IQ S&P High Yield Low Volatility Bond ETF	Diversified	February 15, 2017
IQ Merger Arbitrage ETF	Non-diversified	November 17, 2009
IQ Global Resources ETF	Non-diversified	October 27, 2009
IQ U.S. Real Estate Small Cap ETF	Non-diversified	June 14, 2011
IQ 50 Percent Hedged FTSE International ETF	Diversified	July 22, 2015
IQ Chaikin U.S. Large Cap ETF	Diversified	December 13, 2017
IQ Chaikin U.S. Small Cap ETF	Diversified	May 16, 2017
IQ 500 International ETF	Diversified	December 13, 2018
IQ Candriam ESG US Equity ETF	Diversified	December 17, 2019
IQ Candriam ESG International Equity ETF	Diversified	December 17, 2019
IQ Healthy Hearts ETF	Non-diversified	January 14, 2021
IQ Engender Equality ETF	Non-diversified	October 21, 2021
IQ Cleaner Transport ETF	Non-diversified	October 21, 2021
IQ Clean Oceans ETF	Non-diversified	October 21, 2021
IQ Global Equity R&D Leaders ETF	Non-diversified	February 8, 2022
IQ U.S. Large Cap R&D Leaders ETF	Non-diversified	February 8, 2022
IQ U.S. Mid Cap R&D Leaders ETF	Non-diversified	February 8, 2022

*
Funds are “fund of funds”, meaning that they seek to achieve their investment objective by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”). Such ETFs, ETVs and ETNs are referred to collectively as exchange-traded products (“ETPs”).

Notes to Financial Statements (continued)

April 30, 2022
Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the “Underlying Index”). The underlying indices for the Funds are listed below:
Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF	IQ Hedge Event-Driven Index
IQ Real Return ETF	Bloomberg IQ Multi-Asset Inflation Index
IQ S&P High Yield Low Volatility Bond ETF	S&P U.S. High Yield Low Volatility Corporate Bond Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ Global Resources ETF	IQ Global Resources Index
IQ U.S. Real Estate Small Cap ETF	IQ U.S. Real Estate Small Cap Index
IQ 50 Percent Hedged FTSE International ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ Chaikin U.S. Large Cap ETF	NASDAQ Chaikin Power U.S. Large Cap Index
IQ Chaikin U.S. Small Cap ETF	NASDAQ Chaikin Power U.S. Small Cap Index
IQ 500 International ETF	IQ 500 International Index
IQ Candriam ESG US Equity ETF	IQ Candriam ESG US Equity Index
IQ Candriam ESG International Equity ETF	IQ Candriam ESG International Equity Index
IQ Healthy Hearts ETF	IQ Candriam Healthy Hearts Index
IQ Engender Equality ETF	Solactive Equileap US Select Gender Equality Index
IQ Cleaner Transport ETF	IQ Candriam Cleaner Transport Index
IQ Clean Oceans ETF	IQ Candriam Clean Oceans Index
IQ Global Equity R&D Leaders ETF	IQ Global Equity R&D Leaders Index
IQ U.S. Large Cap R&D Leaders ETF	IQ U.S. Large Cap R&D Leaders Index
IQ U.S. Mid Cap R&D Leaders ETF	IQ U.S. Mid Cap R&D Leaders Index
2. SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
Use of Estimates
IndexIQ Advisors LLC (the “Advisor”) makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties that may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The

Notes to Financial Statements (continued)

April 30, 2022
Advisor believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.
Investment Valuation
Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the Fund’s listed exchange is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of a basket of securities and/or cash that the Fund specifies each day.
In calculating NAV, each Fund’s investments are valued using market quotations when available. Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the New York Stock Exchange Arca, and the value of such securities used in computing the Fund’s NAV are generally determined as of such times.
A Fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as the method of valuation with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.
A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.
Over-the-counter (“OTC”) traded financial Instruments, forward foreign currency contracts and currency-related derivatives, are normally valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service.
If a Fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, it may rely on the NAVs of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.
When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with the Advisor. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or

Notes to Financial Statements (continued)

April 30, 2022
liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
A Fund may sweep uninvested cash balances into a money market fund, either the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares (“Dreyfus Institutional Fund”) or the BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class (“BlackRock Liquidity Fund”). The Dreyfus Institutional Fund and the BlackRock Liquidity Fund seek as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Institutional Fund and the BlackRock Liquidity Fund have no redemption restriction and are valued at the daily NAV.
Under normal conditions, each Fund invests cash collateral from securities lending activities into the Dreyfus Government Cash Management Fund, Institutional Shares (“Dreyfus Government Fund”). The Dreyfus Government Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Government Fund has no redemption restrictions and is valued at the daily NAV.
Fair Value Measurement
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information, such as recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

Notes to Financial Statements (continued)

April 30, 2022
All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2022 is disclosed at the end of each Fund’s Schedule of Investments.
Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included on the Statements of Operations within net change in unrealized appreciation/depreciation on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.
Tax Information and Uncertain Tax Positions
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Funds within the allowable time limits.
The Advisor evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Advisor has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.
Dividends and Distributions to Shareholders
Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

Notes to Financial Statements (continued)

April 30, 2022
amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.
Foreign Taxes
The Funds may be subject to foreign withholding taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes expected and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Whether or when a Fund will receive a withholding tax refund is subject to a determination by the tax authorities of each country in which the Fund has an open receivable. The Funds regularly evaluate the probability of recovering each accrued withholding tax. If the likelihood of recovery decreases accruals in the Funds’ net asset value for such refunds may be written down partially or in full, which will adversely affect the Funds’ net asset value.
The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statements of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation/depreciation. Taxes related to capital gains realized during the year ended April 30, 2022, if any, are reflected as part of net realized gain (loss) on the Statements of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation/depreciation on investments on the Statements of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
Cash Equivalents
Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired and are disclosed as “Short-Term Investments” in the Schedules of Investments.
Treasury Inflation Protected Securities
The funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security Transactions
Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.
Investment Income and Expenses
Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders at least annually in the form of dividends. Net investment income and capital gains are typically distributed to shareholders annually; except the IQ U.S. Real Estate Small Cap ETF, IQ 50 Percent Hedged FTSE International ETF, IQ Healthy Hearts ETF, IQ Candriam ESG International Equity ETF, IQ Candriam ESG US Equity ETF, IQ Chaikin U.S. Small Cap ETF, and IQ Chaikin U.S. Large Cap ETF, IQ Engender Equality ETF, IQ Cleaner transport ETF, IQ Clean Oceans ETF, and IQ Global Resources ETF typically distributes income quarterly, and IQ

Notes to Financial Statements (continued)

April 30, 2022
Real Return ETF and IQ S&P High Yield Low Volatility Bond ETF typically distributes income monthly. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Distributions received from the IQ U.S. Real Estate Small Cap ETF and the IQ Chaikin U.S. Small Cap ETF investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of a REIT held by the fund. The expenses of the investment companies in which the Funds invest are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.
Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Restricted Cash
At April 30, 2022, certain Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Funds’ custodian/counterparty broker and is reflected in the Statements of Assets and Liabilities.
Securities Lending
The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by each Fund. Lending portfolio securities could result in a delay in recovering the Funds’ securities if the borrower defaults.
A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between each Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, each Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market Fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.
In accordance with the securities lending agreement between the Funds and the BNY Mellon, the Funds will be indemnified by the BNY Mellon in the event of default of a third party Borrower.
The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2022, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of

Notes to Financial Statements (continued)

April 30, 2022
Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:
	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$207,181,080	$—	$113,417	$8,542,392	$215,836,889
IQ Hedge Macro Tracker ETF	599,323	—	7,249	132,472	739,044
IQ Hedge Market Neutral Tracker ETF	4,109,511	—	—	515,314	4,624,825
IQ Hedge Long/Short Tracker ETF	2,876,230	—	—	1,171	2,877,401
IQ Hedge Event-Driven Tracker ETF	2,026,659	—	—	—	2,026,659
IQ Real Return ETF	231,378	1,708	96,980	1,855,149	2,185,215
IQ S&P High Yield Low Volatility Bond ETF	328,760	—	—	127,463	456,223
IQ Merger Arbitrage ETF	1,259,926	—	—	—	1,259,926
IQ Global Resources ETF	655,074	—	208	10,173	665,455
IQ U.S. Real Estate Small Cap ETF	—	2,410	119,935	2,516,466	2,638,811
IQ 50 Percent Hedged FTSE International ETF	17,598,945	—	33,359	1,083,213	18,715,517
IQ Chaikin U.S. Large Cap ETF	—	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	1,942,144	8,318	11,664	5,110,979	7,073,105
IQ 500 International ETF	13,998,741	—	—	638,840	14,637,581
IQ Candriam ESG US Equity ETF	—	—	—	—	—
IQ Candriam ESG International Equity ETF	9,154,896	—	—	588,817	9,743,713
IQ Healthy Hearts ETF	63,353	—	—	35,370	98,723
IQ Engender Equality ETF	—	697	1,127	76,954	78,778
IQ Cleaner Transport ETF	35,494	—	234	16,382	52,110
IQ Clean Oceans ETF	—	—	—	—	—
IQ Global Equity R&D Leaders ETF	—	—	—	43,477	43,477
IQ U.S. Large Cap R&D Leaders ETF	—	—	—	—	—
IQ U.S. Mid Cap R&D Leaders ETF	21,619	—	359	25,107	47,085
The collateral amount presented is in excess of the securities on loan.
Master Netting Arrangements
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of offset provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements on the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis on the Statements of Assets and Liabilities.
Total return swap contracts are valued at the unrealized appreciation/depreciation on Total Return Swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.
At April 30, 2022, the unrealized appreciation/depreciation on total return swap contracts for the following Funds was zero, reflecting a reset date at period end based on the contractual agreements with Merrill Lynch

Notes to Financial Statements (continued)

April 30, 2022
International (“MLI”) and Morgan Stanley Capital Service LLC (“Morgan Stanley”), as counterparties to the following Funds:
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Merger Arbitrage ETF
As of April 30, 2022, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with BNY Mellon are detailed in the following table:
	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received(1)	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$209,434,892	$(209,434,892)	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	718,984	(718,984)	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	4,480,525	(4,480,525)	—	—	—	—
IQ Hedge Long/Short Tracker ETF	2,791,410	(2,791,410)	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	1,967,425	(1,967,425)	—	—	—	—
IQ Real Return ETF	2,135,414	(2,135,414)	—	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	436,960	(436,960)	—	—	—	—
IQ Merger Arbitrage ETF	695,047	(695,047)	—	—	—	—
IQ Global Resources ETF	642,163	(642,163)	—	—	—	—
IQ U.S. Real Estate Small Cap ETF	2,476,473	(2,476,473)	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	17,076,941	(17,076,941)	—	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	6,599,169	(6,599,169)	—	—	—	—
IQ 500 International ETF	12,501,281	(12,501,281)	—	—	—	—
IQ Candriam ESG US Equity ETF	—	—	—	—	—	—
IQ Candriam ESG International Equity ETF	8,166,679	(8,166,679)	—	—	—	—
IQ Healthy Hearts ETF	100,460	(100,460)	—	—	—	—
IQ Engender Equality ETF	74,596	(74,596)	—	—	—	—
IQ Cleaner Transport ETF	50,751	(50,751)	—	—	—	—
IQ Clean Oceans ETF	—	—	—	—	—	—
IQ Global Equity R&D Leaders ETF	39,814	(39,814)	—	—	—	—
IQ U.S. Large Cap R&D Leaders ETF	—	—	—	—	—	—
IQ U.S. Mid Cap R&D Leaders ETF	44,707	(44,707)	—	—	—	—

1
The amount of collateral presented is limited such that the net amount cannot be less than $0.

Notes to Financial Statements (continued)

April 30, 2022
As of April 30, 2022, each Fund’s OTC derivative assets, which may be offset against each Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:
Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Liabilities
IQ 50 Percent Hedged FTSE International ETF
Morgan Stanley	$7,531,851	$(365,999)	$7,165,852	$365,999	$(365,999)	$—
This does not reflect securities segregated as collateral, as detailed on the Schedule of Investments.
3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
The Advisor serves as the investment advisor to each series of the Trust and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund (including arranging for sub-advisory services, as applicable) subject to the supervision of the Board. The Advisor is responsible for the supervision of MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”), the sub-advisor to IQ S&P High Yield Low Volatility Bond ETF, and its management of the Fund.
The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund.

Notes to Financial Statements (continued)

April 30, 2022
The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”). Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for the services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.
Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Hedge Long/Short Tracker ETF	0.75%
IQ Hedge Event-Driven Tracker ETF	0.75%
IQ Real Return ETF	0.29%*
IQ S&P High Yield Low Volatility Bond ETF	0.40%
IQ Merger Arbitrage ETF	0.75%
IQ Global Resources ETF	0.30%**
IQ U.S. Real Estate Small Cap ETF	0.69%
IQ 50 Percent Hedged FTSE International ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ 500 International ETF	0.25%
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%
IQ Healthy Hearts ETF	0.45%
IQ Engender Equality ETF	0.45%
IQ Cleaner Transport ETF	0.45%
IQ Clean Oceans ETF	0.45%
IQ Global Equity R&D Leaders ETF	0.18%
IQ U.S. Large Cap R&D Leaders ETF	0.14%
IQ U.S. Mid Cap R&D Leaders ETF	0.16%

*
Prior to March 1, 2022, the annual rate for the Fund was 0.48%.

**
Prior to August 31, 2021, the annual rate for the Fund was 0.75%.

The Advisor has agreed to pay all expenses of the Funds, except: brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Chief Compliance Officer; extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor.
The Advisor has entered into a Fee Waiver Agreement with certain Funds under which it has contractually agreed to waive a portion of its management fee equal to a specific percentage of the average daily net assets as follows:
Fund	Rate	Expires
IQ Hedge Multi-Strategy Tracker ETF	0.22%	8/31/2022
IQ Hedge Macro Tracker ETF	0.35%	8/31/2022
IQ Hedge Market Neutral Tracker ETF	0.35%	8/31/2022
IQ Hedge Long/Short Tracker ETF	0.35%	8/31/2022
IQ Hedge Event-Driven Tracker ETF	0.35%	8/31/2022
IQ Real Return ETF	0.06%	8/31/2023***

***
Prior to March 1, 2022, under the Fee Waiver Agreement, the Advisor had contractually agreed to waive a portion of it management fee equal to 0.28% of the Fund's net assets.

Notes to Financial Statements (continued)

April 30, 2022
The Advisor has entered into an Expense Limitation Agreement with certain Funds under which it has contractually agreed, until August 31, 2022, to waive a portion of its management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s total annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sale, acquired fund fees and expenses, and extraordinary expenses) to not more than a specific percentage of the average daily net assets as follows:
Fund	Rate
IQ S&P High Yield Low Volatility Bond ETF	0.40%
IQ Global Resources ETF	0.30%***
IQ 50 Percent Hedged FTSE International ETF	0.20%
IQ Chaikin U.S. Large Cap ETF	0.25%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ 500 International ETF	0.25%
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%
IQ Healthy Hearts ETF	0.45%
IQ Engender Equality ETF	0.45%
IQ Cleaner Transport ETF	0.45%
IQ Clean Oceans ETF	0.45%
IQ Global Equity R&D Leaders ETF	0.18%
IQ U.S. Large Cap R&D Leaders ETF	0.14%
IQ U.S. Mid Cap R&D Leaders ETF	0.16%

****
Prior to August 31, 2021, the Advisor had not entered into an Expense Limitation Agreement with the Fund.

Investment Sub-Advisory Agreement
The Sub-Advisor is a registered investment advisor and an indirect, wholly-owned subsidiary of New York Life, and is responsible for the day-to-day portfolio management of IQ S&P High Yield Low Volatility Bond ETF. Pursuant to the terms of the Sub-Advisory Agreement (“Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor, the Advisor pays for the services of the Sub-Advisor and the Sub-Advisor provides portfolio management services to the Fund subject to the supervision of the Advisor and the Board.
Distribution (12b-1 Fees)
ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.
As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. As described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.
Administrator, Custodian and Transfer Agent
BNY Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement.

Notes to Financial Statements (continued)

April 30, 2022
Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
4. CAPITAL SHARE TRANSACTIONS
Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail on the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.
5. FEDERAL INCOME TAX
At April 30, 2022, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$1,007,413,534	$1,719,781	$(45,498,691)	(43,778,910)
IQ Hedge Macro Tracker ETF	4,601,563	131,304	(194,983)	(63,679)
IQ Hedge Market Neutral Tracker ETF	21,353,392	26,556	(558,801)	(532,245)
IQ Hedge Long/Short Tracker ETF	24,840,956	173,625	(2,107,022)	(1,933,397)
IQ Hedge Event-Driven Tracker ETF	11,466,996	—	(834,987)	(834,987)
IQ Real Return ETF	28,071,798	503,980	(1,225,499)	(721,519)
IQ S&P High Yield Low Volatility Bond ETF	23,063,705	4,465	(1,738,812)	(1,734,347)
IQ Merger Arbitrage ETF	590,591,315	4,307,770	(17,757,584)	(13,449,814)
IQ Global Resources ETF	30,082,053	5,653,578	(1,110,545)	4,543,033
IQ U.S. Real Estate Small Cap ETF	44,143,217	5,383,011	(9,331,279)	(3,948,268)
IQ 50 Percent Hedged FTSE International ETF	290,184,702	33,964,731	(41,459,633)	(7,494,902)
IQ Chaikin U.S. Large Cap ETF	305,138,481	24,660,733	(23,639,637)	1,021,096
IQ Chaikin U.S. Small Cap ETF	198,716,400	11,591,509	(22,061,481)	(10,469,972)
IQ 500 International ETF	228,041,565	22,836,295	(27,685,302)	(4,849,007)
IQ Candriam ESG US Equity ETF	395,224,324	62,872,224	(29,884,549)	32,987,675
IQ Candriam ESG International Equity ETF	203,580,058	22,627,620	(19,255,729)	3,371,891
IQ Healthy Hearts ETF	6,917,818	569,104	(537,648)	31,456
IQ Engender Equality ETF	6,296,644	201,485	(1,049,116)	(847,631)
IQ Cleaner Transport ETF	7,426,898	44,214	(1,257,613)	(1,213,399)
IQ Clean Oceans ETF	6,187,965	17,559	(957,493)	(939,934)
IQ Global Equity R&D Leaders ETF	5,004,560	53,754	(610,950)	(557,196)
IQ U.S. Large Cap R&D Leaders ETF	5,033,125	68,546	(611,012)	(542,466)
IQ U.S. Mid Cap R&D Leaders ETF	5,123,662	92,680	(695,740)	(603,060)

Notes to Financial Statements (continued)

April 30, 2022
The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2022.
At April 30, 2022, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:
Fund	Ordinary Income (Loss)1	Net Capital Gain (Losses)2	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$5,574,351	$(51,996,958)	$(43,778,910)	$(90,201,517)
IQ Hedge Macro Tracker ETF	54,816	(5,377,149)	(63,679)	(5,386,012)
IQ Hedge Market Neutral Tracker ETF	211,616	(779,156)	(532,245)	(1,099,785)
IQ Hedge Long/Short Tracker ETF	238,917	(999,738)	(1,933,397)	(2,694,218)
IQ Hedge Event-Driven Tracker ETF	35,778	(393,810)	(834,987)	(1,193,019)
IQ Real Return ETF	(104,646)	(2,069,905)	(721,519)	(2,896,070)
IQ S&P High Yield Low Volatility Bond ETF	84,135	(3,360,074)	(1,734,347)	(5,010,286)
IQ Merger Arbitrage ETF	(1,015,207)	(49,646,781)	(13,408,485)	(64,070,473)
IQ Global Resources ETF	—	(61,014,913)	4,537,744	(56,477,169)
IQ U.S. Real Estate Small Cap ETF	—	(6,448,219)	(3,948,268)	(10,396,487)
IQ 50 Percent Hedged FTSE International ETF	1,631,378	(2,170,970)	(7,379,980)	(7,919,572)
IQ Chaikin U.S. Large Cap ETF	167,374	(38,648,985)	1,021,096	(37,460,515)
IQ Chaikin U.S. Small Cap ETF	—	(71,110,579)	(10,469,972)	(81,580,551)
IQ 500 International ETF	2,182,294	(5,991,456)	(4,921,195)	(8,730,357)
IQ Candriam ESG US Equity ETF	233,854	(2,014,301)	32,987,675	31,207,228
IQ Candriam ESG International Equity ETF	1,430,497	(2,023,171)	3,324,256	2,731,582
IQ Healthy Hearts ETF	10,059	(139,812)	31,004	(98,749)
IQ Engender Equality ETF	8,860	(104,197)	(847,631)	(942,968)
IQ Cleaner Transport ETF	(805)	(61,401)	(1,213,775)	(1,275,981)
IQ Clean Oceans ETF	12,688	(31,312)	(940,486)	(959,110)
IQ Global Equity R&D Leaders ETF	10,108	(46,524)	(557,552)	(593,968)
IQ U.S. Large Cap R&D Leaders ETF	5,078	(22,227)	(542,466)	(559,615)
IQ U.S. Mid Cap R&D Leaders ETF	500	(38,026)	(603,060)	(640,586)

1
Includes late year ordinary loss, if any.

2
Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts, post-October and late year losses.

Notes to Financial Statements (continued)

April 30, 2022
At April 30, 2022, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:
Fund	Total distributable earnings/ (accumulated loss)	Paid-in capital
IQ Hedge Multi-Strategy Tracker ETF	(7,309,488)	7,309,488
IQ Hedge Macro Tracker ETF	—	—
IQ Hedge Market Neutral Tracker ETF	13,811	(13,811)
IQ Hedge Long/Short Tracker ETF	(987,947)	987,947
IQ Hedge Event-Driven Tracker ETF	216,157	(216,157)
IQ Real Return ETF	(596,274)	596,274
IQ S&P High Yield Low Volatility Bond ETF	(1,125,108)	1,125,108
IQ Merger Arbitrage ETF	87,579,145	(87,579,145)
IQ Global Resources ETF	(1,199,729)	1,199,729
IQ U.S. Real Estate Small Cap ETF	(2,330,925)	2,330,925
IQ 50 Percent Hedged FTSE International ETF	(4,571,037)	4,571,037
IQ Chaikin U.S. Large Cap ETF	(2,291,140)	2,291,140
IQ Chaikin U.S. Small Cap ETF	(7,384,747)	7,384,747
IQ 500 International ETF	(16,406,709)	16,406,709
IQ Candriam ESG US Equity ETF	(33,423,964)	33,423,964
IQ Candriam ESG International Equity ETF	(4,403,240)	4,403,240
IQ Healthy Hearts ETF	(661,204)	661,204
IQ Engender Equality ETF	(117,278)	117,278
IQ Cleaner Transport ETF	17,358	(17,358)
IQ Clean Oceans ETF	(76,086)	76,086
IQ Global Equity R&D Leaders ETF	(48,723)	48,723
IQ U.S. Large Cap R&D Leaders ETF	(66,785)	66,785
IQ U.S. Mid Cap R&D Leaders ETF	(115,328)	115,328
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to the tax treatment of redemptions in-kind, net operating losses, nondeductible expenses and taxable over-distributions.

Notes to Financial Statements (continued)

April 30, 2022
The tax character of distributions paid during the years ended April 30, 2022 and 2021 were as follows:
	2022			2021
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$2,417,467	$—	$—	$15,953,112	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—	106,851	—	—
IQ Hedge Market Neutral Tracker ETF	—	—	—	341,520	—	—
IQ Hedge Long/Short Tracker ETF	108,619	—	—	181,041	—	—
IQ Hedge Event-Driven Tracker ETF	266,450	—	—	209,892	—	—
IQ Real Return ETF	307,104	—	—	511,575	—	—
IQ S&P High Yield Low Volatility Bond ETF	1,750,995	—	—	3,749,100	—	—
IQ Merger Arbitrage ETF	—	—	—	16,966,679	—	—
IQ Global Resources ETF	—	—	—	2,041,648	—	—
IQ U.S. Real Estate Small Cap ETF	1,830,575	—	—	662,106	—	1,029,743
IQ 50 Percent Hedged FTSE International ETF	9,308,477	—	—	6,183,285	—	—
IQ Chaikin U.S. Large Cap ETF	3,470,326	—	—	4,106,799	—	—
IQ Chaikin U.S. Small Cap ETF	2,747,303	—	—	1,965,356	—	—
IQ 500 International ETF	8,747,984	—	—	5,907,221	—	—
IQ Candriam ESG US Equity ETF	5,632,747	—	—	2,588,974	—	—
IQ Candriam ESG International Equity ETF	5,802,531	—	—	2,032,608	—	—
IQ Healthy Hearts ETF	80,268	—	—	21,568	—	—
IQ Engender Equality ETF	40,598	—	—	N/A	N/A	N/A
IQ Cleaner Transport ETF	27,324	—	—	N/A	N/A	N/A
IQ Clean Oceans ETF	34,323	—	—	N/A	N/A	N/A
IQ Global Equity R&D Leaders ETF	11,114	—	—	N/A	N/A	N/A
IQ U.S. Large Cap R&D Leaders ETF	8,288	—	—	N/A	N/A	N/A
IQ U.S. Mid Cap R&D Leaders ETF	6,272	—	—	N/A	N/A	N/A

Notes to Financial Statements (continued)

April 30, 2022
Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2022, the Funds incurred and elected to defer to May 1, 2022 Post-October Losses and late year ordinary losses of:
Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term Post October Losses
IQ Hedge Multi-Strategy Tracker ETF	$—	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—
IQ Hedge Market Neutral Tracker ETF	—	—	—
IQ Hedge Long/Short Tracker ETF	—	—	—
IQ Hedge Event-Driven Tracker ETF	—	—	—
IQ Real Return ETF	104,646	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—
IQ Merger Arbitrage ETF	1,015,207	—	—
IQ Global Resources ETF	—	—	—
IQ U.S. Real Estate Small Cap ETF	—	—	—
IQ 50 Percent Hedged FTSE International ETF	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—
IQ Chaikin U.S. Small Cap ETF	—	—	—
IQ 500 International ETF	—	—	—
IQ Candriam ESG US Equity ETF	—	—	—
IQ Candriam ESG International Equity ETF	—	—	—
IQ Healthy Hearts ETF	—	—	—
IQ Engender Equality ETF	—	—	—
IQ Cleaner Transport ETF	805	—	—
IQ Clean Oceans ETF	—	—	—
IQ Global Equity R&D Leaders ETF	—	—	—
IQ U.S. Large Cap R&D Leaders ETF	—	—	—
IQ U.S. Mid Cap R&D Leaders ETF	—	—	—
At April 30, 2022, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no

Notes to Financial Statements (continued)

April 30, 2022
assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:
Fund	Utilized in Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$—	$49,123,611	$2,873,347
IQ Hedge Macro Tracker ETF	24,641	4,264,318	1,112,831
IQ Hedge Market Neutral Tracker ETF	—	779,156	—
IQ Hedge Long/Short Tracker ETF	—	702,657	297,081
IQ Hedge Event-Driven Tracker ETF	—	331,648	62,162
IQ Real Return ETF	27,891	612,292	1,457,613
IQ S&P High Yield Low Volatility Bond ETF	—	2,878,107	481,967
IQ Merger Arbitrage ETF	—	49,646,781	—
IQ Global Resources ETF	1,099,354	32,376,209	28,638,704
IQ U.S. Real Estate Small Cap ETF	2,480,198	—	6,448,219
IQ 50 Percent Hedged FTSE International ETF	15,482,247	—	2,170,970
IQ Chaikin U.S. Large Cap ETF	29,008,447	16,011,824	22,637,161
IQ Chaikin U.S. Small Cap ETF	5,911,452	32,657,354	38,453,225
IQ 500 International ETF	—	3,203,128	2,788,328
IQ Candriam ESG US Equity ETF	—	2,014,301	—
IQ Candriam ESG International Equity ETF	—	1,817,627	205,544
IQ Healthy Hearts ETF	—	130,230	9,582
IQ Engender Equality ETF	—	104,196	1
IQ Cleaner Transport ETF	—	61,401	—
IQ Clean Oceans ETF	—	31,312	—
IQ Global Equity R&D Leaders ETF	—	46,524	—
IQ U.S. Large Cap R&D Leaders ETF	—	22,227	—
IQ U.S. Mid Cap R&D Leaders ETF	—	38,026	—
6. OTHER AFFILIATED PARTIES AND TRANSACTIONS
For the purposes of the financial statements, the Funds assume the following to be holdings by affiliates. As of April 30, 2022, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.
The Advisor is an affiliate of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLIC”). The following tables reflect shares of a Fund beneficially owned by NYLIM or NYLIC or funds or accounts managed by NYLIM or NYLIC where such holdings exceed 5% of the shares of the fund. As of April 30, 2022, NYLIM and NYLIC or fund or accounts managed by NYLIM or NYLIC were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below.
New York Life Insurance & Annuity Corporation
Fund	% Ownership
IQ Healthy Hearts ETF	79.6%
IQ Engender Equality ETF	80.0%
IQ Cleaner Transport ETF	63.3%
IQ Clean Oceans ETF	76.0%

Notes to Financial Statements (continued)

April 30, 2022
New York Life Investment Management LLC
Fund	% Ownership
IQ 50 Percent Hedged FTSE International ETF	52.5%
IQ Chaikin U.S. Large Cap ETF	98.1%
IQ Chaikin U.S. Small Cap ETF	81.4%
IQ 500 International ETF	96.1%
IQ Candriam ESG US Equity ETF	86.8%
IQ Candriam ESG International Equity ETF	94.1%
IQ Global Equity R&D Leaders ETF	95.0%
IQ US Large Cap R&D Leaders ETF	95.0%
IQ US Mid Cap R&D Leaders ETF	95.0%
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2022 are as follows:
Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$1,133,934,924	$1,125,041,940	$188,558,853	$167,699,787
IQ Hedge Macro Tracker ETF	3,544,176	3,480,413	—	—
IQ Hedge Market Neutral Tracker ETF	23,620,289	23,420,725	1,308,440	1,319,091
IQ Hedge Long/Short Tracker ETF	14,558,994	14,375,539	70,213,856	58,114,414
IQ Hedge Event-Driven Tracker ETF	7,027,002	7,559,711	12,991,836	11,778,233
IQ Real Return ETF	52,739,308	53,730,425	12,437,340	38,517,407
IQ S&P High Yield Low Volatility Bond ETF	43,712,573	45,062,188	—	78,300,818
IQ Merger Arbitrage ETF	2,084,160,285	1,959,992,192	190,742,321	319,275,638
IQ Global Resources ETF	22,199,174	20,378,280	13,470,793	4,892,149
IQ U.S. Real Estate Small Cap ETF	14,812,809	14,743,374	8,979,483	19,480,913
IQ 50 Percent Hedged FTSE International ETF	40,219,596	23,778,805	3,417,643	28,755,747
IQ Chaikin U.S. Large Cap ETF	205,792,665	205,725,939	15,822,065	11,797,515
IQ Chaikin U.S. Small Cap ETF	132,485,543	132,520,000	31,392,265	33,452,415
IQ 500 International ETF	43,779,823	44,918,447	39,125,882	55,213,638
IQ Candriam ESG US Equity ETF	21,624,127	21,509,982	125,142,535	105,844,385
IQ Candriam ESG International Equity ETF	21,409,817	20,520,232	46,805,466	13,177,304
IQ Healthy Hearts ETF	2,268,501	2,133,735	4,052,612	4,149,816
IQ Engender Equality ETF	2,042,286	2,062,795	7,552,517	1,251,748
IQ Cleaner Transport ETF	6,439,091	1,187,078	3,250,593	1,032,476
IQ Clean Oceans ETF	7,405,164	1,291,827	1,035,225	1,011,161
IQ Global Equity R&D Leaders ETF	803,848	613,491	5,536,176	735,151
IQ U.S. Large Cap R&D Leaders ETF	150,267	304,622	6,245,186	1,110,234
IQ U.S. Mid Cap R&D Leaders ETF	444,439	585,529	6,289,215	1,130,250

Notes to Financial Statements (continued)

April 30, 2022
8. DERIVATIVE FINANCIAL INSTRUMENTS
Swap Transactions
A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates based on a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.
The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of Total Return Swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as a change in net unrealized appreciation depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement on the Statements of Operations.
When a Fund has an unrealized loss on a swap agreement, the Fund instructs the Custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.
Some of the Funds intend to use Total Return Swaps in several ways to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.
Pursuant to documentation governing the Funds’ swap transactions with MLI and Morgan Stanley, MLI and Morgan Stanley have the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, MLI and Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, mortgage-backed securities, floating rate notes, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2022, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts. As of April 30, 2022, open swap transactions, if any, are listed at the end of the Funds’ respective Schedule of Investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency transactions to seek a closer correlation between the Funds’ overall currency exposures and the currency exposures of the Underlying Index as a part of its principal investment strategy.

Notes to Financial Statements (continued)

April 30, 2022
The Funds may enter into forward foreign currency contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable forward currency contract does not require physical delivery of the underlying currencies and the contract is settled based on the difference between the contracted price and the prevailing spot price of the agreed upon notional amount. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
Upon entering into a forward foreign currency contract, a Fund is required to segregate permissible liquid assets or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. At April 30, 2022, open forward foreign currency contracts, if any, are listed at the end of the Funds’ respective Schedule of Investments.
Quantitative Disclosure of Derivative Holding
The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.
The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:
Asset Derivatives
Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized appreciation on forward foreign currency contracts	$7,531,851
Liability Derivatives
Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized depreciation on forward foreign currency contracts	$365,999
Total return swaps reflect a reset date as of April 30, 2022; therefore, there is no unrealized appreciation/depreciation reflected on the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

April 30, 2022
Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2022 were as follows:
Fund	Currency Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$473,592
IQ Hedge Macro Tracker ETF
Realized gain (loss)
Swap transactions		$6,119
IQ Hedge Market Neutral Tracker ETF
Realized gain (loss)
Swap transactions		$(65,028)
IQ Hedge Long/Short Tracker ETF
Realized gain (loss)
Swap transactions		$46,134
IQ Hedge Event-Driven Tracker ETF
Realized gain (loss)
Swap transactions		$(15,047)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		$(5,063,848)
IQ Global Resources ETF
Realized gain (loss)
Swap transactions		$(326,927)
IQ 50 Percent Hedged FTSE International ETF
Realized gain (loss)
Forward foreign currency contracts	$8,777,361
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$9,715,271
For the year ended April 30, 2022, the monthly average notional value of the derivatives held by the Funds were as follows:
	Average Notional Value
	IQ Hedge Multi- Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/ Short Tracker ETF	IQ Hedge Event- Driven Tracker ETF	IQ Merger Arbitrage ETF	IQ Global Resources ETF	IQ 50 Percent Hedged FTSE International ETF
Asset Derivatives
Swap contracts	$57,662,864	$413,985	$1,653,511	$1,970,087	$311,124	$—	$—	$—
Forward foreign currency contracts	—	—	—	—	—	—	—	274,860,821
Liability Derivatives
Swap contracts	$(57,826,780)	$(413,630)	$(1,649,852)	$(1,964,273)	$(309,918)	$(152,909,387)	$(1,700,204)	$—
Forward foreign currency contracts	—	—	—	—	—	—	—	(273,609,832)
9. RISKS INVOLVED WITH INVESTING IN THE FUNDS
The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.

Notes to Financial Statements (continued)

April 30, 2022
Call Risk1
During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Counterparty Risk
Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. In those instances, an underlying ETP utilizing such deliverables will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the underlying ETP will sustain losses.
Credit Risk1
Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default on its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in default.
Currency Hedging Risk2
Certain Funds use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a fund may also go up or down quickly and unpredictably and investors may lose money.
Currency Risk
Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies). Therefore, while much of the income received by a Fund may be denominated in foreign currency, the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore, a Fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both a Fund’s ability to track the Underlying Index, and Fund returns in general, may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.
Cyber Security and Disruptions in Operations
With the increasing use of the Internet and technology in connection with the Fund’s operations, the Fund may be more susceptible to greater operational and information security risks resulting from breaches in cyber security. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third-parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Fund’s or their service providers’ operations, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of or denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information (i.e., identity theft or other privacy breaches). In addition, a cyber security breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial

1
Applies to IQ S&P High Yield Low Volatility Bond ETF

2
Applies to IQ 50 Percent Hedged FTSE International ETF

Notes to Financial Statements (continued)

April 30, 2022
losses, inability to determine the Fund’s NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Fund and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.
Debt Investments Risk
The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market risk, regulatory risk, price volatility and liquidity risk. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due, and may reduce the value of the debt investment, sometimes dramatically. Certain debt investments may be difficult to value, purchase, or sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.
Debt investments most frequently trade in institutional round lot size transactions. Until a Fund grows significantly in size, a fund may purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than institutional round lot size positions. The Funds use a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
Depositary Receipts Risk
Each Fund will normally invest at least 80% of its total assets in the securities of its Underlying Index and in depositary receipts based on the securities in its Underlying Index. Types of depositary receipts in which a Fund may invest include ADRs, EDRs and GDRs. ADRs are receipts that are traded in the U.S. evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets. To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted depositary receipt or any depositary receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored. The Fund, however, may invest in unsponsored depositary receipts under certain limited circumstances. A non- sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives Risk
Derivative strategies may expose a Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Derivatives may be more volatile than direct investments in the instrument underlying the contract and may not correlate perfectly to the underlying instrument. Derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of a Fund.

Notes to Financial Statements (continued)

April 30, 2022
Emerging Market Securities Risk
A Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.
Equity Securities Risk
The prices of equity securities are responsive to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic, stock market, industry and company conditions and the risk inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of a Fund’s holdings. Opportunity for greater gain may come with greater risk of loss.
ESG Investing Style Risk3
The application of environmental, social and corporate governance investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of the Underlying Index will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria.
Exchange Traded Vehicle Risk4
Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, ETVs and ETNs is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.
Fund of Funds Risk4
Certain Funds’ investment performance, because they are fund of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a Fund will indirectly pay a proportional share of the asset-based fees of the underlying ETFs in which it invests.
Foreign Securities Risk
Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
High Yield Securities Risk1
High yield securities generally offer a higher current yield than the yield available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”

3
Applies to IQ Healthy Hearts ETF, IQ Candriam ESG International Equity ETF, and IQ Candriam ESG US Equity ETF, IQ Engender Equality ETF, IQ Cleaner Transport ETF, and IQ Clean Oceans ETF.

4
Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, and IQ Hedge Event-Driven Tracker ETF.

Notes to Financial Statements (continued)

April 30, 2022
Income Risk1
The income of a Fund receives from investments in debt securities may decline when interest rates fall. This decline can occur because a Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund needs to purchase additional bonds.
Index Risk
The Funds’ Underlying Indexes and the Funds rebalance only on a monthly, quarterly or annual basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.
Industry Concentration Risk
To the extent that a Fund’s Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Interest Rate Risk1
An increase in interest rates may cause the value of debt securities held by a Fund to decline. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the Fund might wish to sell.
Large Capitalization Companies Risk5
Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large-capitalization companies has trailed the performance of overall markets.
Large Transaction Risks
From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.
LIBOR Replacement Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023.As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. The Advisor is currently working to assess exposure and will modify contracts as necessary.

1
Applies to IQ S&P High Yield Low Volatility Bond ETF

5
Applies to IQ U.S. Large Cap R&D Leaders ETF

Notes to Financial Statements (continued)

April 30, 2022
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value.
Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance.
Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.
While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio’s performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period,
Long/Short Risk
There is no guarantee that the returns on a Fund’s long or short positions, if any, will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, a Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.
Market Disruption Risk
In late February 2022, the Russian military invaded the Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom, and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia in light of Russia’s invasion of Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and may continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade or settle trades in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions. The ramifications of the hostilities and sanctions also may negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility and have severe negative consequences for regional and global markets, industries and companies in which the Fund invests. Moreover, the extent and duration of the Ukrainian invasion or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted.

Notes to Financial Statements (continued)

April 30, 2022
These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.
Market Risk
The market price of investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting fixed-income securities markets generally or particular segments of the market.
An outbreak of COVID-19 has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The full effects, duration and costs of the COVID-19 pandemic are uncertain, and the circumstances surrounding the COVID-19 pandemic will continue to evolve and may adversely affect a Fund and its investments.
Mid-Capitalization Companies Risk6
Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, therefore impacting the value of the Fund’s investment in mid-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
New Fund Risk7
Certain Funds are new funds. There can be no assurance that they will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Underlying Indexes or ultimately liquidate.
Passive Management Risk
Unlike many investment companies, each Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, a fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) its Underlying Index.
Small Capitalization Companies Risk8
Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments. Additionally, the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.
Total Return Swap Risk9
Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where a

6
Applies to IQ U.S. Mid Cap R&D Leaders ETF

7
Applies to IQ Engender Equality ETF, IQ Cleaner Transport ETF, IQ Clean Oceans ETF, IQ Global Equity R&D Leaders ETF, IQ U.S. Large Cap R&D Leaders ETF, and IQ U.S. Mid Cap R&D Leaders ETF.

8
Applies to IQ U.S. Real Estate Small Cap ETF, IQ Chaikin U.S. Small Cap ETF, IQ Candriam ESG US Equity ETF IQ Candriam ESG International Equity ETF, IQ Engender Equality ETF, IQ Cleaner Transport ETF, and IQ Clean Oceans ETF.

9
Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Merger Arbitrage ETF and IQ Global Resources ETF.

Notes to Financial Statements (continued)

April 30, 2022
Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a Fund may also be required to pay the dollar value of that decline (or, if an inverse swap, increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.
Tracking Error Risk
Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a Fund may not be able to duplicate its exact composition or return for a number of reasons, including that the strategies used by the Advisor to match the performance of the Underlying Indexes were unsuccessful and because a Fund incurs expenses, which an Underlying Index does not incur.
Trading Price Risk
Although it is expected that generally the market price of a Fund’s Shares will approximate the Fund’s NAV, there may be times when market price in the Secondary Market and the NAV vary significantly. During periods of market stress, shares of a Fund may also experience significantly wider “bid/ask” spreads, premiums and discounts between a Fund’s NAV and market price.
U.S. Investing Risk
Certain Funds may have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations, tariffs or the threat of tariffs, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
10. SUBSEQUENT EVENTS
In the preparation of the financial statements, the Advisor has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material subsequent events that would require disclosure.

Report of Independent Registered Public Accounting Firm

April 30, 2022
To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the twenty-three funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (twenty-three of the funds constituting IndexIQ ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Hedge Multi-Strategy Tracker ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and 2018
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Real Return ETF IQ S&P High Yield Low Volatility Bond ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
IQ U.S. Real Estate Small Cap ETF IQ 50 Percent Hedged FTSE International ETF
IQ Chaikin U.S. Large Cap ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020 and 2019, and the period from December 13, 2017 (commencement of operations) through April 30, 2018
IQ Chaikin U.S. Small Cap ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020 and 2019, and the period from May 16, 2017 (commencement of operations) through April 30, 2018

Report of Independent Registered Public Accounting Firm (continued)

April 30, 2022
Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ 500 International ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021 and 2020, and the period from December 13, 2018 (commencement of operations) through April 30, 2019
IQ Candriam ESG US Equity ETF IQ Candriam ESG International Equity ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the year ended April 30, 2022 and 2021, and the period from December 17, 2019 (commencement of operations) through April 30, 2020
IQ Healthy Hearts ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and the period from January 14, 2021 (commencement of operations) through April 30, 2021
IQ Engender Equality ETF IQ Cleaner Transport ETF IQ Clean Oceans ETF	For the period October 21, 2021 (commencement of operations) through April 30, 2022
IQ Global Equity R&D Leaders ETF IQ U.S. Large Cap R&D Leaders ETF IQ U.S. Mid Cap R&D Leaders ETF	For the period February 8, 2022 (commencement of operations) through April 30, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
June 28, 2022
We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Liquidity Risk Management Program (unaudited)

April 30, 2022
In compliance with Rule 22e-4 under the Investment Company Act of 1940, the funds of IndexIQ ETF Trust (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which IndexIQ Advisors LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees (the “Board”) designated IndexIQ Advisors LLC as administrator of the Program (the “Administrator”). The Program Administrator’s Portfolio Oversight Committee acts as the Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 30, 2022, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that: (i) the Program operated effectively to assess and manage the Funds’ liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments; and (iii) each Fund’s investment strategy continues to be appropriate for an open-end fund.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.
In compliance with the Liquidity Rule and in accordance with the Program, funds able to qualify as “In-Kind ETFs” are not required to: (i) classify each portfolio investment into one of four categories or (ii) establish a highly liquid investment minimum. The Liquidity Rule defines an In-Kind ETF as an ETF that meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. Each of the Funds, with the exceptions of IQ 50 Percent Hedged FTSE International ETF and IQ S&P High Yield Low Volatility Bond ETF qualify as In-Kind ETFs.
IQ 50 Percent Hedged FTSE International ETF and IQ S&P High Yield Low Volatility Bond ETF both classify each Fund portfolio investment into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Classification determinations are made by taking into account each Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data. The Administrator has delegated liquidity classification determinations for IQ S&P High Yield Low Volatility Bond ETF to the Fund’s sub-adviser, subject to appropriate oversight by the Administrator.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments and do not qualify as In-Kind ETFs to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There were no material changes to the Program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Supplemental Information (unaudited)

April 30, 2022
Federal Tax Status of Dividends Declared During the Tax Year
IQ U.S. Real Estate Small Cap ETF designates 88.27% as qualified business income.
Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2022 taxed at a maximum rate of 20% is as follows:
IQ Hedge Multi-Strategy Tracker ETF	13.19%
IQ Hedge Macro Tracker ETF	0.00%
IQ Hedge Market Neutral Tracker ETF	0.00%
IQ Hedge Long/Short Tracker ETF	15.34%
IQ Hedge Event-Driven Tracker ETF	6.51%
IQ Real Return ETF	59.16%
IQ S&P High Yield Low Volatility Bond ETF	0.00%
IQ Merger Arbitrage ETF	0.00%
IQ Global Resources ETF	0.00%
IQ U.S. Real Estate Small Cap ETF	1.32%
IQ 50 Percent Hedged FTSE International ETF	78.30%
IQ Chaikin U.S. Large Cap ETF	81.97%
IQ Chaikin U.S. Small Cap ETF	100.00%
IQ 500 International ETF	79.05%
IQ Candriam ESG US Equity ETF	100.00%
IQ Candriam ESG International Equity ETF	81.30%
IQ Healthy Hearts ETF	100.00%
IQ Engender Equality ETF	100.00%
IQ Cleaner Transport ETF	100.00%
IQ Clean Oceans ETF	100.00%
IQ Global Equity R&D Leaders ETF	91.37%
IQ U.S. Large Cap R&D Leaders ETF	68.20%
IQ U.S. Mid Cap R&D Leaders ETF	84.36%

Supplemental Information (unaudited) (continued)

April 30, 2022
Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2022 that qualifies for the dividends received deduction is as follows:
IQ Hedge Multi-Strategy Tracker ETF	5.89%
IQ Hedge Macro Tracker ETF	0.00%
IQ Hedge Market Neutral Tracker ETF	0.00%
IQ Hedge Long/Short Tracker ETF	2.79%
IQ Hedge Event-Driven Tracker ETF	6.41%
IQ Real Return ETF	59.20%
IQ S&P High Yield Low Volatility Bond ETF	0.00%
IQ Merger Arbitrage ETF	0.00%
IQ Global Resources ETF	0.00%
IQ U.S. Real Estate Small Cap ETF	0.00%
IQ 50 Percent Hedged FTSE International ETF	0.00%
IQ Chaikin U.S. Large Cap ETF	77.92%
IQ Chaikin U.S. Small Cap ETF	100.00%
IQ 500 International ETF	0.00%
IQ Candriam ESG US Equity ETF	93.72%
IQ Candriam ESG International Equity ETF	0.00%
IQ Healthy Hearts ETF	62.75%
IQ Engender Equality ETF	100.00%
IQ Cleaner Transport ETF	36.25%
IQ Clean Oceans ETF	28.09%
IQ Global Equity R&D Leaders ETF	21.94%
IQ U.S. Large Cap R&D Leaders ETF	66.05%
IQ U.S. Mid Cap R&D Leaders ETF	78.43%

Supplemental Information (unaudited) (continued)

April 30, 2022
Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2022, are as follows:
Fund	Foreign Taxes Per Share	Foreign Income Per Share
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Real Return ETF
IQ S&P High Yield Low Volatility Bond ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
IQ U.S. Real Estate Small Cap ETF
IQ 50 Percent Hedged FTSE International ETF	0.0522	0.8575
IQ Chaikin U.S. Large Cap ETF
IQ Chaikin U.S. Small Cap ETF
IQ 500 International ETF	0.0773	1.2565
IQ Candriam ESG US Equity ETF
IQ Candriam ESG International Equity ETF	0.0627	0.8916
IQ Healthy Hearts ETF
IQ Engender Equality ETF
IQ Cleaner Transport ETF	0.0200	0.1324
IQ Clean Oceans ETF	0.0299	0.2136
IQ Global Equity R&D Leaders ETF
IQ U.S. Large Cap R&D Leaders ETF
IQ U.S. Mid Cap R&D Leaders ETF
In January 2023, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2022.

Board Review of Investment Advisory Agreements (unaudited)

April 30, 2022
Approvals Relating to the IQ U.S. Large Cap R&D Leaders ETF, IQ U.S. Mid Cap R&D Leaders ETF and IQ Global Equity R&D Leaders ETF (each a “New Fund” and collectively, the “New Funds”)
The Board (the members of which are referred to as “Trustees”) met by videoconference on December 10, 2021 (the "Meeting"), pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), in light of the impact of COVID-19. The Board met to consider the approval of an amendment to the Investment Advisory Agreement between the Trust and IndexIQ Advisors LLC (the “Advisor”) to add the New Funds (the “Advisory Agreement Amendment”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor for this Meeting relevant to the Board’s consideration of whether to approve the Advisory Agreement Amendment, as supplemented by the information submitted in connection with the Board’s review of contractual arrangements, at the March 31, 2021 meeting, to the extent relevant. In connection with considering approval of the Advisory Agreement Amendment, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the Advisory Agreement Amendment was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services that the Advisor will provide to the New Funds, and the fees that the Advisor will charge to the New Funds; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor; (3) information describing the New Funds’ anticipated operating expenses; (4) data comparing the proposed fee rate for advisory services to be charged to each New Fund and the expected expense ratio to fees paid by and expense ratios of other mutual funds or exchange-traded funds (“ETFs”) with similar investment objectives and policies as those of the New Funds; (5) the extent to which economies of scale would be realized as the New Funds grow; (6) any “fall-out” benefits to be derived by the Advisor from its relationship with the Trust; and (7) potential conflicts of interest. The Board considered that each New Fund was a passively managed ETF designed to track an index created by an affiliate of the Advisor.
In reviewing such factors, the Board relied on certain information, including (1) copies of the Investment Advisory Agreement and Advisory Agreement Amendment; (2) information about the proposed expense limitation and fee waiver arrangement; (3) information describing the Advisor and the services to be provided thereby; (4) information regarding the compliance program and portfolio management team of the Advisor; (5) a copy of the Form ADV of the Advisor; (6) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (7) materials provided by the Advisor in response to 15(c) requests for information from legal counsel to the Independent Trustees for this meeting and the March 31, 2021 contract renewal meeting, to the extent relevant to the approval of the Advisory Agreement Amendment; and (8) a presentation, via videoconference, by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and estimated operating expenses (including acquired fund fees and expenses, as applicable) of the New Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.
The Trustees including the Independent Trustees, considered and discussed the following with respect to the New Funds:
1.
The nature, extent, and quality of the facilities and services to be provided to the New Funds by the Advisor. The Independent Trustees reviewed the services that the Advisor would provide to the New Funds. In connection with the investment advisory services to be provided to the New Funds, the Independent Trustees noted the responsibilities that the Advisor would have as the New Funds’

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
investment adviser, including overall supervisory responsibility for the general management and investment of the New Funds’ securities portfolio, ultimate responsibility, subject to oversight by the Board, for daily monitoring and quarterly reporting to the Board, and the implementation of Board directives as they relate to the New Funds.
The Independent Trustees reviewed and considered the Advisor’s performance in managing the existing Funds of the Trust. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Funds would likely to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its experience, operations, and resources.
2.
Comparison of services to be provided and fees to be charged by the Advisor and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by the Advisor from its relationship with the New Funds. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to the Advisory Agreement Amendment with the Advisor to contracts of other investment advisers with respect to similar mutual funds and ETFs. In particular, the Independent Trustees compared each New Fund’s proposed advisory fee and projected expense ratio for each New Fund’s first year of operations to other ETFs in each New Fund’s respective peer group. The Independent Trustees also considered that the New Funds will have in place an Expense Limitation Agreement to limit the total operating expenses for a period of at least one year.

After comparing the New Funds’ proposed fees with those of other funds in each New Fund’s respective peer group, and in light of the nature, quality, and extent of services proposed to be provided by the Advisor and the costs expected to be incurred by the Advisor in rendering those services, the Independent Trustees concluded that the fees proposed to be paid to the Advisor with respect to the New Funds were fair and reasonable.
3.
The Advisor’s profitability and the extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of scale. The Independent Trustees next considered potential economies of scale and the anticipated costs and projected profitability of the Advisor in connection with its serving as investment adviser to the New Funds, including operational costs. Due to the fact that the New Funds had not yet commenced operations, the Independent Trustees made no determination with respect to economies of scale or the impact of the New Funds on the Advisor’s profitability.

4.
Investment performance of the Advisor. Because the New Funds had not commenced operations, the Independent Trustees could not consider the investment performance of the New Funds.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the terms of the Advisory Agreement Amendment with the Advisor was reasonable and fair to the New Funds and to recommend to the Board the approval of the Advisory Agreement Amendment.
As a result, all of the Board members, including the Independent Trustees, determined that the Advisory Agreement Amendment was in the best interests of the New Funds. The Board and the Independent Trustees, voting separately, approved the Advisory Agreement Amendment with respect to the New Funds.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
Approval Relating To Annual Continuation of the Advisory Agreement and Sub-Advisory Agreement
The Board (the members of which are referred to as “Trustees”) met by videoconference on March 30, 2022, pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the 1940 Act, in light of the impact of COVID-19. The Board met to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the series of the Trust for which the agreement applies (the “Funds”). The Board noted that the Advisory Agreement was between the Trust and IndexIQ Advisors LLC (the “Advisor”). In addition, the Board considered the continuation of the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay” or the “Sub-Advisor”), with respect to the IQ S&P High Yield Low Volatility Bond ETF (“HYLV”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the Funds, and from MacKay and the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Sub-Advisory Agreement as it relates to HYLV. In connection with considering approval of the continuation of the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees, met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds and by MacKay with respect to HYLV, and the fees charged by the Advisor and MacKay; (2) information concerning the business and operations, compliance program and portfolio management teams of the Advisor and MacKay; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor or MacKay from their relationships with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were passively managed ETFs and that several of the Funds were designed to track indexes created by an affiliate of the Advisor.
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) a copy of the Sub-Advisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and MacKay and the services provided thereby; (5) information regarding the respective compliance program and portfolio management teams of the Advisor and MacKay; (6) copies of the Form ADV for each of the Advisor and MacKay; (7) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (8) materials provided by each of the Advisor and MacKay in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (9) a presentation, via videoconference, by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:
1.
The nature, extent and quality of the facilities and services provided by the Advisor and MacKay. The Board reviewed the services that the Advisor and MacKay provide to the respective Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
the responsibilities that the Advisor and MacKay have as the investment advisor and sub-advisor to the respective Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For Funds that were not yet operational, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the non-operational Funds.
The Board reviewed the Advisor’s and MacKay’s experience, resources, and strengths in managing ETFs and other investment mandates, including the Advisor’s management of the Funds and the funds of the IndexIQ Active ETF Trust. The Board also considered the experience of MacKay’s team in managing strategies and asset classes similar to HYLV, and their tenure in managing the portfolio of HYLV. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its affiliates New York Life Investment Management LLC (“NYLIM”) and New York Life Insurance Company, which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered the Advisor’s marketing and distribution strategy, including the various services engaged by the Advisor in seeking to market and grow assets in the Funds.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s and MacKay’s ability to render such services based on its personnel, experience, operations, and resources.
2.
Comparison of services provided and fees charged by the Advisor and MacKay and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor and MacKay from their relationships with the respective Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement and Sub-Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. The Board also considered that the Advisor is responsible for payment of the sub-advisory fee to MacKay pursuant to the Sub-Advisory Agreement, and that HYLV shareholders do not directly pay the sub-advisory fee.

In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds, which generally are differentiated from broad Morningstar categorization based on distinguishing characteristics of many Funds’ core strategies, several of which are unique indexes designed by an affiliate of the Advisor. The Advisor explained that peer groups were selected using an objective methodology by a NYLIM team.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with information describing the Funds’ performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense ratios that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for relatively unique investment strategies such as those implemented by several of the Funds.
Additionally, the Trustees considered that the Advisor had put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of certain Funds. The Board noted that such expense

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
limitation and fee waiver agreements were reflected, where applicable, in the peer group analysis provided by the Advisor. The Board further noted that the Advisor was proposing permanent expense limitation and/or fee waiver agreements for certain Funds, which were subject to termination by the Board.
The Board also considered that certain Funds invest in the IQ Ultra Short Duration ETF and other third-party funds and based on information provided by the Advisor, and determined that fees that would be paid to the Advisor that are attributable to the investments made by such Funds would not be duplicative.
After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and MacKay and the costs incurred by the Advisor and MacKay in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund and MacKay with respect to HYLV is fair and reasonable.
3.
The Advisor’s and MacKay’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment advisor to each Fund, including operational costs. The Board also discussed additional resources available to the Advisor as part of a larger organization, including the investment of financial and human resources into the Advisor and additional support to market and distribute the Funds.

The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution details that were provided in the Board materials. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis.
The Board also considered the impact of future asset growth on the services required and fees paid to MacKay, noting again that such fees were paid by the Advisor out of its management fees. The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor under the unitary fee arrangement of the Advisory Agreement and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of Expense Limitation Agreements and Fee Waiver Agreements applicable to certain of the Funds, and their respective impacts on costs to shareholders and profitability of the Advisor.
The Board noted that certain Funds had not yet commenced operations, and therefore no direct historical profitability data was available for consideration for such Funds.
The Board concluded that the fees paid to the Advisor and MacKay, respectively, were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.
4.
Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor and MacKay in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board considered that certain Funds had not yet commenced operations, and therefore had no performance or operational history to consider.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
The Board concluded that the investment performance of the Funds, particularly in the context of tracking error as against each Fund’s underlying index and in succeeding in satisfying their stated investment objective, supported the approval of the Advisory Agreement and Sub-Advisory Agreement.
The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds and, with respect to HYLV, the Sub-Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor and the Sub-Advisory Agreement between the Advisor and MacKay were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement and Sub-Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor and continuation of the Sub-Advisory Agreement with MacKay was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	28	The New Ireland Fund, Inc. (closed-end fund) (2015 to present).
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Consultant and Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	28	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to 2021); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (non-profit) (2019 to present); Board Member, Center for Collaborative Investigative Journalism (non-profit) (2020 – present).
Interested Trustee
Kirk C. Lehneis, 1974(4)	President Chairman of the Board	Since January 2018 Since December 2021	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chief Executive Officer, IndexIQ Advisors LLC (since 2018); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); President, MainStay CBRE Global	28	None.

Board of Trustees and Officers (unaudited) (continued)

Officers
Names and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jomil M. Guerrero	Vice President	Since March 2022	Chief Operating Officer and Managing Director, IndexIQ Advisors LLC (2021 to present); Managing Director, Global Marketing operations, New York Life Investment Management LLC (2016 to 2021); and Director of Finance (2011 to 2016) New York Life Investment Management LLC.
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Secretary and Chief Legal Officer, IndexIQ Advisors, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).
Kevin M. Bopp, 1969	Chief Compliance Officer	Since June 2021	Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2021); Head of Investments Compliance, New York Life Investments (since 2019); Chief Compliance Officer, IndexIQ Advisors (since 2017); Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2017 to 2019) Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (2014 to 2019).

(1)
The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person the Advisor.

(4)
Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ ETF Trust
Annual Report | April 30, 2022
IQ Hedge Multi-Strategy Tracker ETF (QAI)
IQ Hedge Macro Tracker ETF (MCRO)
IQ Hedge Market Neutral Tracker ETF (QMN)
IQ Hedge Long/Short Tracker ETF (QLS)
IQ Hedge Event-Driven Tracker ETF (QED)
IQ Real Return ETF (CPI)
IQ S&P High Yield Low Volatility Bond ETF (HYLV)
IQ Merger Arbitrage ETF (MNA)
IQ Global Resources ETF (GRES)
IQ U.S. Real Estate Small Cap ETF (ROOF)
IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ Chaikin U.S. Large Cap ETF (CLRG)
IQ Chaikin U.S. Small Cap ETF (CSML)
IQ 500 International ETF (IQIN)
IQ Candriam ESG US Equity ETF (IQSU)
IQ Candriam ESG International Equity ETF (IQSI)
IQ Healthy Hearts ETF (HART)
IQ Engender Equality ETF (EQUL)
IQ Cleaner Transport ETF (CLNR)
IQ Clean Oceans ETF (OCEN)
IQ Global Equity R&D Leaders ETF (WRND)
IQ U.S. Large Cap R&D Leaders ETF (LRND)
IQ U.S. Mid Cap R&D Leaders ETF (MRND)
Investment Advisor
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Legal Counsel
Chapman and Cutler LLP
1717 Rhode Island Avenue
Washington, DC 20036
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

1740844ME11-06/22

The Report to Shareholders is attached herewith.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its Audit Committee, an “independent” Trustee, Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $450,130 for 2022 and $358,700 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2022 and $0 for 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $12,492,273 for the fiscal year ended April 30, 2022, and (ii) $12,740,582 for the fiscal year ended April 30, 2021.

(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2022 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Michael Pignataro, and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 7, 2022

By (Signature and Title)	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	July 7, 2022